UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23148

Guardian Variable Products Trust

(Exact name of registrant as specified in charter)

10 Hudson Yards New York, N.Y. 10001

(Address of principal executive offices) (Zip code)

Dominique Baede

President

Guardian Variable Products Trust

10 Hudson Yards

New York, N.Y. 10001

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-598-8000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1.	Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 is filed herewith.

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian Large Cap Fundamental Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Fundamental Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

FUND COMMENTARY OF CLEARBRIDGE INVESTMENTS LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) returned 21.60%, underperforming its benchmark, the Russell 1000® Growth Index[1] (the “Index”), for the year ended December 31, 2021. The Fund’s underperformance relative to the Index was primarily due to stock selection in the communication services and information technology (“IT”) sectors.

•	The Index delivered a 27.60% return for the same period. This performance was largely due to the continued historic levels of fiscal and monetary support provided to the markets by the U.S. Federal Reserve (the “Fed”) and government spending in response to the COVID-19 pandemic, the approval and mass distribution of COVID-19 vaccines, as well as an acceleration of the trend toward digitalization of consumer and business activities. These factors led to a market that rotated between growth and more cyclically oriented businesses throughout the year, with ongoing strength in mega cap names in the IT and communication services sectors, as well as outperformance from the energy, financials, and real estate sectors, all of which have limited exposure in the benchmark.

Market Overview

The period began with emergency authorization approval of COVID-19 vaccines, which led to a broadening of market leadership from the mega cap growth stocks that had soared during the height of pandemic lockdowns. FDA approvals of vaccines from Pfizer/BioNTech and Moderna increased optimism about an eventual return to normal economic activity, sparking a rally in cyclical areas of the market. Aggressive fiscal and monetary policies continued unabated in early 2021, helping support consumer demand that, combined with supply chain disruptions as COVID-19 rippled through global regions, raised inflation concerns and led to soaring commodity prices. Despite waves of COVID-19 periodically offering a bid to tech stocks that would benefit from a stay-at-home environment, inflation worries led to a steepening yield curve, weighing on high-multiple growth stocks and supporting cyclicals. Amid easing business restrictions and accommodating fiscal and monetary policies, the U.S. economy picked up steam, with business confidence and new jobs numbers increasing steadily. Markets wavered in September after the Delta variant of COVID-19 put a pause on recovery plays and higher inflation coincided with signals from the Fed it would reduce its bond buying as early as November and potentially raise the federal funds rate in 2022. Equities delivered a flattish third quarter of 2021 as already-challenging labor and supply shortages and broad-based inflationary pressures intensified, weighing on industrials and materials companies. Robust third-quarter corporate earnings, however, suggesting companies have largely been able to absorb inflationary pressures, led to strong gains in October. Much of those advances were erased, however, by the emergence of a new COVID-19 variant, Omicron, late in the period that pushed the Standard & Poor’s 500® Index2 to its biggest single-day loss in over a year. Omicron reminded investors that the pandemic will continue to impact markets and the global economy for the foreseeable future.

Portfolio Review

Stock selection in the communication services, IT, consumer discretionary and consumer staples sectors were the primary detractors from performance relative to the Index. Overweights to the consumer discretionary and industrials sectors and underweights to the communication services and IT sectors also weighed on relative results. On the positive side, stock selection in the health care and industrials sectors were the primary contributors to relative returns.

Outlook

We have remained engaged over the trailing 12 months, repositioning the Fund to seek to increase our up capture and active share with the addition of new positions and the sale of others where the stocks either reached our price target or no longer provided what we believed to be as compelling a risk/reward profile as other growth opportunities in the market. We are focusing new positions in areas benefitting from

[1]

The Russell 1000® Growth Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1.000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

participation in secular growth trends, such as electric vehicles and the electrification of the global economy, e-commerce and digital payments, as well innovations in media delivery and medical technology. Several encouraging macro trends are emerging in support of two areas outside tech: consumer spending and industrial production. Unlike in past recessions and recoveries, consumer balance sheets have improved dramatically since the onset of the pandemic. We anticipate that this should feed through to increased spending on services like travel and discretionary items. We expect the supply chain constraints contributing to inflation and goods shortages will begin to lessen with an ambitious rebuilding of inventories. We expect that this should be a multi-year phenomenon beneficial to quality industrials with high levels of organic growth. The ramp up of Fed tapering and a steepening yield curve likely mean the best earnings growth going forward will not be in technology. We believe the Fund is well-positioned for a return to an environment of normalized economic growth and equity returns where protecting capital through periods of volatility will be a significant contributor to performance. Other than the selloff at the onset of the pandemic, we have not experienced a significant downturn in many years. This could change in a less supportive environment, which we believe, as active managers, would give us an opportunity to benefit from our focus on quality growth companies and the downside protection they can offer when positive sentiment and liquidity evaporate.

2

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $348,302,120

Sector Allocation[1] As of December 31, 2021

Top Ten Holdings[2] As of December 31, 2021

Holding	% of Total Net Assets
Amazon.com, Inc.	8.81%
Microsoft Corp.	5.83%
Meta Platforms, Inc., Class A	5.79%
Apple, Inc.	5.35%
NVIDIA Corp.	4.60%
Visa, Inc., Class A	3.89%
UnitedHealth Group, Inc.	3.57%
salesforce.com, Inc.	3.55%
Adobe, Inc.	3.18%
Thermo Fisher Scientific, Inc.	3.17%
Total	47.74%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Fundamental Growth VIP Fund	9/1/2016	21.60%	20.82%	—	19.82%
Russell 1000® Growth Index		27.60%	25.32%	—	23.86%

Results of a Hypothetical $10,000 Investment As of December 31, 2021

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Fundamental Growth VIP Fund and the Russell 1000® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return	$1,000.00	$1,091.60	$4.69	0.89%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.72	$4.53	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2021	Shares	Value
Common Stocks – 99.4%

Aerospace & Defense – 1.4%

Raytheon Technologies Corp.	57,120	$4,915,747

		4,915,747

Air Freight & Logistics – 2.4%

United Parcel Service, Inc., Class B	38,856	8,328,395

		8,328,395

Auto Components – 1.6%

Aptiv PLC(1)	33,874	5,587,516

		5,587,516

Beverages – 1.6%

Monster Beverage Corp.(1)	58,390	5,607,776

		5,607,776

Biotechnology – 0.7%

BioMarin Pharmaceutical, Inc.(1)	29,891	2,640,870

		2,640,870

Electrical Equipment – 1.6%

Eaton Corp. PLC	31,540	5,450,743

		5,450,743

Entertainment – 5.1%

Netflix, Inc.(1)	14,000	8,434,160

Sea Ltd., ADR(1)	18,460	4,129,686

The Walt Disney Co.(1)	33,419	5,176,269

		17,740,115

Equity Real Estate Investment – 1.6%

Equinix, Inc. REIT	6,527	5,520,798

		5,520,798

Health Care Equipment & Supplies – 3.0%

Alcon, Inc.	59,760	5,206,291

Intuitive Surgical, Inc.(1)	14,470	5,199,071

		10,405,362

Health Care Providers & Services – 3.6%

UnitedHealth Group, Inc.	24,747	12,426,459

		12,426,459

Hotels, Restaurants & Leisure – 1.2%

Booking Holdings, Inc.(1)	1,704	4,088,288

		4,088,288

Interactive Media & Services – 5.8%

Meta Platforms, Inc., Class A(1)	59,913	20,151,737

		20,151,737

Internet & Direct Marketing Retail – 9.7%

Alibaba Group Holding Ltd., ADR(1)	27,186	3,229,425

Amazon.com, Inc.(1)	9,205	30,692,600

		33,922,025

IT Services – 5.8%

Fidelity National Information Services, Inc.	33,287	3,633,276

PayPal Holdings, Inc.(1)	16,400	3,092,712

Visa, Inc., Class A	62,587	13,563,229

		20,289,217

December 31, 2021	Shares	Value

Life Sciences Tools & Services – 3.2%

Thermo Fisher Scientific, Inc.	16,532	$11,030,812

		11,030,812

Pharmaceuticals – 2.9%

Zoetis, Inc.	41,221	10,059,161

		10,059,161

Professional Services – 2.1%

IHS Markit Ltd.	54,807	7,284,946

		7,284,946

Road & Rail – 1.5%

Uber Technologies, Inc.(1)	125,482	5,261,460

		5,261,460

Semiconductors & Semiconductor Equipment – 7.2%

ASML Holding N.V.	6,200	4,936,068

NVIDIA Corp.	54,532	16,038,407

NXP Semiconductors N.V.	17,640	4,018,039

		24,992,514

Software – 21.0%

Adobe, Inc.(1)	19,560	11,091,694

Atlassian Corp. PLC, Class A(1)	19,090	7,278,826

Microsoft Corp.	60,404	20,315,073

Palo Alto Networks, Inc.(1)	18,794	10,463,747

salesforce.com, Inc.(1)	48,650	12,363,425

Splunk, Inc.(1)	32,581	3,770,273

UiPath, Inc., Class A(1)	49,159	2,120,228

Workday, Inc., Class A(1)	20,530	5,608,385

		73,011,651

Specialty Retail – 7.4%

Advance Auto Parts, Inc.	21,360	5,123,837

The Home Depot, Inc.	21,823	9,056,763

Tractor Supply Co.	22,220	5,301,692

Ulta Beauty, Inc.(1)	15,333	6,322,409

		25,804,701

Technology Hardware, Storage & Peripherals – 5.3%

Apple, Inc.	104,844	18,617,149

		18,617,149

Textiles, Apparel & Luxury Goods – 1.8%

NIKE, Inc., Class B	38,700	6,450,129

		6,450,129

Trading Companies & Distributors – 1.9%

WW Grainger, Inc.	12,779	6,622,589

		6,622,589

Total Common Stocks (Cost $199,238,570)		346,210,160

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2021	Principal Amount	Value
Short–Term Investment – 0.7%

Repurchase Agreements – 0.7%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $2,492,475, due 1/3/2022(2)	$2,492,475	$2,492,475

Total Repurchase Agreements (Cost $2,492,475)		2,492,475

Total Investments – 100.1% (Cost $201,731,045)		348,702,635

Liabilities in excess of other assets – (0.1)%		(400,515)

Total Net Assets – 100.0%		$348,302,120

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$2,552,700	$2,542,331

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$346,210,160	$—	$—	$346,210,160
Repurchase Agreements	—	2,492,475	—	2,492,475
Total	$346,210,160	$2,492,475	$—	$348,702,635

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$348,702,635

Foreign tax reclaims receivable	35,502

Dividends/interest receivable	35,358

Prepaid expenses	12,512

Total Assets	348,786,007

Liabilities

Payable for fund shares redeemed	171,772

Investment advisory fees payable	170,028

Distribution fees payable	73,578

Accrued audit fees	17,625

Accrued custodian and accounting fees	12,338

Accrued trustees’ and officers’ fees	1,180

Accrued expenses and other liabilities	37,366

Total Liabilities	483,887

Total Net Assets	$348,302,120

Net Assets Consist of:

Paid-in capital	$111,126,137

Distributable earnings	237,175,983

Total Net Assets	$348,302,120

Investments, at Cost	$201,731,045

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	13,280,358

Net Asset Value Per Share	$26.23

Statement of Operations For the Year Ended December 31, 2021
Investment Income

Dividends	$2,070,196

Withholding taxes on foreign dividends	(18,171)

Total Investment Income	2,052,025

Expenses

Investment advisory fees	2,072,532

Distribution fees	900,256

Trustees’ and officers’ fees	96,353

Professional fees	76,667

Administrative fees	51,555

Custodian and accounting fees	35,091

Transfer agent fees	13,730

Shareholder reports	6,866

Other expenses	25,947

Total Expenses	3,278,997

Net Investment Income/(Loss)	(1,226,972)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	43,630,648

Net change in unrealized appreciation/(depreciation) on investments	29,119,741

Net Gain on Investments	72,750,389

Net Increase in Net Assets Resulting From Operations	$71,523,417

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/21	For the Year Ended 12/31/20

Operations

Net investment income/(loss)	$(1,226,972)	$(569,756)

Net realized gain/(loss) from investments	43,630,648	29,777,248

Net change in unrealized appreciation/(depreciation) on investments	29,119,741	60,199,277

Net Increase in Net Assets Resulting from Operations	71,523,417	89,406,769

Capital Share Transactions

Proceeds from sales of shares	25,900,718	1,002,424

Cost of shares redeemed	(89,011,782)	(100,440,034)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(63,111,064)	(99,437,610)

Net Increase/(Decrease) in Net Assets	8,412,353	(10,030,841)

Net Assets

Beginning of year	339,889,767	349,920,608

End of year	$348,302,120	$339,889,767

Other Information:

Shares

Sold	1,163,061	58,494

Redeemed	(3,642,432)	(5,503,667)

Net Decrease	(2,479,371)	(5,445,173)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/21	$21.57	$(0.08)	$4.74	$4.66	$26.23	21.60%

Year Ended 12/31/20	16.50	(0.03)	5.10	5.07	21.57	30.73%

Year Ended 12/31/19	12.51	0.00 (4)	3.99	3.99	16.50	31.89%

Year Ended 12/31/18	12.74	0.03	(0.26)	(0.23)	12.51	(1.81)%

Year Ended 12/31/17	10.19	0.01	2.54	2.55	12.74	25.02%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/ (Loss) to Average Net Assets(3)	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$348,302	0.91%	0.91%	(0.34)%	(0.34)%	21%

339,890	1.00%	1.00%	(0.18)%	(0.18)%	20%

349,921	1.00%	1.00%	0.01%	0.01%	44%

223,264	1.00%	1.02%	0.26%	0.24%	33%

11,946	1.00%	1.95%	0.09%	(0.86)%	51%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

(4)	Rounds to $0.00 per share.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Large Cap Fundamental Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2021, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.62% up to $100 million, 0.57% up to $300 million, 0.52% up to $500 million, and 0.50% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.01% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. For the year ended December 31, 2021, Park Avenue did not waive any fees or pay any Fund expenses.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The entitlement to recoupment by Park Avenue from the Fund under the Expense Limitation Agreement expired on April 9, 2021.

Park Avenue has entered into a Sub-Advisory Agreement with ClearBridge Investments LLC

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

(“ClearBridge”). ClearBridge is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund paid distribution fees in the amount of $900,256 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $73,995,878 and $136,377,009, respectively, for the year ended December 31, 2021.

During the year ended December 31, 2021, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP FUNDAMENTAL GROWTH VIP FUND

securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the year ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Fundamental Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Fundamental Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016-2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8175

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian Core Plus Fixed Income VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Core Plus Fixed Income VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

FUND COMMENTARY OF LORD, ABBETT & CO. LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Core Plus Fixed Income VIP Fund (the “Fund”) returned 0.00%, outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index[1] (the “Index”), for the year ended December 31, 2021.

•	The Index returned -1.54% for the same period.

Market Overview

The year ended December 31, 2021 yielded heightened market volatility as the U.S. continued its steady recovery from the onset of the COVID-19 pandemic. However, U.S. risk assets generally exhibited positive performance, despite spurs of instability throughout the year. U.S. equities performed the best, highlighted by the three major U.S. equity indices, which all gained over 20% for the year. Within credit, lower quality credit outperformed higher quality tiers.

While U.S. markets performed well, COVID-19 remained a significant headwind across all global markets throughout the year. However, the development and acceleration of access to COVID-19 vaccinations created a more positive sentiment around the virus, as both infections and hospitalization trends improved throughout much of the first quarter of 2021. The decline in cases was short-lived, however, as the emergence of new variants of the COVID-19 virus throughout the year posed significant obstacles to the ongoing recovery of the U.S. economy. The Delta variant caused new waves of positive cases and increased hospitalizations around the world and weighed directly on global growth in the third quarter of 2021. This was evident in equity markets in September 2021, as the three major U.S. indices faced their largest monthly pullbacks since the onset of the pandemic in March 2020. U.S. markets succumbed to another COVID-19 related sell-off towards the end of the year due to the emergence of the Omicron variant. Given its high rate of transmission and ability to evade standard vaccination dosages, this variant caused a major risk-off shift in investor sentiment. Major indices experienced one of their worst performing trading sessions of the year on November 26, 2021, highlighted by the Dow Jones Industrial Average having its worst session since October 2020.

While the emergence of these new variants dampened the global growth outlook, U.S. markets continued to be bolstered by ongoing support from the U.S. Federal Reserve (the “Fed”) via central bank liquidity. The Fed remained accommodative throughout the year, keeping the Federal Funds rate near zero to boost U.S. economic recovery. Notably, the Fed’s balance sheet ballooned to almost $9 trillion in the latter part of the year, up from $4.4 trillion prior to the start of the pandemic. U.S. markets were also bolstered by ongoing fiscal stimulus. After Congress passed an approximately $1.9 trillion stimulus bill in March 2021 featuring direct payments to households affected by the pandemic, they later passed an approximately $1.2 trillion physical infrastructure package that featured more than $550 billion in new spending.

Although this increased stimulus benefited U.S. markets, it also contributed to concerns of an increased inflation overshoot in the U.S. economy by boosting post-lockdown consumer demand. Following a relatively modest increase in the first quarter of 2021, consumer prices accelerated higher throughout the remainder of the year, averaging gains of approximately 5.3% year-over-year from April to September 2021, the fastest annual increase since 2008. Inflation concerns were truly manifested in the November 2021 Consumer Price Index (CPI)2 report, which revealed headline consumer prices up 6.8% year-over-year, the highest levels since June 1982. In addition to stimulative policy, supply chain constraints also played an integral part in driving inflation higher. Many industries were unable to consistently meet pent up consumer demand, and production bottlenecks caused by the pandemic led to shortages of goods and, therefore, heavy price increases from supply and demand imbalances.

[1]

The Bloomberg U.S. Aggregate Bond Index (the “Index”) is an index of U.S dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

1

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Despite this upward pressure, the Fed remained mostly consistent in its messaging on inflationary expectations throughout the spring and summer of 2021 in that it was mostly transitory. It was not until the fourth quarter of 2021 that the Fed pivoted to a more hawkish stance on inflation. Despite the lack of surprises from the early November 2021 Federal Open Market Committee (“FOMC”) meeting, there was a notable shift in tone from the Fed, as Chairman Jerome Powell indicated that it may be appropriate for the central bank to consider wrapping up its taper a few months sooner than initially envisioned. Shortly after, the FOMC announced at its December 2021 meeting that it would accelerate its tapering of asset purchases by $30 billion per month, up from the originally announced $15 billion. In the post-meeting press conference, Powell indicated that the accelerated taper puts the bank in a position to address issues, including high inflation. While this adjustment was widely expected, the December 2021 meeting did also reveal the new median Fed projection for three interest rate hikes in 2022, up from the September 2021 forecast where the median projection called for one interest rate hike in 2022. These new projections were aimed towards curbing inflation, which Chairman Powell said may be more persistent.

Portfolio Review

For the year ended December 31, 2021, the Fund’s allocation to high yield corporate bonds was the largest contributor to performance. Specifically, high yield allocations within the energy and consumer cyclical industries contributed to the Fund’s relative performance.

Security selection within and an overweight allocation to commercial mortgage-backed securities (“CMBS”) also contributed to performance in 2021. Commercial real estate valuations were driven higher by the distribution of the COVID-19 vaccines and a shift in momentum to sectors leveraged to the return of normalcy. We remained constructive on idiosyncratic single-asset / single-borrower (“SASB”) opportunities and were underweight agency CMBS as of the end of the year.

Lastly, underweight allocations to agency mortgage-backed securities (“MBS”) and U.S. Treasuries contributed to the Fund’s relative performance. These asset classes both posted negative returns over the period as risk assets outperformed and rates rose across the curve.

Detractors from the Fund’s relative performance included an overweight allocation to high quality asset-backed securities and a moderate allocation to cash and cash equivalents, as these sectors underperformed risk assets for the year.

Outlook

While we believe there are short-term volatility risks stemming from residual effects of COVID-19 and new variant types, we believe economic fundamentals will continue to have an upward trajectory into 2022 as vaccinations have led to a reopening of the economy and latent demand, dormant services, and consumer spending all continue to normalize to pre-pandemic levels.

Within corporates, we have been rotating out of low-quality pandemic winners, margin squeezed industries, and issues that exhibit notable event risk and targeting companies with strong pricing power given the uptick in inflation. We continue to favor the energy sector based on fundamentals and potential tailwinds from persistent inflation.

We are still positive on reopening sectors and specifically are focused on finding attractive relative value opportunities in CMBS, high yield, and ‘BBB’ rated bank loans. Additionally, we remain constructive on credit risk with floating rate exposure (through bank loans, collateralized loan obligations, SASB CMBS, and non-agency MBS) as we believe these sectors are well positioned to combat rising rates.

2

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $345,332,236

Bond Sector Allocation[1] As of December 31, 2021

Bond Quality Allocation[2] As of December 31, 2021

3

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Top Ten Holdings[1] As of December 31, 2021

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Bill	0.072%	4/21/2022	8.05%
U.S. Treasury Note	0.750%	11/15/2024	5.21%
Uniform Mortgage-Backed Security	3.000%	1/1/2052	4.45%
U.S. Treasury Note	0.375%	10/31/2023	3.60%
U.S. Treasury Bond	1.875%	11/15/2051	3.01%
U.S. Treasury Note	1.375%	11/15/2031	2.79%
U.S. Treasury Note	0.500%	11/30/2023	2.67%
U.S. Treasury Bond	1.750%	8/15/2041	2.45%
BAMLL Commercial Mortgage Securities Trust	3.534%	3/10/2037	1.17%
U.S. Treasury Note	1.125%	10/31/2026	1.10%
Total			34.50%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Lord, Abbett & Co. LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

4

GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Core Plus Fixed Income VIP Fund	9/1/2016	0.00%	3.54%	—	2.79%
Bloomberg U.S. Aggregate Bond Index		-1.54%	3.57%	—	2.75%

Results of a Hypothetical $10,000 Investment As of December 31, 2021

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Core Plus Fixed Income VIP Fund and the Bloomberg U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return	$1,000.00	$1,002.60	$3.94	0.78%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,021.27	$3.97	0.78%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2021	Principal Amount	Value
Agency Mortgage–Backed Securities – 5.5%

Federal National Mortgage Association 3.50% due 9/1/2047	$2,107,828	$2,253,825
3.50% due 3/1/2050	1,249,994	1,334,794

Uniform Mortgage-Backed Security 3.00% due 1/1/2052(1)	14,826,000	15,360,774

Total Agency Mortgage–Backed Securities (Cost $18,809,444)		18,949,393
Asset–Backed Securities – 18.6%

ACC Trust 2019-1 B 4.47% due 10/20/2022(2)	68,662	68,814

AMMC CLO 23 Ltd. 2020-23A CR 2.123% (LIBOR 3 Month + 2.00%) due 10/17/2031(2)(3)	540,000	538,056

AMMC CLO 24 Ltd. 2021-24A B 1.985% (LIBOR 3 Month + 1.75%) due 1/20/2035(2)(3)	680,000	679,655

Apidos CLO XXXV 2021-35A A 1.182% (LIBOR 3 Month + 1.05%) due 4/20/2034(2)(3)	400,000	399,041

Arbor Realty Commercial Real Estate Ltd. 2021-FL2 D 2.61% (LIBOR 1 Month + 2.50%) due 5/15/2036(2)(3)	700,000	696,500
2021-FL2 E 3.06% (LIBOR 1 Month + 2.95%) due 5/15/2036(2)(3)	170,000	168,938
2021-FL3 D 2.31% (LIBOR 1 Month + 2.20%) due 8/15/2034(2)(3)	1,030,000	1,022,367

Avid Automobile Receivables Trust 2019-1 B 2.82% due 7/15/2026(2)	455,606	458,801
2019-1 D 4.03% due 7/15/2026(2)	2,290,000	2,343,874
2021-1 E 3.39% due 4/17/2028(2)	830,000	801,881

Avis Budget Rental Car Funding AESOP LLC 2019-3A A 2.36% due 3/20/2026(2)	1,545,000	1,579,988
2020-2A A 2.02% due 2/20/2027(2)	1,750,000	1,765,010

Bain Capital Credit CLO 2019-2A AR 1.222% (LIBOR 3 Month + 1.10%) due 10/17/2032(2)(3)	880,000	879,779

Barings CLO Ltd. 2018-3A D 3.032% (LIBOR 3 Month + 2.90%) due 7/20/2029(2)(3)	250,000	244,050
2019-3A BR 1.732% (LIBOR 3 Month + 1.60%) due 4/20/2031(2)(3)	540,000	539,728

December 31, 2021	Principal Amount	Value
Asset–Backed Securities (continued)

Carlyle Global Market Strategies CLO Ltd. 2015-5A BRR 2.432% (LIBOR 3 Month + 2.30%) due 1/20/2032(2)(3)	$410,000	$409,793

Carlyle U.S. CLO Ltd.
2019-1A BR 2.332% (LIBOR 3 Month + 2.20%) due 4/20/2031(2)(3)	390,000	389,803
2021-1A A1 1.264% (LIBOR 3 Month + 1.14%) due 4/15/2034(2)(3)	1,400,000	1,399,649

CarMax Auto Owner Trust 2021-1 A2A 0.22% due 2/15/2024	1,264,552	1,264,169

CBAM Ltd. 2017-1A D 3.882% (LIBOR 3 Month + 3.75%) due 7/20/2030(2)(3)	530,000	525,389

CIFC Funding Ltd. 2021-1A A1 1.234% (LIBOR 3 Month + 1.11%) due 4/25/2033(2)(3)	1,330,000	1,329,665
2021-4A A 1.174% (LIBOR 3 Month + 1.05%) due 7/15/2033(2)(3)	1,000,000	1,000,135

CPS Auto Receivables Trust 2018-B D 4.26% due 3/15/2024(2)	417,359	421,971
2020-C C 1.71% due 8/17/2026(2)	410,000	412,183

Drive Auto Receivables Trust 2020-2 C 2.28% due 8/17/2026	1,975,000	2,001,060

Dryden 58 CLO Ltd. 2018-58A B 1.622% (LIBOR 3 Month + 1.50%) due 7/17/2031(2)(3)	1,400,000	1,399,297

Dryden 61 CLO Ltd. 2018-61A A1R 1.112% (LIBOR 3 Month + 0.99%) due 1/17/2032(2)(3)	900,000	900,075

Dryden Senior Loan Fund 2017-47A BR 1.594% (LIBOR 3 Month + 1.47%) due 4/15/2028(2)(3)	1,010,000	1,009,493

Exeter Automobile Receivables Trust 2020-2A E 7.19% due 9/15/2027(2)	1,100,000	1,214,680

First Investors Auto Owner Trust 2021-1A E 3.35% due 4/15/2027(2)	600,000	602,335

Flagship Credit Auto Trust 2018-3 E 5.28% due 12/15/2025(2)	725,000	757,432
2020-2 A 1.49% due 7/15/2024(2)	37,370	37,447
2021-1 A 0.31% due 6/16/2025(2)	499,738	498,573

Ford Credit Auto Lease Trust 2021-A A2 0.19% due 7/15/2023	1,340,192	1,339,588

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2021	Principal Amount	Value
Asset–Backed Securities (continued)

Ford Credit Floorplan Master Owner Trust 2018-4 A 4.06% due 11/15/2030	$742,000	$829,639

GM Financial Revolving Receivables Trust 2021-1 C 1.67% due 6/12/2034(2)	955,000	931,265

Hertz Vehicle Financing III LP 2021-2A A 1.68% due 12/27/2027(2)	1,165,000	1,150,839

HGI CRE CLO Ltd. 2021-FL1 C 1.808% (LIBOR 1 Month + 1.70%) due 6/16/2036(2)(3)	550,000	545,195
2021-FL1 D 2.458% (LIBOR 1 Month + 2.35%) due 6/16/2036(2)(3)	500,000	495,641

Invesco CLO Ltd. 2021-3A B 1.769% (LIBOR 3 Month + 1.65%) due 10/22/2034(2)(3)	320,000	319,837

KKR CLO 30 Ltd. Series 30A, Class CR 3.246% (LIBOR 3 Month + 2.00%) due 10/17/2031(2)(3)	310,000	309,844

Lending Funding Trust 2020-2A A 2.32% due 4/21/2031(2)	936,000	942,336

Lendmark Funding Trust 2021-1A A 1.90% due 11/20/2031(2)	750,000	737,739
2021-2A C 3.09% due 4/20/2032(2)	450,000	444,785

Logan CLO I Ltd. 2021-1A A 1.313% (LIBOR 3 Month + 1.16%) due 7/20/2034(2)(3)	530,000	530,158

Marble Point CLO XVII Ltd. 2020-1A A 1.432% (LIBOR 3 Month + 1.30%) due 4/20/2033(2)(3)	613,030	613,034

Mariner Finance Issuance Trust 2021-BA D 3.42% due 11/20/2036(2)	555,000	542,243

Marlette Funding Trust 2020-2A D 4.65% due 9/16/2030(2)	1,060,000	1,106,002

Master Credit Card Trust II 2018-1A A 0.593% (LIBOR 1 Month + 0.49%) due 7/21/2024(2)(3)	100,000	100,309

ME Funding LLC 2019-1 A2 6.448% due 7/30/2049(2)	1,099,560	1,146,310

Mercedes-Benz Auto Lease Trust 2021-A A2 0.18% due 3/15/2023	1,022,521	1,022,224

Mountain View CLO LLC 2017-1A AR 1.212% (LIBOR 3 Month + 1.09%) due 10/16/2029(2)(3)	561,712	560,982

December 31, 2021	Principal Amount	Value
Asset–Backed Securities (continued)

Nelnet Student Loan Trust 2021-DA B 2.90% due 4/20/2062(2)	$570,000	$575,443

Neuberger Berman Loan Advisers CLO 35 Ltd. 2019-35A A1 1.464% (LIBOR 3 Month + 1.34%) due 1/19/2033(2)(3)	1,000,000	999,878

Newark BSL CLO 1 Ltd. 2016-1A CR 3.135% (LIBOR 3 Month + 3.00%) due 12/21/2029(2)(3)	360,000	363,280

NextGear Floorplan Master Owner Trust 2019-2A A1 0.81% (LIBOR 1 Month + 0.70%) due 10/15/2024(2)(3)	950,000	953,000
2020-1A A1 0.91% (LIBOR 1 Month + 0.80%) due 2/15/2025(2)(3)	2,450,000	2,463,006

Oaktree CLO Ltd. 2019-4A CR 4.169% (LIBOR 3 Month + 2.25%) due 10/20/2032(2)(3)	570,000	569,713

OCP CLO Ltd. 2019-16A AR 1.121% (LIBOR 3 Month + 1.00%) due 4/10/2033(2)(3)	790,000	789,802

OneMain Financial Issuance Trust 2019-2A A 3.14% due 10/14/2036(2)	956,000	1,005,700

Palmer Square CLO Ltd. 2021-2A A 1.274% (LIBOR 3 Month + 1.15%) due 7/15/2034(2)(3)	940,000	939,764

Pennsylvania Higher Education Assistance Agency 2006-1 B 0.394% (LIBOR 3 Month + 0.27%) due 4/25/2038(3)	23,666	23,224

Planet Fitness Master Issuer LLC 2019-1A A2 3.858% due 12/5/2049(2)	260,680	267,056

Race Point IX CLO Ltd. 2015-9A CR 3.324% (LIBOR 3 Month + 3.20%) due 10/15/2030(2)(3)	250,000	240,300

Rad CLO 10 Ltd. 2021-10A A 1.367% (LIBOR 3 Month + 1.17%) due 4/23/2034(2)(3)	1,190,000	1,192,251

Santander Drive Auto Receivables Trust 2018-1 D 3.32% due 3/15/2024	13,369	13,420
2020-2 D 2.22% due 9/15/2026	816,000	826,102
2021-1 A2 0.29% due 11/15/2023	198,126	198,106
2021-1 C 0.75% due 2/17/2026	1,850,000	1,846,037

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2021	Principal Amount	Value
Asset–Backed Securities (continued)

SCF Equipment Leasing LLC 2019-2A B 2.76% due 8/20/2026(2)	$797,000	$815,565
2021-1A C 1.54% due 10/21/2030(2)	1,000,000	976,287
2021-1A D 1.93% due 9/20/2030(2)	750,000	732,956

SEB Funding LLC 2021-1A A2 4.969% due 1/30/2052(2)	815,000	812,744

SLC Student Loan Trust 2008-1 A4A 1.803% (LIBOR 3 Month + 1.60%) due 12/15/2032(3)	112,034	113,826

Sunrun Demeter Issuer 2021-2A A 2.27% due 1/30/2057(2)	500,000	493,393

Towd Point Asset Trust 2018-SL1 A 0.703% (LIBOR 1 Month + 0.60%) due 1/25/2046(2)(3)	227,735	227,499

Toyota Auto Receivables Owner Trust 2021-A A2 0.16% due 7/17/2023	1,688,864	1,688,064

Voya CLO Ltd. 2019-3A CR 2.263% (LIBOR 3 Month + 2.15%) due 10/17/2032(2)(3)	780,000	779,608

Westgate Resorts LLC 2018-1A A 3.38% due 12/20/2031(2)	70,399	70,399

Westlake Automobile Receivables Trust 2020-2A A2A 0.93% due 2/15/2024(2)	413,785	414,108
2020-3A E 3.34% due 6/15/2026(2)	750,000	756,812

Wind River CLO Ltd. 2021-4A B 1.866% (LIBOR 3 Month + 1.65%) due 1/20/2035(2)(3)	510,000	510,000

World Omni Auto Receivables Trust 2021-A A2 0.17% due 2/15/2024	1,291,752	1,291,128

Total Asset–Backed Securities (Cost $64,618,798)		64,376,072
Corporate Bonds & Notes – 34.6%

Aerospace & Defense – 0.1%

TransDigm, Inc. 6.375% due 6/15/2026	334,000	343,225

		343,225
Agriculture – 0.1%

MHP Lux S.A. 6.25% due 9/19/2029(2)	475,000	446,201

		446,201
Airlines – 0.9%

Air Canada 3.875% due 8/15/2026(2)	353,000	360,946

December 31, 2021	Principal Amount	Value
Airlines (continued)

American Airlines, Inc. 11.75% due 7/15/2025(2)	$469,000	$583,089

British Airways Pass-Through Trust 2020-1 A 4.25% due 11/15/2032(2)	554,071	587,193

Delta Air Lines, Inc. 7.00% due 5/1/2025(2)	717,000	820,492

Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.50% due 10/20/2025(2)	296,000	311,341
4.75% due 10/20/2028(2)	300,000	328,155

		2,991,216
Apparel – 0.2%

Levi Strauss & Co. 3.50% due 3/1/2031(2)	715,000	729,093

		729,093
Auto Manufacturers – 1.0%

Ford Motor Co. 3.25% due 2/12/2032	1,252,000	1,281,735

General Motors Financial Co., Inc. 3.60% due 6/21/2030	2,128,000	2,268,874

		3,550,609
Building Materials – 0.2%

Cemex S.A.B. de C.V. 5.45% due 11/19/2029(2)	530,000	569,347

		569,347
Chemicals – 0.4%

Braskem Netherlands Finance B.V. 4.50% due 1/31/2030(2)	505,000	537,835

CVR Partners LP / CVR Nitrogen Finance Corp. 6.125% due 6/15/2028(2)	511,000	540,102

Phosagro OAO Via Phosagro Bond Funding DAC 2.60% due 9/16/2028(2)	290,000	281,729

		1,359,666
Coal – 0.2%

SunCoke Energy, Inc. 4.875% due 6/30/2029(2)	531,000	528,733

		528,733
Commercial Banks – 7.7%

ABN AMRO Bank N.V. 3.324% (3.324% fixed rate until 12/13/2031; H15T5Y + 1.90% thereafter) due 3/13/2037(2)(3)	400,000	399,648

Bank of America Corp. 2.087% (2.087% fixed rate until 6/14/2028; SOFR + 1.06% thereafter) due 6/14/2029(3)	821,000	816,205
2.687% (2.687% fixed rate until 4/22/2031; SOFR + 1.32% thereafter) due 4/22/2032(3)	642,000	652,112

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2021	Principal Amount	Value
Commercial Banks (continued)
3.593% (3.593% fixed rate until 7/21/2027; LIBOR 3 Month + 1.37% thereafter) due 7/21/2028(3)	$1,125,000	$1,210,871
4.45% due 3/3/2026	1,693,000	1,865,567

BankUnited, Inc. 5.125% due 6/11/2030	613,000	697,202

BNP Paribas S.A. 4.375% (4.375% fixed rate until 3/1/2028; 5 Year USD Swap + 1.48% thereafter) due 3/1/2033(2)(3)	810,000	879,773

Citigroup, Inc.
2.666% (2.666% fixed rate until 1/29/2030; SOFR + 1.15% thereafter) due 1/29/2031(3)	850,000	863,064
3.887% (3.887% fixed rate until 1/10/2027; LIBOR 3 Month + 1.56% thereafter) due 1/10/2028(3)	712,000	772,022
3.98% (3.98% fixed rate until 3/20/2029; LIBOR 3 Month + 1.34% thereafter) due 3/20/2030(3)	2,072,000	2,285,665

Danske Bank A/S 4.375% due 6/12/2028(2)	200,000	223,506

JPMorgan Chase & Co. 3.54% (3.54% fixed rate until 5/1/2027; LIBOR 3 Month + 1.38% thereafter) due 5/1/2028(3)	1,002,000	1,078,342
3.782% (3.782% fixed rate until 2/1/2027; LIBOR 3 Month + 1.34% thereafter) due 2/1/2028(3)	604,000	654,343

Macquarie Bank Ltd. 3.624% due 6/3/2030(2)	203,000	210,596

Macquarie Group Ltd. 2.691% (2.691% fixed rate until 6/23/2031; SOFR + 1.44% thereafter) due 6/23/2032(2)(3)	968,000	963,925
4.654% (4.654% fixed rate until 3/27/2028; LIBOR 3 Month + 1.73% thereafter) due 3/27/2029(2)(3)	963,000	1,082,643

Morgan Stanley 2.239% (2.239% fixed rate until 7/21/2031; SOFR + 1.18% thereafter) due 7/21/2032(3)	735,000	720,102
2.484% (2.484% fixed rate until 9/16/2031; SOFR + 1.36% thereafter) due 9/16/2036(3)	542,000	521,713
3.625% due 1/20/2027	870,000	944,115
4.431% (4.431% fixed rate until 1/23/2029; LIBOR 3 Month + 1.63% thereafter) due 1/23/2030(3)	1,260,000	1,434,800

National Australia Bank Ltd. 2.99% due 5/21/2031(2)	550,000	551,678

December 31, 2021	Principal Amount	Value
Commercial Banks (continued)

Santander Holdings USA, Inc. 4.40% due 7/13/2027	$335,000	$368,138

The Goldman Sachs Group, Inc. 2.383% (2.383% fixed rate until 7/21/2031; SOFR + 1.25% thereafter) due 7/21/2032(3)	1,373,000	1,352,007

UBS AG 5.125% due 5/15/2024	872,000	933,729

Wells Fargo & Co.
2.393% (2.393% fixed rate until 6/2/2027; SOFR + 2.10% thereafter) due 6/2/2028(3)	2,093,000	2,127,702
3.584% (3.584% fixed rate until 5/22/2027; LIBOR 3 Month + 1.31% thereafter) due 5/22/2028(3)	976,000	1,049,532

Westpac Banking Corp. 2.894% (2.894% fixed rate until 2/4/2025; H15T5Y + 1.35% thereafter) due 2/4/2030(3)	555,000	566,677
4.322% (4.322% fixed rate until 11/23/2026; 5 Year USD ICE Swap + 2.24% thereafter) due 11/23/2031(3)	1,300,000	1,406,444

		26,632,121
Commercial Services – 0.4%

Rent-A-Center, Inc. 6.375% due 2/15/2029(2)	703,000	733,440

United Rentals North America, Inc. 4.00% due 7/15/2030	517,000	533,787

		1,267,227
Computers – 0.3%

CA Magnum Holdings 5.375% due 10/31/2026(2)	327,000	337,905

Dell International LLC / EMC Corp. 3.375% due 12/15/2041(2)	535,000	529,709
8.35% due 7/15/2046	172,000	288,057

		1,155,671
Cosmetics & Personal Care – 0.2%
Coty, Inc. 5.00% due 4/15/2026(2)	513,000	528,652

		528,652
Diversified Financial Services – 3.1%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.30% due 1/30/2032	268,000	273,306
3.50% due 1/15/2025	872,000	911,781
3.875% due 1/23/2028	567,000	603,146

Aircastle Ltd. 2.85% due 1/26/2028(2)	850,000	856,256

Ally Financial, Inc. 4.70% (4.70% fixed rate until 5/15/2026; H15T5Y + 3.87% thereafter) due 5/15/2026(3)	364,000	381,046
8.00% due 11/1/2031	732,000	1,035,721

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2021	Principal Amount	Value
Diversified Financial Services (continued)

Aviation Capital Group LLC 1.95% due 1/30/2026(2)	$408,000	$398,857
5.50% due 12/15/2024(2)	982,000	1,074,809

Avolon Holdings Funding Ltd. 2.125% due 2/21/2026(2)	1,255,000	1,233,288
4.25% due 4/15/2026(2)	643,000	684,879

Coinbase Global, Inc. 3.375% due 10/1/2028(2)	359,000	336,035

Global Aircraft Leasing Co. Ltd. 6.50% Toggle PIK (6.50% Cash or 7.25% PIK) due 9/15/2024(2)(4)	502,153	485,035

Nationstar Mortgage Holdings, Inc. 5.50% due 8/15/2028(2)	370,000	380,567

Navient Corp. 5.00% due 3/15/2027	508,000	517,931

Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.50% due 3/15/2027(2)	380,000	421,834
4.875% due 4/15/2045(2)	198,000	235,933

OneMain Finance Corp. 5.375% due 11/15/2029	488,000	530,637

Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 3.625% due 3/1/2029(2)	343,000	344,619

		10,705,680
Electric – 2.4%

Alfa Desarrollo S.p.A. 4.55% due 9/27/2051(2)	495,000	486,125

Ausgrid Finance Pty. Ltd. 4.35% due 8/1/2028(2)	580,000	651,549

Calpine Corp. 5.125% due 3/15/2028(2)	302,000	306,868

Cikarang Listrindo Tbk PT 4.95% due 9/14/2026(2)	525,000	535,075

Emera U.S. Finance LP 3.55% due 6/15/2026	2,117,000	2,251,853

FirstEnergy Corp. 2.65% due 3/1/2030	482,000	476,886
4.40% due 7/15/2027	657,000	707,510

Minejesa Capital B.V. 4.625% due 8/10/2030(2)	730,000	749,170

NRG Energy, Inc. 4.45% due 6/15/2029(2)	280,000	305,276

Pennsylvania Electric Co. 3.60% due 6/1/2029(2)	370,000	395,652

The AES Corp. 3.95% due 7/15/2030(2)	578,000	613,327

Vistra Operations Co. LLC 3.55% due 7/15/2024(2)	841,000	867,197

		8,346,488
Electronics – 0.2%

Atkore, Inc. 4.25% due 6/1/2031(2)	334,000	342,925

II-VI, Inc. 5.00% due 12/15/2029(2)	356,000	363,928

		706,853

December 31, 2021	Principal Amount	Value
Entertainment – 0.3%

Live Nation Entertainment, Inc. 4.75% due 10/15/2027(2)	$629,000	$646,562

Scientific Games International, Inc. 7.25% due 11/15/2029(2)	486,000	545,258

		1,191,820
Environmental Control – 0.2%

Madison IAQ LLC 4.125% due 6/30/2028(2)	703,000	706,705

		706,705
Food – 0.2%

Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC 4.875% due 2/15/2030(2)	489,000	528,555

JBS USA LUX S.A. / JBS USA Food Co. / JBS USA Finance, Inc. 6.50% due 4/15/2029(2)	291,000	320,519

		849,074
Forest Products & Paper – 0.1%

Mercer International, Inc. 5.125% due 2/1/2029	343,000	350,416

		350,416
Gas – 0.2%

National Fuel Gas Co. 5.50% due 1/15/2026	554,000	621,078

		621,078
Healthcare-Services – 1.2%

Centene Corp. 2.45% due 7/15/2028	286,000	282,908
4.25% due 12/15/2027	1,120,000	1,171,621

CHS / Community Health Systems, Inc. 4.75% due 2/15/2031(2)	349,000	353,355

DaVita, Inc. 3.75% due 2/15/2031(2)	333,000	324,802

HCA, Inc. 4.125% due 6/15/2029	500,000	551,295
4.50% due 2/15/2027	428,000	472,349
5.25% due 6/15/2026	136,000	152,984

RP Escrow Issuer LLC 5.25% due 12/15/2025(2)	515,000	522,813

Tenet Healthcare Corp. 6.25% due 2/1/2027(2)	353,000	365,284

		4,197,411
Home Builders – 0.5%

Century Communities, Inc. 6.75% due 6/1/2027	319,000	335,955

NVR, Inc. 3.00% due 5/15/2030	452,000	469,583

Toll Brothers Finance Corp. 3.80% due 11/1/2029	331,000	357,119
4.35% due 2/15/2028	363,000	398,828

		1,561,485
Housewares – 0.1%

Newell Brands, Inc. 5.875% due 4/1/2036	291,000	358,617

		358,617

The accompanying notes are an integral part of these financial statements.	11

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2021	Principal Amount	Value
Insurance – 0.4%

Assurant, Inc. 2.65% due 1/15/2032	$313,000	$307,244

First American Financial Corp. 2.40% due 8/15/2031	474,000	464,212

Marsh & McLennan Companies, Inc. 2.375% due 12/15/2031	594,000	599,607

		1,371,063
Internet – 0.9%

Baidu, Inc. 2.375% due 8/23/2031	200,000	192,792

Match Group Holdings II LLC 5.00% due 12/15/2027(2)	151,000	157,612
5.625% due 2/15/2029(2)	160,000	171,659

Netflix, Inc. 6.375% due 5/15/2029	662,000	825,123

Tencent Holdings Ltd. 2.39% due 6/3/2030(2)	1,070,000	1,048,258

Uber Technologies, Inc. 4.50% due 8/15/2029(2)	356,000	363,387
8.00% due 11/1/2026(2)	315,000	336,061

		3,094,892
Investment Companies – 0.1%

Owl Rock Capital Corp. 2.875% due 6/11/2028	415,000	408,455

		408,455
Iron & Steel – 0.1%

United States Steel Corp. 6.875% due 3/1/2029	317,000	340,914

		340,914
Leisure Time – 0.2%

Life Time, Inc. 5.75% due 1/15/2026(2)	511,000	531,404

Royal Caribbean Cruises Ltd. 11.50% due 6/1/2025(2)	256,000	287,665

		819,069
Lodging – 0.2%

Boyd Gaming Corp. 4.75% due 6/15/2031(2)	297,000	304,431

MGM Resorts International 5.50% due 4/15/2027	496,000	531,722

		836,153
Machinery-Diversified – 0.5%

nVent Finance Sarl 4.55% due 4/15/2028	1,112,000	1,234,631

TK Elevator US Newco, Inc. 5.25% due 7/15/2027(2)	556,000	583,989

		1,818,620
Media – 0.8%

CCO Holdings LLC / CCO Holdings Capital Corp. 4.50% due 5/1/2032	397,000	409,251
4.75% due 3/1/2030(2)	295,000	307,532

Charter Communications Operating LLC / Charter Communications Operating Capital 2.25% due 1/15/2029	1,130,000	1,105,185

December 31, 2021	Principal Amount	Value
Media (continued)

Time Warner Cable LLC 7.30% due 7/1/2038	$288,000	$407,811

Time Warner Entertainment Co. LP 8.375% due 7/15/2033	369,000	536,581

		2,766,360
Mining – 1.7%

Alcoa Nederland Holding B.V. 4.125% due 3/31/2029(2)	335,000	346,742

Anglo American Capital PLC 4.00% due 9/11/2027(2)	1,100,000	1,185,470

FMG Resources August 2006 Pty. Ltd. 4.375% due 4/1/2031(2)	507,000	533,445

Freeport-McMoRan, Inc. 4.125% due 3/1/2028	341,000	353,528
4.625% due 8/1/2030	477,000	511,497
5.45% due 3/15/2043	278,000	349,479

Glencore Funding LLC 2.85% due 4/27/2031(2)	555,000	551,009
4.875% due 3/12/2029(2)	1,547,000	1,747,909

Novelis Corp. 3.875% due 8/15/2031(2)	360,000	358,247

		5,937,326
Oil & Gas – 3.4%

Apache Corp. 4.375% due 10/15/2028	548,000	597,243

California Resources Corp. 7.125% due 2/1/2026(2)	358,000	371,808

Callon Petroleum Co. 8.00% due 8/1/2028(2)	511,000	521,675

Comstock Resources, Inc. 6.75% due 3/1/2029(2)	331,000	358,903

Continental Resources, Inc. 5.75% due 1/15/2031(2)	684,000	806,245

Diamondback Energy, Inc. 3.50% due 12/1/2029	1,271,000	1,347,171
4.75% due 5/31/2025	122,000	133,663

Helmerich & Payne, Inc. 2.90% due 9/29/2031(2)	646,000	637,634

Hilcorp Energy I LP / Hilcorp Finance Co. 5.75% due 2/1/2029(2)	338,000	348,204

Laredo Petroleum, Inc. 9.50% due 1/15/2025	504,000	516,887

MEG Energy Corp. 5.875% due 2/1/2029(2)	355,000	372,335
7.125% due 2/1/2027(2)	609,000	648,573

Occidental Petroleum Corp. 6.125% due 1/1/2031	726,000	881,233

Ovintiv, Inc. 6.50% due 2/1/2038	289,000	373,145

Petroleos Mexicanos 6.70% due 2/16/2032(2)	1,041,000	1,048,318

Qatar Energy 3.125% due 7/12/2041(2)	515,000	520,809

Range Resources Corp. 8.25% due 1/15/2029	331,000	369,423

12	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2021	Principal Amount	Value
Oil & Gas (continued)

SA Global Sukuk Ltd. 2.694% due 6/17/2031(2)	$530,000	$533,053

SM Energy Co. 5.625% due 6/1/2025	340,000	343,159
6.75% due 9/15/2026	201,000	206,250

Southwestern Energy Co. 7.75% due 10/1/2027	326,000	351,399

Tengizchevroil Finance Co. International Ltd. 3.25% due 8/15/2030(2)	235,000	234,873

Viper Energy Partners LP 5.375% due 11/1/2027(2)	161,000	166,617

		11,688,620
Oil & Gas Services – 0.1%

Weatherford International Ltd. 8.625% due 4/30/2030(2)	334,000	344,401

		344,401
Pharmaceuticals – 0.1%

Bayer Corp. 6.65% due 2/15/2028(2)	343,000	418,556

		418,556
Pipelines – 1.4%

Buckeye Partners LP 6.375% (6.375% fixed rate until 1/22/2023; LIBOR 3 Month + 4.02% thereafter) due 1/22/2078(3)	438,000	386,132

Cheniere Corpus Christi Holdings LLC 3.70% due 11/15/2029	505,000	540,441

Eastern Gas Transmission & Storage, Inc. 3.00% due 11/15/2029(2)	428,000	440,125

Galaxy Pipeline Assets Bidco Ltd. 3.25% due 9/30/2040(2)	717,000	725,088

NGPL PipeCo LLC 3.25% due 7/15/2031(2)	830,000	844,591

Sabine Pass Liquefaction LLC 5.875% due 6/30/2026	997,000	1,144,087

Venture Global Calcasieu Pass LLC 4.125% due 8/15/2031(2)	317,000	338,242

Western Midstream Operating LP 5.30% due 2/1/2030	316,000	346,997

		4,765,703
Real Estate Investment Trusts – 1.4%

American Campus Communities Operating Partnership LP 2.25% due 1/15/2029	292,000	288,864

American Homes 4 Rent LP 2.375% due 7/15/2031	451,000	443,337

Blackstone Mortgage Trust, Inc. 3.75% due 1/15/2027(2)	720,000	717,595

EPR Properties 3.75% due 8/15/2029	712,000	718,280
4.95% due 4/15/2028	695,000	749,808

December 31, 2021	Principal Amount	Value
Real Estate Investment Trusts (continued)

Invitation Homes Operating Partnership LP 2.00% due 8/15/2031	$906,000	$852,120
2.30% due 11/15/2028	342,000	338,556

Physicians Realty LP 2.625% due 11/1/2031	665,000	663,677

		4,772,237
Retail – 0.8%

Bath & Body Works, Inc. 6.875% due 11/1/2035	424,000	527,782

Kohl’s Corp. 5.55% due 7/17/2045	550,000	637,032

Murphy Oil USA, Inc. 3.75% due 2/15/2031(2)	528,000	524,748

Staples, Inc. 7.50% due 4/15/2026(2)	521,000	535,088

The Gap, Inc. 3.875% due 10/1/2031(2)	526,000	519,788

		2,744,438
Semiconductors – 0.4%

Entegris, Inc. 3.625% due 5/1/2029(2)	307,000	310,684

Skyworks Solutions, Inc. 3.00% due 6/1/2031	521,000	524,220

TSMC Arizona Corp. 3.25% due 10/25/2051	360,000	378,698

		1,213,602
Software – 1.0%

Oracle Corp. 2.875% due 3/25/2031	2,310,000	2,321,573

VMware, Inc. 4.70% due 5/15/2030	974,000	1,132,811

		3,454,384
Telecommunications – 0.7%

Frontier Communications Holdings LLC 5.00% due 5/1/2028(2)	706,000	728,394

LogMeIn, Inc. 5.50% due 9/1/2027(2)	666,000	673,073

Sprint Capital Corp. 6.875% due 11/15/2028	279,000	352,980

T-Mobile USA, Inc. 2.70% due 3/15/2032(2)	540,000	543,802

		2,298,249
Transportation – 0.2%

Seaspan Corp. 5.50% due 8/1/2029(2)	343,000	344,914

Watco Cos. LLC / Watco Finance Corp. 6.50% due 6/15/2027(2)	331,000	346,206

		691,120

Total Corporate Bonds & Notes (Cost $117,611,208)		119,481,550

The accompanying notes are an integral part of these financial statements.	13

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2021	Principal Amount	Value
Municipals – 0.5%

County of Miami-Dade Florida 2.786% due 10/1/2037	$215,000	$219,993

Foothill-Eastern Transportation Corridor Agency 4.094% due 1/15/2049	361,000	384,775

New Jersey Transportation Trust Fund Authority 4.131% due 6/15/2042	605,000	675,400

New York City Transitional Finance Authority B-3 1.95% due 8/1/2034	330,000	312,088

Regents of the University of California Medical Center Pooled Revenue 3.006% due 5/15/2050	205,000	212,102

Total Municipals (Cost $1,778,590)		1,804,358
Non–Agency Mortgage–Backed Securities – 11.4%

Angel Oak Mortgage Trust 2020-1 A1 2.466% due 12/25/2059(2)(3)(5)	70,120	70,669

Atrium Hotel Portfolio Trust 2018-ATRM A 1.06% due 6/15/2035(2)(3)(5)	540,000	538,770

BAMLL Commercial Mortgage Securities Trust 2013-WBRK A 3.534% due 3/10/2037(2)(3)(5)	3,900,000	4,048,960

BBCMS Mortgage Trust 2019-BWAY A 1.066% due 11/15/2034(2)(3)(5)	365,000	361,792
2019-BWAY B 1.42% due 11/15/2034(2)(3)(5)	160,000	158,441

Benchmark Mortgage Trust 2018-B5 C 4.609% due 7/15/2051(3)(5)	830,000	917,732

BFLD Trust 2019-DPLO E 2.35% due 10/15/2034(2)(3)(5)	1,000,000	981,076
2019-DPLO F 2.65% due 10/15/2034(2)(3)(5)	410,000	400,322

BHMS 2018-ATLS A 1.36% due 7/15/2035(2)(3)(5)	560,000	559,456
2018-ATLS C 2.01% due 7/15/2035(2)(3)(5)	320,000	317,829
2018-ATLS D 2.36% due 7/15/2035(2)(3)(5)	1,110,000	1,097,069

BX Trust 2018-GW A 0.91% due 5/15/2035(2)(3)(5)	987,000	984,785
2021-ARIA E 2.355% due 10/15/2036(2)(3)(5)	1,220,000	1,215,078

Citigroup Commercial Mortgage Trust 2016-GC36 D 2.85% due 2/10/2049(2)	1,685,000	1,278,166

Commercial Mortgage Trust 2015-PC1 AM 4.29% due 7/10/2050(3)(5)	310,000	330,257

December 31, 2021	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)
2015-PC1 B 4.321% due 7/10/2050(3)(5)	$100,000	$106,596
2015-PC1 C 4.321% due 7/10/2050(3)(5)	375,000	389,801
2015-PC1 D 4.321% due 7/10/2050(3)(5)	33,000	30,307

Connecticut Avenue Securities Trust 2021-R01 1M2 1.60% due 10/25/2041(2)(3)(5)	430,000	430,340

Credit Suisse Mortgage Capital Certificates 2020-SPT1 A1 1.616% due 4/25/2065(2)(3)(5)	253,263	253,553

Credit Suisse Mortgage Trust 2020-AFC1 A1 2.24% due 2/25/2050(2)(3)(5)	196,767	193,140
2021-BHAR C 2.11% due 11/15/2038(2)(3)(5)	890,000	890,030

DBWF Mortgage Trust 2018-GLKS A 1.134% due 12/19/2030(2)(3)(5)	630,000	627,150

Deephaven Residential Mortgage Trust 2020-1 A1 2.339% due 1/25/2060(2)(3)(5)	92,059	92,131
2021-3 A1 1.194% due 8/25/2066(2)(3)(5)	832,359	825,751

Extended Stay America Trust 2021-ESH C 1.81% due 7/15/2038(2)(3)(5)	646,636	647,674

Fannie Mae Connecticut Avenue Securities 2021-R02 2M2 2.05% due 11/25/2041(2)(3)(5)	420,000	420,262

Freddie Mac STACR REMIC Trust 2021-DNA3 M2 2.15% due 10/25/2033(2)(3)(5)	655,000	666,530

2021-DNA6 M2 1.55% due 10/25/2041(2)(3)(5)	520,000	519,456

2021-HQA3 M2 2.15% due 9/25/2041(2)(3)(5)	1,025,000	1,024,359

2021-HQA4 M1 1.00% due 12/25/2041(2)(3)(5)	650,000	649,547

Freddie Mac Structured Agency Credit Risk Debt Note 2021-DNA7 M2 1.85% due 11/25/2041(2)(3)(5)	540,000	541,281

GCAT Trust 2020-NQM1 A1 2.247% due 1/25/2060(2)(3)(5)	50,503	50,722

Great Wolf Trust 2019-WOLF A 1.144% due 12/15/2036(2)(3)(5)	1,028,000	1,026,446

GS Mortgage Securities Corp. II 2012-BWTR A 2.954% due 11/5/2034(2)	1,273,000	1,284,905

2021-ARDN B 1.76% due 11/15/2036(2)(3)(5)	900,000	899,999

14	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2021	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)

GS Mortgage Securities Corp. Trust 2018-RIVR A 1.06% due 7/15/2035(2)(3)(5)	$437,247	$435,832
2021-ROSS G 4.76% due 5/15/2026(2)(3)(5)	660,000	670,410

HONO Mortgage Trust 2021-LULU B 1.56% due 10/15/2036(2)(3)(5)	250,000	248,652
2021-LULU C 1.96% due 10/15/2036(2)(3)(5)	150,000	149,911

JP Morgan Chase Commercial Mortgage Securities Trust 2018-LAQ B 1.41% due 6/15/2032(2)(3)(5)	227,552	227,488
2018-MINN A 2.27% due 11/15/2035(2)(3)(5)	339,000	343,675
2018-WPT AFL 1.304% due 7/5/2033(2)(3)(5)	234,229	235,415
2018-WPT BFL 1.604% due 7/5/2033(2)(3)(5)	724,000	720,917
2018-WPT BFX 4.549% due 7/5/2033(2)	218,000	225,208
2018-WPT CFX 4.95% due 7/5/2033(2)	290,000	299,361
2020-MKST E 2.36% due 12/15/2036(2)(3)(5)	570,000	551,841

JPMBB Commercial Mortgage Securities Trust 2015-C30 C 4.264% due 7/15/2048(3)(5)	340,000	352,256

KIND Trust 2021-KIND D 2.41% due 8/15/2038(2)(3)(5)	590,000	587,656

New Residential Mortgage Loan Trust 2020-NQM1 A1 2.464% due 1/26/2060(2)(3)(5)	62,436	62,834

One New York Plaza Trust 2020-1NYP B 1.61% due 1/15/2036(2)(3)(5)	850,000	852,808

PFP Ltd. 2019-6 A 1.158% due 4/14/2037(2)(3)(5)	129,669	129,217

Ready Capital Mortgage Financing LLC 2021-FL6 C 1.992% due 7/25/2036(2)(3)(5)	1,280,000	1,265,724

ReadyCap Commercial Mortgage Trust 2019-6 A 2.833% due 10/25/2052(2)	195,957	193,058

Residential Mortgage Loan Trust 2020-1 A1 2.376% due 1/26/2060(2)(3)(5)	50,806	51,192

Starwood Mortgage Residential Trust 2020-1 A1 2.275% due 2/25/2050(2)(3)(5)	77,678	77,979
2020-3 A1 1.486% due 4/25/2065(2)(3)(5)	392,804	393,130

Verus Securitization Trust 2020-1 A1 2.417% due 1/25/2060(2)(3)(5)	139,815	140,479
2020-5 A1 1.218% due 5/25/2065(2)(3)(5)	452,047	451,382

December 31, 2021	Principal Amount		Value
Non–Agency Mortgage–Backed Securities (continued)
2021-2 A1 1.031% due 2/25/2066(2)(3)(5)		$841,830	$836,445

Vista Point Securitization Trust 2020-2 A1 1.475% due 4/25/2065(2)(3)(5)		263,150	262,380

Wells Fargo Commercial Mortgage Trust 2015-C28 D 4.093% due 5/15/2048(3)(5)		1,500,000	1,449,400
2015-SG1 B 4.455% due 9/15/2048(3)(5)		1,260,000	1,284,859
2016-C35 C 4.176% due 7/15/2048(3)(5)		131,000	131,202

WFLD Mortgage Trust 2014-MONT A 3.755% due 8/10/2031(2)(3)(5)		2,000,000	2,066,770

Total Non–Agency Mortgage–Backed Securities (Cost $39,404,380)			39,527,863
Foreign Government – 0.7%

Egypt Government International Bond 5.80% due 9/30/2027(2)	USD	925,000	889,304

Ghana Government International Bond 6.375% due 2/11/2027(2)	USD	725,000	610,124

Nigeria Government International Bond 7.143% due 2/23/2030(2)	USD	695,000	682,038

Sri Lanka Government International Bond 5.875% due 7/25/2022(2)	USD	200,000	134,284

Total Foreign Government (Cost $2,454,823)			2,315,750
U.S. Government Securities – 21.3%

U.S. Treasury Bond
1.125% due 5/15/2040		$1,790,000	1,568,488
1.75% due 8/15/2041		8,729,000	8,457,583
1.875% due 11/15/2051		10,484,000	10,418,475

U.S. Treasury Note
0.375% due 10/31/2023		12,496,000	12,423,757
0.50% due 11/30/2023		9,259,000	9,223,917
0.75% due 11/15/2024		18,092,000	17,994,473
1.125% due 10/31/2026		3,825,000	3,801,393
1.375% due 11/15/2031		9,747,000	9,625,162

Total U.S. Government Securities (Cost $73,838,298)			73,513,248
Short–Term Investments – 11.0%

U.S. Treasury Bills – 9.1%

U.S. Treasury Bill
0.014% due 1/27/2022(6)		3,677,000	3,676,963
0.072% due 4/21/2022(6)		27,808,000	27,801,883

Total U.S. Treasury Bills (Cost $31,479,409)			31,478,846

The accompanying notes are an integral part of these financial statements.	15

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2021	Principal Amount	Value
Repurchase Agreements – 1.9%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $6,418,386, due 1/3/2022(7)	$6,418,386	$6,418,386

Total Repurchase Agreements (Cost $6,418,386)		6,418,386

Total Investments(8) – 103.6% (Cost $356,413,336)		357,865,466

Liabilities in excess of other assets(9) – (3.6)%		(12,533,230)

Total Net Assets – 100.0%		$345,332,236

(1)	TBA — To be announced.

(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2021, the aggregate market value of these securities amounted to $141,958,638, representing 41.1% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2021.
(4)

Payment–in–kind security, for which interest payments may be made in additional principal ranging from 0% to 100% of the full stated interest rate. As of December 31, 2021, interest payments had been made in cash.

(5)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(6)	Interest rate shown reflects the discount rate at time of purchase.
(7)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$6,573,500	$6,546,798

(8)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).

16	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

(9)	Liabilities in excess of other assets include net unrealized appreciation on futures contracts as follows:

Open futures contracts at December 31, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	March 2022	94	Long	$20,559,409	$20,508,156	$(51,253)
U.S. 10-Year Treasury Note	March 2022	22	Long	2,838,214	2,870,312	32,098
U.S. Long Bond	March 2022	161	Long	25,564,091	25,830,438	266,347
U.S. Ultra Bond	March 2022	79	Long	15,382,027	15,572,875	190,848
Total				$64,343,741	$64,781,781	$438,040

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 5-Year Treasury Note	March 2022	34	Short	$(4,114,466)	$(4,113,203)	$1,263
U.S. Ultra 10-Year Treasury Note	March 2022	87	Short	(12,559,099)	(12,740,063)	(180,964)
Total				$(16,673,565)	$(16,853,266)	$(179,701)

Legend:

CLO — Collateralized Loan Obligation

H15T5Y — 5-year Constant Maturity Treasury Rate

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rate

PIK — Payment–In–Kind

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$18,949,393	$—	$18,949,393
Asset–Backed Securities	—	64,376,072	—	64,376,072
Corporate Bonds & Notes	—	119,481,550	—	119,481,550
Municipals	—	1,804,358	—	1,804,358
Non–Agency Mortgage–Backed Securities	—	39,527,863	—	39,527,863
Foreign Government	—	2,315,750	—	2,315,750
U.S. Government Securities	—	73,513,248	—	73,513,248
U.S. Treasury Bills	—	31,478,846	—	31,478,846
Repurchase Agreements	—	6,418,386	—	6,418,386
Total	$—	$357,865,466	$—	$357,865,466
Other Financial Instruments
Futures Contracts
Assets	$490,556	$—	$—	$490,556
Liabilities	(232,217)	—	—	(232,217)
Total	$258,339	$—	$—	$258,339

The accompanying notes are an integral part of these financial statements.	17

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$357,865,466

Interest receivable	1,702,574

Cash deposits with brokers for futures contracts	997,967

Receivable for investments sold	342,213

Receivable for variation margin on futures contracts	201,285

Receivable for fund shares subscribed	17,587

Prepaid expenses	10,643

Total Assets	361,137,735

Liabilities

Payable for investments purchased	15,365,180

Investment advisory fees payable	131,184

Payable for fund shares redeemed	124,625

Distribution fees payable	74,028

Accrued custodian and accounting fees	28,323

Accrued audit fees	21,541

Accrued trustees’ and officers’ fees	1,821

Accrued expenses and other liabilities	58,797

Total Liabilities	15,805,499

Total Net Assets	$345,332,236

Net Assets Consist of:

Paid-in capital	$293,095,402

Distributable earnings	52,236,834

Total Net Assets	$345,332,236

Investments, at Cost	$356,413,336

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	29,832,731

Net Asset Value Per Share	$11.58

Statement of Operations For the Year Ended December 31, 2021
Investment Income

Interest	$7,922,100

Total Investment Income	7,922,100

Expenses

Investment advisory fees	1,575,122

Distribution fees	890,701

Trustees’ and officers’ fees	95,632

Professional fees	95,353

Custodian and accounting fees	82,554

Administrative fees	51,036

Transfer agent fees	13,205

Shareholder reports	3,373

Other expenses	27,575

Total Expenses	2,834,551

Net Investment Income/(Loss)	5,087,549

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	4,835,985

Net realized gain/(loss) from futures contracts	(1,630,078)

Net change in unrealized appreciation/(depreciation) on investments	(8,818,443)

Net change in unrealized appreciation/(depreciation) on futures contracts	381,436

Net Loss on Investments and Derivative Contracts	(5,231,100)

Net Decrease in Net Assets Resulting From Operations	$(143,551)

18	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/21	For the Year Ended 12/31/20

Operations

Net investment income/(loss)	$5,087,549	$7,143,596

Net realized gain/(loss) from investments and derivative contracts	3,205,907	13,470,038

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	(8,437,007)	2,533,178

Net Increase/(Decrease) in Net Assets Resulting from Operations	(143,551)	23,146,812

Capital Share Transactions

Proceeds from sales of shares	69,750,403	45,173,790

Cost of shares redeemed	(66,101,532)	(76,542,408)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	3,648,871	(31,368,618)

Net Increase/(Decrease) in Net Assets	3,505,320	(8,221,806)

Net Assets

Beginning of year	341,826,916	350,048,722

End of year	$345,332,236	$341,826,916

Other Information:

Shares

Sold	6,056,937	3,984,222

Redeemed	(5,734,000)	(6,953,712)

Net Increase/(Decrease)	322,937	(2,969,490)

The accompanying notes are an integral part of these financial statements.	19

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/21	$11.58	$0.16	$(0.16)	$0.00	$11.58	0.00%

Year Ended 12/31/20	10.78	0.24	0.56	0.80	11.58	7.42%

Year Ended 12/31/19	9.95	0.26	0.57	0.83	10.78	8.34%

Year Ended 12/31/18	10.08	0.26	(0.39)	(0.13)	9.95	(1.29)%

Year Ended 12/31/17	9.73	0.17	0.18	0.35	10.08	3.60%

20	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$345,332	0.80%	0.80%	1.42%	1.42%	181%

341,827	0.80%	0.83%	2.12%	2.09%	183%

350,049	0.79%	0.84%	2.53%	2.48%	211%

355,070	0.79%	0.87%	2.60%	2.52%	543%

23,096	0.81%	1.77%	1.69%	0.73%	409%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Core Plus Fixed Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks income and capital appreciation to produce a high total return.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

22

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

23

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, (iii) to enhance potential return, or (iv) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

There were no credit default swaps held as of December 31, 2021.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2021.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust,

24

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.81% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. For the year ended December 31, 2021, Park Avenue did not waive any fees or pay any Fund expenses.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. The entitlement to recoupment by Park Avenue from the Fund under the Expense Limitation Agreement expired on April 9, 2021.

Park Avenue has entered into a Sub-Advisory Agreement with Lord, Abbett & Co. LLC (“Lord Abbett”). Lord Abbett is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund paid distribution fees in the amount of $890,701 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2021, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$197,104,434	$385,552,023
Sales	174,988,517	366,053,104

25

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2021, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed,

26

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. LIBOR Replacement Risk The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of a Fund’s investments, or the value or return on certain other fund investments. As a result, LIBOR may be relevant to, and directly affect, a Fund’s performance. In July 2017, the Chief Executive of the UK Financial Conduct Authority (the “FCA”) announced that the FCA would no longer persuade nor compel banks to submit rates for the calculation of LIBOR after 2021. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative, immediately after December 31, 2021, for all four non-U.S. dollar LIBORs (British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and for one-week and two-month U.S. dollar LIBOR settings, and immediately after June 30, 2023 for the remaining U.S. dollar LIBOR settings, including three-month U.S. dollar LIBOR. In addition, in connection with supervisory guidance from regulators, some regulated entities will cease to enter into most new LIBOR contracts after January 1, 2022. Although a Fund may continue to invest in instruments that reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing, new LIBOR assets may no longer be available. Regulators and market participants have been working together to identify or develop successor reference rates and how the calculation of associated spreads (i.e., the amounts above the relevant reference rates paid by borrowers in the market) (if any) should be adjusted. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace

GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. In addition, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR, reduced values of LIBOR related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

j. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2021 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested

27

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2021, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts

Asset Derivatives
Futures Contracts[1]	$490,556

Liability Derivatives
Futures Contracts[1]	$(232,217)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2021 were as follows:

Interest Rate Contracts

Net Realized Gain (Loss)
Futures Contracts[1]	$(1,630,078)

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[2]	$381,436

Average Number of Notional Amounts
Futures Contracts[3]	775

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[3]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the year ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against

28

NOTES TO FINANCIAL STATEMENTS — GUARDIAN CORE PLUS FIXED INCOME VIP FUND

the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

29

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Core Plus Fixed Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Core Plus Fixed Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

30

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

31

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

32

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

33

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

34

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

35

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8167

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian Integrated Research VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Integrated Research VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTEGRATED RESEARCH VIP FUND

FUND COMMENTARY OF

WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Integrated Research VIP Fund (the “Fund”) returned 28.14% for the year ended December 31, 2021, underperforming its benchmark, the Standard & Poor’s 500® Index[1] (the “Index”). The Index returned 28.71% for the year ended December 31, 2021. Within the Index, the real estate, information technology, and utilities sectors contributed to performance, and the communication services, energy, and financials sectors detracted from performance during the period.

Sub-adviser Change

•	Wellington Management Company LLP assumed management of the Fund on October 12, 2021. Prior to that time, the Fund was sub-advised by Columbia Management Investment Advisers, LLC.[2] For the period prior to October 12, 2021, the Fund’s investments in the communication services, information technology, and health care sectors contributed to relative performance, while its investments in industrials, consumer discretionary, and financials detracted. For the period from October 12, 2021 through December 31, 2021, the Fund underperformed the Index primarily due to sector allocation in the communication services, real estate, and information technology sectors.

Market Overview

U.S. equities, as measured by the Index, posted positive results for the year ended December 31, 2021. U.S. equities advanced amid the continued global rollout of COVID-19 vaccines, favorable outlook for global economic growth, and strong corporate earnings. Inflation surged amidst severe supply and labor shortages, rising energy prices, and heightened demand for goods and services. Fears that inflation could persist longer than expected prompted the U.S. Federal Reserve (the “Fed”) to announce an accelerated tapering of asset purchases. The Fed also projected several interest rate hikes in 2022, up from its September 2021 forecast of one hike. President Joe Biden signed into law a $1 trillion infrastructure bill; however, the fate of a $1.75 trillion spending and climate change plan is uncertain. The rapid spread of the COVID-19 Omicron variant prompted a flurry of new restrictions and event cancellations to end the year.

Portfolio Review

From October 12, 2021, to December 31, 2021, sector allocation, a residual effect of the Fund’s bottom-up stock selection process, was the primary driver of the Fund’s underperformance relative to the Index during the period. An overweight allocation to the communication services sector detracted from relative performance and was partially offset by the Fund’s underweight allocation to the energy sector. Stock selection modestly detracted from the Fund’s relative performance. Weak selection in the consumer discretionary, information technology, and utilities sectors was partially offset by stronger selection in the industrials, communication services, and consumer staples sectors.

Outlook

At the conclusion of 2021, negotiations on the large spending bill resumed and the debt ceiling was raised. Our expectation remains that the total package, which includes the bipartisan bill signed into law, should support growth in 2022.

Consistent with the last several months, we believe the more critical question surrounds expectations for inflation as companies struggle to offset costs with pricing and are seeing margin compression. The Fed has subtly changed its view on tightening monetary conditions over the last few months, and we continue to monitor this very closely. Labor force participation rates should continue to increase as stimulus effects wane, limiting the risk of runaway inflation. Additionally, so far, we are encouraged by the lower mortality rate in the face of the COVID-19 Omicron variant. As confidence returns, we expect inflation to be sustained into 2022.

Outside of that, not much has changed from an outlook perspective. Geopolitical risks remain, the partisan divide within the U.S. is extreme, and the recovery in markets affected by COVID-19 remains uneven due to the uptake of vaccines and travel restrictions. Still, we are encouraged that demand remains strong and supply chain disruptions are slowly getting resolved. As we start the new year, we view any potential increase in volatility as an opportunity to leverage our investment approach for the Fund, which is driven by stock selection.

We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection. As always, we continue to focus on the long term.

[1]

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

[2]	For more information, please refer to the Information Statement dated January 10, 2022. The Information Statement is available at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

1

GUARDIAN INTEGRATED RESEARCH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $321,217,884

Sector Allocation[1] As of December 31, 2021

Top Ten Holdings[2] As of December 31, 2021

Holding	% of Total Net Assets
Microsoft Corp.	6.63%
Apple, Inc.	4.69%
Alphabet, Inc., Class A	4.50%
Amazon.com, Inc.	3.87%
Meta Platforms, Inc., Class A	2.38%
UnitedHealth Group, Inc.	2.35%
JPMorgan Chase & Co.	2.20%
Bank of America Corp.	2.04%
The Procter & Gamble Co.	1.98%
The TJX Cos., Inc.	1.57%
Total	32.21%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN INTEGRATED RESEARCH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Integrated Research VIP Fund	9/1/2016	28.14%	16.38%	—	15.79%
Standard & Poor’s 500® Index		28.71%	18.47%	—	18.07%

Results of a Hypothetical $10,000 Investment As of December 31, 2021

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Integrated Research VIP Fund and the Standard & Poor’s 500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return	$1,000.00	$1,096.30	$4.49	0.85%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2021	Shares	Value
Common Stocks – 99.9%
Aerospace & Defense – 1.1%

Raytheon Technologies Corp.	41,659	$3,585,174

		3,585,174
Air Freight & Logistics – 1.1%

FedEx Corp.	13,161	3,403,961

		3,403,961
Automobiles – 1.9%

Ford Motor Co.	129,442	2,688,510

Tesla, Inc.(1)	3,233	3,416,570

		6,105,080
Banks – 4.2%

Bank of America Corp.	147,234	6,550,441

JPMorgan Chase & Co.	44,620	7,065,577

		13,616,018
Beverages – 2.4%

Constellation Brands, Inc., Class A	16,947	4,253,189

Monster Beverage Corp.(1)	36,148	3,471,654

		7,724,843
Biotechnology – 2.3%

Regeneron Pharmaceuticals, Inc.(1)	4,965	3,135,497

Seagen, Inc.(1)	12,695	1,962,647

Vertex Pharmaceuticals, Inc.(1)	10,671	2,343,351

		7,441,495
Building Products – 1.1%

Fortune Brands Home & Security, Inc.	31,489	3,366,174

		3,366,174
Capital Markets – 3.8%

BlackRock, Inc.	4,222	3,865,494

Morgan Stanley	50,385	4,945,792

The Charles Schwab Corp.	39,872	3,353,235

		12,164,521
Chemicals – 2.4%

PPG Industries, Inc.	21,399	3,690,044

The Sherwin-Williams Co.	11,402	4,015,328

		7,705,372
Commercial Services & Supplies – 0.6%

Copart, Inc.(1)	12,123	1,838,089

		1,838,089
Communications Equipment – 0.9%

F5, Inc.(1)	12,434	3,042,724

		3,042,724
Consumer Finance – 1.4%

American Express Co.	28,333	4,635,279

		4,635,279
Diversified Telecommunication Services – 1.1%

Verizon Communications, Inc.	66,614	3,461,264

		3,461,264
Electric Utilities – 1.5%

American Electric Power Co., Inc.	19,695	1,752,264

Duke Energy Corp.	28,873	3,028,778

		4,781,042

December 31, 2021	Shares	Value
Electrical Equipment – 1.0%

AMETEK, Inc.	21,308	$3,133,128

		3,133,128
Electronic Equipment, Instruments & Components – 1.6%

CDW Corp.	14,690	3,008,218

Corning, Inc.	59,084	2,199,698

		5,207,916
Entertainment – 3.1%

Netflix, Inc.(1)	8,071	4,862,293

The Walt Disney Co.(1)	31,863	4,935,260

		9,797,553
Equity Real Estate Investment – 1.7%

American Tower Corp. REIT	11,181	3,270,443

Gaming and Leisure Properties, Inc. REIT	43,967	2,139,434

		5,409,877
Health Care Equipment & Supplies – 3.5%

Abbott Laboratories	21,472	3,021,969

Baxter International, Inc.	36,738	3,153,590

Becton Dickinson and Co.	10,177	2,559,312

Hologic, Inc.(1)	31,165	2,385,993

		11,120,864
Health Care Providers & Services – 2.3%

UnitedHealth Group, Inc.	15,007	7,535,615

		7,535,615
Hotels, Restaurants & Leisure – 2.9%

Airbnb, Inc., Class A(1)	14,626	2,435,083

Booking Holdings, Inc.(1)	1,354	3,248,557

McDonald’s Corp.	13,597	3,644,948

		9,328,588
Household Products – 3.0%

Colgate-Palmolive Co.	39,184	3,343,962

The Procter & Gamble Co.	38,872	6,358,682

		9,702,644
Insurance – 1.6%

Chubb Ltd.	15,742	3,043,086

The Progressive Corp.	21,456	2,202,459

		5,245,545
Interactive Media & Services – 8.2%

Alphabet, Inc., Class A(1)	4,992	14,462,024

Alphabet, Inc., Class C(1)	1,485	4,296,981

Meta Platforms, Inc., Class A(1)	22,753	7,652,971

		26,411,976
Internet & Direct Marketing Retail – 3.9%

Amazon.com, Inc.(1)	3,727	12,427,085

		12,427,085
IT Services – 3.5%

Fidelity National Information Services, Inc.	22,656	2,472,902

Global Payments, Inc.	14,734	1,991,742

GoDaddy, Inc., Class A(1)	26,610	2,258,125

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2021	Shares	Value
IT Services (continued)

Mastercard, Inc., Class A	12,779	$4,591,750

		11,314,519
Life Sciences Tools & Services – 2.8%

Danaher Corp.	12,436	4,091,568

Thermo Fisher Scientific, Inc.	7,154	4,773,435

		8,865,003
Machinery – 2.6%

Deere & Co.	8,887	3,047,264

Illinois Tool Works, Inc.	11,008	2,716,774

Nordson Corp.	10,511	2,683,143

		8,447,181
Oil, Gas & Consumable Fuels – 1.5%

EOG Resources, Inc.	28,563	2,537,251

Pioneer Natural Resources Co.	12,701	2,310,058

		4,847,309
Pharmaceuticals – 2.8%

Eli Lilly and Co.	16,678	4,606,797

Merck & Co., Inc.	58,967	4,519,231

		9,126,028
Professional Services – 1.5%

Equifax, Inc.	10,624	3,110,601

Leidos Holdings, Inc.	19,472	1,731,061

		4,841,662
Semiconductors & Semiconductor Equipment – 7.3%

Advanced Micro Devices, Inc.(1)	29,331	4,220,731

KLA Corp.	9,555	4,109,701

Marvell Technology, Inc.	47,678	4,171,348

NVIDIA Corp.	6,230	1,832,305

QUALCOMM, Inc.	24,120	4,410,825

Texas Instruments, Inc.	24,068	4,536,096

		23,281,006
Software – 9.7%

Microsoft Corp.	63,322	21,296,455

Palo Alto Networks, Inc.(1)	4,286	2,386,273

salesforce.com, Inc.(1)	18,228	4,632,282

Workday, Inc., Class A(1)	10,906	2,979,301

		31,294,311

December 31, 2021	Shares	Value
Specialty Retail – 1.6%

The TJX Cos., Inc.	66,522	$5,050,350

		5,050,350
Technology Hardware, Storage & Peripherals – 5.7%

Apple, Inc.	84,799	15,057,758

NetApp, Inc.	34,848	3,205,668

		18,263,426
Textiles, Apparel & Luxury Goods – 2.3%

NIKE, Inc., Class B	23,971	3,995,246

VF Corp.	44,190	3,235,592

		7,230,838

Total Common Stocks (Cost $306,427,727)		320,753,460

	Principal Amount	Value
Short–Term Investment – 0.1%

Repurchase Agreements – 0.1%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $325,614, due 1/3/2022(2)	$325,614	325,614

Total Repurchase Agreements (Cost $325,614)		325,614

Total Investments – 100.0% (Cost $306,753,341)		321,079,074

Assets in excess of other liabilities – 0.0%		138,810

Total Net Assets – 100.0%		$321,217,884

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$333,500	$332,145

Legend:

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$320,753,460	$—	$—	$320,753,460
Repurchase Agreements	—	325,614	—	325,614
Total	$320,753,460	$325,614	$—	$321,079,074

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$321,079,074

Cash	31,549

Receivable for investments sold	450,118

Dividends/interest receivable	130,394

Prepaid expenses	10,291

Total Assets	321,701,426

Liabilities

Payable for fund shares redeemed	220,431

Investment advisory fees payable	134,468

Distribution fees payable	67,423

Accrued audit fees	17,625

Accrued custodian and accounting fees	12,331

Accrued trustees’ and officers’ fees	1,925

Accrued expenses and other liabilities	29,339

Total Liabilities	483,542

Total Net Assets	$321,217,884

Net Assets Consist of:

Paid-in capital	$294,945,112

Distributable earnings	26,272,772

Total Net Assets	$321,217,884

Investments, at Cost	$306,753,341

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	14,696,657

Net Asset Value Per Share	$21.86

Statement of Operations For the Year Ended December 31, 2021
Investment Income

Dividends	$971,904

Withholding taxes on foreign dividends	(403)

Total Investment Income	971,501

Expenses

Investment advisory fees	337,435

Distribution fees	174,498

Professional fees	40,014

Custodian and accounting fees	20,971

Trustees’ and officers’ fees	20,659

Administrative fees	8,995

Transfer agent fees	6,055

Shareholder reports	3,543

Other expenses	4,949

Total Expenses	617,119

Less: Fees waived	(35,993)

Net expenses before adviser recoupment	581,126

Expenses recouped by adviser	17,271

Total Expenses	598,397

Net Investment Income/(Loss)	373,104

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	6,730,936

Net change in unrealized appreciation/(depreciation) on investments	11,323,403

Net Gain on Investments	18,054,339

Net Increase in Net Assets Resulting From Operations	$18,427,443

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/21	For the Year Ended 12/31/20

Operations

Net investment income/(loss)	$373,104	$151,666

Net realized gain/(loss) from investments	6,730,936	547,603

Net change in unrealized appreciation/(depreciation) on investments	11,323,403	1,371,548

Net Increase in Net Assets Resulting from Operations	18,427,443	2,070,817

Capital Share Transactions

Proceeds from sales of shares	311,389,583 [1]	53,166

Cost of shares redeemed	(21,031,475)	(1,544,032)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	290,358,108	(1,490,866)

Net Increase in Net Assets	308,785,551	579,951

Net Assets

Beginning of year	12,432,333	11,852,382

End of year	$321,217,884	$12,432,333

Other Information:

Shares

Sold	14,956,345	3,833

Redeemed	(988,577)	(103,333)

Net Increase/(Decrease)	13,967,768	(99,500)

[1]	Includes in-kind subscriptions of $306,866,493. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

8	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

9

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/21	$17.06	$0.11		$4.69	$4.80	$21.86	28.14%

Year Ended 12/31/20	14.31	0.20	(5)	2.55	2.75	17.06	19.22%

Year Ended 12/31/19	11.26	0.14		2.91	3.05	14.31	27.09%

Year Ended 12/31/18	12.28	0.12		(1.14)	(1.02)	11.26	(8.31)%

Year Ended 12/31/17	10.24	0.09		1.95	2.04	12.28	19.92%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTEGRATED RESEARCH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate

$321,218	0.86%	0.91%	0.53%		0.48%		274%	(4)

12,432	0.96%	2.08%	1.36%	(5)	0.24%	(5)	61%

11,852	0.96%	2.30%	1.08%		(0.26)%		117%

9,814	0.96%	2.39%	0.93%		(0.50)%		58%

12,171	0.96%	1.91%	0.84%		(0.11)%		80%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	The Fund’s portfolio turnover rate during the year reflects higher purchase and sale activities due to a significant inflow of assets into the Fund.

(5)

Reflects a special dividend paid out during the year by one of the Fund’s holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.11, the Net Ratio of Net Investment Income to Average Net Assets would have been 0.76%, and the Gross Ratio of Net Investment Income/(Loss) to Average Net Assets would have been (0.36)%.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Integrated Research VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices.

Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2021, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

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NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.50% of the first $200 million, 0.43% up to $300 million, and 0.40% in excess of $300 million, effective October 25, 2021. Prior to this date, Park Avenue received an investment advisory fee at an annual rate of 0.55% up to $100 million, 0.50% up to $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2024 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.84% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to October 25, 2021, the expense limitation was 0.96%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. For the year ended December 31, 2021, Park Avenue waived fees and/or paid Fund expenses in the amount of $35,993.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after October 25, 2021 will not be subject to Park Avenue’s recoupment rights. During the year

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

ended December 31, 2021, Park Avenue recouped previously waived or reimbursed expenses in the amount of $17,271. The amount available for potential future recoupment by Park Avenue from the Fund under the Expense Limitation Agreement and the expiration schedule at December 31, 2021 are as follows:

	Potential Recoupment Amounts	Expiration Date
	$149,391	2022
	$125,043	2023
	$35,993	2024

Total Potential Recoupment Amounts	$310,427

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”), effective October 12, 2021. Prior to this date, Columbia Management Investment Advisers LLC was sub-advisor to the Fund. Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund paid distribution fees in the amount of $174,498 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity

(“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $229,320,754 and $245,912,765, respectively, for the year ended December 31, 2021. During the year ended December 31, 2021, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTEGRATED RESEARCH VIP FUND

business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the year ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Integrated Research VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Integrated Research VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Sub-advisory Agreement

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and sub-advisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on October 5-6, 2021 (the “Meeting”), the Board considered and approved the proposed sub-advisory agreement (the “Sub-advisory Agreement”) between Park Avenue Institutional Advisers LLC (the “Manager”) and Wellington Management Company LLP (the “Sub-adviser”) engaged to serve as sub-adviser to Guardian Integrated Research VIP Fund (the “Fund”). The Trustees who are not parties to the Sub-advisory Agreement or “interested persons” (as defined in the 1940 Act) of a party to the Sub-advisory Agreement (the “Independent Trustees”) unanimously approved the Sub-advisory Agreement for an initial term of two years.

The Board is responsible for overseeing the management of the Fund. In determining whether to approve the Sub-advisory Agreement, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the Meeting, the Trustees received materials and information designed to assist their consideration of the Sub-advisory Agreement. At a previous Meeting, the Board received a presentation from the Sub-adviser regarding the services to be rendered to the Fund. The Manager also discussed proposed changes to the Fund’s principal investment strategies. The Trustees received written responses from the Sub-adviser to a series of questions and requests for information covering a wide variety of topics provided by independent counsel on behalf of the Independent Trustees. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the

Sub-advisory Agreement and the process and criteria used by the Manager to identify and select the Sub-adviser.

During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Sub-advisory Agreement in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or the Sub-adviser.

In reaching its decisions to approve the Sub-advisory Agreement, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to the Sub-advisory Agreement, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Sub-advisory Agreement. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Sub-advisory Agreement rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Fund by the Sub-adviser; (ii) the investment performance of accounts managed by the Sub-adviser with strategies similar to the Fund; (iii) the fees to be charged; (iv) the extent to which economies of scale may in the future exist for the Fund, and the extent to which the Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Sub-adviser (or its affiliates) from its relationships with the Fund.

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Fund by the Sub-adviser. The Trustees also considered, among other things, the terms of the Sub-advisory Agreement and the range of investment advisory services to be provided by the Sub-adviser under the oversight of the Manager. In evaluating the investment advisory services, the Trustees considered, among other things, the Sub-adviser’s investment philosophy, style and process and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Sub-adviser with similar strategies as the Fund, including performance and portfolio characteristics. The

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Fund and the capabilities, resources and reputation of the Sub-adviser.

Based upon these considerations, the Board concluded, within the context of their full deliberations, that the nature, extent and quality of services to be provided to the Fund by the Sub-adviser were appropriate.

Investment Performance

Because the Sub-adviser is new to the Fund, the Board was not able to evaluate an investment performance record for the Fund with respect to the Sub-adviser. The Board did consider the Sub-adviser’s performance history with respect to similarly-managed investment accounts. While there was no historical Sub-adviser performance information with respect to the Fund for review, the Board noted that it would have an opportunity to review such information in connection with future annual reviews of the Sub-advisory Agreement.

Costs and Profitability

The Trustees considered the proposed sub-advisory fees to be paid under the Sub-advisory Agreement and evaluated the reasonableness of the fees. The Trustees considered information regarding the fees charged to funds and accounts managed by the Sub-adviser with similar strategies as the Fund. The Trustees also considered that the fees to be paid to the Sub-adviser would be paid by the Manager and not the Fund and that the Manager had negotiated the fees with the Sub-adviser at arm’s-length. The Trustees did not request or consider any projected profitability information from the Sub-adviser because the Manager would be responsible for payment of the sub-advisory fees and had negotiated the fees with the Sub-adviser at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed sub-advisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Fund by the Sub-adviser.

Economies of Scale

The Board considered that the sub-advisory fee schedule offered breakpoints. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Sub-advisory Agreement or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than the sub-advisory fee, that the Sub-adviser and its affiliates may receive because of their relationships with the Fund, including the ability to use soft dollars consistent with Trust policies and other benefits from increases in assets under management. The Trustees concluded that the benefits that may accrue to the Sub-adviser and its affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Sub-advisory Agreement.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016-2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

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SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8170

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian International Equity VIP Fund (formerly, Guardian International Value VIP Fund)

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian International Equity VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTERNATIONAL EQUITY VIP FUND

Fund Commentary of Lazard Asset Management LLC, Sub-adviser (UNAUDITED)

Highlights

•	Guardian International Equity VIP Fund (formerly, Guardian International Value VIP Fund) (the “Fund”) returned 5.40%, underperforming its benchmark, the MSCI® Europe, Australasia and Far East (EAFE®) Index[1] (the “Index”), for the year ended December 31, 2021. The Fund’s underperformance relative to the Index was primarily due to stock selection in the communications services, consumer discretionary, industrials and healthcare sectors. Stock selection in financials, energy, materials and utilities sectors were the top contributors to the Fund’s performance. On a regional level, stock selection in continental Europe and Japan detracted from the Fund’s performance relative to the Index, while stock selection in the Middle East and Asia ex-Japan contributed.

•	The Index returned 11.26% for the year.

Market Overview

Investors in international markets wrestled with extremes all year, and the fourth quarter of 2021 was no exception. The fourth quarter got off to a strong start, but fears about the COVID-19 Omicron variant surfaced in mid-November. Ultimately, the Index ended near its high, rising 2.7%. While the market continued its seemingly relentless trend higher, the rate of change has slowed somewhat. Since the stock market low due to COVID-19 in March 2020 through December 31, 2021, the benchmark rose 80%, but for the full year 2021, it rose just 11.3%.

The past five quarters ended December 31, 2021 can be distilled into two distinct periods: first, low quality, and then, expensive growth. In late 2020 and the first quarter of 2021, COVID-19 vaccine announcements fueled anticipation of accelerating economic growth, higher interest rates, and early-stage inflation pressures — the last of which investors haven’t seen in decades. This environment led to a period of low-quality equity leadership by companies whose income statements and balance sheets are most geared for an accelerating economic environment. As time went on, accelerating inflation stoked fears of monetary policy normalization, less stimulus, and higher interest rates, which aggregated into fears of a policy error that could slow or reverse an economic recovery. This environment, which generally held from April 2021 through the end of 2021, was led by very expensive, high-growth stocks, which tend to lead markets during economic slowdowns, whether the economy is really slowing or markets just perceive it to be.

Add to this cocktail the emergence of the new COVID-19 Omicron variant, and the fourth quarter felt like déjà vu to the beginning of the pandemic. This highly transmissible variant drove case counts to record levels in much of the world. Once again, investors fled stocks leveraged to reopening economies and instead embraced expensive, high-quality growth stocks — a move that we believe could only be driven by the virus generating fears of an economic slowdown, since the higher and accelerating inflation in much of the world would normally tend to be negative for growth stocks.

What has been left behind in the COVID-19 era, including 2021, are relative value stocks — those stocks for which the combination of higher quality and less expensive valuations come together in an investment thesis.

China has also been a significant factor in international equity performance over the past year, as stocks there substantially underperformed those in the Index (developed markets) by over 30%. Generally, companies either domiciled in China or selling into China over the past year tended to detract from the Fund’s performance. In fact, a confluence of events has led many investors to question whether China is a good investment. Tensions between the United States and China no longer manifested through tariffs but rather through stock markets. On the one side, there were hints about increasing restrictions on U.S. investors looking to invest in Chinese companies. On the other, threats of delisting U.S.-listed Chinese firms. Finally, China’s zero COVID-19 policy, in which strict lockdowns were initiated at any sign of an outbreak, had an increasingly obvious impact on economic growth. Balancing these negatives, which persisted for much of 2021, were signs that the Chinese government is actively working to stimulate the economy. The stimulus measures offered some hope that the policy environment could turn supportive rather than restrictive.

Widening the lens to take in performance elsewhere in the world, international stocks once again underperformed the U.S. market during 2021, despite beginning the year with much cheaper valuations and experiencing faster earnings growth throughout the year, especially in Europe. This was due in significant

[1]

The MSCI® EAFE® Index (Europe, Australasia, and Far East) (the “Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN INTERNATIONAL EQUITY VIP FUND

part to the overwhelming outperformance of the expensive growth stocks that dominate the very concentrated Standard & Poor’s 500® Index2. Without them, the U.S. market still outperforms, but to a much lesser extent.

Another factor contributing to U.S. outperformance was the strengthening U.S. dollar, which rose because of increasing expectations for monetary policy normalization by the U.S. Federal Reserve (the “Fed”). We saw a similar effect on the dollar in early 2018, but the strengthening turned out to be short-lived, as the Fed quickly pivoted in early 2019 to an easing stance.

Portfolio Review

The Fund underperformed the Index during the year, driven by stock selection in the communications services, consumer discretionary, industrials and healthcare sectors, which detracted from the Fund’s returns relative to the Index, as did the portfolio’s stock selection in continental Europe and Japan. On the positive side there was strong stock selection in the financials, energy, materials, and utilities sectors. From a regional perspective, stock selection was strong in the Middle East and Asia ex-Japan.

Outlook

After a tricky end to 2021, we believe there are reasons for optimism as we head into 2022. First, if inflation both feeds into general increases in wages and persists, we believe it could create potentially material upward pressure on interest rates and the cost of capital more broadly. In other words, both the ultra-easy monetary policy and low interest rates that currently support extended valuations in many growth stocks are at risk, making expensive growth stocks potentially vulnerable even if companies are seeing healthy demand for their goods and services. While higher rates and the resulting taper talk from the Fed may be unsettling to markets in the short term, the silver lining for the Fund’s strategy is that we believe a turn in leadership from expensive growth to relative value could be afoot.

China will also be a key area to watch in the coming year. President Xi Jinping’s focus on “common prosperity” marks a shift in focus for the Chinese government. The goals President Xi has elaborated are aimed at narrowing the wealth gap in China, which rivals that of many developed markets. Investors have expressed alarm at some of the measures and even questioned the wisdom of staying in stocks with any China exposure, but we think the likely result of President Xi’s shift will be the emergence of a larger middle class and a narrowing gap between the very rich and the poor in China. We would also argue that even if some of the policies make investors nervous, China remains the world’s second-largest economy and has a deep and liquid equity market in which there can be many good relative value opportunities. Furthermore, it appears that China still aims to be a global leader, and that extends to the corporate world. We believe the Chinese government will still be a champion of innovation in the private sector, and we expect its position to become clearer over time. We are not sure exactly what the way forward will be in China, but it would not be surprising to us if the recent sell-off ends up creating compelling opportunities.

Finally, we are encouraged that booster shots have been relatively effective at preventing severe disease from new COVID-19 variants, such as Delta and Omicron. We expect vaccinated people will continue to get boosters in developed markets and vaccination campaigns will continue to roll out in emerging markets that have low vaccination rates. The emergence of effective COVID-19 treatments is another reason to be optimistic that we could continue to see broader normalization in economic activity in the coming quarters. At some point in the future, the virus itself may begin to cease being deemed a public health emergency and fully transition into something we can live with. Stocks in our strategy geared to a steady reopening and more normalcy should gain favor. Many of these stocks fit squarely within our relative value framework: We believe they are fundamentally sound businesses with strong financial returns and relatively inexpensive valuations.

As the virus risk and market volatility associated with COVID-19 recede, we believe markets should become more rational again. We anticipate that the style extremes we have faced for the past few years will fade and fundamentals will lead again. As the world continues to emerge from pandemic restraints, we expect to see improved investor desire for the combination of high quality at reasonable valuations. As this trend develops, supply chain congestion should normalize while inflation and interest rates remain somewhat structurally higher.

[2]

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

2

GUARDIAN INTERNATIONAL EQUITY VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $411,907,058

Geographic Region Allocation[1] As of December 31, 2021

Sector Allocation[2] As of December 31, 2021

3

GUARDIAN INTERNATIONAL EQUITY VIP FUND

Top Ten Holdings[1] As of December 31, 2021

Holding	Country	% of Total Net Assets
RELX PLC	United Kingdom	3.52%
Sanofi	France	2.89%
Engie S.A.	France	2.56%
Medtronic PLC	Ireland	2.45%
Aon PLC, Class A	Ireland	2.41%
ABB Ltd. (Reg S)	Switzerland	2.24%
Tesco PLC	United Kingdom	2.13%
Merck KGaA	Germany	2.08%
Koninklijke DSM N.V.	Netherlands	1.95%
Capgemini SE	France	1.95%
Total		24.18%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.

4

GUARDIAN INTERNATIONAL EQUITY VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian International Equity VIP Fund	9/1/2016	5.40%	7.57%	—	6.32%
MSCI® EAFE® Index		11.26%	9.55%	—	8.92%

Results of a Hypothetical $10,000 Investment As of December 31, 2021

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian International Equity VIP Fund and the MSCI® EAFE® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return	$ 1,000.00	$1,002.20	$5.45	1.08%
Based on Hypothetical Return (5% Return Before Expenses)	$ 1,000.00	$1,019.76	$5.50	1.08%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

December 31, 2021	Shares	Value
Common Stocks – 98.1%

Canada – 4.6%

BRP, Inc.	37,970	$3,325,883

CAE, Inc.(1)	133,939	3,378,785

Suncor Energy, Inc.	286,385	7,165,568

TMX Group Ltd.	48,903	4,958,148

		18,828,384

Cayman Islands – 3.8%

Alibaba Group Holding Ltd., ADR(1)	22,959	2,727,300

Autohome, Inc., ADR	80,897	2,384,843

ENN Energy Holdings Ltd.	277,300	5,224,040

ESR Cayman Ltd.(1)(2)	1,603,400	5,427,202

		15,763,385

China – 1.0%

China Longyuan Power Group Corp. Ltd., Class H	1,836,000	4,285,856

		4,285,856

Denmark – 2.9%

Carlsberg A/S, Class B	37,690	6,474,227

Vestas Wind Systems A/S	179,047	5,414,513

		11,888,740

Finland – 2.4%

Nordea Bank Abp	529,893	6,453,245

Sampo OYJ, Class A	65,920	3,288,737

		9,741,982

France – 10.9%

Air Liquide S.A.	43,918	7,658,261

Capgemini SE	32,815	8,015,071

Engie S.A.	712,773	10,554,101

Pernod Ricard S.A.	27,640	6,650,118

Sanofi	118,539	11,910,045

		44,787,596

Germany – 8.9%

adidas AG	11,180	3,224,323

Continental AG(1)	52,540	5,562,427

Infineon Technologies AG	123,543	5,728,571

Merck KGaA	33,165	8,574,255

MTU Aero Engines AG	33,600	6,831,420

ProSiebenSat.1 Media SE	99,884	1,594,682

Vonovia SE	96,646	5,336,450

		36,852,128

India – 1.0%

Reliance Industries Ltd.	132,874	4,231,186

		4,231,186

Ireland – 6.2%

Aon PLC, Class A	33,090	9,945,530

Medtronic PLC	97,615	10,098,272

Ryanair Holdings PLC, ADR(1)	52,133	5,334,770

		25,378,572

December 31, 2021	Shares	Value

Israel – 1.8%

Bank Leumi Le-Israel BM	695,797	$7,476,468

		7,476,468

Italy – 1.8%

Enel S.p.A.	909,865	7,246,133

		7,246,133

Japan – 15.1%

Asics Corp.	131,900	2,924,362

Bandai Namco Holdings, Inc.	54,400	4,253,975

Daikin Industries Ltd.	22,500	5,104,214

Daiwa House Industry Co. Ltd.	202,912	5,835,805

Disco Corp.	12,000	3,667,496

Fujitsu Ltd.	33,637	5,763,284

Hitachi Ltd.	100,200	5,427,532

Makita Corp.	121,100	5,141,416

MatsukiyoCocokara & Co.	141,800	5,236,928

Nexon Co. Ltd.	193,463	3,730,877

Shimano, Inc.	22,200	5,899,862

Suzuki Motor Corp.	114,600	4,413,044

Yamaha Corp.	94,100	4,638,918

		62,037,713

Mexico – 0.9%

Arca Continental S.A.B. de C.V.	569,100	3,613,801

		3,613,801

Netherlands – 6.7%

Akzo Nobel N.V.	56,790	6,251,418

JDE Peet’s N.V.	66,795	2,058,126

Koninklijke DSM N.V.	35,846	8,048,431

Universal Music Group N.V.	159,463	4,495,993

Wolters Kluwer N.V.	56,057	6,588,688

		27,442,656

Norway – 2.1%

Equinor ASA	149,820	3,952,872

Telenor ASA	301,265	4,740,437

		8,693,309

Portugal – 1.0%

Galp Energia SGPS S.A.	415,103	4,025,225

		4,025,225

Republic of Korea – 2.0%

Osstem Implant Co. Ltd.	26,226	3,138,171

SK Hynix, Inc.	46,785	5,118,829

		8,257,000

Singapore – 1.3%

DBS Group Holdings Ltd.	226,480	5,483,363

		5,483,363

Spain – 1.4%

Industria de Diseno Textil S.A.	184,618	5,983,176

		5,983,176

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

December 31, 2021	Shares	Value

Sweden – 1.4%

Sandvik AB	214,819	$6,002,007

		6,002,007

Switzerland – 3.9%

ABB Ltd. (Reg S)	241,581	9,204,546

Novartis AG (Reg S)	79,970	7,022,669

		16,227,215

United Kingdom – 17.0%

3i Group PLC	300,018	5,869,818

Anglo American PLC	147,217	6,026,016

Barclays PLC	2,443,945	6,211,981

Compass Group PLC(1)	229,155	5,104,718

Ferguson PLC	33,981	6,036,413

Petershill Partners PLC(1)(2)	687,436	2,554,021

Prudential PLC	254,906	4,395,614

RELX PLC	445,438	14,517,566

Smith & Nephew PLC	237,332	4,154,118

Tesco PLC	2,232,119	8,751,329

Unilever PLC	119,146	6,383,176

		70,004,770

Total Common Stocks (Cost $378,314,039)		404,250,665
Preferred Stocks – 1.4%

Germany – 1.4%

Volkswagen AG, 3.00%	28,663	5,792,488

Total Preferred Stocks (Cost $5,788,850)		5,792,488

December 31, 2021	Principal Amount	Value
Short–Term Investment – 0.3%

Repurchase Agreements – 0.3%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $1,072,683, due 1/3/2022(3)	$1,072,683	$1,072,683

Total Repurchase Agreements (Cost $1,072,683)		1,072,683

Total Investments – 99.8% (Cost $385,175,572)		411,115,836

Assets in excess of other liabilities – 0.2%		791,222

Total Net Assets – 100.0%		$411,907,058

(1)	Non–income–producing security.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2021, the aggregate market value of these securities amounted to $7,981,223, representing 1.9% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$1,098,600	$1,094,137

Legend:

ADR — American Depositary Receipt

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Canada	$18,828,384	$—		$—	$18,828,384
Cayman Islands	5,112,143	10,651,242	*	—	15,763,385
China	—	4,285,856	*	—	4,285,856
Denmark	—	11,888,740	*	—	11,888,740
Finland	—	9,741,982	*	—	9,741,982
France	—	44,787,596	*	—	44,787,596
Germany	—	36,852,128	*	—	36,852,128
India	—	4,231,186	*	—	4,231,186
Ireland	25,378,572	—		—	25,378,572
Israel	—	7,476,468	*	—	7,476,468
Italy	—	7,246,133	*	—	7,246,133
Japan	—	62,037,713	*	—	62,037,713
Mexico	3,613,801	—		—	3,613,801
Netherlands	—	27,442,656	*	—	27,442,656
Norway	—	8,693,309	*	—	8,693,309
Portugal	—	4,025,225	*	—	4,025,225
Republic of Korea	—	8,257,000	*	—	8,257,000
Singapore	—	5,483,363	*	—	5,483,363
Spain	—	5,983,176	*	—	5,983,176
Sweden	—	6,002,007	*	—	6,002,007
Switzerland	—	16,227,215	*	—	16,227,215
United Kingdom	—	70,004,770	*	—	70,004,770
Preferred Stocks
Germany	—	5,792,488	*	—	5,792,488
Repurchase Agreements	—	1,072,683		—	1,072,683
Total	$52,932,900	$358,182,936		$—	$411,115,836

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL EQUITY VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$411,115,836

Foreign currency, at value	186

Receivable for investments sold	1,652,073

Foreign tax reclaims receivable	438,775

Dividends/interest receivable	180,947

Reimbursement receivable from adviser	5,740

Prepaid expenses	13,715

Total Assets	413,407,272

Liabilities

Payable for investments purchased	886,519

Investment advisory fees payable	264,193

Payable for fund shares redeemed	157,287

Distribution fees payable	86,649

Accrued custodian and accounting fees	30,045

Accrued audit fees	18,931

Accrued trustees’ and officers’ fees	1,977

Accrued expenses and other liabilities	54,613

Total Liabilities	1,500,214

Total Net Assets	$411,907,058

Net Assets Consist of:

Paid-in capital	$373,980,922

Distributable earnings	37,926,136

Total Net Assets	$411,907,058

Investments, at Cost	$385,175,572

Foreign Currency, at Cost	$186

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	29,693,213

Net Asset Value Per Share	$13.87

Statement of Operations For the Year Ended December 31, 2021
Investment Income

Dividends	$7,226,604

Non-cash dividends	2,572,295

Withholding taxes on foreign dividends	(1,134,761)

Total Investment Income	8,664,138

Expenses

Investment advisory fees	2,043,867

Distribution fees	664,622

Custodian and accounting fees	84,163

Professional fees	76,468

Trustees’ and officers’ fees	74,986

Administrative fees	34,834

Transfer agent fees	11,316

Shareholder reports	4,207

Other expenses	22,468

Total Expenses	3,016,931

Less: Fees waived	(191,553)

Total Expenses, Net	2,825,378

Net Investment Income/(Loss)	5,838,760

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax

Net realized gain/(loss) from investments	15,192,810

Net realized gain/(loss) from foreign currency transactions	(435,426)

Foreign capital gains taxes paid	(679)

Net change in unrealized appreciation/(depreciation) on investments	(13,353,495)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(27,204)

Net Gain on Investments, Foreign Currency Transactions and Foreign Capital Gains Tax	1,376,006

Net Increase in Net Assets Resulting From Operations	$7,214,766

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL EQUITY VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/21	For the Year Ended 12/31/20

Operations

Net investment income/(loss)	$5,838,760	$2,125,507

Net realized gain/(loss) from investments, foreign currency transactions and foreign capital gains tax	14,756,705	(6,285,445)

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(13,380,699)	24,330,197

Net Increase in Net Assets Resulting from Operations	7,214,766	20,170,259

Capital Share Transactions

Proceeds from sales of shares	213,112,048	18,116,243

Cost of shares redeemed	(42,652,890)	(25,042,316)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	170,459,158	(6,926,073)

Net Increase in Net Assets	177,673,924	13,244,186

Net Assets

Beginning of year	234,233,134	220,988,948

End of year	$411,907,058	$234,233,134

Other Information:

Shares

Sold	14,988,813	1,822,460

Redeemed	(3,097,898)	(2,209,438)

Net Increase/(Decrease)	11,890,915	(386,978)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL EQUITY VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/21	$13.16	$0.30	(4)	$0.41	$0.71	$13.87	5.40%

Year Ended 12/31/20	12.15	0.12		0.89	1.01	13.16	8.31%

Year Ended 12/31/19	10.01	0.22		1.92	2.14	12.15	21.38%

Year Ended 12/31/18	11.80	0.20		(1.99)	(1.79)	10.01	(15.17)%

Year Ended 12/31/17	9.63	0.15		2.02	2.17	11.80	22.53%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL EQUITY VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$411,907	1.06%	1.13%	2.20%	(4)	2.13%	(4)	40%

234,233	1.00%	1.18%	1.03%		0.85%		38%

220,989	0.94%	1.20%	1.99%		1.73%		32%

208,182	0.94%	1.23%	1.79%		1.50%		74%

11,133	1.11%	2.39%	1.40%		0.12%		61%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)

Reflects a special dividend paid out during the year by one of the Fund’s holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.19, the Net Ratio of Net Investment Income to Average Net Assets would have been 1.37%, and the Gross Ratio of Net Investment Income to Average Net Assets would have been 1.30%.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian International Equity VIP Fund (formerly, Guardian International Value VIP Fund) (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2021, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

e. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% of the first $100 million, and 0.75% in excess of $100 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.08% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to May 1, 2021, the expense limitation was 1.02%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. For the year ended December 31, 2021, Park Avenue waived fees and/or paid Fund expenses in the amount of $191,553.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The entitlement to recoupment by Park Avenue from the Fund under the Expense Limitation Agreement expired on April 9, 2021.

For the year ended December 31, 2021, the Fund was sub-advised by Lazard Asset Management LLC (“Lazard”). Pursuant to a Sub-Advisory Agreement between Park Avenue and Lazard, Lazard provided day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund. Please see pages 21-23 for additional information.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund paid distribution fees in the amount of $664,622 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $282,092,847 and $106,072,783, respectively, for the year ended December 31, 2021. During the year ended December 31, 2021, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL EQUITY VIP FUND

or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the year ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

9. Subsequent Event

Effective February 11, 2022, the Fund was renamed Guardian International Equity VIP Fund. See pages 21–23 of this report for additional information, as well as an update to sub-advisory agreements.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian International Equity VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian International Equity VIP Fund (formerly known as Guardian International Value VIP Fund) (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Approval of Sub-advisory and Sub-Subadvisory Agreements

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory and sub-advisory agreements be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of these agreements, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at an in-person meeting of the board called for the purpose of voting on such approval.

At a meeting of the Board of Trustees (the “Board”) of Guardian Variable Products Trust (the “Trust”) held on December 7-8, 2021 (the “Meeting”), the Board considered and approved (i) a change to the fund’s name from Guardian International Value VIP Fund to Guardian International Equity VIP Fund (the “Fund”); (ii) the proposed sub-advisory agreement (the “Sub-advisory Agreement”) between Park Avenue Institutional Advisers LLC (the “Manager”) and Schroder Investment Management North America Inc. (the “Sub-adviser” or “Schroder Inc.”) engaged to serve as sub-adviser to the Fund and (iii) the proposed sub-subadvisory agreement (the “Sub-Subadvisory Agreement”) between Schroder Inc. and Schroder Investment Management North America Limited (“Schroder Limited”). Schroder Inc. and Schroder Limited are collectively the “Sub-advisers.” The Sub-advisory Agreement and the Sub-Sub-advisory Agreement are collectively, the “Agreements.” The Trustees who are not parties to the Agreements or “interested persons” (as defined in the 1940 Act) of a party to the Agreements (the “Independent Trustees”) unanimously approved the Agreements for an initial term of two years. The Board also considered and approved certain modifications to the Fund’s principal investment strategies and principal risks to reflect the Sub-advisers’ investment process and the code of ethics and compliance program of the Sub-advisers.

The Board is responsible for overseeing the management of the Fund. In determining whether to approve the Agreements, the Trustees evaluated information and factors that they considered to be relevant and appropriate through the exercise of their own business judgment. The Trustees considered certain information and factors in light of advice furnished to them by legal counsel to the Trust and, in the case of the Independent Trustees, their independent legal counsel. In advance of the Meeting and at meetings held in September and October 2021, the Trustees received materials and information designed to assist their consideration of the Agreements. At its October Board meeting, the Board received a presentation from representatives of the Sub-advisers regarding the services to be rendered to the Fund. The Manager also discussed proposed changes to the Fund’s principal investment strategies. In light of the proposed changes to the investment strategies, the Board considered and approved the change of the name of the Fund to the Guardian International Equity VIP Fund. The Trustees received written responses from the Sub-advisers to a series of questions and requests for information covering a wide variety of topics provided by independent counsel on behalf of the Independent Trustees. The Trustees also received materials and information regarding the legal standards applicable to their consideration of the Agreements and the process and criteria used by the Manager to identify and select the Sub-advisers.

During the course of their deliberations, the Independent Trustees met to discuss and evaluate the Agreements in executive session with their independent legal counsel, outside of the presence of the Trustees who are not Independent Trustees and representatives from Fund management, the Manager or the Sub-advisers.

In reaching its decisions to approve the Agreements, the Board took into account the materials and information described above as well as other materials and information provided to the Board and discussed with and among the Trustees. Individual Trustees may have given different weight to different factors and information with respect to the Agreements, and the Trustees did not identify any single factor or information that, in isolation, would be controlling in deciding to approve the Agreements. The discussion below is intended to summarize the broad factors that figured prominently in the Board’s decisions to approve the Agreements rather than to be all-inclusive. These broad factors included: (i) the nature, extent and quality of the services to be provided to the Fund by the Sub-advisers; (ii) the investment performance of accounts managed by the Sub-advisers with strategies similar to the Fund; (iii) the fees to be charged and estimated profitability; (iv) the extent to which economies of scale may in the future exist for the Fund, and the extent to which the Fund may benefit from future economies of scale; and (v) any other benefits anticipated to be derived by the Sub-advisers (or their affiliates) from their relationships with the Fund.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Nature, Extent and Quality of Services

The Trustees considered information regarding the nature, extent and quality of services to be provided to the Fund by the Sub-advisers. The Trustees also considered, among other things, the terms of the Agreements and the range of investment advisory services to be provided by the Sub-advisers under the oversight of the Manager. In evaluating the investment advisory services, the Trustees considered, among other things, the Sub-advisers’ investment philosophy, style and process and approach to managing risk. The Trustees also considered information regarding funds or accounts managed by the Sub-advisers with similar strategies as the Fund, including performance and portfolio characteristics. The Trustees received and evaluated information regarding the background, education, expertise and/or experience of the investment professionals that would serve as portfolio managers for the Fund and the capabilities, resources and reputation of the Sub-advisers.

The Board considered that the Sub-advisers’ compliance program had been reviewed by the Fund’s Chief Compliance Officer and that he determined the program to be reasonably designed to prevent violation of the federal securities laws by the Fund. The Board also considered the information presented regarding the capabilities and financial condition of the Schroder Inc. and its ability to carry out its responsibilities under the proposed Sub-advisory Agreement. The Board also considered the information provided by management regarding the personnel, potential benefits and risks, philosophy, and investment processes of the Sub-advisers. The Board also noted the presentation by the Sub-advisers to the Board.

Based upon these considerations, the Board concluded, within the context of their full deliberations, that the nature, extent and quality of services to be provided to the Fund by the Sub-advisers were appropriate.

Investment Performance

Because the Sub-advisers are new to the Fund, the Board was not able to evaluate an investment performance record for the Fund with respect to the Sub-advisers. The Board did consider the Sub-advisers’ performance history with respect to similarly-managed investment accounts. While there was no historical Sub-adviser performance information with respect to the Fund for review, the Board noted that it would have an opportunity to review such information in connection with future annual reviews of the Agreements.

Costs and Profitability

The Trustees considered the proposed sub-advisory fees to be paid under the Agreements and evaluated the reasonableness of the fees. The Trustees considered information regarding the fees charged to funds and accounts managed by the Sub-advisers with similar strategies as the Fund. The Trustees also considered that the fees to be paid to Schroder Inc. would be paid by the Manager and that the fees paid to Schroder Limited would be paid by Schroder Inc. The Trustees considered that the Manager had negotiated the fees with the Sub-advisers at arm’s-length.

The Trustees did not request or consider any projected profitability information from the Sub-advisers because the Manager, not the Fund, would be responsible for payment of the fees and that the Manager had negotiated the fees with the Sub-advisers at arm’s-length.

Based on the consideration of the information and factors summarized above, as well as other relevant information and factors, the Trustees concluded that the proposed sub-advisory and sub-sub-advisory fees were reasonable in light of the nature, extent and quality of services expected to be rendered to the Fund by the Sub-advisers.

Economies of Scale

The Board considered that the sub-advisory fee schedule offered breakpoints. The Trustees concluded that it was appropriate to revisit potential economies of scale in connection with future reviews of the Agreements or earlier, if appropriate, and that they were satisfied with the extent to which economies of scale would be shared for the benefit of shareholders based on anticipated asset levels.

Ancillary Benefits

The Trustees considered the potential benefits, other than the sub-advisory fee, that the Sub-advisers and their affiliates may receive because of their relationships with the Fund. The Trustees concluded that the benefits that may accrue to the Sub-advisers and their affiliates are consistent with those expected for a sub-adviser to a mutual fund such as the Fund.

Conclusion

Based on a comprehensive consideration and evaluation of all of the information and factors summarized above, among others, the Board as a whole, including the Independent Trustees, approved the Agreements.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Meeting Results

At a meeting held on December 7-8, 2021, the Board of Trustees (the “Board”) of Guardian Variable Products Trust approved submitting the following proposals (the “Proposals”) to shareholders of Guardian International Value VIP Fund (the “Fund”) at a special meeting to be held on February 11, 2022 (with any postponements or adjournments, the “Special Meeting”):

1.

To permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of the Fund without obtaining shareholder approval; and

2.

To approve a new investment sub-advisory agreement between PAIA and Schroder Investment Management North America Inc. (“SIMNA”) and a new investment sub-sub-advisory agreement between SIMNA and Schroder Investment Management North America Limited (“SIMNA Ltd.”) with respect to the Fund.

On or about January 12, 2021, shareholders of record of the Fund as of the close of business on December 31, 2021 were sent a proxy statement containing information regarding the Proposals. The proxy statement also included information about the Special Meeting, at which shareholders of the Fund were asked to consider and approve the Proposals. In addition, the proxy statement included information about voting (or providing voting instructions) on the Proposals and options shareholders had to do so.

The Special Meeting was held on February 11, 2022, and each Proposal passed. In light of Board and shareholder approval of Proposal 2, the Fund’s name was changed to Guardian International Equity VIP Fund.

The results of the Special Meeting were as follows:

Proposal 1. To permit Park Avenue Institutional Advisers LLC (“PAIA” or the “Manager”), under certain circumstances, to enter into and/or materially amend investment sub-advisory agreements with affiliated and unaffiliated sub-advisers on behalf of the Fund without obtaining shareholder approval:

Votes For	Votes Against	Abstentions
24,876,119.016	2,819,000.177	1,990,522.332

Proposal 2. To approve a new investment sub-advisory agreement between PAIA and Schroder Investment Management North America Inc. (“SIMNA”) and a new investment sub-sub-advisory agreement between SIMNA and Schroder Investment Management North America Limited (“SIMNA Ltd.”) with respect to the Fund:

Votes For	Votes Against	Abstentions
25,633,406.071	1,710,967.115	2,341,268.340

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016-2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

27

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8172

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian International Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian International Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN INTERNATIONAL GROWTH VIP FUND

FUND COMMENTARY BY J.P. MORGAN INVESTMENT MANAGEMENT INC., SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian International Growth VIP Fund (the “Fund”) returned 10.78%, underperforming its benchmark, the MSCI® EAFE® Growth Index[1] (the “Index”), for the year ended December 31, 2021. The Fund’s outperformance relative to the Index was primarily due to stock selection, especially in the health care and information technology sectors. Stock selection in the financial and consumer discretionary sectors detracted from the Fund’s relative performance.

•	The Index returned 11.25% for 2021. This performance was supported by favorable performance in the information technology, industrials, and materials sectors.

Market Overview

Global equities rallied strongly over the fourth quarter of 2021, with the MSCI® World Index2 gaining 8.1% in local currency terms and ending the year 24.2% higher. Investor optimism around ongoing vaccine rollouts and a strong corporate earnings season drove equities higher. While the emergence of the highly infectious COVID-19 Omicron variant led to a spike in equity market volatility at the end of November 2021, markets quickly recovered as data from South Africa and the United Kingdom indicated a lower risk of severe symptoms.

In the U.S., the gross domestic product (GDP) growth rate for the third quarter of 2021 was 2.3%, supported by higher consumer spending and encouraging growth in both services and manufacturing sectors. However, a rapid increase in infections due to the COVID-19 Omicron variant began to take its toll on growth with the U.S. flash composite Purchasing Manager’s Index (PMI)3 falling to 56.9% in December. Additionally, inflationary pressures continued to build, with firms facing ever increasing input prices and reporting broad-based upticks in cost burdens. As a result, the U.S. Consumer Price Index (CPI)4 for the month of November rose to 6.8% year-over-year, as supply chain constraints and shortages continue to keep driving prices higher. Against this backdrop, the U.S. Federal Reserve (the “Fed”) adopted a more hawkish stance and accelerated its planned pace of tapering, putting it on course to end quantitative easing in March 2022.

In the Eurozone, growth in business activity was volatile as it slowed down in October 2021 amid increasing supply bottlenecks and ongoing COVID-19 concerns, accelerated sharply in November 2021, and then slowed down again in December as rising COVID-19 infection rates hit economic activity. Inflationary pressures remained strong as firms sought to pass unprecedented cost increases to consumers.

Portfolio Review

Stock selection in the health care and information technology sectors had a positive impact on the Fund’s performance relative to the Index. On the downside, stock selection in the financials and consumer discretionary sectors had a negative impact on the Fund’s performance relative to the Index. At the regional level, stock selection in Japan and continental Europe contributed to the Fund’s relative returns, while an overweight allocation to emerging markets and North America detracted from the Fund’s relative performance.

Outlook

Strong economic data, policy support and successful vaccine rollouts continue to drive fundamentals and global recovery remains on track to eliminate spare capacity at a much faster pace than anticipated. While

[1]

The MSCI® EAFE® Growth Index (the “Index”) is a subset of the MSCI® EAFE® Index. The MSCI® EAFE® Index (Europe, Australasia, and Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]

The MSCI® World Index (the “World Index”) is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country and does not offer exposure to emerging markets. Index results assume the reinvestment of dividends paid on the stocks constituting the World Index. You may not invest in the World Index and, unlike the Fund, the World Index does not incur fees or expenses.

[3]

The Purchasing Managers’ Index™ (PMI™) data are compiled by IHS Markit for more than 40 economies worldwide. The monthly data are derived from surveys of senior executives at private sector companies and are available only via subscription. The PMI dataset features a headline number, which indicates the overall health of an economy, and sub-indices, which provide insights into other key economic drivers such as GDP, inflation, exports, capacity utilization, employment and inventories. The PMI data are used by financial and corporate professionals to better understand where economies and markets are headed, and to uncover opportunities.

[4]

The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available.

1

GUARDIAN INTERNATIONAL GROWTH VIP FUND

the COVID-19 Omicron variant continues to be a concern and is causing disruption, reports seem to suggest that it is much milder than the earlier variants. Hence, the economic and human consequences should be less severe than observed at the start of the pandemic.

Despite having widespread supply chain issues, earnings growth was strong in 2021 as companies were able to pass on cost increases to consumers. However, going forward, growth could slow as profit margins come under pressure from higher wages, rising commodity prices and increasing corporate taxes. Nevertheless, the resolution of supply chain issues, a shift in spending from goods back to services, and strong household balance sheets and savings rates, suggest that developed world consumers are in better shape and should be able to support the economic expansion over the medium term. Therefore, looking out into the next five years, we still expect material near-term earnings growth, not very dissimilar to the rebound from the global financial crisis. We believe a reduction in the uncertainty caused by the pandemic and the higher interest rate environment should also reduce the dispersion of valuations, which has increased in recent years. Hence, we believe it is crucial to differentiate cyclical from structural headwinds and tailwinds as the economic expansion takes shape.

Stimulus levels continue to dwarf anything seen after the financial crisis and we are finally seeing signs of inflation after years of absence. This leaves global central banks looking to taper bond purchases at a faster pace as they battle escalating inflationary pressures, while at the same time, they are trying to balance concerns around premature tightening and new COVID-19 variants. As central banks view some of the recent drivers of higher inflation as “sticky” and the progress towards full employment seems encouraging, we could expect a policy normalization cycle to start unfolding in the near term.

We believe that an environment of strong demand, coupled with a modestly rising inflation, should help equity markets. An environment where growth is weak, while inflation is strong, could be quite damaging to financial asset returns. But we see only a limited threat of stagflation. Looking ahead, we believe the outlook remains positive, and while we would not be surprised to see some volatility along the way, we believe that strong economic growth, accompanied by a still relatively accommodative monetary policy, should provide support to equity markets.

2

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $148,826,736

Geographic Region Allocation[1] As of December 31, 2021

Sector Allocation[2] As of December 31, 2021

3

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Top Ten Holdings[1] As of December 31, 2021

Holding	Country	% of Total Net Assets
ASML Holding N.V.	Netherlands	5.18%
Nestle S.A. (Reg S)	Switzerland	4.50%
LVMH Moet Hennessy Louis Vuitton SE	France	4.05%
Novo Nordisk A/S, Class B	Denmark	3.86%
Diageo PLC	United Kingdom	3.32%
Keyence Corp.	Japan	2.95%
Sony Group Corp.	Japan	2.90%
L’Oreal S.A.	France	2.71%
Schneider Electric SE	France	2.51%
Tokyo Electron Ltd.	Japan	2.46%
Total		34.44%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.

4

GUARDIAN INTERNATIONAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian International Growth VIP Fund	9/1/2016	10.78%	14.83%	—	13.02%
MSCI® EAFE® Growth Index		11.25%	13.59%	—	11.70%

Results of a Hypothetical $10,000 Investment As of December 31, 2021

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian International Growth VIP Fund and the MSCI® EAFE® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

5

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return	$1,000.00	$1,044.60	$5.98	1.16%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.36	$5.90	1.16%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2021	Shares	Value
Common Stocks – 97.8%

Australia – 1.2%

IDP Education Ltd.	68,945	$1,738,636

		1,738,636
Cayman Islands – 4.4%

Alibaba Group Holding Ltd.(1)	68,768	1,029,592

Bilibili, Inc., Class Z(1)	17,972	839,389

Budweiser Brewing Co. APAC Ltd.(2)	492,300	1,291,221

Sea Ltd., ADR(1)	9,050	2,024,575

Tencent Holdings Ltd.	23,100	1,355,121

		6,539,898
Denmark – 7.4%

Coloplast A/S, Class B	10,394	1,818,371

Genmab A/S(1)	4,371	1,750,143

Novo Nordisk A/S, Class B	51,393	5,745,468

Orsted A/S(2)	13,157	1,689,551

		11,003,533
Finland – 1.3%

Kone OYJ, Class B	27,072	1,925,109

		1,925,109
France – 12.6%

Capgemini SE	11,444	2,795,199

L’Oreal S.A.	8,504	4,031,248

LVMH Moet Hennessy Louis Vuitton SE	7,302	6,025,613

Safran S.A.	17,938	2,203,122

Schneider Electric SE	19,029	3,730,616

		18,785,798
Germany – 5.6%

adidas AG	9,434	2,720,775

Delivery Hero SE(1)(2)	17,990	2,008,533

Symrise AG	13,469	1,997,867

Zalando SE(1)(2)	20,874	1,692,711

		8,419,886
Hong Kong – 4.5%

AIA Group Ltd.	338,000	3,407,520

Hong Kong Exchanges & Clearing Ltd.	57,700	3,372,523

		6,780,043
India – 1.1%

HDFC Bank Ltd., ADR	24,384	1,586,667

		1,586,667
Ireland – 1.8%

Linde PLC	7,759	2,702,866

		2,702,866
Japan – 18.8%

Daikin Industries Ltd.	11,800	2,676,876

Hoya Corp.	22,600	3,351,004

Keyence Corp.	7,000	4,399,235

Kyowa Kirin Co. Ltd.	47,600	1,297,453

Makita Corp.	37,600	1,596,344

Shimano, Inc.	8,200	2,179,228

SMC Corp.	3,600	2,428,655

Sony Group Corp.	34,100	4,310,557

December 31, 2021	Shares	Value
Japan (continued)

Sysmex Corp.	15,300	$2,061,368

Tokyo Electron Ltd.	6,400	3,663,713

		27,964,433

Luxembourg – 0.7%

InPost S.A.(1)	89,034	1,075,488

		1,075,488

Netherlands – 8.5%

Adyen N.V.(1)(2)	1,090	2,851,683

Argenx SE(1)	5,787	2,045,339

ASML Holding N.V.	9,670	7,710,594

		12,607,616

Republic of Korea – 1.3%

Samsung Electronics Co. Ltd.	28,512	1,871,817

		1,871,817

Singapore – 1.5%

DBS Group Holdings Ltd.	90,000	2,179,012

		2,179,012

Sweden – 3.9%

Assa Abloy AB, Class B	82,456	2,504,843

Atlas Copco AB, Class A	48,625	3,365,995

		5,870,838

Switzerland – 9.7%

Lonza Group AG (Reg S)	4,325	3,602,913

Nestle S.A. (Reg S)	47,918	6,698,545

Partners Group Holding AG	1,364	2,248,577

Straumann Holding AG (Reg S)	911	1,924,985

		14,475,020

Taiwan – 1.1%

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	13,184	1,586,167

		1,586,167

United Kingdom – 11.6%

Allfunds Group PLC(1)	68,041	1,335,061

Diageo PLC	90,713	4,945,030

Ferguson PLC	14,459	2,568,508

Intertek Group PLC	25,190	1,915,535

London Stock Exchange Group PLC	20,159	1,886,843

Oxford Nanopore Technologies PLC(1)	135,577	1,280,766

RELX PLC	101,905	3,297,034

		17,228,777

United States – 0.8%

MercadoLibre, Inc.(1)	891	1,201,424

		1,201,424

Total Common Stocks (Cost $94,774,912)		145,543,028
Preferred Stocks – 1.1%

Germany – 1.1%

Sartorius AG, 0.35%	2,460	1,665,035

Total Preferred Stocks (Cost $806,802)		1,665,035

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2021	Principal Amount	Value
Short–Term Investment – 1.0%

Repurchase Agreements – 1.0%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $1,464,864, due 1/3/2022(3)	$1,464,864	$1,464,864

Total Repurchase Agreements (Cost $1,464,864)		1,464,864

Total Investments – 99.9% (Cost $97,046,578)		148,672,927

Assets in excess of other liabilities – 0.1%		153,809

Total Net Assets – 100.0%		$148,826,736

(1)	Non–income–producing security.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2021, the aggregate market value of these securities amounted to $9,533,699, representing 6.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$1,500,300	$1,494,206

Legend:

ADR — American Depositary Receipt

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Australia	$—	$1,738,636	*	$—	$1,738,636
Cayman Islands	2,024,575	4,515,323	*	—	6,539,898
Denmark	—	11,003,533	*	—	11,003,533
Finland	—	1,925,109	*	—	1,925,109
France	—	18,785,798	*	—	18,785,798
Germany	—	8,419,886	*	—	8,419,886
Hong Kong	—	6,780,043	*	—	6,780,043
India	1,586,667	—		—	1,586,667
Ireland	—	2,702,866	*	—	2,702,866
Japan	—	27,964,433	*	—	27,964,433
Luxembourg	—	1,075,488	*	—	1,075,488
Netherlands	—	12,607,616	*	—	12,607,616
Republic of Korea	—	1,871,817	*	—	1,871,817
Singapore	—	2,179,012	*	—	2,179,012
Sweden	—	5,870,838	*	—	5,870,838
Switzerland	—	14,475,020	*	—	14,475,020
Taiwan	1,586,167	—		—	1,586,167
United Kingdom	—	17,228,777	*	—	17,228,777
United States	1,201,424	—		—	1,201,424
Preferred Stocks
Germany	—	1,665,035	*	—	1,665,035
Repurchase Agreements	—	1,464,864		—	1,464,864
Total	$6,398,833	$142,274,094		$—	$148,672,927

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$148,672,927

Foreign tax reclaims receivable	370,649

Dividends/interest receivable	21,270

Prepaid expenses	5,057

Total Assets	149,069,903

Liabilities

Investment advisory fees payable	98,047

Payable for fund shares redeemed	42,304

Distribution fees payable	31,267

Accrued custodian and accounting fees	24,475

Accrued audit fees	18,930

Accrued legal fees	12,288

Accrued trustees’ and officers’ fees	519

Accrued expenses and other liabilities	15,337

Total Liabilities	243,167

Total Net Assets	$148,826,736

Net Assets Consist of:

Paid-in capital	$82,702,936

Distributable earnings	66,123,800

Total Net Assets	$148,826,736

Investments, at Cost	$97,046,578

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	7,747,109

Net Asset Value Per Share	$19.21

Statement of Operations For the Year Ended December 31, 2021
Investment Income

Dividends	$1,870,999

Withholding taxes on foreign dividends	(181,167)

Total Investment Income	1,689,832

Expenses

Investment advisory fees	1,178,766

Distribution fees	376,255

Custodian and accounting fees	65,634

Professional fees	55,080

Trustees’ and officers’ fees	40,678

Transfer agent fees	13,798

Administrative fees	12,873

Shareholder reports	8,773

Other expenses	11,432

Total Expenses	1,763,289

Net Investment Income/(Loss)	(73,457)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	16,069,504

Net realized gain/(loss) from foreign currency transactions	22,334

Net change in unrealized appreciation/(depreciation) on investments	(360,393)

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(28,877)

Net Gain on Investments and Foreign Currency Transactions	15,702,568

Net Increase in Net Assets Resulting From Operations	$15,629,111

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/21	For the Year Ended 12/31/20

Operations

Net investment income/(loss)	$(73,457)	$(5,331)

Net realized gain/(loss) from investments and foreign currency transactions	16,091,838	7,738,661

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	(389,270)	27,030,199

Net Increase in Net Assets Resulting from Operations	15,629,111	34,763,529

Capital Share Transactions

Proceeds from sales of shares	18,963,179	808,832

Cost of shares redeemed	(32,763,667)	(35,129,005)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(13,800,488)	(34,320,173)

Net Increase in Net Assets	1,828,623	443,356

Net Assets

Beginning of year	146,998,113	146,554,757

End of year	$148,826,736	$146,998,113

Other Information:

Shares

Sold	1,023,174	54,586

Redeemed	(1,752,540)	(2,410,177)

Net Decrease	(729,366)	(2,355,591)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/21	$17.34	$(0.01)		$1.88	$1.87	$19.21	10.78%

Year Ended 12/31/20	13.53	(0.00	)(4)	3.81	3.81	17.34	28.16%

Year Ended 12/31/19	10.24	0.07		3.22	3.29	13.53	32.13%

Year Ended 12/31/18	12.61	0.12		(2.49)	(2.37)	10.24	(18.79)%

Year Ended 12/31/17	9.62	0.09		2.90	2.99	12.61	31.08%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets(3)		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover Rate

$148,827	1.17%	1.17%	(0.05)%		(0.05)%	31%

146,998	1.18%	1.24%	(0.00)%	(5)	(0.06)%	25%

146,555	1.18%	1.26%	0.56%		0.48%	25%

131,137	1.18%	1.32%	1.07%		0.93%	61%

10,636	1.22%	2.49%	0.79%		(0.48)%	32%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Rounds to $(0.00) per share.

(5)	Rounds to (0.00)%.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian International Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return consisting of long-term capital growth and current income.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2021, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

e. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% of the first $100 million, and 0.75% in excess of $100 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.18% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. For the year ended December 31, 2021, Park Avenue did not waive any fees or pay any Fund expenses.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The entitlement to recoupment by Park Avenue from the Fund under the Expense Limitation Agreement expired on April 9, 2021.

Park Avenue has entered into a Sub-Advisory Agreement with J.P. Morgan Investment Management Inc. (“J.P. Morgan”). J.P. Morgan is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund paid distribution fees in the amount of $376,255 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $45,446,272 and $58,951,000, respectively, for the year ended December 31, 2021. During the year ended December 31, 2021, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN INTERNATIONAL GROWTH VIP FUND

or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the year ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian International Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian International Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8171

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian Mid Cap Traditional Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Mid Cap Traditional Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

FUND COMMENTARY OF JANUS HENDERSON INVESTORS US LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) returned 17.13%, for the year ended December 31, 2021, outperforming the Russell Midcap® Growth Index[1] (the “Index”), its benchmark.

•	The Index returned 12.73% for the same period, led by stocks in the real estate and energy sectors. Communication services and consumer staples stocks had the weakest performance for the Index.

Market Overview

Mid-cap stocks ended the year with positive performance despite periods of volatility. Stocks rose in the first half of 2021, aided by healthy economic and earnings growth, accommodative monetary policy and optimism around COVID-19 vaccines. Volatility increased in the second half of 2021 as the spread of highly transmissible virus variants fueled pandemic concerns. Supply constraints and higher input costs also put upward pressure on inflation. The U.S. Federal Reserve (the “Fed”) indicated it would accelerate the withdrawal of its monetary stimulus, leading to expectations for higher interest rates in 2022. This drove a market rotation away from high-valuation growth stocks in the fourth quarter of 2021. Against this backdrop, the Index underperformed the broader mid-cap equity market for the year ended December 31, 2021.

Portfolio Review

The Portfolio outperformed the Index during the period. An underweight and stock selection in the communication services sector contributed to relative performance relative to the Index. Stock selection in the financials sector also contributed to the Fund’s relative performance. Stock selection in the consumer discretionary sector hindered relative performance. Stock selection and an underweight in the health care sector also detracted.

Outlook

While we remain constructive on the economic outlook, we believe that we’re entering a very different environment than we had a year ago. We started 2021 with low interest rates and ample monetary and fiscal stimulus. As we head into 2022, prospects for additional fiscal stimulus remain uncertain, and the Fed signaled that it intends to begin withdrawing some of its extraordinary monetary support. Our conversations with companies also indicate that supply chain challenges and worker shortages could persist even into 2023. Developments in China are another source of uncertainty, as the country’s slowing growth rate and government policy changes could have reverberations for U.S. companies. In this environment we seek to be highly selective in the Fund’s investments, as we look for companies that we believe are reasonably valued with forward-looking management teams and a commitment to innovation. We also favor companies that in our view have strong competitive positions and well-balanced stakeholder alignment. We believe these qualities have the potential to support healthy and sustainable profit margins in the face of rising input costs. We also remain disciplined with regard to valuation, focusing on companies where we see a growing earnings trajectory to support their stock prices. We believe that this is the best way for us to pursue positive risk-adjusted returns over the long term.

[1]

The Russell Midcap® Growth Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $123,102,098

Sector Allocation[1] As of December 31, 2021

Top Ten Holdings[2] As of December 31, 2021

Holding	% of Total Net Assets
LPL Financial Holdings, Inc.	3.37%
KLA Corp.	3.12%
SS&C Technologies Holdings, Inc.	2.93%
TE Connectivity Ltd.	2.88%
ON Semiconductor Corp.	2.84%
Constellation Software, Inc.	2.73%
JB Hunt Transport Services, Inc.	2.64%
Sensata Technologies Holding PLC	2.57%
Boston Scientific Corp.	2.20%
Nice Ltd., ADR	2.07%
Total	27.35%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Mid Cap Traditional Growth VIP Fund	9/1/2016	17.13%	18.48%	—	17.20%
Russell Midcap® Growth Index		12.73%	19.83%	—	18.53%

Results of a Hypothetical $10,000 Investment As of December 31, 2021

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Mid Cap Traditional Growth VIP Fund and the Russell Midcap® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return	$1,000.00	$1,067.80	$5.73	1.10%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2021	Shares	Value
Common Stocks – 96.3%

Aerospace & Defense – 1.4%

L3Harris Technologies, Inc.	7,856	$1,675,214

		1,675,214

Airlines – 1.0%

Ryanair Holdings PLC, ADR(1)	11,631	1,190,200

		1,190,200

Auto Components – 0.6%

Visteon Corp.(1)	6,466	718,631

		718,631

Banks – 0.9%

SVB Financial Group(1)	1,700	1,153,008

		1,153,008

Biotechnology – 2.2%

Abcam PLC, ADR(1)	15,163	357,089

Ascendis Pharma A/S, ADR(1)	3,497	470,451

BioMarin Pharmaceutical, Inc.(1)	8,269	730,566

Neurocrine Biosciences, Inc.(1)	8,003	681,616

Sarepta Therapeutics, Inc.(1)	5,784	520,849

		2,760,571

Building Products – 0.4%

Zurn Water Solutions Corp.	14,065	511,966

		511,966

Capital Markets – 5.2%

Cboe Global Markets, Inc.	7,740	1,009,296

LPL Financial Holdings, Inc.	25,910	4,147,932

MSCI, Inc.	1,142	699,692

The Charles Schwab Corp.	6,151	517,299

		6,374,219

Commercial Services & Supplies – 2.2%

Cimpress PLC(1)	11,820	846,430

Ritchie Bros Auctioneers, Inc.	30,187	1,847,747

		2,694,177

Containers & Packaging – 1.1%

Sealed Air Corp.	20,707	1,397,101

		1,397,101

Diversified Consumer Services – 1.3%

Frontdoor, Inc.(1)	17,801	652,407

Terminix Global Holdings, Inc.(1)	21,198	958,785

		1,611,192

Electric Utilities – 1.5%

Alliant Energy Corp.	29,791	1,831,253

		1,831,253

Electrical Equipment – 3.4%

Regal Rexnord Corp.	5,609	954,540

Sensata Technologies Holding PLC(1)	51,377	3,169,447

		4,123,987

December 31, 2021	Shares	Value

Electronic Equipment, Instruments & Components – 6.9%

Flex Ltd.(1)	97,919	$1,794,855

National Instruments Corp.	32,201	1,406,218

TE Connectivity Ltd.	21,983	3,546,737

Teledyne Technologies, Inc.(1)	4,001	1,747,997

		8,495,807

Entertainment – 1.3%

Liberty Media Corp-Liberty Formula One, Class C(1)	25,743	1,627,987

		1,627,987

Equity Real Estate Investment – 1.8%

Lamar Advertising Co., Class A, REIT	18,310	2,221,003

		2,221,003

Health Care Equipment & Supplies – 7.2%

Boston Scientific Corp.(1)	63,620	2,702,577

Dentsply Sirona, Inc.	20,092	1,120,933

ICU Medical, Inc.(1)	5,296	1,256,953

Teleflex, Inc.	5,277	1,733,389

The Cooper Cos., Inc.	4,766	1,996,668

		8,810,520

Hotels, Restaurants & Leisure – 1.6%

Aramark	28,887	1,064,486

Entain PLC (United Kingdom)(1)	38,040	863,693

		1,928,179

Insurance – 5.7%

Aon PLC, Class A	4,159	1,250,029

Intact Financial Corp. (Canada)	17,812	2,315,229

Oscar Health, Inc., Class A(1)	1,443	11,328

Ryan Specialty Group Holdings, Inc., Class A(1)	26,100	1,053,135

WR Berkley Corp.	29,268	2,411,390

		7,041,111

Interactive Media & Services – 0.4%

Ziff Davis, Inc.(1)	4,749	526,474

		526,474

Internet & Direct Marketing Retail – 0.9%

Wayfair, Inc., Class A(1)	5,533	1,051,104

		1,051,104

IT Services – 10.1%

Amdocs Ltd.	26,293	1,967,768

Broadridge Financial Solutions, Inc.	13,267	2,425,473

Fidelity National Information Services, Inc.	13,469	1,470,141

Global Payments, Inc.	9,942	1,343,960

GoDaddy, Inc., Class A(1)	29,537	2,506,510

WEX, Inc.(1)	14,315	2,009,683

Wix.com Ltd.(1)	4,534	715,420

		12,438,955

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2021	Shares	Value

Life Sciences Tools & Services – 4.1%

ICON PLC(1)	4,547	$1,408,206

Illumina, Inc.(1)	2,142	814,902

PerkinElmer, Inc.	8,449	1,698,756

Waters Corp.(1)	2,855	1,063,773

		4,985,637

Machinery – 2.2%

Ingersoll Rand, Inc.	29,573	1,829,681

Westinghouse Air Brake Technologies Corp.	10,197	939,246

		2,768,927

Pharmaceuticals – 2.5%

Catalent, Inc.(1)	16,988	2,174,974

Elanco Animal Health, Inc.(1)	30,733	872,202

		3,047,176

Professional Services – 0.1%

Upwork, Inc.(1)	4,440	151,671

		151,671

Real Estate Management & Development – 0.4%

Redfin Corp.(1)	13,706	526,173

		526,173

Road & Rail – 2.6%

JB Hunt Transport Services, Inc.	15,880	3,245,872

		3,245,872

Semiconductors & Semiconductor Equipment – 9.7%

KLA Corp.	8,938	3,844,323

Lam Research Corp.	2,055	1,477,853

Microchip Technology, Inc.	21,710	1,890,073

NXP Semiconductors N.V.	5,237	1,192,884

ON Semiconductor Corp.(1)	51,421	3,492,514

		11,897,647

Software – 11.5%

Atlassian Corp. PLC, Class A(1)	2,059	785,076

Ceridian HCM Holding, Inc.(1)	18,447	1,926,974

Constellation Software, Inc. (Canada)	1,811	3,360,060

Dolby Laboratories, Inc., Class A	8,467	806,228

Dynatrace, Inc.(1)	13,914	839,710

Nice Ltd., ADR(1)	8,399	2,549,936

SS&C Technologies Holdings, Inc.	44,058	3,611,875

December 31, 2021	Shares	Value

Software (continued)

Topicus.com, Inc. (Canada)(1)	3,370	$309,306

		14,189,165

Specialty Retail – 2.8%

Burlington Stores, Inc.(1)	3,249	947,116

CarMax, Inc.(1)	18,202	2,370,447

Vroom, Inc.(1)	17,391	187,649

		3,505,212

Textiles, Apparel & Luxury Goods – 1.7%

Gildan Activewear, Inc.	49,008	2,077,449

		2,077,449

Trading Companies & Distributors – 1.6%

Ferguson PLC (United Kingdom)	10,848	1,927,048

		1,927,048

Total Common Stocks (Cost $77,312,133)		118,504,636

	Principal Amount	Value
Short–Term Investment – 3.4%

Repurchase Agreements – 3.4%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $4,205,893, due 1/3/2022(2)	$4,205,893	4,205,893

Total Repurchase Agreements (Cost $4,205,893)		4,205,893

Total Investments – 99.7% (Cost $81,518,026)		122,710,529

Assets in excess of other liabilities – 0.3%		391,569

Total Net Assets – 100.0%		$123,102,098

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$4,307,600	$4,290,103

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$115,713,895	$2,790,741	*	$—	$118,504,636
Repurchase Agreements	—	4,205,893		—	4,205,893
Total	$115,713,895	$6,996,634		$—	$122,710,529

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$122,710,529

Foreign currency, at value	10,909

Receivable for investments sold	612,587

Dividends/interest receivable	30,249

Reimbursement receivable from adviser	4,590

Foreign tax reclaims receivable	1,824

Prepaid expenses	4,024

Total Assets	123,374,712

Liabilities

Investment advisory fees payable	81,133

Payable for fund shares redeemed	57,587

Payable for investments purchased	50,266

Distribution fees payable	25,629

Accrued audit fees	17,625

Accrued custodian and accounting fees	14,946

Accrued trustees’ and officers’ fees	443

Accrued expenses and other liabilities	24,985

Total Liabilities	272,614

Total Net Assets	$123,102,098

Net Assets Consist of:

Paid-in capital	$44,527,008

Distributable earnings	78,575,090

Total Net Assets	$123,102,098

Investments, at Cost	$81,518,026

Foreign Currency, at Cost	$10,827

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	5,278,112

Net Asset Value Per Share	$23.32

Statement of Operations For the Year Ended December 31, 2021
Investment Income

Dividends	$1,124,913

Withholding taxes on foreign dividends	(21,466)

Total Investment Income	1,103,447

Expenses

Investment advisory fees	1,016,643

Distribution fees	322,214

Professional fees	49,678

Custodian and accounting fees	45,177

Trustees’ and officers’ fees	35,373

Transfer agent fees	12,191

Administrative fees	8,680

Shareholder reports	4,706

Other expenses	9,675

Total Expenses	1,504,337

Less: Fees waived	(86,595)

Total Expenses, Net	1,417,742

Net Investment Income/(Loss)	(314,295)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	17,082,690

Net realized gain/(loss) from foreign currency transactions	(243)

Net change in unrealized appreciation/(depreciation) on investments	3,673,365

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(68)

Net Gain on Investments and Foreign Currency Transactions	20,755,744

Net Increase in Net Assets Resulting From Operations	$20,441,449

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/21	For the Year Ended 12/31/20

Operations

Net investment income/(loss)	$(314,295)	$(289,661)

Net realized gain/(loss) from investments and foreign currency transactions	17,082,447	7,342,425

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	3,673,297	15,301,197

Net Increase in Net Assets Resulting from Operations	20,441,449	22,353,961

Capital Share Transactions

Proceeds from sales of shares	317,376	6,608,479

Cost of shares redeemed	(28,214,300)	(23,463,343)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(27,896,924)	(16,854,864)

Net Increase/(Decrease) in Net Assets	(7,455,475)	5,499,097

Net Assets

Beginning of year	130,557,573	125,058,476

End of year	$123,102,098	$130,557,573

Other Information:

Shares

Sold	14,583	475,722

Redeemed	(1,293,489)	(1,404,636)

Net Decrease	(1,278,906)	(928,914)

8	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

9

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/21	$19.91	$(0.05)	$3.46	$3.41	$23.32	17.13%

Year Ended 12/31/20	16.71	(0.04)	3.24	3.20	19.91	19.15%

Year Ended 12/31/19	12.27	(0.01)	4.45	4.44	16.71	36.19%

Year Ended 12/31/18	12.72	(0.01)	(0.44)	(0.45)	12.27	(3.54)%

Year Ended 12/31/17	9.99	(0.02)	2.75	2.73	12.72	27.33%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Loss to Average Net Assets(3)	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$123,102	1.10%	1.17%	(0.24)%	(0.31)%	10%

130,558	1.10%	1.23%	(0.25)%	(0.38)%	19%

125,058	1.10%	1.26%	(0.07)%	(0.23)%	10%

110,065	1.10%	1.31%	(0.07)%	(0.28)%	30%

12,681	1.09%	2.15%	(0.20)%	(1.26)%	35%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Mid Cap Traditional Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2021, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.80% up to $100 million, 0.75% up to $300 million, and 0.73% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.10% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. For the year ended December 31, 2021, Park Avenue waived fees and/or paid Fund expenses in the amount of $86,595.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The entitlement to recoupment by Park Avenue from the Fund under the Expense Limitation Agreement expired on April 9, 2021.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

Park Avenue has entered into a Sub-Advisory Agreement with Janus Henderson Investors US LLC (“Janus”). Janus is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund paid distribution fees in the amount of $322,214 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $12,324,172 and $42,475,629, respectively, for the year ended December 31, 2021. During the year ended December 31, 2021, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP TRADITIONAL GROWTH VIP FUND

temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the year ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Mid Cap Traditional Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Mid Cap Traditional Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This Page Intentionally Left Blank

23

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8177

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian Mid Cap Relative Value VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Mid Cap Relative Value VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

FUND COMMENTARY OF ALLSPRING GLOBAL INVESTMENTS, LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Mid Cap Relative Value VIP Fund (the “Fund”) returned 28.84% for the year ended December 31, 2021, and outperformed its benchmark, the Russell Midcap® Value Index[1] (the “Index”). The Fund’s outperformance relative to the Index was primarily due to security selection in the industrials sector. In addition, an underweight to the communication services sector was also a contributor. Conversely, stock selection in the information technology sector and exposure to special purpose acquisition companies (SPACs) were the largest detractors. The year witnessed multiple shifts in leadership with a rotation from small-cap value dominance in the first quarter to mid-cap outperformance by year end.

•	The Index delivered a positive return of 28.34% in 2021, continuing the COVID rally from 2020 despite pessimism near year end as concerns regarding new variants, inflation, and the potential for monetary tightening by the U.S. Federal Reserve (the “Fed”) emerged.

Market Overview

Global equity markets saw a continuation of the 2020 COVID-19 recovery rally in 2021. Stocks advanced higher despite increased concerns surrounding new COVID-19 variants emerging as well as supply chain disruptions and labor shortages leading to historically high inflation levels. The first calendar quarter saw an extension of the fourth quarter 2020 rally that favored smaller capitalization, cyclical, value stocks. As the year progressed, market leadership shifted several times as new COVID-19 variants emerged and treasury yields saw increased volatility. Investors also grew concerned that the Fed would begin to throttle back its economic stimulus programs.

Despite these concerns, the Index posted an impressive 28% return as mid-cap stocks outperformed their small and large-cap peers for the year. The Index was led by the energy sector which benefited from a post-COVID recovery in demand outpacing supply. Communication services was the worst-performing sector within the Index as media and entertainment stocks lagged the broader markets.

Portfolio Review

The Fund outperformed the Index over the trailing twelve-month period. Stock selection drove the Fund’s outperformance relative to the Index, while sector allocation differences subtracted from performance. The Fund’s outperformance relative to the Index was primarily due to security selection in the industrials sector as well as an underweight to the communication services sector. Conversely, stock selection in the information technology sector was the largest detractor. In addition, exposure to SPACs detracted from relative performance as SPACs and other cash-like instruments underperformed higher beta sectors.

Mid-cap value stocks outpaced small-cap value and large-cap value stocks, as they typically do in the middle innings of market cycles. These middle innings, in which macro factors are more muted, typically last multiple years and could provide a favorable backdrop for mid-cap companies as the cycle matures. Rather than focusing on the short-term implications of recent political and macro events, we continue to invest in what we believe to be attractive long-term reward/risk opportunities where companies can control their destiny via accretive capital deployment. Our process is designed to win over a complete market cycle. However, the process tends to do best in the middle-to-late innings of a market cycle when, based on historic trends, macro headlines begin to lessen their impact and companies with sustainable free cash flow are sought after and can use their financial flexibility to grow long-term shareholder value.

[1]

The Russell Midcap® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. (The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which consists of the 1,000 largest U.S. companies based on total market capitalization.) Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Outlook

We anticipate that equity markets will continue to digest the virus’s evolution, inflationary pressures, and the Fed’s response. Threats of further economic- and travel-related shutdowns due to the virus’ surge have caused some trepidation among investors. The inflationary impact is causing many companies to lower expectations. However, as active managers, we look to take advantage of any disconnect between short-term reported results and the long-term reward/risk outlook for each company we are analyzing. The middle innings of the economic cycle have historically favored mid-cap stocks. We believe mid-cap stocks have performed best as the market cycle has evolved from the “recovery” phase to the “expansion” phase. This period tends to be less influenced by macro headlines, and companies can better control their destiny via strategic capital allocation. Many CEOs and CFOs with whom we have spoken are feeling more comfortable with capital deployment as the cycle has matured. This has historically benefited our process, as companies create new incremental shareholder value via accretive capital deployment.

We will continue to execute our process to identify and capitalize on the mispricing of stocks. We invest in companies that we believe control their own destiny via distinct long-term competitive advantages, flexible balance sheets, and strong and sustainable free-cash-flow generation. We believe our strong fundamental analysis, risk management, and active investment process are well suited for taking advantage of new opportunities as the equity market evolves. While volatility may return, we believe the strong balance sheets and stable cash flows of the companies in our portfolio should support consistent long-term performance. We maintain a favorable outlook for the Fund over the long term.

2

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $237,063,322

Sector Allocation[1] As of December 31, 2021

Top Ten Holdings[2] As of December 31, 2021

Holding	% of Total Net Assets
Carlisle Cos., Inc.	3.87%
AerCap Holdings N.V.	3.37%
Brown & Brown, Inc.	3.04%
Arch Capital Group Ltd.	2.90%
D.R. Horton, Inc.	2.90%
Republic Services, Inc.	2.83%
CBRE Group, Inc., Class A	2.82%
Reynolds Consumer Products, Inc.	2.51%
LKQ Corp.	2.48%
Amdocs Ltd.	2.45%
Total	29.17%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Mid Cap Relative Value VIP Fund	9/1/2016	28.84%	11.28%	—	12.17%
Russell Midcap® Value Index		28.34%	11.22%	—	11.73%

Results of a Hypothetical $10,000 Investment As of December 31, 2021

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Mid Cap Relative Value VIP Fund and the Russell Midcap® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return	$1,000.00	$1,092.40	$5.38	1.02%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19	1.02%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2021	Shares	Value
Common Stocks – 98.1%

Auto Components – 3.6%

Aptiv PLC(1)	18,204	$3,002,750

Lear Corp.	29,858	5,462,521

		8,465,271
Banks – 4.5%

Fifth Third Bancorp	102,686	4,471,975

PacWest Bancorp	35,128	1,586,732

Regions Financial Corp.	158,000	3,444,400

Zions Bancorporation N.A.	19,824	1,252,084

		10,755,191
Beverages – 2.3%

Keurig Dr Pepper, Inc.	148,855	5,486,795

		5,486,795
Building Products – 6.2%

Builders FirstSource, Inc.(1)	34,606	2,966,080

Carlisle Cos., Inc.	36,949	9,167,786

Masco Corp.	36,498	2,562,890

		14,696,756
Capital Markets – 1.6%

LPL Financial Holdings, Inc.	23,721	3,797,495

		3,797,495
Chemicals – 2.4%

Celanese Corp.	18,050	3,033,483

Diversey Holdings Ltd.(1)	49,917	664,395

FMC Corp.	17,656	1,940,218

		5,638,096
Commercial Services & Supplies – 2.8%

Republic Services, Inc.	48,166	6,716,749

		6,716,749
Communications Equipment – 1.1%

Juniper Networks, Inc.	71,106	2,539,195

		2,539,195
Construction & Engineering – 2.1%

API Group Corp.(1)	55,361	1,426,653

MasTec, Inc.(1)	39,381	3,634,079

		5,060,732
Consumer Finance – 1.5%

Discover Financial Services	30,861	3,566,297

		3,566,297
Containers & Packaging – 0.8%

AptarGroup, Inc.	14,884	1,822,992

		1,822,992
Distributors – 2.5%

LKQ Corp.	98,081	5,887,802

		5,887,802
Diversified Financial Services – 1.2%

Pershing Square Tontine Holdings Ltd., Class A(1)	144,530	2,850,132

		2,850,132

December 31, 2021	Shares	Value
Electric Utilities – 3.6%

American Electric Power Co., Inc.	54,324	$4,833,206

FirstEnergy Corp.	90,332	3,756,908

		8,590,114
Energy Equipment & Services – 0.7%

Baker Hughes Co.	24,956	600,441

NOV, Inc.	84,547	1,145,612

		1,746,053
Equity Real Estate Investment – 2.1%

American Campus Communities, Inc. REIT	60,359	3,457,967

Equity LifeStyle Properties, Inc. REIT	4,154	364,140

Invitation Homes, Inc. REIT	27,323	1,238,825

		5,060,932
Food & Staples Retailing – 1.7%

BJ’s Wholesale Club Holdings, Inc.(1)	61,103	4,092,068

		4,092,068
Food Products – 1.1%

Lamb Weston Holdings, Inc.	40,214	2,548,763

		2,548,763
Health Care Equipment & Supplies – 3.9%

Alcon, Inc.	63,976	5,573,589

Zimmer Biomet Holdings, Inc.	28,046	3,562,964

		9,136,553
Health Care Providers & Services – 3.3%

Humana, Inc.	10,061	4,666,895

Universal Health Services, Inc., Class B	23,559	3,054,660

		7,721,555
Hotels, Restaurants & Leisure – 3.3%

Expedia Group, Inc.(1)	25,793	4,661,311

The Wendy’s Co.	5,844	139,380

Yum China Holdings, Inc.	59,654	2,973,155

		7,773,846
Household Durables – 3.4%

D.R. Horton, Inc.	63,389	6,874,537

Helen of Troy Ltd.(1)	5,005	1,223,572

		8,098,109
Household Products – 4.5%

Church & Dwight Co., Inc.	45,106	4,623,365

Reynolds Consumer Products, Inc.	189,587	5,953,032

		10,576,397
Insurance – 8.4%

Arch Capital Group Ltd.(1)	154,767	6,879,393

Brown & Brown, Inc.	102,378	7,195,126

Loews Corp.	51,353	2,966,149

The Allstate Corp.	24,310	2,860,072

		19,900,740
IT Services – 4.9%

Amdocs Ltd.	77,766	5,820,007

Euronet Worldwide, Inc.(1)	48,068	5,728,264

		11,548,271

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2021	Shares	Value
Machinery – 4.7%

Donaldson Co., Inc.	55,843	$3,309,256

Gates Industrial Corp. PLC(1)	135,737	2,159,576

Stanley Black & Decker, Inc.	30,221	5,700,285

		11,169,117
Metals & Mining – 1.2%

Freeport-McMoRan, Inc.	70,233	2,930,823

		2,930,823
Mortgage Real Estate Investment – 1.1%

Annaly Capital Management, Inc. REIT	329,526	2,576,893

		2,576,893
Oil, Gas & Consumable Fuels – 4.1%

Devon Energy Corp.	39,873	1,756,406

EOG Resources, Inc.	37,992	3,374,829

Hess Corp.	18,741	1,387,396

Valero Energy Corp.	41,402	3,109,704

		9,628,335
Professional Services – 2.0%

Jacobs Engineering Group, Inc.	34,435	4,794,385

		4,794,385
Real Estate Management & Development – 2.8%

CBRE Group, Inc., Class A(1)	61,546	6,678,356

		6,678,356
Software – 1.9%

ironSource Ltd., Class A(1)	86,769	671,592

NCR Corp.(1)	95,900	3,855,180

		4,526,772
Specialty Retail – 1.2%

Best Buy Co., Inc.	28,333	2,878,633

		2,878,633
Trading Companies & Distributors – 3.4%

AerCap Holdings N.V.(1)	122,030	7,983,203

		7,983,203
Water Utilities – 2.2%

American Water Works Co., Inc.	28,196	5,325,097

		5,325,097

Total Common Stocks (Cost $161,228,712)		232,568,518

December 31, 2021	Shares	Value
Exchange–Traded Funds – 0.8%
SPDR S&P Oil & Gas Exploration & Production ETF	18,892	$1,811,176

Total Exchange–Traded Funds (Cost $930,116)		1,811,176
Warrants – 0.0%

Liberty Media Acquisition Corp., Class A(1)	7,895	14,053
Pershing Square Tontine Holdings Ltd., Class A(1)	17,930	23,670

Total Warrants (Cost $118,884)		37,723

	Principal Amount	Value
Short–Term Investment – 1.2%

Repurchase Agreements – 1.2%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $2,766,271, due 1/3/2022(2)	$2,766,271	2,766,271

Total Repurchase Agreements (Cost $2,766,271)		2,766,271

Total Investments – 100.1% (Cost $165,043,983)		237,183,688

Liabilities in excess of other assets – (0.1)%		(120,366)

Total Net Assets – 100.0%		$237,063,322

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$2,833,200	$2,821,692

Legend:

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$232,568,518	$—	$—	$232,568,518
Exchange–Traded Funds	1,811,176	—	—	1,811,176
Warrants	—	37,723	—	37,723
Repurchase Agreements	—	2,766,271	—	2,766,271
Total	$234,379,694	$2,803,994	$—	$237,183,688

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2021

Assets

Investments, at value	$237,183,688

Dividends/interest receivable	245,160

Prepaid expenses	7,762

Total Assets	237,436,610

Liabilities

Investment advisory fees payable	135,649

Payable for investments purchased	61,289

Payable for fund shares redeemed	56,493

Distribution fees payable	49,031

Accrued legal fees	20,670

Accrued audit fees	17,625

Accrued custodian and accounting fees	12,662

Accrued trustees’ and officers’ fees	807

Accrued expenses and other liabilities	19,062

Total Liabilities	373,288

Total Net Assets	$237,063,322

Net Assets Consist of:

Paid-in capital	$114,699,661

Distributable earnings	122,363,661

Total Net Assets	$237,063,322

Investments, at Cost	$165,043,983

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	12,847,603

Net Asset Value Per Share	$18.45

Statement of Operations For the Year Ended December 31, 2021

Investment Income

Dividends	$3,345,042

Withholding taxes on foreign dividends	(3,136)

Total Investment Income	3,341,906

Expenses

Investment advisory fees	1,683,368

Distribution fees	609,466

Professional fees	70,051

Trustees’ and officers’ fees	67,555

Custodian and accounting fees	38,223

Administrative fees	29,400

Transfer agent fees	12,740

Shareholder reports	2,972

Other expenses	17,731

Total Expenses, Before Recoupment	2,531,506
Expenses recouped by adviser	17,687

Total Expenses	2,549,193

Net Investment Income/(Loss)	792,713

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments
Net realized gain/(loss) from investments	38,207,876
Net change in unrealized appreciation/(depreciation) on investments	24,395,007

Net Gain on Investments	62,602,883

Net Increase in Net Assets Resulting From Operations	$63,395,596

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/21	For the Year Ended 12/31/20

Operations

Net investment income/(loss)	$792,713	$1,504,522

Net realized gain/(loss) from investments	38,207,876	(6,677,297)

Net change in unrealized appreciation/(depreciation) on investments	24,395,007	17,472,269

Net Increase in Net Assets Resulting from Operations	63,395,596	12,299,494

Capital Share Transactions

Proceeds from sales of shares	11,092,980	27,688,850

Cost of shares redeemed	(82,355,187)	(30,399,919)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(71,262,207)	(2,711,069)

Net Increase/(Decrease) in Net Assets	(7,866,611)	9,588,425

Net Assets

Beginning of year	244,929,933	235,341,508

End of year	$237,063,322	$244,929,933

Other Information:

Shares

Sold	655,906	2,665,950

Redeemed	(4,907,714)	(2,464,020)

Net Increase/(Decrease)	(4,251,808)	201,930

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/21	$14.32	$0.05	$4.08	$4.13	$18.45	28.84%

Year Ended 12/31/20	13.93	0.09	0.30	0.39	14.32	2.80%

Year Ended 12/31/19	10.28	0.10	3.55	3.65	13.93	35.51%

Year Ended 12/31/18	12.02	0.08	(1.82)	(1.74)	10.28	(14.48)%

Year Ended 12/31/17	10.81	0.10	1.11	1.21	12.02	11.19%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$237,063	1.05%	1.05%	0.32%	0.32%	31%

244,930	1.06%	1.11%	0.70%	0.65%	56%

235,342	1.00%	1.10%	0.83%	0.73%	37%

204,185	1.00%	1.14%	0.66%	0.52%	31%

12,797	1.09%	2.09%	0.87%	(0.13)%	76%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Mid Cap Relative Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2021, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.72% up to $100 million, 0.67% up to $300 million, 0.62% up to $500 million, and 0.60% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.08% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. For the year ended December 31, 2021, Park Avenue did not waive any fees or pay any Fund expenses.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights.During the year ended December 31, 2021, Park Avenue recouped previously waived or reimbursed expenses in the amount of $17,687. The entitlement to recoupment by Park Avenue from the Fund under the Expense Limitation Agreement expired on April 9, 2021.

Park Avenue has entered into a Sub-Advisory Agreement with Allspring Global Investments, LLC (“Allspring”). Allspring is responsible for providing

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund paid distribution fees in the amount of $609,466 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $73,762,134 and $143,847,739, respectively, for the year ended December 31, 2021.

During the year ended December 31, 2021, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MID CAP RELATIVE VALUE VIP FUND

Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the year ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Mid Cap Relative Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Mid Cap Relative Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8176

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian Large Cap Disciplined Value VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Disciplined Value VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

FUND COMMENTARY OF

BOSTON PARTNERS GLOBAL INVESTORS, INC., SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) returned 29.86% net of fees, outperforming its benchmark, the Russell 1000® Value Index[1] (the “Index”), for the year ended December 31, 2021. The Fund’s outperformance relative to the Index was primarily due to stock selection in the information technology, communication services, and industrials sectors. Sector allocation also contributed positively mainly due to an underweight to the communication services and consumer staples sectors and overweight to the energy sector.

•	The Index returned 25.16% for the same period. The financials and energy sectors were two of the largest contributors to performance for the Index during the period.

Market Overview

Despite inter- and intra-party squabbling out of Washington and the recent surge in COVID-19 cases and inflation, the Standard & Poor’s 500® Index2 (the “S&P 500 Index”) returned 4.47% in December on a total return basis, the best return for the month of December since 2010. During the month, the S&P 500 Index hit four new record highs, bringing the year-to-date total of market peaks to 70, the second highest tally on record on data going back to 1950, only surpassed by the 77 record highs posted in 1995.

For the year, the Index gained 28.71%; the third straight year of double-digit gains. The returns were largely driven by stellar earnings growth, and the continuation of the most benign financial conditions in decades that helped stoke a strong rebound in economic activity. The energy sector returned 54.39%, reflecting gains in oil and gas that also exceeded 50% on supply/demand imbalance pressures. With interest rates rising by an average of 64 basis points (0.64%) along the coupon paying portion of the U.S. Treasury yield curve, the bond-surrogate utilities sector was the laggard for the year.

Portfolio Review

For the year ended December 31, 2021, stock selection was primarily responsible for outperformance, led by information technology, communication services, and industrials sectors. Sector allocation also contributed positively due to an overweight to energy and financials relative to the Index and an underweight to communication services and consumer staples. The Fund’s underweight to real estate and overweight to information technology reduced relative returns, as well as stock selection in financials and materials sectors.

Outlook

The Fund’s investment team will seek investments for the Fund that it believes have attractive valuation characteristics and solid business fundamentals, as well as improving business momentum and catalysts to help drive stock prices higher. This disciplined and repeatable process has been in place for nearly three decades, and we believe our team is well suited to navigate this chaotic environment. We believe our emphasis on bottom-up security selection and sound fundamental analysis will ultimately have a greater impact on alpha generation rather than focusing on the relentless torrent of macroeconomic and political news flow. With interest rates in the U.S. projected to remain below both the rate of inflation and nominal gross domestic product (GDP), we believe stocks should continue to be favored over bonds, and while relative valuations outside the U.S. are compelling, we think attractive valuations are generally considered to be a condition and not necessarily a catalyst. We are optimistic about the future and how the Fund’s portfolio is positioned.

[1]

The Russell 1000® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees and expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $219,108,367

Sector Allocation[1] As of December 31, 2021

Top Ten Holdings[2] As of December 31, 2021

Holding	% of Total Net Assets
Johnson & Johnson	3.29%
Berkshire Hathaway, Inc., Class B	2.94%
JPMorgan Chase & Co.	2.86%
AutoZone, Inc.	2.55%
Cisco Systems, Inc.	2.50%
ConocoPhillips	2.42%
Alphabet, Inc., Class A	2.34%
UnitedHealth Group, Inc.	2.17%
Wells Fargo & Co.	2.03%
Cigna Corp.	1.99%
Total	25.09%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Disciplined Value VIP Fund	9/1/2016	29.86%	11.49%	—	12.30%
Russell 1000® Value Index		25.16%	11.16%	—	11.76%

Results of a Hypothetical $10,000 Investment As of December 31, 2021

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Disciplined Value VIP Fund and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return	$1,000.00	$1,072.80	$5.07	0.97%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.94	0.97%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2021	Shares	Value
Common Stocks – 99.5%

Aerospace & Defense – 2.5%

General Dynamics Corp.	15,578	$3,247,546

Howmet Aerospace, Inc.	69,959	2,226,795

		5,474,341
Automobiles – 0.3%

Harley-Davidson, Inc.	16,896	636,810

		636,810
Banks – 9.6%

Bank of America Corp.	79,558	3,539,536

Citigroup, Inc.	39,405	2,379,668

Fifth Third Bancorp	40,117	1,747,095

JPMorgan Chase & Co.	39,526	6,258,942

Truist Financial Corp.	46,701	2,734,344

Wells Fargo & Co.	92,692	4,447,362

		21,106,947
Beverages – 2.3%

Coca-Cola Europacific Partners PLC	37,610	2,103,527

Keurig Dr Pepper, Inc.	78,683	2,900,256

		5,003,783
Biotechnology – 1.2%

AbbVie, Inc.	20,061	2,716,259

		2,716,259
Building Products – 0.8%

Allegion PLC	5,212	690,277

Owens Corning	11,753	1,063,647

		1,753,924
Capital Markets – 2.8%

The Charles Schwab Corp.	38,030	3,198,323

The Goldman Sachs Group, Inc.	7,462	2,854,588

		6,052,911
Chemicals – 2.6%

Axalta Coating Systems Ltd.(1)	61,891	2,049,830

DuPont de Nemours, Inc.	46,205	3,732,440

		5,782,270
Communications Equipment – 2.5%

Cisco Systems, Inc.	86,438	5,477,576

		5,477,576
Construction Materials – 0.5%

CRH PLC, ADR	20,493	1,082,030

		1,082,030
Consumer Finance – 1.4%

Capital One Financial Corp.	20,728	3,007,425

		3,007,425
Distributors – 1.0%

LKQ Corp.	34,727	2,084,662

		2,084,662
Diversified Financial Services – 2.9%

Berkshire Hathaway, Inc., Class B(1)	21,566	6,448,234

		6,448,234

December 31, 2021	Shares	Value
Electrical Equipment – 2.1%

Eaton Corp. PLC	19,598	$3,386,926

Vertiv Holdings Co.	47,421	1,184,103

		4,571,029
Energy Equipment & Services – 0.9%

Schlumberger N.V.	66,264	1,984,607

		1,984,607
Entertainment – 0.7%

Activision Blizzard, Inc.	22,113	1,471,178

		1,471,178
Food & Staples Retailing – 0.7%

US Foods Holding Corp.(1)	41,510	1,445,793

		1,445,793
Health Care Providers & Services – 9.3%

AmerisourceBergen Corp.	14,051	1,867,237

Centene Corp.(1)	40,468	3,334,563

Cigna Corp.	18,961	4,354,015

CVS Health Corp.	39,117	4,035,310

McKesson Corp.	8,452	2,100,914

UnitedHealth Group, Inc.	9,474	4,757,274

		20,449,313
Hotels, Restaurants & Leisure – 0.3%

Restaurant Brands International, Inc.	10,231	620,817

		620,817
Household Durables – 2.6%

Lennar Corp., Class A	8,738	1,015,006

Mohawk Industries, Inc.(1)	10,456	1,904,874

Sony Group Corp., ADR	21,949	2,774,354

		5,694,234
Insurance – 2.3%

American International Group, Inc.	21,564	1,226,129

Chubb Ltd.	12,446	2,405,936

Everest Re Group Ltd.	4,974	1,362,478

		4,994,543
Interactive Media & Services – 3.6%

Alphabet, Inc., Class A(1)	1,771	5,130,658

Meta Platforms, Inc., Class A(1)	8,436	2,837,448

		7,968,106
IT Services – 4.1%

Cognizant Technology Solutions Corp., Class A	20,522	1,820,712

Fidelity National Information Services, Inc.	30,425	3,320,889

FleetCor Technologies, Inc.(1)	7,282	1,630,003

Global Payments, Inc.	15,735	2,127,057

		8,898,661
Leisure Products – 0.3%

Polaris, Inc.	6,524	717,053

		717,053

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2021	Shares	Value
Life Sciences Tools & Services – 2.1%

Avantor, Inc.(1)	63,523	$2,676,859

ICON PLC(1)	5,944	1,840,857

		4,517,716
Machinery – 4.8%

Caterpillar, Inc.	8,187	1,692,580

Deere & Co.	7,938	2,721,861

Dover Corp.	7,569	1,374,530

Otis Worldwide Corp.	24,656	2,146,798

The Middleby Corp.(1)	4,729	930,478

Westinghouse Air Brake Technologies Corp.	17,236	1,587,608

		10,453,855
Media – 0.6%

Charter Communications, Inc., Class A(1)	2,049	1,335,887

		1,335,887
Metals & Mining – 0.5%

Newmont Corp.	19,153	1,187,869

		1,187,869
Multi-Utilities – 1.9%

CenterPoint Energy, Inc.	68,764	1,919,203

Dominion Energy, Inc.	28,513	2,239,981

		4,159,184
Multiline Retail – 0.5%

Kohl’s Corp.	19,839	979,848

		979,848
Oil, Gas & Consumable Fuels – 8.0%

Canadian Natural Resources Ltd.	52,437	2,215,463

Cenovus Energy, Inc.	78,585	965,024

ConocoPhillips	73,366	5,295,558

EOG Resources, Inc.	22,907	2,034,829

HollyFrontier Corp.	30,051	985,072

Marathon Petroleum Corp.	50,668	3,242,245

Pioneer Natural Resources Co.	14,811	2,693,824

		17,432,015
Pharmaceuticals – 6.5%

Bristol Myers Squibb Co.	37,401	2,331,952

Johnson & Johnson	42,150	7,210,600

Novartis AG, ADR	22,432	1,962,127

Sanofi, ADR	53,295	2,670,080

		14,174,759
Road & Rail – 1.8%

Canadian National Railway Co.	15,716	1,930,868

Union Pacific Corp.	8,242	2,076,407

		4,007,275
Semiconductors & Semiconductor Equipment – 7.8%

Applied Materials, Inc.	17,550	2,761,668

KLA Corp.	3,536	1,520,869

Lam Research Corp.	2,060	1,481,449

Micron Technology, Inc.	43,108	4,015,510
NXP Semiconductors N.V.	4,063	925,470

December 31, 2021	Shares	Value
Semiconductors & Semiconductor Equipment (continued)

Qorvo, Inc.(1)	13,655	$2,135,506

QUALCOMM, Inc.	23,639	4,322,864

		17,163,336
Software – 1.5%

NortonLifeLock, Inc.	53,442	1,388,423

SS&C Technologies Holdings, Inc.	23,647	1,938,581

		3,327,004
Specialty Retail – 3.5%

AutoZone, Inc.(1)	2,665	5,586,879

The TJX Cos., Inc.	27,389	2,079,373

		7,666,252
Technology Hardware, Storage & Peripherals – 0.4%

NetApp, Inc.	10,409	957,524

		957,524
Textiles, Apparel & Luxury Goods – 0.5%

Tapestry, Inc.	27,381	1,111,669

		1,111,669
Trading Companies & Distributors – 1.1%

United Rentals, Inc.(1)	6,995	2,324,369

		2,324,369
Wireless Telecommunication Services – 0.7%

T-Mobile US, Inc.(1)	13,959	1,618,965

		1,618,965

Total Common Stocks (Cost $156,353,471)		217,860,033

	Principal Amount	Value
Short–Term Investment – 0.5%

Repurchase Agreements – 0.5%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $1,156,247, due 1/3/2022(2)	$1,156,247	1,156,247

Total Repurchase Agreements (Cost $1,156,247)		1,156,247

Total Investments – 100.0% (Cost $157,509,718)		219,016,280

Assets in excess of other liabilities – 0.0%		92,087

Total Net Assets – 100.0%		$219,108,367

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$1,184,200	$1,179,390

Legend:

ADR — American Depositary Receipt

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$217,860,033	$—	$—	$217,860,033
Repurchase Agreements	—	1,156,247	—	1,156,247
Total	$217,860,033	$1,156,247	$—	$219,016,280

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$219,016,280

Cash	25,329

Receivable for investments sold	229,717

Dividends/interest receivable	101,295

Foreign tax reclaims receivable	36,668

Prepaid expenses	7,028

Total Assets	219,416,317

Liabilities

Investment advisory fees payable	115,926

Payable for fund shares redeemed	71,361

Distribution fees payable	45,650

Accrued custodian and accounting fees	19,407

Accrued legal fees	18,825

Accrued audit fees	17,625

Accrued trustees’ and officers’ fees	746

Accrued expenses and other liabilities	18,410

Total Liabilities	307,950

Total Net Assets	$219,108,367

Net Assets Consist of:

Paid-in capital	$122,125,370

Distributable earnings	96,982,997

Total Net Assets	$219,108,367

Investments, at Cost	$157,509,718

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	11,796,524

Net Asset Value Per Share	$18.57

Statement of Operations For the Year Ended December 31, 2021
Investment Income

Dividends	$3,810,472

Withholding taxes on foreign dividends	(39,064)

Total Investment Income	3,771,408

Expenses

Investment advisory fees	1,396,931

Distribution fees	561,221

Professional fees	66,727

Trustees’ and officers’ fees	62,138

Custodian and accounting fees	43,608

Administrative fees	25,657

Transfer agent fees	12,892

Shareholder reports	1,873

Other expenses	16,251

Total Expenses	2,187,298

Less: Fees waived	(9,759)

Total Expenses, Net	2,177,539

Net Investment Income/(Loss)	1,593,869

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	36,678,852

Net realized gain/(loss) from foreign currency transactions	(198)

Net change in unrealized appreciation/(depreciation) on investments	22,156,649

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(10)

Net Gain on Investments and Foreign Currency Transactions	58,835,293

Net Increase in Net Assets Resulting From Operations	$60,429,162

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/21	For the Year Ended 12/31/20

Operations

Net investment income/(loss)	$1,593,869	$2,981,896

Net realized gain/(loss) from investments and foreign currency transactions	36,678,654	(12,211,384)

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	22,156,639	15,262,660

Net Increase in Net Assets Resulting from Operations	60,429,162	6,033,172

Capital Share Transactions

Proceeds from sales of shares	7,814,852	23,627,784

Cost of shares redeemed	(72,545,712)	(19,500,365)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(64,730,860)	4,127,419

Net Increase/(Decrease) in Net Assets	(4,301,698)	10,160,591

Net Assets

Beginning of year	223,410,065	213,249,474

End of year	$219,108,367	$223,410,065

Other Information:

Shares

Sold	447,511	2,101,370

Redeemed	(4,274,978)	(1,564,027)

Net Increase/(Decrease)	(3,827,467)	537,343

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/21	$14.30	$0.12		$4.15	$4.27	$18.57	29.86%

Year Ended 12/31/20	14.13	0.19	(4)	(0.02)	0.17	14.30	1.20%

Year Ended 12/31/19	11.45	0.16		2.52	2.68	14.13	23.41%

Year Ended 12/31/18	12.85	0.15		(1.55)	(1.40)	11.45	(10.89)%

Year Ended 12/31/17	10.78	0.10		1.97	2.07	12.85	19.20%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income/(Loss) to Average Net Assets		Portfolio Turnover Rate

$219,108	0.97%	0.97%	0.71%		0.71%		45%

223,410	0.97%	1.02%	1.53%	(4)	1.48%	(4)	73%

213,249	0.97%	1.03%	1.22%		1.16%		66%

185,363	0.97%	1.08%	1.16%		1.05%		56%

15,905	0.98%	1.91%	0.89%		(0.04)%		71%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)

Reflects a special dividend paid out during the year by one of the Fund’s holdings. Had the Fund not received the special dividend, the Net Investment Income per share would have been $0.14, the Net Ratio of Net Investment Income to Average Net Assets would have been 1.15%, and the Gross Ratio of Net Investment Income/(Loss) to Average Net Assets would have been 1.10%.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Large Cap Disciplined Value VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2021, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% up to $100 million, 0.60% up to $300 million, 0.55% up to $500 million, and 0.53% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.97% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. For the year ended December 31, 2021, Park Avenue waived fees and/or paid Fund expenses in the amount of $9,759.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The entitlement to recoupment by Park Avenue from the Fund under the Expense Limitation Agreement expired on April 9, 2021.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

Park Avenue has entered into a Sub-Advisory Agreement with Boston Partners Global Investors, Inc. (“Boston Partners”). Boston Partners is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund paid distribution fees in the amount of $561,221 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments)

amounted to $98,045,181 and $158,225,470, respectively, for the year ended December 31, 2021. During the year ended December 31, 2021, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED VALUE VIP FUND

of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the year ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Disciplined Value VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Disciplined Value VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016-2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8174

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian Large Cap Disciplined Growth VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Large Cap Disciplined Growth VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

FUND COMMENTARY OF

WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER (UNAUDITED)

Highlights

•	The Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) returned 20.39% for the year ended December 31, 2021, underperforming its benchmark, the Russell 1000® Growth Index[1] (the “Index”). The Fund’s underperformance relative to the Index was primarily due to security selection in the information technology, consumer discretionary, and health care sectors.

•	The Index returned 27.60% for the year ended December 31, 2021. Within the Index, the energy, real estate, and information technology sectors contributed to performance, and the utilities, industrials, and consumer discretionary sectors detracted from performance during the period.

Market Overview

U.S. equities, as measured by the Standard & Poor’s 500® Index2 posted positive results for the year ended December 31, 2021. In the first quarter of 2021, U.S. equities rallied, bolstered by an accelerating COVID-19 vaccine rollout, substantial governmental fiscal and monetary policy, and upbeat forecasts for economic growth and earnings. Expectations for a strong rebound in the US economy sparked inflationary fears, contributing to a pro-cyclical rotation.

The second quarter of 2021 saw U.S. equities rally for the fifth consecutive quarter amid a backdrop of improving COVID-19 vaccination rates, accelerating economic growth, and a broader reopening of the economy. Inflation rose sharply during the quarter, as robust demand for goods and services, along with significant global supply-chain disruptions, drove consumer and producer prices sharply higher.

In the third quarter of 2021, U.S. equities rose against a backdrop of accommodative monetary policy, robust corporate earnings, and strong demand for goods and services. Growth stocks outperformed their value counterparts for the quarter; however, surging Treasury yields sparked a sharp sell-off in shares of large technology companies at the end of September, triggering a powerful rotation into value stocks.

During the fourth quarter of 2021, U.S. equities advanced amid the continued global rollout of COVID-19 vaccines, favorable outlook for global economic growth, and strong corporate earnings. Inflation surged amidst severe supply and labor shortages, rising energy prices, and heightened demand for goods and services. Fears that inflation could persist longer than expected prompted the U.S. Federal Reserve (the “Fed”) to announce an accelerated tapering of asset purchases. The Fed also projected several interest rate hikes in 2022, up from its September forecast of one hike. President Joe Biden signed into law a $1 trillion infrastructure bill; however, the fate of a $1.75 trillion spending and climate change plan is uncertain. The rapid spread of the Omicron COVID-19 variant prompted a flurry of new restrictions and event cancellations to end the calendar year.

Portfolio Review

Stock selection was the primary driver of underperformance relative to the Index during the period. Weak selection in information technology, consumer discretionary, and health care services sectors was partially offset by stronger stock selection in the industrials, materials, and communication services sectors. Sector allocation, a residual of the Fund’s bottom-up stock selection process, modestly detracted from relative performance. Underweight allocations to the consumer staples and real estate sectors detracted, partially offset by the Fund’s underweight allocation to the information technology sector and an overweight allocation to the communication services sector.

[1]

The Russell 1000® Growth Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Russell 1000® Index (which consists of the 1.000 largest U.S. companies based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Outlook

At the conclusion of 2021, negotiations on the large spending bill resumed and the debt ceiling was raised. Our expectation remains that the total package, which includes the bipartisan bill signed into law, should support growth in 2022.

Consistent with the last several months, we believe the more critical question surrounds expectations for inflation as companies struggle to offset costs with pricing and are seeing margin compression. The Fed has subtly changed its view on tightening monetary conditions over the last few months, and we continue to monitor this very closely. Labor force participation rates should continue to increase as stimulus effects wane, limiting the risk of runaway inflation. Additionally, so far, we are encouraged by the lower mortality rate in the face of the Omicron variant. As confidence returns, we expect inflation to be sustained into 2022.

Outside of that, not much has changed from an outlook perspective. Geopolitical risks remain, the partisan divide within the U.S. is extreme, and the recovery in markets affected by COVID-19 remains uneven due to the uptake of vaccines and travel restrictions. Still, we are encouraged that demand remains strong and supply chain disruptions are slowly getting resolved. As we start the new year, we view any potential increase in volatility as an opportunity to leverage our investment approach for the Fund, which is driven by stock selection.

We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection. As always, we continue to focus on the long term.

2

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $622,762,643

Sector Allocation[1] As of December 31, 2021

Top Ten Holdings[2] As of December 31, 2021

Holding	% of Total Net Assets
Apple, Inc.	9.47%
Microsoft Corp.	9.14%
Amazon.com, Inc.	6.07%
Alphabet, Inc., Class A	4.91%
Meta Platforms, Inc., Class A	4.06%
Adobe, Inc.	2.13%
Netflix, Inc.	2.11%
Tesla, Inc.	2.11%
Mastercard, Inc., Class A	2.07%
Eli Lilly and Co.	1.93%
Total	44.00%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Large Cap Disciplined Growth VIP Fund	9/1/2016	20.39%	23.84%	—	21.85%
Russell 1000® Growth Index		27.60%	25.32%	—	23.86%

Results of a Hypothetical $10,000 Investment As of December 31, 2021

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Large Cap Disciplined Growth VIP Fund and the Russell 1000® Growth Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return	$1,000.00	$1,080.60	$4.56	0.87%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.82	$4.43	0.87%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2021	Shares	Value
Common Stocks – 99.7%
Aerospace & Defense – 0.8%

Raytheon Technologies Corp.	61,264	$5,272,380

		5,272,380
Air Freight & Logistics – 0.9%

FedEx Corp.	22,678	5,865,438

		5,865,438
Automobiles – 2.1%

Tesla, Inc.(1)	12,417	13,122,037

		13,122,037
Beverages – 2.1%

Constellation Brands, Inc., Class A	24,088	6,045,366

Monster Beverage Corp.(1)	70,032	6,725,873

		12,771,239
Biotechnology – 2.6%

Exact Sciences Corp.(1)	22,290	1,734,831

Regeneron Pharmaceuticals, Inc.(1)	8,907	5,624,949

Seagen, Inc.(1)	22,467	3,473,398

Vertex Pharmaceuticals, Inc.(1)	23,289	5,114,264

		15,947,442
Building Products – 1.5%

Builders FirstSource, Inc.(1)	39,764	3,408,172

Fortune Brands Home & Security, Inc.	53,505	5,719,685

		9,127,857
Capital Markets – 0.9%

S&P Global, Inc.	11,533	5,442,769

		5,442,769
Chemicals – 1.1%

PPG Industries, Inc.	40,735	7,024,343

		7,024,343
Consumer Finance – 1.5%

American Express Co.	56,682	9,273,175

		9,273,175
Electronic Equipment, Instruments & Components – 0.6%

Cognex Corp.	47,546	3,697,177

		3,697,177
Entertainment – 3.9%

Netflix, Inc.(1)	21,846	13,160,904

Roku, Inc.(1)	21,065	4,807,033

The Walt Disney Co.(1)	38,986	6,038,542

		24,006,479
Equity Real Estate Investment – 1.0%

American Tower Corp. REIT	20,562	6,014,385

		6,014,385
Health Care Equipment & Supplies – 2.6%

Align Technology, Inc.(1)	8,949	5,881,104

Edwards Lifesciences Corp.(1)	46,935	6,080,429

Teleflex, Inc.	13,372	4,392,435

		16,353,968
Health Care Providers & Services – 1.8%

UnitedHealth Group, Inc.	22,844	11,470,886

		11,470,886

December 31, 2021	Shares	Value
Hotels, Restaurants & Leisure – 4.2%

Airbnb, Inc., Class A(1)	37,042	$6,167,123

Booking Holdings, Inc.(1)	3,417	8,198,169

Chipotle Mexican Grill, Inc.(1)	4,449	7,777,964

Penn National Gaming, Inc.(1)	76,618	3,972,643

		26,115,899
Interactive Media & Services – 9.0%

Alphabet, Inc., Class A(1)	10,551	30,566,669

Meta Platforms, Inc., Class A(1)	75,205	25,295,202

		55,861,871
Internet & Direct Marketing Retail – 6.1%

Amazon.com, Inc.(1)	11,337	37,801,413

		37,801,413
IT Services – 5.3%

Block, Inc., Class A(1)	22,190	3,583,907

EPAM Systems, Inc.(1)	10,009	6,690,516

FleetCor Technologies, Inc.(1)	26,258	5,877,591

Global Payments, Inc.	31,269	4,226,943

Mastercard, Inc., Class A	35,935	12,912,164

		33,291,121
Life Sciences Tools & Services – 1.5%

Thermo Fisher Scientific, Inc.	13,570	9,054,447

		9,054,447
Machinery – 1.9%

Deere & Co.	21,589	7,402,652

Nordson Corp.	18,419	4,701,818

		12,104,470
Pharmaceuticals – 1.9%

Eli Lilly and Co.	43,488	12,012,255

		12,012,255
Professional Services – 1.4%

Equifax, Inc.	20,572	6,023,276

Leidos Holdings, Inc.	32,649	2,902,496

		8,925,772
Semiconductors & Semiconductor Equipment – 10.0%

Advanced Micro Devices, Inc.(1)	68,620	9,874,418

Entegris, Inc.	42,650	5,910,437

KLA Corp.	18,698	8,042,197

Marvell Technology, Inc.	80,815	7,070,504

Micron Technology, Inc.	46,702	4,350,291

NVIDIA Corp.	35,177	10,345,908

Skyworks Solutions, Inc.	24,731	3,836,767

Teradyne, Inc.	32,617	5,333,858

Texas Instruments, Inc.	39,881	7,516,372

		62,280,752
Software – 19.6%

Adobe, Inc.(1)	23,384	13,260,131

Avalara, Inc.(1)	31,961	4,126,485

Five9, Inc.(1)	34,646	4,757,589

Microsoft Corp.	169,255	56,923,842

Palo Alto Networks, Inc.(1)	10,754	5,987,397

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2021	Shares	Value
Software (continued)

Paycom Software, Inc.(1)	10,813	$4,489,449

Qualtrics International, Inc., Class A(1)	81,131	2,872,037

RingCentral, Inc., Class A(1)	16,477	3,086,966

salesforce.com, Inc.(1)	40,761	10,358,593

ServiceNow, Inc.(1)	12,729	8,262,521

Workday, Inc., Class A(1)	29,864	8,158,247

		122,283,257
Specialty Retail – 1.6%

The TJX Cos., Inc.	130,792	9,929,729

		9,929,729
Technology Hardware, Storage & Peripherals – 10.5%

Apple, Inc.	332,109	58,972,595

NetApp, Inc.	67,086	6,171,241

		65,143,836
Textiles, Apparel & Luxury Goods – 3.3%

Lululemon Athletica, Inc.(1)	17,952	7,027,310

NIKE, Inc., Class B	58,821	9,803,696

VF Corp.	53,661	3,929,059

		20,760,065

Total Common Stocks (Cost $388,316,041)		620,954,462

December 31, 2021	Principal Amount	Value
Short–Term Investment – 0.4%

Repurchase Agreements – 0.4%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $2,530,094, due 1/3/2022(2)	$2,530,094	$2,530,094

Total Repurchase Agreements (Cost $2,530,094)		2,530,094

Total Investments – 100.1% (Cost $390,846,135)		623,484,556

Liabilities in excess of other assets – (0.1)%		(721,913)

Total Net Assets – 100.0%		$622,762,643

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$2,591,300	$2,580,774

Legend:

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$620,954,462	$—	$—	$620,954,462
Repurchase Agreements	—	2,530,094	—	2,530,094
Total	$620,954,462	$2,530,094	$—	$623,484,556

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$623,484,556

Dividends/interest receivable	69,103

Prepaid expenses	23,432

Total Assets	623,577,091

Liabilities

Payable for fund shares redeemed	296,210

Investment advisory fees payable	294,184

Distribution fees payable	131,702

Accrued audit fees	17,625

Accrued custodian and accounting fees	14,311

Accrued trustees’ and officers’ fees	2,135

Accrued expenses and other liabilities	58,281

Total Liabilities	814,448

Total Net Assets	$622,762,643

Net Assets Consist of:

Paid-in capital	$208,788,307

Distributable earnings	413,974,336

Total Net Assets	$622,762,643

Investments, at Cost	$390,846,135

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	21,705,649

Net Asset Value Per Share	$28.69

Statement of Operations For the Year Ended December 31, 2021
Investment Income

Dividends	$3,382,851

Total Investment Income	3,382,851

Expenses

Investment advisory fees	3,493,099

Distribution fees	1,596,550

Trustees’ and officers’ fees	171,189

Professional fees	114,684

Administrative fees	103,338

Custodian and accounting fees	44,084

Transfer agent fees	14,690

Shareholder reports	445

Other expenses	43,988

Total Expenses	5,582,067

Less: Fees waived	(26,074)

Total Expenses, Net	5,555,993

Net Investment Income/(Loss)	(2,173,142)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	88,747,072

Net change in unrealized appreciation/(depreciation) on investments	33,706,515

Net Gain on Investments	122,453,587

Net Increase in Net Assets Resulting From Operations	$120,280,445

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/21	For the Year Ended 12/31/20

Operations

Net investment income/(loss)	$(2,173,142)	$(692,594)

Net realized gain/(loss) from investments	88,747,072	69,782,090

Net change in unrealized appreciation/(depreciation) on investments	33,706,515	116,655,201

Net Increase in Net Assets Resulting from Operations	120,280,445	185,744,697

Capital Share Transactions

Proceeds from sales of shares	33,236,212	989,920

Cost of shares redeemed	(152,156,096)	(191,087,286)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(118,919,884)	(190,097,366)

Net Increase/(Decrease) in Net Assets	1,360,561	(4,352,669)

Net Assets

Beginning of year	621,402,082	625,754,751

End of year	$622,762,643	$621,402,082

Other Information:

Shares

Sold	1,289,760	53,781

Redeemed	(5,655,289)	(9,802,833)

Net Decrease	(4,365,529)	(9,749,052)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)(1)		Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/21	$23.83	$(0.09)		$4.95	$4.86	$28.69	20.39%

Year Ended 12/31/20	17.47	(0.02)		6.38	6.36	23.83	36.41%

Year Ended 12/31/19	12.52	(0.00	)(4)	4.95	4.95	17.47	39.54%

Year Ended 12/31/18	12.67	(0.01)		(0.14)	(0.15)	12.52	(1.18)%

Year Ended 12/31/17	9.85	0.03		2.79	2.82	12.67	28.63%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income/(Loss) to Average Net Assets(3)	Gross Ratio of Net Investment Loss to Average Net Assets	Portfolio Turnover Rate

$622,763	0.87%	0.87%	(0.34)%	(0.34)%	28%

621,402	0.87%	0.89%	(0.12)%	(0.14)%	24%

625,755	0.87%	0.96%	(0.01)%	(0.10)%	116%

181,144	0.87%	1.04%	(0.05)%	(0.22)%	47%

8,521	1.00%	2.08%	0.27%	(0.81)%	77%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income/(Loss) to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

(4)	Rounds to $(0.00) per share.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Large Cap Disciplined Growth VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to maximize long-term growth.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2021, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.62% up to $100 million, 0.57% up to $300 million, 0.52% up to $500 million, and 0.50% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.87% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. For the year ended December 31, 2021, Park Avenue waived fees and/or paid Fund expenses in the amount of $26,074.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The entitlement to recoupment by Park Avenue from the Fund under the Expense Limitation Agreement expired on April 9, 2021.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund paid distribution fees in the amount of $1,596,550 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments)

amounted to $176,176,704 and $298,614,377, respectively, for the year ended December 31, 2021. During the year ended December 31, 2021, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN LARGE CAP DISCIPLINED GROWTH VIP FUND

of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the year ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Large Cap Disciplined Growth VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Large Cap Disciplined Growth VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8173

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian Diversified Research VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Diversified Research VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

FUND COMMENTARY OF

PUTNAM INVESTMENT MANAGEMENT, LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Diversified Research VIP Fund (the “Fund”) returned 24.04%, underperforming its benchmark, the Standard & Poor’s 500® Index[1] (the “Index”), for the year ended December 31, 2021. The Fund’s underperformance relative to the Index was due to security selection, primarily in the information technology and consumer discretionary sectors. Sector allocation also detracted from the Fund’s relative performance during the period. The Fund’s underweight allocations to the information technology and real estate sectors detracted most from relative results.

•	The Index returned 28.71% for the same period. The top performing sector during the year was energy. Other sectors with meaningful contributions were real estate, financials and information technology.

Market Overview

Despite concerns about rising COVID-19 cases and an uptick in inflation expectations, U.S. equities posted positive returns to start 2021. For much of the first quarter, markets focused on vaccine distribution, the federal relief bill, and fears about inflation. Difficulties with COVID-19 vaccine supply, the slow pace of the rollout, and concerns about new variants weighed on stocks periodically. The enactment of the $1.9 trillion American Rescue Plan lifted investor sentiment about economic recovery and briefly buoyed stocks. The increased pace of vaccine manufacturing and distribution also lifted stocks. At the same time, investors began to focus on the possibility of an uptick in inflation with new stimulus approved and local economies reopening.

Optimism about the labor market and proposals for more fiscal stimulus marked the beginning of the second quarter of 2021. President Biden introduced a $2 trillion infrastructure plan with a corporate tax hike. It was followed by a plan to increase spending on healthcare and family support programs. Investor sentiment rose and equities continued to rally. Economic data was mixed and markets were further rattled by comments from the U.S. Federal Reserve (the “Fed”) policymakers about timing for the tapering of quantitative easing. Markets returned to calm after Fed Chair Jerome Powell noted the Fed would not raise rates pre-emptively on inflation fears and would wait for evidence of actual inflation or other imbalances. The Fed also maintained that rising inflation was transitory. Technology stocks rallied as inflation fears eased. Optimism about the recovery, proposals for additional fiscal stimulus to states and strong corporate earnings also helped lift stocks.

The third quarter of 2021 was marked by muted returns and even losses for some indices, as economic concerns weighed on investor sentiment in the final weeks of the period. Stocks gained early in the quarter despite concerns about the COVID-19 Delta variant and rising inflation. Late in the quarter, increased concerns about the spreading Delta variant, rising inflation, and slowing global growth sparked several weeks of market volatility. Investors closely watched inflation data and monitored the Fed policymakers about potential timing for tapering economic stimulus.

U.S. equities posted solid gains to close out 2021 despite several months of market volatility driven by rising inflation, a new surge of COVID-19 cases, and uncertainty with respect to government policy. Most major indexes reached record highs at the start of the fourth quarter. Stocks were buoyed by strong earnings reports and optimism that Congress would pass a multitrillion-dollar social spending bill, the Build Back Better Act. The market experienced volatility in the last few months as investors contemplated supply-chain disruptions, rising oil prices and inflation, and the discovery of a new Covid variant, Omicron. Stocks also fell after the Build Back Better proposal was poised to fail in the Senate and did not advance by year-end. Still, U.S. equities rallied to record highs throughout the quarter.

Portfolio Review

The Fund’s underperformance relative to the Index was primarily due to negative security selection. Sector allocation decisions also detracted, albeit modestly, from the Fund’s relative performance. Despite positive contribution from stock selection in the industrials, utilities and communication services sectors, weakness from stock selection in the information technology and consumer discretionary sectors drove aggregate underperformance. Security selection within financials,

[1]

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

real estate, and consumer staples also detracted from relative performance. The Fund benefited from a small underweight to the communication services sector but underweight positions to real estate and information technology, which were among the strongest sectors in the benchmark for the period, detracted from the Fund’s relative performance.

Outlook

Despite challenges such as the Omicron variant, continued supply-chain disruptions and rising inflation, we believe a foundation for strong equity performance remains intact. Going forward, we see inflation retreating to 2%–4%. This is a bit higher than it has been for most of the past two decades, but in our view comfortably below the current spike. We believe that this should be well received by equity markets.

We believe the impact of the Omicron variant could temper the economic rebound we’ve experienced globally, and should help mitigate the pressure of upward prices. Supply-chain bottlenecks and other logistic challenges should also start to ease. Many commodity prices will likely retreat, as we’ve already seen with chemicals. Moreover, the labor supply crunch might see some relief as businesses adjust to a wave of the Omicron variant.

Nevertheless, COVID-19 could continue to be a headwind throughout 2022. However, since the onset of the pandemic, many companies, particularly in the technology sector, have not been hurt by pandemic-related trends. We believe some may have benefited from them due to continuous productivity-enhancing products and services.

Despite the challenges of inflation fears and COVID-19, in our view businesses are operating more efficiently, revenue growth is resilient, and margins are expanding. The leading companies in which we seek to invest for the Fund have been asset-light, high-margin businesses with fewer cyclical end markets. For these reasons, we believe earnings have the potential to be a significant driving force for equity returns in 2022.

2

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $192,041,804

Sector Allocation[1] As of December 31, 2021

Top Ten Holdings[2] As of December 31, 2021

Holding	% of Total Net Assets
Microsoft Corp.	6.72%
Alphabet, Inc., Class A	5.16%
Amazon.com, Inc.	5.07%
Apple, Inc.	3.88%
NVIDIA Corp.	2.56%
The Home Depot, Inc.	2.20%
Mastercard, Inc., Class A	2.15%
Meta Platforms, Inc., Class A	1.82%
The Procter & Gamble Co.	1.82%
Tesla, Inc.	1.82%
Total	33.20%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Diversified Research VIP Fund	9/1/2016	24.04%	17.91%	—	17.49%
Standard & Poor’s 500® Index		28.71%	18.47%	—	18.07%

Results of a Hypothetical $10,000 Investment As of December 31, 2021

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Diversified Research VIP Fund and the Standard & Poor’s 500® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return	$ 1,000.00	$ 1,088.40	$ 4.95	0.94%
Based on Hypothetical Return (5% Return Before Expenses)	$ 1,000.00	$ 1,020.47	$ 4.79	0.94%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2021	Shares	Value
Common Stocks – 98.2%
Aerospace & Defense – 2.1%

CAE, Inc. (Canada)(1)	9,515	$240,028

General Dynamics Corp.	1,483	309,161

Northrop Grumman Corp.	4,277	1,655,498

Raytheon Technologies Corp.	17,415	1,498,735

The Boeing Co.(1)	1,396	281,043

		3,984,465
Airlines – 0.2%

Southwest Airlines Co.(1)	8,694	372,451

		372,451
Automobiles – 2.0%

General Motors Co.(1)	7,029	412,110

Tesla, Inc.(1)	3,306	3,493,715

		3,905,825
Banks – 2.9%

Bank of America Corp.	41,753	1,857,591

Citigroup, Inc.	54,894	3,315,048

Silvergate Capital Corp., Class A(1)	2,294	339,971

		5,512,610
Beverages – 2.2%

Constellation Brands, Inc., Class A	765	191,992

PepsiCo, Inc.	15,470	2,687,294

The Coca-Cola Co.	22,183	1,313,455

		4,192,741
Biotechnology – 2.5%

AbbVie, Inc.	16,962	2,296,655

Amgen, Inc.	1,961	441,166

Biogen, Inc.(1)	630	151,149

Ginkgo Bioworks Holdings, Inc.(1)	11,873	98,665

Moderna, Inc.(1)	1,347	342,111

Regeneron Pharmaceuticals, Inc.(1)	2,198	1,388,081

		4,717,827
Building Products – 1.1%

Fortune Brands Home & Security, Inc.	1,338	143,032

Johnson Controls International PLC	23,599	1,918,835

		2,061,867
Capital Markets – 4.0%

Apollo Global Management, Inc.	19,841	1,437,084

GoGreen Investments Corp.(1)	22,514	235,609

KKR & Co., Inc.	24,785	1,846,482

Morgan Stanley	8,291	813,845

Quilter PLC (United Kingdom)(2)	371,921	745,913

The Goldman Sachs Group, Inc.	6,959	2,662,165

		7,741,098
Chemicals – 1.9%

Albemarle Corp.	544	127,171

Corteva, Inc.	17,144	810,568

Diversey Holdings Ltd.(1)	9,832	130,864

Dow, Inc.	3,498	198,407

Eastman Chemical Co.	1,872	226,343

December 31, 2021	Shares	Value
Chemicals (continued)

Ecolab, Inc.	1,291	$302,856

Linde PLC	1,878	650,595

PPG Industries, Inc.	1,845	318,152

The Sherwin-Williams Co.	2,649	932,872

		3,697,828
Containers & Packaging – 0.6%

Avery Dennison Corp.	3,733	808,456

Ball Corp.	3,161	304,309

		1,112,765
Electric Utilities – 2.8%

Exelon Corp.	24,948	1,440,996

NextEra Energy, Inc.	14,434	1,347,558

NRG Energy, Inc.	59,457	2,561,408

		5,349,962
Electrical Equipment – 1.0%

Eaton Corp. PLC	6,515	1,125,922

Emerson Electric Co.	8,847	822,506

		1,948,428
Electronic Equipment, Instruments & Components – 0.4%

Vontier Corp.	24,037	738,657

		738,657
Entertainment – 0.6%

Sea Ltd., ADR(1)	1,643	367,556

The Walt Disney Co.(1)	4,650	720,238

		1,087,794
Equity Real Estate Investment – 1.1%

Gaming and Leisure Properties, Inc. REIT	34,697	1,688,356

Vornado Realty Trust REIT	11,799	493,906

		2,182,262
Food & Staples Retailing – 1.5%

BJ’s Wholesale Club Holdings, Inc.(1)	2,258	151,218

Costco Wholesale Corp.	1,638	929,893

Walmart, Inc.	12,241	1,771,150

		2,852,261
Food Products – 0.3%

McCormick & Co., Inc.	5,000	483,050

		483,050
Health Care Equipment & Supplies – 3.0%

Abbott Laboratories	10,554	1,485,370

Baxter International, Inc.	7,836	672,642

Boston Scientific Corp.(1)	23,403	994,160

Dexcom, Inc.(1)	718	385,530

Edwards Lifesciences Corp.(1)	3,998	517,941

Intuitive Surgical, Inc.(1)	2,051	736,924

Medtronic PLC	3,421	353,903

The Cooper Cos., Inc.	796	333,476

Zimmer Biomet Holdings, Inc.	2,848	361,810

		5,841,756
Health Care Providers & Services – 2.7%

Anthem, Inc.	1,710	792,653

Cigna Corp.	3,286	754,564

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2021	Shares	Value
Health Care Providers & Services (continued)

CVS Health Corp.	5,986	$617,516

McKesson Corp.	1,571	390,504

UnitedHealth Group, Inc.	5,346	2,684,440

		5,239,677
Hotels, Restaurants & Leisure – 1.9%

Aramark	9,713	357,924

Booking Holdings, Inc.(1)	438	1,050,863

Chipotle Mexican Grill, Inc.(1)	444	776,223

Hilton Worldwide Holdings, Inc.(1)	6,342	989,288

Penn National Gaming, Inc.(1)	7,401	383,742

		3,558,040
Household Durables – 0.7%

PulteGroup, Inc.	23,292	1,331,371

		1,331,371
Household Products – 1.8%

The Procter & Gamble Co.	21,387	3,498,486

		3,498,486
Industrial Conglomerates – 0.9%

General Electric Co.	4,861	459,219

Honeywell International, Inc.	6,158	1,284,004

		1,743,223
Insurance – 3.5%

AIA Group Ltd. (Hong Kong)	44,400	447,615

American International Group, Inc.	30,459	1,731,899

Assured Guaranty Ltd.	39,696	1,992,739

AXA S.A. (France)	40,918	1,219,441

Prudential PLC (United Kingdom)	73,669	1,270,353

		6,662,047
Interactive Media & Services – 7.0%

Alphabet, Inc., Class A(1)	3,421	9,910,774

Meta Platforms, Inc., Class A(1)	10,413	3,502,412

		13,413,186
Internet & Direct Marketing Retail – 5.1%

Amazon.com, Inc.(1)	2,922	9,742,942

		9,742,942
IT Services – 5.6%

Fidelity National Information Services, Inc.	27,433	2,994,312

Mastercard, Inc., Class A	11,486	4,127,149

PayPal Holdings, Inc.(1)	9,919	1,870,525

Visa, Inc., Class A	8,463	1,834,017

		10,826,003
Life Sciences Tools & Services – 2.1%

Bio-Rad Laboratories, Inc., Class A(1)	966	729,881

Danaher Corp.	4,804	1,580,564

Thermo Fisher Scientific, Inc.	2,705	1,804,884

		4,115,329
Machinery – 1.4%

Deere & Co.	2,000	685,780

Ingersoll Rand, Inc.	9,321	576,690

Otis Worldwide Corp.	17,350	1,510,665

		2,773,135

December 31, 2021	Shares	Value
Metals & Mining – 0.4%

Alamos Gold, Inc., Class A	49,075	$377,387

Anglo American PLC (United Kingdom)	6,722	275,151

Newmont Corp.	1,910	118,458

		770,996
Multi-Utilities – 0.3%

Ameren Corp.	6,466	575,539

		575,539
Multiline Retail – 0.7%

Target Corp.	6,062	1,402,989

		1,402,989
Oil, Gas & Consumable Fuels – 2.9%

Capricorn Energy PLC (United Kingdom)	57,594	146,371

Cenovus Energy, Inc. (Canada)	138,252	1,695,157

ConocoPhillips	6,004	433,369

Exxon Mobil Corp.	37,249	2,279,266

Royal Dutch Shell PLC, Class A (United Kingdom)	28,465	624,577

TotalEnergies SE (France)	9,230	468,798

		5,647,538
Personal Products – 0.4%

Olaplex Holdings, Inc.(1)	23,756	692,012

		692,012
Pharmaceuticals – 2.6%

Bristol Myers Squibb Co.	5,869	365,932

Eli Lilly and Co.	3,451	953,235

Johnson & Johnson	8,425	1,441,265

Merck & Co., Inc.	9,381	718,960

Pfizer, Inc.	24,457	1,444,186

		4,923,578
Road & Rail – 1.9%

CSX Corp.	16,238	610,549

Union Pacific Corp.	12,032	3,031,222

		3,641,771
Semiconductors & Semiconductor Equipment – 4.5%

Advanced Micro Devices, Inc.(1)	19,429	2,795,833

NVIDIA Corp.	16,696	4,910,461

QUALCOMM, Inc.	4,761	870,644

		8,576,938
Software – 13.1%

Adobe, Inc.(1)	4,488	2,544,965

Intuit, Inc.	5,333	3,430,292

Microsoft Corp.	38,352	12,898,545

Oracle Corp.	25,396	2,214,785

salesforce.com, Inc.(1)	9,550	2,426,942

Unity Software, Inc.(1)	11,961	1,710,303

		25,225,832
Specialty Retail – 3.4%

Bath & Body Works, Inc.	3,740	261,015

Burlington Stores, Inc.(1)	950	276,935

CarMax, Inc.(1)	4,715	614,034

O’Reilly Automotive, Inc.(1)	971	685,749

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2021	Shares	Value
Specialty Retail (continued)

The Home Depot, Inc.	10,204	$4,234,762

The TJX Cos., Inc.	4,096	310,968

Warby Parker, Inc., Class A(1)	4,637	215,899

		6,599,362
Technology Hardware, Storage & Peripherals – 3.9%

Apple, Inc.	41,919	7,443,557

		7,443,557
Textiles, Apparel & Luxury Goods – 0.6%

Levi Strauss & Co., Class A	10,380	259,811

Lululemon Athletica, Inc.(1)	597	233,696

NIKE, Inc., Class B	4,341	723,515

		1,217,022
Tobacco – 0.2%

Altria Group, Inc.	9,614	455,607

		455,607
Trading Companies & Distributors – 0.3%

United Rentals, Inc.(1)	1,923	638,994

		638,994
Wireless Telecommunication Services – 0.1%

T-Mobile US, Inc.(1)	1,491	172,926

		172,926

Total Common Stocks (Cost $125,409,269)		188,671,747

December 31, 2021	Principal Amount	Value
Short–Term Investment – 1.9%

Repurchase Agreements – 1.9%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $3,584,005, due 1/3/2022(3)	$3,584,005	$3,584,005

Total Repurchase Agreements (Cost $3,584,005)		3,584,005

Total Investments – 100.1% (Cost $128,993,274)		192,255,752

Liabilities in excess of other assets – (0.1)%		(213,948)

Total Net Assets – 100.0%		$192,041,804

(1)	Non–income–producing security.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2021, the aggregate market value of these securities amounted to $745,913, representing 0.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$3,670,600	$3,655,690

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$183,473,528	$5,198,219	*	$—	$188,671,747
Repurchase Agreements	—	3,584,005		—	3,584,005
Total	$183,473,528	$8,782,224		$—	$192,255,752

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$192,255,752

Cash	8,768

Dividends/interest receivable	77,882

Foreign tax reclaims receivable	15,402

Prepaid expenses	6,678

Total Assets	192,364,482

Liabilities

Payable for fund shares redeemed	110,416

Investment advisory fees payable	96,954

Distribution fees payable	40,397

Accrued custodian and accounting fees	18,763

Accrued audit fees	17,625

Payable for investments purchased	13,011

Accrued trustees’ and officers’ fees	646

Accrued expenses and other liabilities	24,866

Total Liabilities	322,678

Total Net Assets	$192,041,804

Net Assets Consist of:

Paid-in capital	$68,863,644

Distributable earnings	123,178,160

Total Net Assets	$192,041,804

Investments, at Cost	$128,993,274

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	8,127,793

Net Asset Value Per Share	$23.63

Statement of Operations For the Year Ended December 31, 2021
Investment Income

Dividends	$2,627,370

Withholding taxes on foreign dividends	(30,262)

Total Investment Income	2,597,108

Expenses

Investment advisory fees	1,193,625

Distribution fees	497,344

Professional fees	54,402

Trustees’ and officers’ fees	53,898

Custodian and accounting fees	49,579

Administrative fees	21,538

Transfer agent fees	13,225

Other expenses	13,526

Total Expenses	1,897,137

Net Investment Income/(Loss)	699,971

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	29,241,943

Net realized gain/(loss) from foreign currency transactions	830

Net change in unrealized appreciation/(depreciation) on investments	13,236,382

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(901)

Net Gain on Investments and Foreign Currency Transactions	42,478,254

Net Increase in Net Assets Resulting From Operations	$43,178,225

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/21	For the Year Ended 12/31/20

Operations

Net investment income/(loss)	$699,971	$949,312

Net realized gain/(loss) from investments and foreign currency transactions	29,242,773	12,483,578

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	13,235,481	20,952,938

Net Increase in Net Assets Resulting from Operations	43,178,225	34,385,828

Capital Share Transactions

Proceeds from sales of shares	1,509,582	3,609,135

Cost of shares redeemed	(46,030,409)	(40,660,530)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(44,520,827)	(37,051,395)

Net Decrease in Net Assets	(1,342,602)	(2,665,567)

Net Assets

Beginning of year	193,384,406	196,049,973

End of year	$192,041,804	$193,384,406

Other Information:

Shares

Sold	72,249	241,654

Redeemed	(2,098,434)	(2,460,511)

Net Decrease	(2,026,185)	(2,218,857)

10	The accompanying notes are an integral part of these financial statements.

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11

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/21	$19.05	$0.08	$4.50	$4.58	$23.63	24.04%

Year Ended 12/31/20	15.85	0.08	3.12	3.20	19.05	20.19%

Year Ended 12/31/19	11.84	0.11	3.90	4.01	15.85	33.87%

Year Ended 12/31/18	12.65	0.09	(0.90)	(0.81)	11.84	(6.40)%

Year Ended 12/31/17	10.37	0.08	2.20	2.28	12.65	21.99%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$192,042	0.95%	0.95%	0.36%	0.36%	44%

193,384	1.01%	1.02%	0.52%	0.51%	76%

196,050	1.01%	1.03%	0.77%	0.75%	88%

148,193	1.02%	1.09%	0.68%	0.61%	88%

12,129	0.96%	2.43%	0.67%	(0.80)%	154%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Diversified Research VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2021, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.60% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.96% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to May 1, 2021, the expense limitation was 1.00%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. For the year ended December 31, 2021, Park Avenue did not waive any fees or pay any Fund expenses.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The entitlement to recoupment by Park Avenue from the Fund under the Expense Limitation Agreement expired on April 9, 2021.

Park Avenue has entered into a Sub-Advisory Agreement with Putnam Investment Management LLC

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

(“Putnam”). Putnam is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund paid distribution fees in the amount of $497,344 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $84,704,499 and $129,296,846,

respectively, for the year ended December 31, 2021. During the year ended December 31, 2021, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN DIVERSIFIED RESEARCH VIP FUND

the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the year ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Diversified Research VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Diversified Research VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8168

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian Growth & Income VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Growth & Income VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN GROWTH & INCOME VIP FUND

FUND COMMENTARY OF

ALLIANCEBERNSTEIN L.P., SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Growth & Income VIP Fund (the “Fund”) returned 28.23%, outperforming its benchmark, the Russell 1000® Value Index[1] (the “Index”), for the year ended December 31, 2021. Stock selection contributed to the Fund’s outperformance relative to the Index, while sector selection detracted. Stock selection within industrials and consumer discretionary sectors contributed most to the Fund’s outperformance. Selection within financials and consumer staples sectors detracted from the Fund’s performance.

•	The Index returned 25.16% for the same period. Growth stocks outperformed value stocks in terms of style, and large-cap stocks outperformed their small-cap peers.

Market Overview

U.S. equities recorded double-digit returns during the year ended December 31, 2021. U.S. markets were supported by accommodative monetary policy and strong company earnings growth. Increased market volatility periodically sent risk assets lower, but investors continued to buy the dip. Toward the end of the period, global markets fell as the rapid spread of the COVID-19 Omicron variant triggered concern that new restrictions could derail the economic recovery. However, encouraging developments in COVID-19 treatments and vaccines and a reluctance to reinstate shutdowns helped investors look past the potential impact of the Omicron variant. Stock markets gave back gains, however, after the U.S. Federal Reserve (the “Fed”) took a hawkish pivot and confirmed that it would accelerate the wind-down of its bond purchases and raise rates multiple times in 2022. After digesting the Fed’s comments, equity markets rose as investors appeared to adjust to the shift and remained focused on still generally supportive monetary policy. Growth stocks outperformed value stocks in terms of style, and large-cap stocks outperformed their small-cap peers.

Portfolio Review

As of the end of 2021, the Fund continued to hold shares of high-quality companies with strong fundamental prospects. Stock selection within the industrials, consumer-discretionary, real estate and healthcare sectors contributed to the Fund’s outperformance relative to the Index in 2021.

However, stock selection within the financials and consumer-staples sectors detracted from relative returns in 2021, as did underweight positions in real estate and energy sectors. Vaccine distribution and a resumption in economic activity led to significant market rotation away from stay-at-home beneficiaries and toward those levered to global economic reopening. As a result, consumer staples came under pressure for much of the year, while not-held financial stocks outperformed. Continued robust demand for housing helped to support real estate stocks, while inflationary pressures and improving global economic activity supported commodity prices and, as a result, energy stocks, an area where the Fund is underweight compared to the Index. During the year, we took profits in positions where valuation spreads had narrowed, including financials and short-cycle industrials, rotating the Fund toward long-cycle industrials and maintaining a sizable overweight to consumer discretionary as the economic recovery matures.

Outlook

The boost from extraordinary monetary and fiscal stimulus is ebbing, but the inflationary pressures sparked by demand spikes and supply shocks have forced the Fed to concede that these pressures are no longer transitory due to base effects or lower levels of inflation in the prior year. Labor is tight and wages are responding, which, we believe, despite the challenges to profit margins and productivity, can help sustain the economic recovery of local communities. As always, we believe that inflationary pressures are best managed at the company level. Companies that enjoy pricing power while continuing to invest in their key assets should be better equipped to retain and grow market share as they navigate this volatile transition from early- to mid-cycle.

We seek to invest in attractively valued companies that are good businesses exhibiting signs of improving success. We believe the Fund’s holdings have attractive fundamentals that are consistent with our philosophy—high free-cash-flow yields, low earnings variability, and low leverage. We believe these well-managed companies deploy capital wisely, allowing them to grow dividends and enhance the long-term value of their shares.

[1]

The Russell 1000® Value Index (the “Index”) is an unmanaged market-capitalization-weighted index that measures the performance of those companies in the Index (which consists of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index, and, unlike the Fund, the Index does not incur fees and expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN GROWTH & INCOME VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $193,597,602

Sector Allocation[1] As of December 31, 2021

Top Ten Holdings[2] As of December 31, 2021

Holding	% of Total Net Assets
Berkshire Hathaway, Inc., Class B	3.79%
Philip Morris International, Inc.	3.49%
Wells Fargo & Co.	3.44%
Comcast Corp., Class A	3.36%
Verizon Communications, Inc.	2.91%
CBRE Group, Inc., Class A	2.89%
Anthem, Inc.	2.60%
Cigna Corp.	2.58%
Pfizer, Inc.	2.52%
Roche Holding AG, ADR	2.50%
Total	30.08%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN GROWTH & INCOME VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Growth & Income VIP Fund	9/1/2016	28.23%	12.37%	—	12.98%
Russell 1000® Value Index		25.16%	11.16%	—	11.76%

Results of a Hypothetical $10,000 Investment As of December 31, 2021

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Growth & Income VIP Fund and the Russell 1000® Value Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return	$ 1,000.00	$1,066.20	$5.00	0.96%
Based on Hypothetical Return (5% Return Before Expenses)	$ 1,000.00	$1,020.37	$4.89	0.96%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2021	Shares	Value
Common Stocks – 96.5%

Aerospace & Defense – 5.1%

Curtiss-Wright Corp.	11,049	$1,532,165

Hexcel Corp.(1)	19,846	1,028,023

Raytheon Technologies Corp.	48,752	4,195,597

Textron, Inc.	40,228	3,105,601

		9,861,386
Air Freight & Logistics – 0.6%

Expeditors International of Washington, Inc.	8,042	1,079,960

		1,079,960
Auto Components – 1.4%

BorgWarner, Inc.	60,692	2,735,388

		2,735,388
Banks – 6.9%

Citigroup, Inc.	49,945	3,016,179

JPMorgan Chase & Co.	23,032	3,647,117

Wells Fargo & Co.	138,787	6,659,000

		13,322,296
Biotechnology – 2.7%

Amgen, Inc.	20,107	4,523,472

Regeneron Pharmaceuticals, Inc.(1)	980	618,889

		5,142,361
Capital Markets – 3.5%

Northern Trust Corp.	22,530	2,694,813

The Goldman Sachs Group, Inc.	10,665	4,079,896

		6,774,709
Chemicals – 0.3%

The Mosaic Co.	15,204	597,365

		597,365
Communications Equipment – 4.9%

Ciena Corp.(1)	19,756	1,520,620

Cisco Systems, Inc.	74,425	4,716,312

F5, Inc.(1)	13,337	3,263,697

		9,500,629
Construction & Engineering – 1.1%

EMCOR Group, Inc.	16,095	2,050,342

		2,050,342
Consumer Finance – 0.6%

Capital One Financial Corp.	8,016	1,163,041

		1,163,041
Distributors – 2.2%

LKQ Corp.	70,146	4,210,864

		4,210,864
Diversified Financial Services – 3.8%

Berkshire Hathaway, Inc., Class B(1)	24,523	7,332,377

		7,332,377
Diversified Telecommunication Services – 2.9%

Verizon Communications, Inc.	108,580	5,641,817

		5,641,817

December 31, 2021	Shares	Value
Electric Utilities – 0.8%

IDACORP, Inc.	13,154	$1,490,480

		1,490,480
Electrical Equipment – 2.0%

Acuity Brands, Inc.	3,704	784,211

Emerson Electric Co.	32,854	3,054,436

		3,838,647
Electronic Equipment, Instruments & Components – 1.0%

Keysight Technologies, Inc.(1)	9,552	1,972,584

		1,972,584
Energy Equipment & Services – 0.4%

Helmerich & Payne, Inc.	36,406	862,822

		862,822
Equity Real Estate Investment – 0.4%

Weyerhaeuser Co. REIT	19,770	814,129

		814,129
Food & Staples Retailing – 2.3%

Walmart, Inc.	31,193	4,513,315

		4,513,315
Health Care Providers & Services – 5.9%

Anthem, Inc.	10,873	5,040,070

Cigna Corp.	21,734	4,990,778

Quest Diagnostics, Inc.	8,157	1,411,243

		11,442,091
Household Durables – 2.6%

D.R. Horton, Inc.	36,221	3,928,168

Garmin Ltd.	7,832	1,066,483

		4,994,651
Industrial Conglomerates – 0.8%

3M Co.	8,541	1,517,138

		1,517,138
Insurance – 2.9%

Aflac, Inc.	25,955	1,515,513

Fidelity National Financial, Inc.	20,858	1,088,370

The Allstate Corp.	25,180	2,962,427

		5,566,310
Internet & Direct Marketing Retail – 0.6%

eBay, Inc.	18,419	1,224,864

		1,224,864
IT Services – 5.1%

Cognizant Technology Solutions Corp., Class A	41,581	3,689,067

FleetCor Technologies, Inc.(1)	15,361	3,438,406

Maximus, Inc.	34,360	2,737,461

		9,864,934
Life Sciences Tools & Services – 1.7%

Bio-Rad Laboratories, Inc., Class A(1)	2,069	1,563,274

PerkinElmer, Inc.	8,280	1,664,777

		3,228,051

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2021	Shares	Value
Machinery – 2.6%

Altra Industrial Motion Corp.	12,860	$663,190

Flowserve Corp.	43,893	1,343,126

The Middleby Corp.(1)	4,676	920,050

Westinghouse Air Brake Technologies Corp.	23,800	2,192,218

		5,118,584
Media – 3.4%

Comcast Corp., Class A	129,150	6,500,119

		6,500,119
Metals & Mining – 2.1%

BHP Group Ltd., ADR	35,480	2,141,218

Steel Dynamics, Inc.	32,362	2,008,709

		4,149,927
Multiline Retail – 2.3%

Target Corp.	19,279	4,461,932

		4,461,932
Oil, Gas & Consumable Fuels – 3.2%

Chevron Corp.	14,546	1,706,973

ConocoPhillips	33,088	2,388,292

EOG Resources, Inc.	24,837	2,206,271

		6,301,536
Pharmaceuticals – 5.0%

Pfizer, Inc.	82,675	4,881,959

Roche Holding AG, ADR	93,500	4,833,015

		9,714,974
Professional Services – 2.8%

Leidos Holdings, Inc.	26,689	2,372,652

Robert Half International, Inc.	27,604	3,078,398

		5,451,050
Real Estate Management & Development – 2.9%

CBRE Group, Inc., Class A(1)	51,637	5,603,131

		5,603,131
Road & Rail – 1.9%

Knight-Swift Transportation Holdings, Inc.	60,265	3,672,549

		3,672,549
Semiconductors & Semiconductor Equipment – 0.9%

MKS Instruments, Inc.	9,762	1,700,248

		1,700,248
Software – 0.3%

Dolby Laboratories, Inc., Class A	5,279	502,666

		502,666

December 31, 2021	Shares	Value
Specialty Retail – 2.2%

AutoZone, Inc.(1)	1,437	$3,012,512

Murphy USA, Inc.	6,652	1,325,345

		4,337,857
Textiles, Apparel & Luxury Goods – 0.4%

Deckers Outdoor Corp.(1)	2,250	824,198

		824,198
Tobacco – 3.5%

Philip Morris International, Inc.	71,022	6,747,090

		6,747,090
Trading Companies & Distributors – 0.5%

MSC Industrial Direct Co., Inc., Class A	12,151	1,021,414

		1,021,414

Total Common Stocks (Cost $134,869,895)		186,849,826

	Principal Amount	Value
Short–Term Investment – 3.5%

Repurchase Agreements – 3.5%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $6,726,921, due 1/3/2022(2)	$6,726,921	6,726,921

Total Repurchase Agreements (Cost $6,726,921)		6,726,921

Total Investments – 100.0% (Cost $141,596,816)		193,576,747

Assets in excess of other liabilities – 0.0%		20,855

Total Net Assets – 100.0%		$193,597,602

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$6,889,500	$6,861,515

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$186,849,826	$—	$—	$186,849,826
Repurchase Agreements	—	6,726,921	—	6,726,921
Total	$186,849,826	$6,726,921	$—	$193,576,747

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$193,576,747

Dividends/interest receivable	171,518

Foreign tax reclaims receivable	64,562

Receivable for fund shares subscribed	11,553

Reimbursement receivable from adviser	1,476

Prepaid expenses	6,198

Total Assets	193,832,054

Liabilities

Investment advisory fees payable	100,584

Distribution fees payable	40,141

Payable for fund shares redeemed	26,899

Accrued audit fees	17,625

Accrued legal fees	16,470

Accrued custodian and accounting fees	14,503

Accrued trustees’ and officers’ fees	669

Accrued expenses and other liabilities	17,561

Total Liabilities	234,452

Total Net Assets	$193,597,602

Net Assets Consist of:

Paid-in capital	$104,785,541

Distributable earnings	88,812,061

Total Net Assets	$193,597,602

Investments, at Cost	$141,596,816

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	10,097,706

Net Asset Value Per Share	$19.17

Statement of Operations For the Year Ended December 31, 2021
Investment Income

Dividends	$3,592,637

Withholding taxes on foreign dividends	(48,388)

Total Investment Income	3,544,249

Expenses

Investment advisory fees	1,236,640

Distribution fees	494,433

Professional fees	61,948

Trustees’ and officers’ fees	54,516

Custodian and accounting fees	38,729

Administrative fees	20,786

Transfer agent fees	13,380

Other expenses	13,513

Total Expenses	1,933,945

Less: Fees waived	(19,700)

Total Expenses, Net	1,914,245

Net Investment Income/(Loss)	1,630,004

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	28,669,647

Net change in unrealized appreciation/(depreciation) on investments	20,014,926

Net Gain on Investments	48,684,573

Net Increase in Net Assets Resulting From Operations	$50,314,577

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/21	For the Year Ended 12/31/20

Operations

Net investment income/(loss)	$1,630,004	$2,000,069

Net realized gain/(loss) from investments	28,669,647	(5,727,040)

Net change in unrealized appreciation/(depreciation) on investments	20,014,926	9,523,626

Net Increase in Net Assets Resulting from Operations	50,314,577	5,796,655

Capital Share Transactions

Proceeds from sales of shares	5,725,079	22,384,531

Cost of shares redeemed	(60,596,992)	(17,198,729)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(54,871,913)	5,185,802

Net Increase/(Decrease) in Net Assets	(4,557,336)	10,982,457

Net Assets

Beginning of year	198,154,938	187,172,481

End of year	$193,597,602	$198,154,938

Other Information:

Shares

Sold	316,785	1,782,110

Redeemed	(3,477,235)	(1,308,309)

Net Increase/(Decrease)	(3,160,450)	473,801

8	The accompanying notes are an integral part of these financial statements.

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9

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/21	$14.95	$0.14	$4.08	$4.22	$19.17	28.23%

Year Ended 12/31/20	14.64	0.15	0.16	0.31	14.95	2.12%

Year Ended 12/31/19	11.81	0.14	2.69	2.83	14.64	23.96%

Year Ended 12/31/18	12.85	0.12	(1.16)	(1.04)	11.81	(8.09)%

Year Ended 12/31/17	10.70	0.09	2.06	2.15	12.85	20.09%

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GROWTH & INCOME VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)	Gross Ratio of Expenses to Average Net Assets	Net Ratio of Net Investment Income to Average Net Assets(3)	Gross Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

$193,598	0.97%	0.98%	0.82%	0.81%	26%

198,155	1.01%	1.03%	1.17%	1.15%	36%

187,172	1.01%	1.04%	1.01%	0.98%	36%

164,861	1.01%	1.08%	0.94%	0.87%	58%

10,542	0.98%	2.04%	0.81%	(0.25)%	85%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers, expense limitations, and recoupments, if any.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Growth & Income VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on September 1, 2016. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long-term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2021, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% up to $100 million, 0.60% up to $300 million, 0.55% up to $500 million, and 0.53% in excess of $500 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.96% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). Prior to May 1, 2021, the expense limitation was 1.01%. The limitation may not be increased or terminated prior to this time without action by the Board of Trustees and may be terminated only upon approval of the Board of Trustees. For the year ended December 31, 2021, Park Avenue waived fees and/or paid Fund expenses in the amount of $19,700.

Park Avenue may be entitled to recoupment of previously waived fees and reimbursed expenses from the Fund for three years from the date of the waiver or reimbursement, subject to the expense limitation in effect at the time of the waiver or reimbursement and at the time of the recoupment, if any. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation after April 9, 2018 are not subject to Park Avenue’s recoupment rights. The entitlement to recoupment by Park Avenue from the Fund under the Expense Limitation Agreement expired on April 9, 2021.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

Park Avenue has entered into a Sub-Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund paid distribution fees in the amount of $494,433 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $49,461,851 and $101,658,818, respectively, for the year ended December 31, 2021. During the year ended December 31, 2021, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GROWTH & INCOME VIP FUND

temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the year ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Growth & Income VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Growth & Income VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016-2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB8169

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian Small Cap Core VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Small Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN SMALL CAP CORE VIP FUND

FUND COMMENTARY OF CLEARBRIDGE INVESTMENTS LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Small Cap Core VIP Fund (the “Fund”) returned 17.72%, outperforming its benchmark, the Russell 2000® Index[1] (the “Index”), for the year ended December 31, 2021. The Fund’s outperformance relative to the Index was primarily due to stock selection in the health care, materials and information technology (“IT”) sectors.

•	The Index delivered a 14.82% return for the same period. Energy was the highest-performing sector, returning 67.64% for the period and significantly outpacing all other sectors. The growth-focused health care sector, the best-performing sector within small cap stocks in 2020, retreated nearly 17% as value stocks outperformed by a wide margin in 2021.

Market Overview

U.S. small cap stocks generated positive returns for the one-year period ended December 31, 2021, grappling with spikes in volatility amid waves of COVID-19 cases. The Index advanced 14.82%. The Russell 2000® Value Index2 (the “Value Index”) rose 28.27% in 2021, roughly 26 percentage points better than the gain of 2.83% by the Russell 2000® Growth Index3 (the “Growth Index”). However, that outperformance came after four straight years of underperformance by the Value Index. Since 2016, the Growth Index has beaten the Value Index by more than 40 percentage points, even after 2021’s value gain.

The distribution of COVID-19 vaccines, passage of large fiscal stimulus packages and highly accommodative monetary policy from the U.S. Federal Reserve helped to fuel investor optimism through the first half of the year. As consumers spent their stimulus checks and increased vaccination rates helped roll back many of the COVID-19 prevention measures in place for nearly a year, strong corporate earnings and the prospect of greater economic activity helped push markets to a string of new, all-time highs in the second quarter of 2021. However, headwinds began to emerge in the third quarter of 2021 as the record-setting pace of global growth began to slow. The emergence of the more potent COVID-19 Delta variant caused a reimposition of restrictions, while shortages of goods, manufacturing inputs and labor created global supply chain disruptions. Investor concerns over inflation, which had been building, became realized as inflation spiked to the highest year-over-year increase in nearly 40 years.

As the global economy attempted to restart from shutdowns in 2020, the demands for energy overwhelmed the available levels of supply and spurred the energy sector to outperform the greater Index’s performance by over 52 percentage points, followed distantly by the real estate and financials sectors. The growth-focused health care sector, the best-performing sector within small cap stocks in 2020, retreated nearly 17% in 2021 amid a rally for small cap value stocks.

Portfolio Review

We do not attempt to predict the next style rotation or market fascination. Instead, we invest based on our assessment of long-term cash flows from a business compared to the market’s implied estimate of those cash flows. Sometimes our assessment results in a growth tilt for the Fund and at other times it leans towards value stocks. For most of the past decade, the Fund’s strategy was tilted toward growth stocks, but this position became increasingly untenable amid the massive growth rally of 2020. Our emphasis on companies with current cash flows and asset values at attractive prices proved to be a tailwind as the Fund benefited from the market’s rotation from growth into value in 2021.

[1]

The Russell 2000® Index (the “Index”) measures the performance of the small-cap segment of the US equity universe. It is a subset of the Russell 3000 and includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]

The Russell 2000® Value Index (the “Value Index”) measures the performance of the large cap value segment of the US equity universe. It includes those Russell 2000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecast medium term (2 year) growth and lower sales per share historical growth (5 years). You may not invest in the Value Index and, unlike the Fund, the Value Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[3]

The Russell 2000® Growth Index the (“Growth Index”) measures the performance of the large cap growth segment of the US equity universe. It includes those Russell 2000 companies with relatively higher price-to-book ratios, higher I/B/E/S forecast medium term (2 year) growth and higher sales per share historical growth (5 years). You may not invest in the Growth Index and, unlike the Fund, the Growth Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN SMALL CAP CORE VIP FUND

The same discipline in seeking current cash flows and asset values at attractive prices kept us from finding many attractive opportunities in biotech companies in the period, and the resulting underweight to that underperforming sector in 2021 was a meaningful driver of relative outperformance.

The Fund’s outperformance for the year ended December 31, 2021 was mainly driven by stock-specific factors such as our stock selection in the healthcare, IT and materials sectors. The main detractor from the Fund’s performance was stock selection in the financials sector.

Outlook

The trend of a decline in public companies that started in the 1990s has reversed, as 2021 witnessed a two-decade record in the number of initial public offerings (as measured by the total offerings of U.S.-based operating companies) and a nearly doubling of proceeds from the public listings compared to the 1999 — 2000 records. Meanwhile the offsetting factor, mergers and acquisitions, also had a strong showing with the second-highest total number of deals since the mid-1990s. The number of public companies impacts the pool of investment candidates we consider; we believe a bigger pool of investment candidates and alternative ways to close price-to-value gaps tend to be positive contributors for the strategy. For this reason, we are optimistic about the Fund’s positioning in the year ahead.

2

GUARDIAN SMALL CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $284,143,868

Sector Allocation[1] As of December 31, 2021

Top Ten Holdings[2] As of December 31, 2021

Holding	% of Total Net Assets
Century Communities, Inc.	2.04%
R1 RCM, Inc.	1.83%
Wintrust Financial Corp.	1.79%
Murphy USA, Inc.	1.77%
Black Hills Corp.	1.76%
Washington Federal, Inc.	1.74%
Encore Capital Group, Inc.	1.65%
CommVault Systems, Inc.	1.65%
Textainer Group Holdings Ltd.	1.64%
Gray Television, Inc.	1.58%
Total	17.45%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN SMALL CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Small Cap Core VIP Fund	10/21/2019	17.72%	—	—	14.33%
Russell 2000® Index		14.82%	—	—	19.82%

Results of a Hypothetical $10,000 Investment As of December 31, 2021

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Small Cap Core VIP Fund and the Russell 2000® Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return	$ 1,000.00	$ 983.20	$5.10	1.02%
Based on Hypothetical Return (5% Return Before Expenses)	$ 1,000.00	$1,020.06	$5.19	1.02%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2021	Shares	Value
Common Stocks – 99.4%

Airlines – 0.9%

SkyWest, Inc.(1)	63,773	$2,506,279

		2,506,279
Auto Components – 2.4%

The Goodyear Tire & Rubber Co.(1)	167,340	3,567,689

Visteon Corp.(1)	28,780	3,198,609

		6,766,298
Banks – 6.6%

Bank OZK	88,295	4,108,366

Cadence Bank	107,389	3,199,118

Veritex Holdings, Inc.	79,700	3,170,466

WesBanco, Inc.	91,461	3,200,221

Wintrust Financial Corp.	55,979	5,084,013

		18,762,184
Biotechnology – 1.0%

Amarin Corp. PLC, ADR(1)	825,686	2,782,562

		2,782,562
Building Products – 1.2%

Masonite International Corp.(1)	29,990	3,537,321

		3,537,321
Capital Markets – 0.6%

CONX Corp.(1)	165,930	1,663,448

		1,663,448
Chemicals – 2.7%

Avient Corp.	59,580	3,333,501

Olin Corp.	77,850	4,477,932

		7,811,433
Construction & Engineering – 1.3%

Primoris Services Corp.	153,100	3,671,338

		3,671,338
Consumer Finance – 3.4%

Encore Capital Group, Inc.(1)	75,415	4,684,026

Oportun Financial Corp.(1)	100,854	2,042,293

PROG Holdings, Inc.(1)	65,156	2,939,187

		9,665,506
Diversified Consumer Services – 2.5%

2U, Inc.(1)	126,624	2,541,344

Frontdoor, Inc.(1)	56,800	2,081,720

Stride, Inc.(1)	71,974	2,398,893

		7,021,957
Diversified Financial Services – 0.5%

East Resources Acquisition Co.(1)	152,130	1,534,992

		1,534,992
Diversified Telecommunication Services – 0.9%

Anterix, Inc.(1)	43,370	2,548,421

		2,548,421
Electric Utilities – 1.0%

Portland General Electric Co.	52,410	2,773,537

		2,773,537

December 31, 2021	Shares	Value
Electrical Equipment – 1.6%

EnerSys	35,640	$2,817,698

Shoals Technologies Group, Inc., Class A(1)	66,840	1,624,212

		4,441,910
Electronic Equipment, Instruments & Components – 1.6%

Advanced Energy Industries, Inc.	30,850	2,809,201

nLight, Inc.(1)	70,196	1,681,194

		4,490,395
Energy Equipment & Services – 0.6%

Helmerich & Payne, Inc.	69,130	1,638,381

		1,638,381
Entertainment – 0.4%

PLAYSTUDIOS, Inc.(1)(2)	325,000	1,283,750

		1,283,750
Equity Real Estate Investment – 5.5%

Corporate Office Properties Trust REIT	111,200	3,110,264

Kite Realty Group Trust REIT	151,602	3,301,892

LXP Industrial Trust REIT	231,904	3,622,340

Physicians Realty Trust REIT	169,960	3,200,347

RLJ Lodging Trust REIT	170,370	2,373,254

		15,608,097
Food & Staples Retailing – 1.5%

Sprouts Farmers Market, Inc.(1)	141,723	4,206,339

		4,206,339
Food Products – 1.6%

Sovos Brands, Inc.(1)	131,450	1,978,323

Utz Brands, Inc.	152,690	2,435,405

		4,413,728
Health Care Equipment & Supplies – 1.8%

Lantheus Holdings, Inc.(1)	110,800	3,201,012

Quotient Ltd.(1)	705,749	1,827,890

		5,028,902
Health Care Providers & Services – 5.8%

Acadia Healthcare Co., Inc.(1)	64,391	3,908,534

CareMax, Inc.(1)(2)	213,620	1,640,602

CareMax, Inc.(1)	13,300	102,144

Covetrus, Inc.(1)	109,900	2,194,703

HealthEquity, Inc.(1)	77,699	3,437,404

R1 RCM, Inc.(1)	203,656	5,191,191

		16,474,578
Health Care Technology – 2.0%

Health Catalyst, Inc.(1)	63,570	2,518,643

Omnicell, Inc.(1)	18,340	3,309,270

		5,827,913
Hotels, Restaurants & Leisure – 1.9%

Bloomin’ Brands, Inc.(1)	146,910	3,082,172

Everi Holdings, Inc.(1)	104,390	2,228,726

		5,310,898

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2021	Shares	Value
Household Durables – 2.0%

Century Communities, Inc.	71,010	$5,807,908

		5,807,908
Insurance – 2.3%

Assured Guaranty Ltd.	72,309	3,629,912

BRP Group, Inc., Class A(1)	83,880	3,028,907

		6,658,819
Internet & Direct Marketing Retail – 1.0%

1stdibs.com, Inc.(1)	99,300	1,242,243

ThredUp, Inc., Class A(1)	119,506	1,524,897

		2,767,140
IT Services – 2.5%

CSG Systems International, Inc.	45,000	2,592,900

Switch, Inc., Class A	98,140	2,810,729

Thoughtworks Holding, Inc.(1)	59,085	1,584,069

		6,987,698
Leisure Products – 2.5%

Solo Brands, Inc., Class A(1)	174,790	2,731,968

Vista Outdoor, Inc.(1)	92,820	4,276,217

		7,008,185
Life Sciences Tools & Services – 1.8%

NanoString Technologies, Inc.(1)	42,200	1,782,106

Syneos Health, Inc.(1)	32,386	3,325,394

		5,107,500
Machinery – 2.2%

Altra Industrial Motion Corp.	59,800	3,083,886

Hillman Solutions Corp.(1)	292,430	3,143,623

		6,227,509
Media – 3.4%

Advantage Solutions, Inc.(1)	95,030	762,141

Advantage Solutions, Inc.(1)(2)	269,628	2,162,416

Gray Television, Inc.	222,176	4,479,068

Integral Ad Science Holding Corp.(1)	106,200	2,358,702

		9,762,327
Metals & Mining – 3.1%

Commercial Metals Co.	103,504	3,756,160

Constellium SE(1)	131,400	2,353,374

MP Materials Corp.(1)	59,500	2,702,490

		8,812,024
Multi-Utilities – 1.8%

Black Hills Corp.	71,113	5,018,444

		5,018,444
Oil, Gas & Consumable Fuels – 3.7%

Brigham Minerals, Inc., Class A	124,430	2,624,229

CNX Resources Corp.(1)	195,450	2,687,437

International Seaways, Inc.	170,440	2,502,059

Magnolia Oil & Gas Corp., Class A	141,700	2,673,879

		10,487,604

December 31, 2021	Shares	Value
Personal Products – 0.5%

The Honest Co., Inc.(1)	188,300	$1,523,347

		1,523,347
Pharmaceuticals – 1.1%

Intra-Cellular Therapies, Inc.(1)	61,484	3,218,073

		3,218,073
Professional Services – 2.8%

ICF International, Inc.	28,236	2,895,602

Korn Ferry	41,510	3,143,552

Sterling Check Corp.(1)	100,500	2,061,255

		8,100,409
Road & Rail – 0.9%

Marten Transport Ltd.	142,520	2,445,643

		2,445,643
Semiconductors & Semiconductor Equipment – 2.5%

Semtech Corp.(1)	32,492	2,889,514

SMART Global Holdings, Inc.(1)	60,800	4,316,192

		7,205,706
Software – 4.7%

CommVault Systems, Inc.(1)	67,899	4,679,599

NCR Corp.(1)	98,560	3,962,112

Rapid7, Inc.(1)	22,344	2,629,665

WalkMe Ltd.(1)	109,800	2,155,374

		13,426,750
Specialty Retail – 3.3%

Murphy USA, Inc.	25,192	5,019,254

Petco Health & Wellness Co., Inc.(1)	108,200	2,141,278

Urban Outfitters, Inc.(1)	75,390	2,213,451

		9,373,983
Thrifts & Mortgage Finance – 3.0%

NMI Holdings, Inc., Class A(1)	160,990	3,517,631

Washington Federal, Inc.	148,320	4,950,922

		8,468,553
Trading Companies & Distributors – 5.0%

Custom Truck One Source, Inc.(1)(2)	400,059	3,200,472

GATX Corp.	29,680	3,092,359

Rush Enterprises, Inc., Class A	58,072	3,231,126

Textainer Group Holdings Ltd.	130,410	4,656,941

		14,180,898

Total Common Stocks (Cost $223,337,201)		282,358,687

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2021	Principal Amount	Value
Short–Term Investment – 0.7%
Repurchase Agreements – 0.7%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $1,993,819, due 1/3/2022(3)	$1,993,819	$1,993,819

Total Repurchase Agreements (Cost $1,993,819)		1,993,819

Total Investments – 100.1% (Cost $225,331,020)		284,352,506

Liabilities in excess of other assets – (0.1)%		(208,638)

Total Net Assets – 100.0%		$284,143,868

(1)	Non–income–producing security.
(2)

Security is restricted. Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. At December 31, 2021, the aggregate market value of these securities amounted to $8,287,240, representing 2.9% of net assets.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$2,042,000	$2,033,705

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$282,358,687	$—	$—	$282,358,687
Repurchase Agreements	—	1,993,819	—	1,993,819
Total	$282,358,687	$1,993,819	$—	$284,352,506

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$284,352,506

Dividends/interest receivable	176,650

Prepaid expenses	9,952

Total Assets	284,539,108

Liabilities

Investment advisory fees payable	163,115

Payable for fund shares redeemed	108,465

Distribution fees payable	59,100

Accrued audit fees	17,625

Accrued custodian and accounting fees	12,988

Accrued trustees’ and officers’ fees	1,042

Accrued expenses and other liabilities	32,905

Total Liabilities	395,240

Total Net Assets	$284,143,868

Net Assets Consist of:

Paid-in capital	$177,785,493

Distributable earnings	106,358,375

Total Net Assets	$284,143,868

Investments, at Cost	$225,331,020

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	21,177,996

Net Asset Value Per Share	$13.42

Statement of Operations For the Year Ended December 31, 2021
Investment Income

Dividends	$3,248,049

Total Investment Income	3,248,049

Expenses

Investment advisory fees	2,140,385

Distribution fees	775,502

Trustees’ and officers’ fees	87,708

Professional fees	70,512

Custodian and accounting fees	44,271

Administrative fees	42,055

Shareholder reports	22,345

Transfer agent fees	14,221

Other expenses	20,458

Total Expenses	3,217,457

Net Investment Income/(Loss)	30,592

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	48,231,831

Net realized gain/(loss) from foreign currency transactions	(931)

Net change in unrealized appreciation/(depreciation) on investments	6,302,779

Net Gain on Investments and Foreign Currency Transactions	54,533,679

Net Increase in Net Assets Resulting From Operations	$54,564,271

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/21	For the Year Ended 12/31/20

Operations

Net investment income/(loss)	$30,592	$1,442,080

Net realized gain/(loss) from investments and foreign currency transactions	48,230,900	(10,295,649)

Net change in unrealized appreciation/(depreciation) on investments	6,302,779	28,681,811

Net Increase in Net Assets Resulting from Operations	54,564,271	19,828,242

Capital Share Transactions

Proceeds from sales of shares	12,210,610	51,279,707

Cost of shares redeemed	(120,157,999)	(44,032,454)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	(107,947,389)	7,247,253

Net Increase/(Decrease) in Net Assets	(53,383,118)	27,075,495

Net Assets

Beginning of year	337,526,986	310,451,491

End of year	$284,143,868	$337,526,986

Other Information:

Shares

Sold	929,071	6,471,589

Redeemed	(9,352,087)	(4,765,958)

Net Increase/(Decrease)	(8,423,016)	1,705,631

10	The accompanying notes are an integral part of these financial statements.

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11

FINANCIAL INFORMATION — GUARDIAN SMALL CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/21	$11.40	$0.00	(4)	$2.02	$2.02	$13.42	17.72%

Year Ended 12/31/20	11.13	0.05		0.22	0.27	11.40	2.43%

Period Ended 12/31/19(5)	10.00	0.01		1.12	1.13	11.13	11.30%	(6)

12	The accompanying notes are an integral part of these financial statements.

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$284,144	1.04%		1.04%		0.01%		0.01%		45%

337,527	1.05%		1.05%		0.53%		0.53%		69%

310,451	1.01%	(6)	1.09%	(6)	0.57%	(6)	0.49%	(6)	98%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Rounds to $0.00 per share.

(5)	Commenced operations on October 21, 2019.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Small Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, price below current market value, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, private investment in public equity, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2021, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.69% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.05% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2021, Park Avenue did not waive any fees or pay any Fund expenses.

Park Avenue has entered into a Sub-Advisory Agreement with ClearBridge Investments LLC (“ClearBridge”). ClearBridge is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund paid distribution fees in the amount of $775,502 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $137,737,094 and $242,264,489, respectively, for the year ended December 31, 2021. During the year ended December 31, 2021, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include,

but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2021, the Fund held four restricted securities, and did not hold any illiquid securities.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

f. Private Investment in Public Equity A Fund may invest in securities that are purchased in private investment in public equity (“PIPE”) transactions. PIPEs are an accredited investor’s purchase of stock in a public company at a discount to the current market value per share for the purpose of raising capital and may also issue warrants enabling a Fund to purchase additional shares at a price equal to or at a premium to current market prices. Securities acquired by a Fund in such transactions are subject to resale restrictions under securities laws. Because the shares issued in a PIPE transaction are “restricted securities” under the federal securities laws, a Fund cannot freely trade the securities until the issuer files a registration statement to provide for the public resale of the shares, which typically occurs after the completion of the PIPE transaction and the public registration process with the SEC is completed, a period which can last many months. While issuers in PIPE transactions typically agree that they will register the securities for resale by a Fund after the transaction closes (thereby removing resale restrictions), there is no guarantee that the securities will in fact be registered, or that the registration will be maintained. In addition, a PIPE issuer may require a Fund to agree to other resale restrictions as a condition to the sale of such securities. Thus, a Fund’s ability to resell securities acquired in PIPE transactions may be limited, and even though a public market may exist for such securities, the securities held by a Fund may be deemed illiquid.

g. Special Purpose Acquisition Companies A Fund may invest in stock, warrants, rights and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities in a private placement transaction or as part of a public offering. A SPAC, sometimes referred to as “blank check company,” is a private or publicly traded company that raises investment capital for the purpose of acquiring or merging with an existing company. The shares of a SPAC are typically issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares of common stock. At a specified time, the rights and warrants may be separated from the common stock at the election of the holder, after which time each security typically is freely tradeable. Private companies can combine with a SPAC to go public by taking the SPAC’s place on an exchange as an alternative to making an initial public offering. Additionally, a Fund may purchase units or shares of SPACs that have completed an IPO on a secondary market, during a SPAC’s IPO or through a PIPE offering. PIPE transactions involve the purchase of securities typically at a discount to the market price of the company’s common stock and may be subject to transfer restrictions, which typically would make them less liquid than equity issued through a public offering. Investments in SPACs also have risks peculiar to the SPAC structure and investment process. Until an acquisition or merger is completed, a SPAC generally invests its assets, less a portion retained to cover expenses, in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. To the extent a SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. SPAC shareholders may not approve any proposed acquisition or merger, or an acquisition or merger, once effected, may prove unsuccessful. If an acquisition or merger is not completed within a pre-established period (typically, two years), the remainder of funds invested in the SPAC are returned to its shareholders. While a SPAC investor may receive both stock in the SPAC, as well as warrants or other rights at no marginal cost, those warrants or other rights may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price. A Fund may also be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC. Moreover, interests in SPACs may be illiquid and/or be subject to restrictions on resale, which may remain for an extended time, and may only be traded in the over-the-counter market.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL CAP CORE VIP FUND

place until January 6, 2023. The Fund did not utilize the credit facility during the year ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Small Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Small Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016-2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

25

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10526

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian Global Utilities VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Global Utilities VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN GLOBAL UTILITIES VIP FUND

FUND COMMENTARY OF

WELLINGTON MANAGEMENT COMPANY LLP, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Global Utilities VIP Fund (the “Fund”) returned 16.36% for the year ended December 31, 2021, outperforming its benchmark, the MSCI® ACWI Utilities Index[1] (the “Index”). The Fund’s outperformance relative to the Index was driven by strong security selection in the renewable electricity, electric utilities, and multi-utilities sectors. Sector allocation marginally detracted from relative results.

•	The Index returned 10.05% for the year ended December 31, 2021. Within the Index, the independent power producers, water utilities, and multi utilities sectors had the strongest absolute performance while the integrated oil & gas renewable electricity sectors posted negative returns during the period.

Market Overview

In the first-quarter of 2021, global equities advanced amid the accelerating rollout of vaccines and support from governments and central banks. Coronavirus trends remained volatile, with Europe experiencing a rise in COVID-19 infections and a slow vaccine rollout. The European Parliament approved the Recovery and Resilience Facility, providing grants and loans to help countries alleviate the effects of the pandemic, while President Biden signed a massive $1.9 trillion coronavirus relief bill.

Global equities continued to rise in the second quarter of 2021. Surging commodity prices, global supply-chain disruptions, and stimulus-powered economic growth continued to drive inflation expectations higher. The decline in COVID-19 cases since mid-April came to a halt, with the spread of the Delta variant of COVID-19 disrupting plans to lift lockdowns.

In the third quarter of 2021, global equities fell for the first time in six quarters. Markets contended with pandemic uncertainty and the prospect of reduced quantitative easing and policy tightening. In Asia, the spread of the Delta variant shuttered factories and snarled traffic at several ports, exacerbating supply-chain disruptions. Mounting inflation forced many emerging markets countries to raise interest rates. China’s increased regulatory crackdown on private education businesses pummeled the shares of Chinese technology stocks.

Global equities rebounded in the fourth quarter. However, volatility spiked as the Omicron variant of COVID-19 proliferated across the globe. In response to inflation pressures, many central bank policymakers in developed markets began unwinding their stimulus measures. The Bank of England was the first major central bank to hike its policy rate, while the U.S. Federal Reserve announced it would end its asset purchase program in March 2021 and projected interest rate hikes in 2022.

Portfolio Review

Stock selection was the primary driver of relative outperformance during the period. Strong selection in the renewable electricity, electric utilities, and multi-utilities sectors was only partially offset by weaker selection in gas utilities, independent power producers, and water utilities sectors. Sector allocation, a fall out of our bottom-up stock selection process, marginally detracted from relative performance results. Our overweight allocation to the independent power producers sector contributed positively to relative performance during the period. However, this was offset by negative results from our overweight to renewable electricity, water utilities, and multi-utilities sectors.

Outlook

We believe that the Fund’s performance should be viewed only over a multi-year period, and not over short time horizons. In the long run, we believe that our bottom-up security analysis based on company fundamentals has the potential to positively impact the Fund’s performance relative to the Index. Similar to the previous quarter, utilities as a sector did not participate in the equity rally of the fourth quarter of 2021 to the extent that we would have expected. Importantly, we believe that the underlying fundamentals of these businesses are largely unchanged, and their potential forward-looking returns are very attractive. Our primary valuation metric, intrinsic return, is a measure of annualized value creation and thus can serve as a proxy for annualized prospective return potential. Intrinsic return equals the combination of free cash flow plus the net present value of growth investments, plus the net present value of pricing power. While market fluctuations can distort short-term returns, we believe that using this evaluation metric will assist us in seeking attractive investment opportunities for the Fund in the utilities sector.

[1]

The MSCI® ACWI Utilities Index (the “Index”) measures the performance of large- and mid-cap global equities across 23 developed and 26 emerging markets that are classified as falling within the utilities sector as per the Global Industry Classification Standard (GICS). Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

1

GUARDIAN GLOBAL UTILITIES VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $88,120,570

Geographic Region Allocation[1] As of December 31, 2021

Top Ten Holdings[1] As of December 31, 2021

Holding	Country	% of Total Net Assets
China Longyuan Power Group Corp. Ltd., Class H	China	9.47%
Duke Energy Corp.	United States	7.39%
Exelon Corp.	United States	5.43%
FirstEnergy Corp.	United States	4.98%
American Electric Power Co., Inc.	United States	4.88%
NextEra Energy, Inc.	United States	4.81%
CenterPoint Energy, Inc.	United States	4.69%
Iberdrola S.A.	Spain	4.67%
The Southern Co.	United States	4.62%
Engie S.A.	France	4.52%
Total		55.46%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.

2

GUARDIAN GLOBAL UTILITIES VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Global Utilities VIP Fund	10/21/2019	16.36%	—	—	10.49%
MSCI® ACWI Utilities Index		10.05%	—	—	7.31%

Results of a Hypothetical $10,000 Investment As of December 31, 2021

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Global Utilities VIP Fund and the MSCI® ACWI Utilities Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21–12/31/21	Expense Ratio During Period 7/1/21–12/31/21
Based on Actual Return	$1,000.00	$1,077.90	$5.39	1.03%
Based on Hypothetical Return (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24	1.03%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

December 31, 2021	Shares	Value
Common Stocks – 98.9%

Bermuda – 6.0%

China Gas Holdings Ltd.	1,075,000	$2,233,329

CK Infrastructure Holdings Ltd.	478,000	3,043,765

		5,277,094

Brazil – 1.3%

Cia de Saneamento Basico do Estado de Sao Paulo	155,500	1,132,902

		1,132,902

China – 9.4%

China Longyuan Power Group Corp. Ltd., Class H	3,574,800	8,344,813

		8,344,813

France – 7.6%

Electricite de France S.A.	230,212	2,705,402

Engie S.A.	268,868	3,981,155

		6,686,557

Germany – 3.0%

RWE AG	66,093	2,685,313

		2,685,313

Italy – 4.4%

Enel S.p.A.	489,436	3,897,851

		3,897,851

Japan – 2.5%

The Kansai Electric Power Co., Inc.	147,500	1,380,462

Tokyo Gas Co. Ltd.	47,100	846,586

		2,227,048

Spain – 4.7%

Iberdrola S.A.	351,455	4,118,515

		4,118,515

United Kingdom – 4.0%

National Grid PLC	243,684	3,515,993

		3,515,993

United States – 56.0%

American Electric Power Co., Inc.	48,305	4,297,696

CenterPoint Energy, Inc.	148,157	4,135,062

December 31, 2021	Shares	Value

United States (continued)

Duke Energy Corp.	62,097	$6,513,975

Edison International	56,438	3,851,894

Exelon Corp.	82,803	4,782,701

FirstEnergy Corp.	105,470	4,386,497

NextEra Energy, Inc.	45,434	4,241,718

NRG Energy, Inc.	80,560	3,470,525

Pinnacle West Capital Corp.	40,811	2,880,849

Sempra Energy	24,753	3,274,327

The AES Corp.	140,597	3,416,507

The Southern Co.	59,395	4,073,309

		49,325,060

Total Common Stocks (Cost $73,373,812)		87,211,146

	Principal Amount	Value
Short–Term Investment – 0.7%
Repurchase Agreements – 0.7%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $592,346, due 1/3/2022(1)	$592,346	592,346

Total Repurchase Agreements (Cost $592,346)		592,346

Total Investments – 99.6% (Cost $73,966,158)		87,803,492

Assets in excess of other liabilities – 0.4%		317,078

Total Net Assets – 100.0%		$88,120,570

(1)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$606,700	$604,236

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks
Bermuda	$—	$5,277,094	*	$—	$5,277,094
Brazil	—	1,132,902	*	—	1,132,902
China	—	8,344,813	*	—	8,344,813
France	—	6,686,557	*	—	6,686,557
Germany	—	2,685,313	*	—	2,685,313
Italy	—	3,897,851	*	—	3,897,851
Japan	—	2,227,048	*	—	2,227,048
Spain	—	4,118,515	*	—	4,118,515
United Kingdom	—	3,515,993	*	—	3,515,993
United States	49,325,060	—		—	49,325,060
Repurchase Agreements	—	592,346		—	592,346
Total	$49,325,060	$38,478,432		$—	$87,803,492

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

6	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$87,803,492

Foreign currency, at value	28

Receivable for investments sold	264,454

Dividends/interest receivable	124,873

Foreign tax reclaims receivable	80,674

Reimbursement receivable from adviser	2,619

Prepaid expenses	2,726

Total Assets	88,278,866

Liabilities

Investment advisory fees payable	53,297

Payable for fund shares redeemed	36,849

Accrued audit fees	18,931

Distribution fees payable	18,253

Accrued custodian and accounting fees	16,029

Accrued trustees’ and officers’ fees	302

Accrued expenses and other liabilities	14,635

Total Liabilities	158,296

Total Net Assets	$88,120,570

Net Assets Consist of:

Paid-in capital	$68,783,333

Distributable earnings	19,337,237

Total Net Assets	$88,120,570

Investments, at Cost	$73,966,158

Foreign Currency, at Cost	$28

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	7,080,573

Net Asset Value Per Share	$12.45

Statement of Operations For the Year Ended December 31, 2021
Investment Income

Dividends	$2,847,421

Non-cash dividends	211,508

Withholding taxes on foreign dividends	(101,445)

Total Investment Income	2,957,484

Expenses

Investment advisory fees	633,742

Distribution fees	217,035

Custodian and accounting fees	51,344

Professional fees	40,440

Trustees’ and officers’ fees	23,284

Shareholder reports	17,030

Transfer agent fees	13,602

Administrative fees	792

Other expenses	6,781

Total Expenses	1,004,050

Less: Fees waived	(109,866)

Total Expenses, Net	894,184

Net Investment Income/(Loss)	2,063,300

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	4,811,748

Net realized gain/(loss) from foreign currency transactions	(1,349)

Net change in unrealized appreciation/(depreciation) on investments	6,159,292

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	(7,042)

Net Gain on Investments and Foreign Currency Transactions	10,962,649

Net Increase in Net Assets Resulting From Operations	$13,025,949

The accompanying notes are an integral part of these financial statements.	7

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/21	For the Year Ended 12/31/20

Operations

Net investment income/(loss)	$2,063,300	$1,850,460

Net realized gain/(loss) from investments and foreign currency transactions	4,810,399	(3,483,262)

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	6,152,250	5,739,377

Net Increase in Net Assets Resulting from Operations	13,025,949	4,106,575

Capital Share Transactions

Proceeds from sales of shares	6,228,824	5,841,597

Cost of shares redeemed	(15,752,887)	(10,636,621)

Net Decrease in Net Assets Resulting from Capital Share Transactions	(9,524,063)	(4,795,024)

Net Increase/(Decrease) in Net Assets	3,501,886	(688,449)

Net Assets

Beginning of year	84,618,684	85,307,133

End of year	$88,120,570	$84,618,684

Other Information:

Shares

Sold	526,632	676,491

Redeemed	(1,352,561)	(1,079,501)

Net Decrease	(825,929)	(403,010)

8	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

9

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/21	$10.70	$0.28	$1.47	$1.75	$12.45	16.36%

Year Ended 12/31/20	10.27	0.23	0.20	0.43	10.70	4.19%

Period Ended 12/31/19(4)	10.00	0.03	0.24	0.27	10.27	2.70%	(5)

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN GLOBAL UTILITIES VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$88,121	1.03%		1.16%		2.38%		2.25%		22%

84,619	1.03%		1.22%		2.35%		2.16%		43%

85,307	0.89%	(5)	1.37%	(5)	1.56%	(5)	1.08%	(5)	50%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 21, 2019.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	11

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Global Utilities VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

12

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the year ended December 31, 2021, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

e. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.73% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.03% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

December 31, 2021, Park Avenue waived fees and/or paid Fund expenses in the amount of $109,866.

Park Avenue has entered into a Sub-Advisory Agreement with Wellington Management Company LLP (“Wellington”). Wellington is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund paid distribution fees in the amount of $217,035 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $18,668,014 and $26,767,976, respectively, for the year ended December 31, 2021. During the year ended December 31, 2021, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN GLOBAL UTILITIES VIP FUND

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the year ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Global Utilities VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Global Utilities VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

17

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

18

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

22

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10537

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian U.S. Government Securities VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian U.S. Government Securities VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of Park Avenue Institutional Advisers LLC as of the date of this report and are subject to change without notice. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

FUND COMMENTARY OF PARK AVENUE INSTITUTIONAL ADVISERS LLC, MANAGER (UNAUDITED)

Highlights

•	Guardian U.S. Government Securities VIP Fund (the “Fund”) returned -2.47%, underperforming its benchmark, the Bloomberg U.S. Government Intermediate Bond Index[1] (the “Index”), for the year ended December 31, 2021.

•	The Index returned -1.69% for the same period.

Market Overview

Throughout 2021 the U.S. Federal Reserve (the “Fed”) generally supported the sometimes-overheated market for traditionally risky assets, particularly stocks.

The Standard & Poor’s 500® Index2, returned 28.71% for the year. In fixed income, where riskier assets also outperformed, the Bloomberg U.S. Corporate High Yield Bond Index3 returned 5.3% for the year. Leveraged loans also outperformed in contrast with negative returns for most major fixed income indexes. The 10-year Treasury returned -3.6% for the year.

Even as the Fed began to shift its focus from stimulus to inflation control late in the year, the Fed exerted meaningful influence in its support of the markets. Fed stimulus combined with strong economic growth and falling unemployment rates to help some key segments of the securities markets repelled the damage from COVID-19 infections, spiking inflation, labor shortages, political gridlock, and supply chain disruptions.

Portfolio Review

The Fund’s yield curve positioning and allocation to

investment grade corporate bonds detracted from

performance relative to the Index. The largest contributor to performance relative to the Index was the Fund’s substantial overweight in agency commercial mortgage-backed securities.

An allocation to corporate debt has long been a mainstay of our strategy, and while we did not view strongly defensive portfolio positioning as warranted, we adjusted our risk exposures within this sector in the fourth quarter of 2021, largely by favoring less-volatile sectors within investment grade corporate bonds. We also brought duration more in line with the Index in the second half of 2021.

Outlook

At this time, we believe that rich asset valuations by themselves seem unlikely to reverse the market’s largely optimistic tone, especially given the amount of cash that appears to be available for investment. Therefore, we still see opportunity in carefully selected corporate debt and certain sections of the yield curve.

However, we believe that inflation, rising interest rates, and the Omicron variant of the COVID-19 virus may intensify economic and investment risks in the short to medium term.

In our view, the development most capable of causing a severe market upheaval would be any indication that a major central bank was behaving erratically or ineffectively. We believe that with a strong and predictable hand from central banks and a thoughtful approach to increased market risks, there is still more upside than downside potential in some traditionally riskier segments of the market.

[1]

The Bloomberg U.S. Government Intermediate Bond Index (the “Index”) measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

[3]

The Bloomberg U.S. Corporate High Yield Bond Index (the “High Yield Index”) is generally considered to be representative of the investable universe of the U.S. dollar–denominated high-yield debt market. You may not invest in the High Yield Index and, unlike the Fund, the High Yield Index does not incur fees or expenses.

1

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $273,907,638

Bond Sector Allocation[1] As of December 31, 2021

Bond Quality Allocation[2] As of December 31, 2021

2

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Top Ten Holdings[1] As of December 31, 2021

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Note	1.500%	9/30/2024	15.06%
U.S. Treasury Note	1.625%	11/30/2026	9.77%
Fannie Mae ACES	3.610%	2/25/2031	6.20%
U.S. Treasury Note	1.375%	11/15/2031	5.59%
U.S. Treasury Note	0.125%	4/30/2023	3.45%
Federal Farm Credit Banks Funding Corp.	1.600%	1/21/2022	2.47%
CGRBS Commercial Mortgage Trust	3.584%	3/13/2035	2.42%
Federal Home Loan Banks	1.375%	2/17/2023	2.40%
Freddie Mac Multifamily Structured Pass-Through Certificates	3.117%	6/25/2027	2.36%
Freddie Mac Multifamily Structured Pass-Through Certificates	2.595%	9/25/2029	2.32%
Total			52.04%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

3

GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian U.S. Government Securities VIP Fund	10/21/2019	-2.47%	—	—	1.22%
Bloomberg U.S. Government Intermediate Bond Index		-1.69%	—	—	1.82%

Results of a Hypothetical $10,000 Investment As of December 31, 2021

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian U.S. Government Securities VIP Fund and the Bloomberg U.S. Government Intermediate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return	$ 1,000.00	$ 985.60	$ 3.75	0.75%
Based on Hypothetical Return (5% Return Before Expenses)	$ 1,000.00	$1,021.43	$ 3.82	0.75%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

December 31, 2021	Principal Amount	Value
Agency Mortgage–Backed Securities – 29.3%

Fannie Mae ACES 2015-M17 A2 2.874% due 11/25/2025(1)(2)	$2,213,992	$2,309,180
2016-M11 A2 2.369% due 7/25/2026(1)(2)	4,500,000	4,654,691
2019-M4 A2 3.61% due 2/25/2031	14,764,000	16,990,762
2021-M4 A2 1.466% due 2/25/2031(1)(2)	5,000,000	4,857,087

Freddie Mac Multifamily Structured Pass-Through Certificates
K026 A2 2.51% due 11/25/2022	2,865,000	2,899,701
K030 A2 3.25% due 4/25/2023(1)(2)	4,981,007	5,100,790
K032 A2 3.31% due 5/25/2023(1)(2)	2,490,000	2,563,606
K048 A2 3.284% due 6/25/2025(1)(2)	2,045,000	2,171,935
K053 A2 2.995% due 12/25/2025	2,225,000	2,355,056
K058 A2 2.653% due 8/25/2026	1,500,000	1,577,858
K065 A2 3.243% due 4/25/2027	1,300,000	1,409,552
K066 A2 3.117% due 6/25/2027	6,000,000	6,473,028
K073 A2 3.35% due 1/25/2028	4,277,000	4,697,342
K082 A2 3.92% due 9/25/2028(1)(2)	2,385,000	2,716,901
K099 A2 2.595% due 9/25/2029	6,000,000	6,361,483
K124 A2 1.658% due 12/25/2030	4,200,000	4,155,424
K730 A2 3.59% due 1/25/2025(1)(2)	3,878,310	4,105,216
K740 A2 1.47% due 9/25/2027	5,000,000	4,982,806

Total Agency Mortgage–Backed Securities (Cost $81,127,001)		80,382,418
Asset–Backed Securities – 3.6%

Americredit Automobile Receivables Trust 2019-2 C 2.74% due 4/18/2025	1,500,000	1,530,639

BlueMountain CLO Ltd. 2014-2A BR2
1.882% (LIBOR 3 Month + 1.75%) due 10/20/2030(2)(3)	600,000	598,168

Enterprise Fleet Financing LLC 2020-1 A2 1.78% due 12/22/2025(3)	1,048,144	1,055,006

Ford Credit Floorplan Master Owner Trust 2019-2 A 3.06% due 4/15/2026	1,500,000	1,562,682

December 31, 2021	Principal Amount	Value
Asset–Backed Securities (continued)

GMF Floorplan Owner Revolving Trust 2020-2 A 0.69% due 10/15/2025(3)	$1,140,000	$1,131,945

Hyundai Auto Lease Securitization Trust 2021-A B 0.61% due 10/15/2025(3)	2,000,000	1,985,465

Verizon Owner Trust 2020-A B 1.98% due 7/22/2024	1,000,000	1,012,380

Voya CLO Ltd. 2016-3A A3R
1.872% (LIBOR 3 Month + 1.75%) due 10/18/2031(2)(3)	925,000	922,502

Total Asset–Backed Securities (Cost $9,810,988)		9,798,787
Corporate Bonds & Notes – 1.1%
Apparel – 1.1%

NIKE, Inc. 2.85% due 3/27/2030	2,810,000	2,986,159

Total Corporate Bonds & Notes (Cost $3,119,017)		2,986,159
Non–Agency Mortgage–Backed Securities – 12.7%

BAMLL Commercial Mortgage Securities Trust 2015-200P A 3.218% due 4/14/2033(3)	1,450,000	1,512,882

BB-UBS Trust 2012-SHOW A 3.43% due 11/5/2036(3)	1,000,000	1,035,831

CGRBS Commercial Mortgage Trust 2013-VN05 A 3.369% due 3/13/2035(3)	2,000,000	2,036,519
2013-VN05 B 3.584% due 3/13/2035(1)(2)(3)	6,500,000	6,631,294

Citigroup Commercial Mortgage Trust 2014-GC21 A5 3.855% due 5/10/2047	1,700,000	1,786,006

CityLine Commercial Mortgage Trust 2016-CLNE C 2.778% due 11/10/2031(1)(2)(3)	1,000,000	1,009,734

Commercial Mortgage Trust 2013-WWP B 3.726% due 3/10/2031(3)	3,075,000	3,159,687
2013-WWP C 3.544% due 3/10/2031(3)	3,500,000	3,589,295
2013-WWP D 3.898% due 3/10/2031(3)	1,767,000	1,818,424
2014-UBS3 A4 3.819% due 6/10/2047	1,550,000	1,627,905
2015-CR23 A4 3.497% due 5/10/2048	2,500,000	2,635,326

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

December 31, 2021	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)

GS Mortgage Securities Corp. II 2005-ROCK A 5.366% due 5/3/2032(3)	$1,700,000	$1,889,729

GS Mortgage Securities Trust 2013-GC16 A4 4.271% due 11/10/2046	1,410,000	1,474,429

Hudson Yards Mortgage Trust 2016-10HY A 2.835% due 8/10/2038(3)	600,000	622,494

JP Morgan Chase Commercial Mortgage Securities Trust 2012-C6 A3 3.507% due 5/15/2045	762,028	762,129

ONE Park Mortgage Trust 2021-PARK A 0.81% due 3/15/2036(1)(2)(3)	1,500,000	1,488,144

Wells Fargo Commercial Mortgage Trust 2021-SAVE A 1.26% due 2/15/2040(1)(2)(3)	636,315	636,349

WFRBS Commercial Mortgage Trust 2014-C19 AS 4.271% due 3/15/2047	1,000,000	1,047,475

Total Non–Agency Mortgage–Backed Securities (Cost $34,985,930)		34,763,652
U.S. Government Agencies – 13.1%

Federal Farm Credit Banks Funding Corp. 1.60% due 1/21/2022	6,750,000	6,754,657
1.21% due 3/3/2025	5,000,000	5,011,800
0.50% due 7/2/2025	4,100,000	4,002,215

Federal Home Loan Banks 1.375% due 2/17/2023	6,490,000	6,560,741
2.50% due 12/9/2022	3,950,000	4,028,250
1.25% due 6/9/2028	5,500,000	5,394,565
0.875% due 6/12/2026	3,000,000	2,946,000

Federal National Mortgage Association 0.50% due 11/7/2025	1,300,000	1,267,474

Total U.S. Government Agencies (Cost $36,402,230)		35,965,702
U.S. Government Securities – 39.1%

U.S. Treasury Note 0.125% due 1/31/2023	3,810,000	3,796,903
0.125% due 4/30/2023	9,500,000	9,447,305
0.375% due 1/31/2026	3,000,000	2,903,437
0.875% due 11/15/2030	500,000	475,469
1.375% due 11/15/2031	15,500,000	15,306,250
1.50% due 9/30/2024	40,600,000	41,247,062
1.625% due 11/30/2026	26,300,000	26,760,250
2.00% due 4/30/2024	4,400,000	4,519,281
2.00% due 8/15/2025	2,650,000	2,733,227

Total U.S. Government Securities (Cost $106,784,730)		107,189,184

December 31, 2021	Principal Amount	Value
Short–Term Investment – 0.6%
Repurchase Agreements – 0.6%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $1,514,921, due 1/3/2022(4)	$1,514,921	$1,514,921

Total Repurchase Agreements (Cost $1,514,921)		1,514,921

Total Investments(5) – 99.5% (Cost $273,744,817)		272,600,823

Assets in excess of other liabilities(6) – 0.5%		1,306,815

Total Net Assets – 100.0%		$273,907,638

(1)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2021.
(3)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2021, the aggregate market value of these securities amounted to $31,123,468, representing 11.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$1,551,600	$1,545,297

(5)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

(6)	Assets in excess of other liabilities include net unrealized depreciation on futures contracts as follows:

Open futures contracts at December 31, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 5-Year Treasury Note	March 2022	602	Long	$72,957,029	$72,827,891	$(129,138)
U.S. Long Bond	March 2022	17	Long	2,695,899	2,727,437	31,538
U.S. Ultra 10-Year Treasury Note	March 2022	13	Long	1,878,791	1,903,687	24,896
Total				$77,531,719	$77,459,015	$(72,704)

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 10-Year Treasury Note	March 2022	354	Short	$(45,975,621)	$(46,185,938)	$(210,317)
U.S. Ultra Bond	March 2022	5	Short	(987,764)	(985,625)	2,139
Total				$(46,963,385)	$(47,171,563)	$(208,178)

Legend:

CLO — Collateralized Loan Obligation

LIBOR — London Interbank Offered Rate

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Agency Mortgage–Backed Securities	$—	$80,382,418	$—	$80,382,418
Asset–Backed Securities	—	9,798,787	—	9,798,787
Corporate Bonds & Notes	—	2,986,159	—	2,986,159
Non–Agency Mortgage–Backed Securities	—	34,763,652	—	34,763,652
U.S. Government Agencies	—	35,965,702	—	35,965,702
U.S. Government Securities	—	107,189,184	—	107,189,184
Repurchase Agreements	—	1,514,921	—	1,514,921
Total	$—	$272,600,823	$—	$272,600,823
Other Financial Instruments
Futures Contracts
Assets	$58,573	$—	$—	$58,573
Liabilities	(339,455)	—	—	(339,455)
Total	$(280,882)	$—	$—	$(280,882)

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$272,600,823

Interest receivable	702,849

Receivable for variation margin on futures contracts	605,034

Cash deposits with brokers for futures contracts	310,118

Reimbursement receivable from adviser	7,973

Receivable for fund shares subscribed	1,139

Prepaid expenses	8,664

Total Assets	274,236,600

Liabilities

Investment advisory fees payable	110,453

Payable for fund shares redeemed	92,629

Distribution fees payable	58,751

Accrued audit fees	21,542

Accrued custodian and accounting fees	12,844

Accrued trustees’ and officers’ fees	1,472

Accrued expenses and other liabilities	31,271

Total Liabilities	328,962

Total Net Assets	$273,907,638

Net Assets Consist of:

Paid-in capital	$266,793,211

Distributable earnings	7,114,427

Total Net Assets	$273,907,638

Investments, at Cost	$273,744,817

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	26,659,806

Net Asset Value Per Share	$10.27

Statement of Operations For the Year Ended December 31, 2021
Investment Income

Dividends	$25,279

Interest	3,746,788

Total Investment Income	3,772,067

Expenses

Investment advisory fees	1,306,503

Distribution fees	694,949

Trustees’ and officers’ fees	73,819

Professional fees	70,640

Custodian and accounting fees	39,341

Administrative fees	36,215

Shareholder reports	18,463

Transfer agent fees	13,037

Other expenses	19,874

Total Expenses	2,272,841

Less: Fees waived	(187,996)

Total Expenses, Net	2,084,845

Net Investment Income/(Loss)	1,687,222

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	(688,058)

Net realized gain/(loss) from futures contracts	(704,892)

Net change in unrealized appreciation/(depreciation) on investments	(6,842,795)

Net change in unrealized appreciation/(depreciation) on futures contracts	(276,903)

Net Loss on Investments and Derivative Contracts	(8,512,648)

Net Decrease in Net Assets Resulting From Operations	$(6,825,426)

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/21	For the Year Ended 12/31/20

Operations

Net investment income/(loss)	$1,687,222	$2,192,032

Net realized gain/(loss) from investments and derivative contracts	(1,392,950)	5,340,557

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	(7,119,698)	6,461,613

Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,825,426)	13,994,202

Capital Share Transactions

Proceeds from sales of shares	61,933,777	47,145,403

Cost of shares redeemed	(44,390,560)	(67,953,077)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	17,543,217	(20,807,674)

Net Increase/(Decrease) in Net Assets	10,717,791	(6,813,472)

Net Assets

Beginning of year	263,189,847	270,003,319

End of year	$273,907,638	$263,189,847

Other Information:

Shares

Sold	5,929,472	4,511,741

Redeemed	(4,268,018)	(6,517,685)

Net Increase/(Decrease)	1,661,454	(2,005,944)

10	The accompanying notes are an integral part of these financial statements.

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11

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past six reporting periods (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)	Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/21	$10.53	$0.06	$(0.32)	$(0.26)	$10.27	(2.47)%

Year Ended 12/31/20	10.00	0.09	0.44	0.53	10.53	5.30%

Period Ended 12/31/19(4)	10.00	0.02	(0.02)	0.00	10.00	0.00	%(5)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$273,908	0.75%		0.82%		0.61%		0.54%		64%

263,190	0.75%		0.84%		0.84%		0.75%		76%

270,003	0.70%	(5)	0.89%	(5)	1.29%	(5)	1.10%	(5)	31%	(5)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 21, 2019.

(5)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian U.S. Government Securities VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, (iii) to enhance potential return, or (iv) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

There were no credit default swaps held as of December 31, 2021.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2021.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.47% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.75% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2021, Park Avenue waived fees and/or paid Fund expenses in the amount of $187,996.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the

Fund’s average daily net assets. For the year ended December 31, 2021, the Fund paid distribution fees in the amount of $694,949 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2021, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$19,948,862	$178,963,929
Sales	35,403,182	138,706,342

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

f. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2021, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. LIBOR Replacement Risk The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of a Fund’s investments, or the value or return on certain other fund investments. As a result, LIBOR may be

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

relevant to, and directly affect, a Fund’s performance. In July 2017, the Chief Executive of the UK Financial Conduct Authority (the “FCA”) announced that the FCA would no longer persuade nor compel banks to submit rates for the calculation of LIBOR after 2021. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative, immediately after December 31, 2021, for all four non-U.S. dollar LIBORs (British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and for oneweek and two-month U.S. dollar LIBOR settings, and immediately after June 30, 2023 for the remaining U.S. dollar LIBOR settings, including three-month U.S. dollar LIBOR. In addition, in connection with supervisory guidance from regulators, some regulated entities will cease to enter into most new LIBOR contracts after January 1, 2022. Although a Fund may continue to invest in instruments that reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing, new LIBOR assets may no longer be available. Regulators and market participants have been working together to identify or develop successor reference rates and how the calculation of associated spreads (i.e., the amounts above the relevant reference rates paid by borrowers in the market) (if any) should be adjusted. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. In addition, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR, reduced values of LIBOR related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

j. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2021 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN U.S. GOVERNMENT SECURITIES VIP FUND

amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2021, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

Interest Rate Contracts
Asset Derivatives
Futures Contracts[1]	$58,573
Liability Derivatives
Futures Contracts[1]	$(339,455)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2021 were as follows:

Interest Rate Contracts
Net Realized Gain (Loss)
Futures Contracts[1]	$(704,892)
Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[2]	$(276,903)
Average Number of Notional Amounts
Futures Contracts[3]	672

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[3]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the

Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the year ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

20

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian U.S. Government Securities VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian U.S. Government Securities VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016-2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

26

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10527

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian Multi-Sector Bond VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Multi-Sector Bond VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of Park Avenue Institutional Advisers LLC as of the date of this report and are subject to change without notice. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN MULTI-SECTOR BOND VIP FUND

FUND COMMENTARY OF PARK AVENUE INSTITUTIONAL ADVISERS LLC, MANAGER (UNAUDITED)

Highlights

•	Guardian Multi-Sector Bond VIP Fund (the “Fund”) returned 0.00%, outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index[1] (the “Index”), for the year ended December 31, 2021.

•	The Index returned -1.54% for the same period.

Market Overview

Throughout 2021 the U.S. Federal Reserve (the “Fed”) generally supported the sometimes-overheated market for traditionally risky assets, particularly stocks.

The Standard & Poor’s 500® Index2, returned 28.71% for the year. In fixed income, where riskier assets also outperformed, the Bloomberg U.S. Corporate High Yield Bond Index3 returned 5.3% for the year. Leveraged loans also outperformed in contrast with negative returns for most major fixed income indexes. The 10-year Treasury returned -3.6% for the year.

Even as the Fed began to shift its focus from stimulus to inflation control late in the year, the Fed exerted meaningful influence in its support of the markets. Fed stimulus combined with strong economic growth and falling unemployment rates to help some key segments of the securities markets repelled the damage from COVID-19 infections, spiking inflation, labor shortages, political gridlock, and supply chain disruptions.

Portfolio Review

Out-of-index allocations to high yield bonds and leveraged loans were the chief contributors to the Fund’s outperformance relative to the Index. An underweight in mortgage-backed securities also contributed to the Fund’s relative performance. Yield curve positioning, duration and security selection in BBB-rated corporate bonds with maturities of 10 to 25 years detracted from relative performance.

An overweight in corporate debt relative to the Index has long been a mainstay of our strategy, and while we did not view strongly defensive portfolio positioning as warranted, we adjusted our risk exposures within this sector in the fourth quarter of 2021, largely by favoring less-volatile sectors within investment grade corporate bonds. We also brought duration more in line with the Index in the second half of 2021.

High yield bonds and leveraged loans continue to generate attractive yields. In addition, since the adjustable rates on loans increase as market rates rise, we believe that the Fund’s holdings in loans also may provide some protection against interest rate increases. Default rates, which are key in high yield and leveraged loan investing, remain exceptionally low; and high yield bonds were less volatile than equities as risks increased toward the end of the year.

In contrast, given uncertainty about rising interest rates and the potential for rate volatility, we would expect to find U.S. Treasurys and mortgage-backed securities less appealing.

Outlook

At this time, we believe that rich asset valuations by themselves seem unlikely to reverse the market’s largely optimistic tone, especially given the amount of cash that appears to be available for investment. Therefore, we still see opportunity in carefully selected corporate debt and certain sections of the yield curve.

However, we believe that inflation, rising interest rates, and the Omicron variant of the COVID-19 virus may intensify economic and investment risks in the short to medium term.

In our view, the development most capable of causing a severe market upheaval would be any indication that a major central bank was behaving erratically or ineffectively. We believe that with a strong and predictable hand from central banks and a thoughtful approach to increased market risks, there is still more upside than downside potential in some traditionally riskier segments of the market.

[1]

The Bloomberg U.S. Aggregate Bond Index (the “Index”) is an index of U.S. dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

[3]

The Bloomberg U.S. Corporate High Yield Bond Index (the “High Yield Index”) is generally considered to be representative of the investable universe of the U.S. dollar-denominated high-yield debt market. You may not invest in the High Yield Index and, unlike the Fund, the High Yield Index does not incur fees or expenses.

1

GUARDIAN MULTI-SECTOR BOND VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $315,505,124

Bond Sector Allocation[1] As of December 31, 2021

Bond Quality Allocation[2] As of December 31, 2021

2

GUARDIAN MULTI-SECTOR BOND VIP FUND

Top Ten Holdings[1] As of December 31, 2021

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
SPDR Blackstone Senior Loan ETF	—	—	4.82%
Invesco Senior Loan ETF	—	—	4.76%
U.S. Treasury Note	1.500%	9/30/2024	3.93%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/2028	2.41%
NXP B.V. / NXP Funding LLC / NXP USA, Inc.	3.400%	5/1/2030	2.37%
Ovintiv Exploration, Inc.	5.375%	1/1/2026	2.29%
Chubb INA Holdings, Inc.	1.375%	9/15/2030	2.21%
Credit Suisse Group AG	3.869%	1/12/2029	2.20%
Waste Connections, Inc.	2.600%	2/1/2030	1.99%
CNA Financial Corp.	2.050%	8/15/2030	1.78%
Total			28.76%

[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

3

GUARDIAN MULTI-SECTOR BOND VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Multi-Sector Bond VIP Fund	10/21/2019	0.00%	—	—	3.30%
Bloomberg U.S. Aggregate Bond Index		-1.54%	—	—	2.86%

Results of a Hypothetical $10,000 Investment As of December 31, 2021

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Multi-Sector Bond VIP Fund and the Bloomberg U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return	$ 1,000.00	$ 998.10	$4.28	0.85%
Based on Hypothetical Return (5% Return Before Expenses)	$ 1,000.00	$1,020.92	$4.33	0.85%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2021	Principal Amount	Value
Asset–Backed Securities – 6.0%

AIMCO CLO 2017-AA DR 3.282% (LIBOR 3 Month + 3.15%) due 4/20/2034(1)(2)	$1,800,000	$1,807,663

AIMCO CLO 14 Ltd. 2021-14A D 3.032% (LIBOR 3 Month + 2.90%) due 4/20/2034(1)(2)	2,000,000	1,996,982

Ares XXXIV CLO Ltd. 2015-2A BR2 1.722% (LIBOR 3 Month + 1.60%) due 4/17/2033(1)(2)	300,000	302,403

Battalion CLO XIX Ltd. 2021-19A D 3.374% (LIBOR 3 Month + 3.25%) due 4/15/2034(1)(2)	2,000,000	1,996,980

BlueMountain CLO Ltd. 2014-2A BR2 1.882% (LIBOR 3 Month + 1.75%) due 10/20/2030(1)(2)	600,000	598,168

CIFC Funding Ltd. 2013-4A BRR 1.735% (LIBOR 3 Month + 1.60%) due 4/27/2031(1)(2)	1,200,000	1,196,640

Commonbond Student Loan Trust 2021-AGS A 1.20% due 3/25/2052(1)	708,605	701,297

DB Master Finance LLC 2021-1A A2II 2.493% due 11/20/2051(1)	950,000	943,611

Elmwood CLO IX Ltd. 2021-2A C 2.039% (LIBOR 3 Month + 1.90%) due 7/20/2034(1)(2)	1,000,000	999,492

Greywolf CLO II Ltd. 2013-1A C2RR 4.324% (LIBOR 3 Month + 4.20%) due 4/15/2034(1)(2)	2,400,000	2,396,362

ICG U.S. CLO Ltd. 2018-2A B 1.878% (LIBOR 3 Month + 1.75%) due 7/22/2031(1)(2)	1,500,000	1,497,808

Neuberger Berman CLO XVII Ltd. 2014-17A BR2 1.628% (LIBOR 3 Month + 1.50%) due 4/22/2029(1)(2)	1,400,000	1,393,840

Octagon Investment Partners 50 Ltd. 2020-4A DR 3.273% (LIBOR 3 Month + 3.15%) due 1/15/2035(1)(2)	400,000	399,398

OHA Credit Funding 2 Ltd. 2019-2A CR 2.33% (LIBOR 3 Month + 2.20%) due 4/21/2034(1)(2)	1,800,000	1,795,500

Voya CLO Ltd. 2016-3A A3R 1.872% (LIBOR 3 Month + 1.75%) due 10/18/2031(1)(2)	835,000	832,745

Total Asset–Backed Securities (Cost $18,867,658)		18,858,889

December 31, 2021	Principal Amount	Value
Corporate Bonds & Notes – 71.0%

Aerospace & Defense – 1.8%

The Boeing Co. 3.75% due 2/1/2050	$800,000	$828,968
5.15% due 5/1/2030	4,100,000	4,783,716

		5,612,684
Airlines – 1.0%

American Airlines, Inc. 11.75% due 7/15/2025(1)	2,600,000	3,232,476

		3,232,476
Auto Manufacturers – 3.2%

Ford Motor Co. 9.625% due 4/22/2030	875,000	1,278,786

Ford Motor Credit Co. LLC 4.00% due 11/13/2030	2,190,000	2,355,039
4.125% due 8/17/2027	1,000,000	1,079,500

General Motors Co. 5.95% due 4/1/2049	500,000	683,790

General Motors Financial Co., Inc. 3.60% due 6/21/2030	2,500,000	2,665,500

Nissan Motor Co. Ltd. 4.81% due 9/17/2030(1)	1,900,000	2,126,214

		10,188,829
Beverages – 0.6%

Constellation Brands, Inc. 4.10% due 2/15/2048	1,700,000	1,925,403

		1,925,403
Building Materials – 0.5%

Cornerstone Building Brands, Inc. 6.125% due 1/15/2029(1)	1,500,000	1,600,170

		1,600,170
Chemicals – 1.5%

Nutrien Ltd. 2.95% due 5/13/2030	4,600,000	4,851,712

		4,851,712
Commercial Banks – 4.6%

Bank of America Corp. 2.687% (2.687% fixed rate until 4/22/2031; SOFR + 1.32% thereafter) due 4/22/2032(2)	2,500,000	2,539,375
2.831% (2.831% fixed rate until 10/24/2050; SOFR + 1.88% thereafter) due 10/24/2051(2)	1,800,000	1,765,008

Credit Suisse Group AG
3.869% (3.869% fixed rate until 1/12/2028; LIBOR 3 Month + 1.41% thereafter) due 1/12/2029(1)(2)	6,500,000	6,956,690

Morgan Stanley 2.484% (2.484% fixed rate until 9/16/2031; SOFR + 1.36% thereafter) due 9/16/2036(2)	2,100,000	2,021,397
3.217% (3.217% fixed rate until 4/22/2041; SOFR + 1.49% thereafter) due 4/22/2042(2)	1,300,000	1,363,414

		14,645,884

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2021	Principal Amount	Value
Commercial Services – 0.5%

Team Health Holdings, Inc. 6.375% due 2/1/2025(1)	$500,000	$470,590

The Hertz Corp. 5.00% due 12/1/2029(1)	1,000,000	1,002,620

		1,473,210
Diversified Financial Services – 5.3%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.00% due 10/29/2028	7,500,000	7,612,425

Air Lease Corp. 3.00% due 2/1/2030	1,700,000	1,704,182
4.625% due 10/1/2028	4,000,000	4,417,080

Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 2.625% due 10/15/2031	3,000,000	2,962,260

		16,695,947
Electric – 1.1%

Ameren Illinois Co. 4.50% due 3/15/2049	1,350,000	1,724,692

Duke Energy Corp. 3.50% due 6/15/2051	1,200,000	1,247,436

Pacific Gas and Electric Co. 3.50% due 8/1/2050	400,000	373,940

		3,346,068
Entertainment – 0.9%

Affinity Gaming 6.875% due 12/15/2027(1)	2,000,000	2,092,500

Premier Entertainment Sub LLC / Premier Entertainment Finance Corp. 5.625% due 9/1/2029(1)	200,000	198,680
5.875% due 9/1/2031(1)	400,000	401,752

		2,692,932
Environmental Control – 2.0%

Waste Connections, Inc. 2.60% due 2/1/2030	6,150,000	6,265,066

		6,265,066
Food – 0.7%

Post Holdings, Inc. 5.75% due 3/1/2027(1)	1,000,000	1,034,130

The Kroger Co. 1.70% due 1/15/2031	1,300,000	1,234,857

		2,268,987
Food Service – 0.3%

Aramark Services, Inc. 6.375% due 5/1/2025(1)	1,000,000	1,045,180

		1,045,180
Healthcare-Products – 0.2%

Mozart Debt Merger Sub, Inc. 5.25% due 10/1/2029(1)	675,000	685,510

		685,510

December 31, 2021	Principal Amount	Value
Healthcare-Services – 1.1%

Surgery Center Holdings, Inc. 10.00% due 4/15/2027(1)	$2,200,000	$2,339,018

Tenet Healthcare Corp. 6.75% due 6/15/2023	1,000,000	1,069,940

		3,408,958
Home Builders – 0.7%

NVR, Inc. 3.00% due 5/15/2030	2,000,000	2,077,800

		2,077,800
Housewares – 0.5%

SWF Escrow Issuer Corp. 6.50% due 10/1/2029(1)	1,750,000	1,680,875

		1,680,875
Insurance – 4.4%

Chubb INA Holdings, Inc. 1.375% due 9/15/2030	7,400,000	6,968,950

CNA Financial Corp. 2.05% due 8/15/2030	5,810,000	5,631,865

Liberty Mutual Group, Inc. 3.951% due 10/15/2050(1)	1,250,000	1,386,888

		13,987,703
Internet – 1.7%

Expedia Group, Inc. 2.95% due 3/15/2031	5,300,000	5,301,537

		5,301,537
Leisure Time – 1.4%

Life Time, Inc. 5.75% due 1/15/2026(1)	2,000,000	2,079,860

Viking Cruises Ltd. 13.00% due 5/15/2025(1)	1,965,000	2,223,673

		4,303,533
Lodging – 2.6%

Boyd Gaming Corp. 4.75% due 12/1/2027	1,500,000	1,541,775

Marriott International, Inc. 2.85% due 4/15/2031	5,100,000	5,087,862

MGM Resorts International 5.50% due 4/15/2027	1,500,000	1,608,030

		8,237,667
Machinery-Construction & Mining – 1.2%

Caterpillar, Inc. 1.90% due 3/12/2031	3,400,000	3,379,328
3.25% due 4/9/2050	400,000	442,088

		3,821,416
Media – 5.6%

AMC Networks, Inc. 4.25% due 2/15/2029	2,000,000	1,991,400

Audacy Capital Corp. 6.75% due 3/31/2029(1)	1,500,000	1,465,665

Comcast Corp. 1.50% due 2/15/2031	700,000	659,470
2.45% due 8/15/2052	1,100,000	985,292

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2021	Principal Amount	Value
Media (continued)

CSC Holdings LLC 5.75% due 1/15/2030(1)	$500,000	$499,930
7.50% due 4/1/2028(1)	1,500,000	1,610,340

Gray Television, Inc. 7.00% due 5/15/2027(1)	2,000,000	2,138,320

iHeartCommunications, Inc. 5.25% due 8/15/2027(1)	2,100,000	2,183,748

Scripps Escrow, Inc. 5.875% due 7/15/2027(1)	1,425,000	1,497,333

Sinclair Television Group, Inc. 5.50% due 3/1/2030(1)	1,750,000	1,702,855

Sirius XM Radio, Inc. 5.50% due 7/1/2029(1)	2,000,000	2,157,460

TEGNA, Inc. 5.00% due 9/15/2029	500,000	512,750

Univision Communications, Inc. 4.50% due 5/1/2029(1)	200,000	202,530

		17,607,093
Oil & Gas – 5.6%

Antero Resources Corp. 7.625% due 2/1/2029(1)	1,043,000	1,161,787
8.375% due 7/15/2026(1)	696,000	792,333

BP Capital Markets America, Inc. 3.06% due 6/17/2041	900,000	910,098

Cenovus Energy, Inc. 2.65% due 1/15/2032	1,100,000	1,077,307
4.25% due 4/15/2027	1,000,000	1,091,280
5.40% due 6/15/2047	1,000,000	1,244,620

Hess Corp. 4.30% due 4/1/2027	3,250,000	3,545,198

Marathon Oil Corp. 4.40% due 7/15/2027	600,000	658,314

Ovintiv Exploration, Inc. 5.375% due 1/1/2026	6,500,000	7,213,050

		17,693,987
Oil & Gas Services – 0.2%

TechnipFMC PLC 6.50% due 2/1/2026(1)	700,000	747,985

		747,985
Packaging & Containers – 1.8%

Amcor Flexibles North America, Inc. 2.69% due 5/25/2031	5,500,000	5,565,175

		5,565,175
Pharmaceuticals – 1.4%

AbbVie, Inc. 4.25% due 11/21/2049	1,600,000	1,920,944

Bausch Health Cos., Inc. 5.25% due 1/30/2030(1)	2,000,000	1,768,360
6.125% due 4/15/2025(1)	815,000	831,854

		4,521,158
Pipelines – 2.3%

Boardwalk Pipelines LP 3.40% due 2/15/2031	4,100,000	4,230,052

December 31, 2021	Principal Amount	Value
Pipelines (continued)

ONEOK, Inc. 3.40% due 9/1/2029	$1,600,000	$1,658,144
4.45% due 9/1/2049	900,000	994,455

The Williams Cos., Inc. 4.85% due 3/1/2048	380,000	462,597

		7,345,248
Real Estate Investment Trusts – 4.2%

Duke Realty LP 2.25% due 1/15/2032	3,800,000	3,720,922

Essex Portfolio LP 2.65% due 3/15/2032	1,200,000	1,207,176

Life Storage LP 2.40% due 10/15/2031	2,600,000	2,557,308

Simon Property Group LP 2.20% due 2/1/2031	5,700,000	5,585,829

		13,071,235
Retail – 2.5%

PetSmart, Inc. / PetSmart Finance Corp. 7.75% due 2/15/2029(1)	3,000,000	3,275,130

Ross Stores, Inc. 1.875% due 4/15/2031	2,885,000	2,761,291

The Michaels Cos., Inc. 7.875% due 5/1/2029(1)	2,000,000	1,971,760

		8,008,181
Semiconductors – 4.0%

Broadcom, Inc. 2.45% due 2/15/2031(1)	5,100,000	4,983,159

NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.40% due 5/1/2030(1)	7,000,000	7,464,240

		12,447,399
Software – 1.7%

VMware, Inc. 2.20% due 8/15/2031	5,300,000	5,209,423

		5,209,423
Telecommunications – 3.7%

Frontier Communications Holdings LLC 5.00% due 5/1/2028(1)	2,000,000	2,063,440

Level 3 Financing, Inc. 4.625% due 9/15/2027(1)	1,000,000	1,021,560

Sprint Corp. 7.625% due 3/1/2026	500,000	599,550

T-Mobile USA, Inc. 3.50% due 4/15/2031	2,990,000	3,112,590
4.75% due 2/1/2028	1,000,000	1,052,730

Verizon Communications, Inc. 2.355% due 3/15/2032(1)	3,900,000	3,846,531

		11,696,401
Transportation – 0.2%

Cargo Aircraft Management, Inc. 4.75% due 2/1/2028(1)	750,000	764,340

		764,340

Total Corporate Bonds & Notes (Cost $223,659,338)		224,027,172

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2021	Principal Amount	Value
Non–Agency Mortgage–Backed Securities – 5.3%

BANK 2019-BN24 AS 3.283% due 11/15/2062(2)(3)	$1,412,000	$1,495,911

BB-UBS Trust 2012-SHOW A 3.43% due 11/5/2036(1)	1,200,000	1,242,997

Benchmark Mortgage Trust 2019-B12 AS 3.419% due 8/15/2052	4,500,000	4,811,104

Citigroup Commercial Mortgage Trust 2016-C3 AS 3.366% due 11/15/2049(2)(3)	1,000,000	1,052,343

Jackson Park Trust 2019-LIC B 2.914% due 10/14/2039(1)	640,000	644,264

JPMCC Commercial Mortgage Securities Trust 2017-JP5 B 4.077% due 3/15/2050(2)(3)	625,000	671,874

Morgan Stanley Capital I Trust 2020-L4 AS 2.88% due 2/15/2053	1,000,000	1,046,888

NYC Commercial Mortgage Trust 2021-909 C 3.206% due 4/10/2043(1)(2)(3)	385,000	388,289

ONE Park Mortgage Trust 2021-PARK B 1.06% due 3/15/2036(1)(2)(3)	1,000,000	990,646

SLG Office Trust 2021-OVA A 2.585% due 7/15/2041(1)	1,600,000	1,640,362

Stack Infrastructure Issuer LLC 2021-1A A2 1.877% due 3/26/2046(1)	750,000	743,425

Wells Fargo Commercial Mortgage Trust 2017-C42 B 4.002% due 12/15/2050(2)(3)	500,000	537,870

WFRBS Commercial Mortgage Trust 2014-C19 AS 4.271% due 3/15/2047	1,500,000	1,571,213

Total Non–Agency Mortgage–Backed Securities (Cost $16,848,710)		16,837,186
U.S. Government Securities – 5.3%

U.S. Treasury Note 1.25% due 5/31/2028	1,900,000	1,882,039
1.50% due 9/30/2024	12,200,000	12,394,437
1.625% due 8/15/2029	100,000	101,469
1.625% due 5/15/2031	2,400,000	2,430,750

Total U.S. Government Securities (Cost $16,626,600)		16,808,695

December 31, 2021	Shares	Value
Exchange–Traded Funds – 9.6%

Invesco Senior Loan ETF	680,000	$15,028,000

SPDR Blackstone Senior Loan ETF	333,000	15,194,790

Total Exchange–Traded Funds (Cost $30,448,995)		30,222,790

	Principal Amount	Value
Short–Term Investment – 0.4%
Repurchase Agreements – 0.4%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $1,134,070, due 1/3/2022(4)	$1,134,070	1,134,070

Total Repurchase Agreements (Cost $1,134,070)		1,134,070

Total Investments(5) – 97.6% (Cost $307,585,371)		307,888,802

Assets in excess of other liabilities(6) – 2.4%		7,616,322

Total Net Assets – 100.0%		$315,505,124

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2021, the aggregate market value of these securities amounted to $99,216,358, representing 31.4% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2021.
(3)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$1,161,500	$1,156,782

(5)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

(6)	Assets in excess of other liabilities include net unrealized depreciation on futures contracts and centrally cleared swap contracts as follows:

Open futures contracts at December 31, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	March 2022	104	Long	$22,730,000	$22,689,875	$(40,125)
U.S. 5-Year Treasury Note	March 2022	192	Long	23,239,940	23,227,500	(12,440)
U.S. Long Bond	March 2022	143	Long	22,854,164	22,942,563	88,399
U.S. Ultra Bond	March 2022	156	Long	30,704,981	30,751,500	46,519
Total				$99,529,085	$99,611,438	$82,353

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	March 2022	233	Short	$(30,283,557)	$(30,399,219)	$(115,662)
U.S. Ultra 10-Year Treasury Note	March 2022	365	Short	(52,952,110)	(53,449,687)	(497,577)
Total				$(83,235,667)	$(83,848,906)	$(613,239)

Centrally cleared credit default swap agreements — buy protection(7):

Reference Entity	Implied Credit Spread at 12/31/21(8)	Notional(9)	Maturity	(Pay)/Receive Fixed Rate	Periodic Payment Frequency	Upfront Payments Made	Value	Unrealized Depreciation
CDX.NA.HY.37	2.92%	USD 64,000,000	12/20/2026	(5.00)%	Quarterly	$(5,658,065)	$(5,890,106)	$(232,041)

(7)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

(8)

Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(9)

The notional amount represents the maximum potential amount the Fund could receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

Legend:

CLO — Collateralized Loan Obligation

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset–Backed Securities	$—	$18,858,889	$—	$18,858,889
Corporate Bonds & Notes	—	224,027,172	—	224,027,172
Non–Agency Mortgage–Backed Securities	—	16,837,186	—	16,837,186
U.S. Government Securities	—	16,808,695	—	16,808,695
Exchange–Traded Funds	30,222,790	—	—	30,222,790
Repurchase Agreements	—	1,134,070	—	1,134,070
Total	$30,222,790	$277,666,012	$—	$307,888,802
Other Financial Instruments
Futures Contracts
Assets	$134,918	$—	$—	$134,918
Liabilities	(665,804)	—	—	(665,804)
Swap Contracts
Liabilities	—	(232,041)	—	(232,041)
Total	$(530,886)	$(232,041)	$—	$(762,927)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$307,888,802

Cash	210

Receivable for variation margin on swap contracts	6,039,391

Interest receivable	2,659,904

Cash deposits with brokers for futures contracts	1,029,229

Receivable for investments sold	754,827

Receivable for variation margin on futures contracts	623,384

Prepaid expenses	10,102

Total Assets	319,005,849

Liabilities

Cash due to broker for swap contracts	3,068,242

Payable for fund shares redeemed	146,351

Investment advisory fees payable	140,553

Distribution fees payable	67,574

Accrued audit fees	21,542

Accrued custodian and accounting fees	19,931

Accrued trustees’ and officers’ fees	1,627

Accrued expenses and other liabilities	34,905

Total Liabilities	3,500,725

Total Net Assets	$315,505,124

Net Assets Consist of:

Paid-in capital	$294,752,981

Distributable earnings	20,752,143

Total Net Assets	$315,505,124

Investments, at Cost	$307,585,371

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	29,364,956

Net Asset Value Per Share	$10.74

Statement of Operations For the Year Ended December 31, 2021
Investment Income

Dividends	$880,579

Interest	8,305,242

Total Investment Income	9,185,821

Expenses

Investment advisory fees	1,670,396

Distribution fees	803,075

Trustees’ and officers’ fees	85,721

Professional fees	76,394

Custodian and accounting fees	55,685

Administrative fees	44,165

Shareholder reports	19,218

Transfer agent fees	14,050

Other expenses	22,578

Total Expenses	2,791,282

Net Investment Income/(Loss)	6,394,539

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	3,940,892

Net realized gain/(loss) from futures contracts	1,593,802

Net realized gain/(loss) from swap contracts	578,536

Net change in unrealized appreciation/(depreciation) on investments	(11,909,126)

Net change in unrealized appreciation/(depreciation) on futures contracts	(153,066)

Net change in unrealized appreciation/(depreciation) on swap contracts	(232,041)

Net Loss on Investments and Derivative Contracts	(6,181,003)

Net Increase in Net Assets Resulting From Operations	$213,536

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/21	For the Year Ended 12/31/20

Operations

Net investment income/(loss)	$6,394,539	$4,129,116

Net realized gain/(loss) from investments and derivative contracts	6,113,230	3,534,079

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	(12,294,233)	11,971,860

Net Increase in Net Assets Resulting from Operations	213,536	19,635,055

Capital Share Transactions

Proceeds from sales of shares	58,184,551	40,170,197

Cost of shares redeemed	(49,588,731)	(62,986,425)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	8,595,820	(22,816,228)

Net Increase/(Decrease) in Net Assets	8,809,356	(3,181,173)

Net Assets

Beginning of year	306,695,768	309,876,941

End of year	$315,505,124	$306,695,768

Other Information:

Shares

Sold	5,461,699	3,832,720

Redeemed	(4,641,388)	(6,184,018)

Net Increase/(Decrease)	820,311	(2,351,298)

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)		Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/21	$10.74	$0.21	$(0.21)		$0.00	$10.74	0.00%

Year Ended 12/31/20	10.03	0.14	0.57		0.71	10.74	7.08%

Period Ended 12/31/19(4)	10.00	0.03	0.00	(5)	0.03	10.03	0.30%	(6)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN MULTI-SECTOR BOND VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$315,505	0.87%		0.87%		1.99%		1.99%		172%

306,696	0.89%		0.89%		1.38%		1.38%		163%

309,877	0.93%	(6)	0.93%	(6)	1.33%	(6)	1.33%	(6)	27%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 21, 2019.

(5)	Rounds to $0.00 per share.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Multi-Sector Bond VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks to provide a high current income with a secondary objective of capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, (iii) to enhance potential return, or (iv) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

During the year ended December 31, 2021, the Fund entered into credit default swaps for risk exposure management and to enhance potential return.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2021.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.52% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 1.00% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2021, Park Avenue did not waive any fees or pay any Fund expenses.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund paid distribution fees in the amount of $803,075 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2021, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$531,898,932	$22,988,679
Sales	447,808,816	91,976,165

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2021, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

20

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

i. LIBOR Replacement Risk The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of a Fund’s investments, or the value or return on certain other fund investments. As a result, LIBOR may be relevant to, and directly affect, a Fund’s performance. In July 2017, the Chief Executive of the UK Financial Conduct Authority (the “FCA”) announced that the FCA would no longer persuade nor compel banks to submit rates for the calculation of LIBOR after 2021. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative, immediately after December 31, 2021, for all four non-U.S. dollar LIBORs (British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and for one-week and two-month U.S. dollar LIBOR settings, and immediately after June 30, 2023 for the remaining U.S. dollar LIBOR settings, including three-month U.S. dollar LIBOR. In addition, in connection with supervisory guidance from regulators, some regulated entities will cease to enter into most new LIBOR contracts after January 1, 2022. Although a Fund may continue to invest in instruments that reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing, new LIBOR assets may no longer be available. Regulators and market participants have been working together to identify or develop successor reference rates and how the calculation of associated spreads (i.e., the amounts above the relevant reference rates paid by borrowers in the market) (if any) should be adjusted. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. In addition, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR, reduced values of LIBOR related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

j. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2021 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to

21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2021, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

	Interest Rate Contracts	Credit Default Contracts

Asset Derivatives
Futures Contracts[1]	$134,918	$—

Liability Derivatives
Futures Contracts[1]	$(665,804)	$—
Swap Contracts[2]	—	(232,041)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]

Statement of Assets and Liabilities location: Includes the fair value of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2021 were as follows:

	Interest Rate Contracts	Credit Default Contracts

Net Realized Gain (Loss)
Futures Contracts[1]	$1,593,802	$—
Swap Contracts[2]	—	578,536

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[3]	$(153,066)	$—
Swap Contracts[4]	—	(232,041)

Average Number of Notional Amounts
Futures Contracts[5]	1,156	—
Swap Contracts — Buy/Sell Protection	$—	$11,076,923

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net realized gain/(loss) from swap contracts.
[3]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[4]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on swap contracts.
[5]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the year ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A

22

NOTES TO FINANCIAL STATEMENTS — GUARDIAN MULTI-SECTOR BOND VIP FUND

Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Multi-Sector Bond VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Multi-Sector Bond VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

29

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10525

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian Total Return Bond VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Total Return Bond VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of Park Avenue Institutional Advisers LLC as of the date of this report and are subject to change without notice. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN TOTAL RETURN BOND VIP FUND

FUND COMMENTARY OF

PARK AVENUE INSTITUTIONAL ADVISERS LLC, MANAGER (UNAUDITED)

Highlights

•	Guardian Total Return Bond VIP Fund (the “Fund”) returned -0.84% outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index[1] (the “Index”), for the year ended December 31, 2021.

•	The Index returned -1.54% for the same period.

Market Overview

Throughout 2021 the U.S. Federal Reserve (the “Fed”) generally supported the sometimes-overheated market for traditionally risky assets, particularly stocks.

The Standard & Poor’s 500® Index2, returned 28.71% for the year. In fixed income, where riskier assets also outperformed, the Bloomberg U.S. Corporate High Yield Bond Index3 returned 5.3% for the year. Leveraged loans also outperformed in contrast with negative returns for most major fixed income indexes. The 10-year Treasury returned -3.6% for the year.

Even as the Fed began to shift its focus from stimulus to inflation control late in the year, the Fed exerted meaningful influence in its support of the markets. Fed stimulus combined with strong economic growth and falling unemployment rates to help some key segments of the securities markets repelled the damage from COVID-19 infections, spiking inflation, labor shortages, political gridlock, and supply chain disruptions.

Portfolio Review

An out-of-index allocation to high yield bonds was the chief contributor to the Fund’s outperformance relative to the Index. An underweight in mortgage-backed securities relative to the Index and an overweight in BBB-rated corporate bonds with maturities of 3 to 10 years also contributed. Duration and security selection in BBB-rated corporate bonds, with maturities of 10 to 25 years, detracted from relative performance.

An overweight in corporate debt relative to the Index has long been a mainstay of our strategy, and while we did not view strongly defensive portfolio positioning as warranted, we adjusted our risk exposures within this sector in the fourth quarter of 2021, largely by favoring less-volatile sectors within investment grade corporate bonds. We also brought duration more in line with the Index in the second half of 2021.

High yield bonds and leveraged loans continue to generate attractive yields. In addition, since the adjustable rates on loans increase as market rates rise, we believe that the Fund’s holdings in loans also may provide some protection against interest rate increases. Default rates, which are key in high yield and leveraged loan investing, remain exceptionally low; and high yield bonds were less volatile than equities as risks increased toward the end of the year.

In contrast, given uncertainty about rising interest rates and the potential for rate volatility, we would expect to find U.S. Treasurys and mortgage-backed securities less appealing.

Outlook

At this time, we believe that rich asset valuations by themselves seem unlikely to reverse the market’s largely optimistic tone, especially given the amount of cash that appears to be available for investment. Therefore, we still see opportunity in carefully selected corporate debt and certain sections of the yield curve.

However, we believe that inflation, rising interest rates, and the Omicron variant of the COVID-19 virus may intensify economic and investment risks in the short to medium term.

In our view, the development most capable of causing a severe market upheaval would be any indication that a major central bank was behaving erratically or ineffectively. We believe that with a strong and predictable hand from central banks and a thoughtful approach to increased market risks, there is still more upside than downside potential in some traditionally riskier segments of the market.

[1]

The Bloomberg U.S. Aggregate Bond Index (the “Index”) is an index of U.S. dollar-denominated, investment-grade U.S. government and corporate securities, and mortgage pass-through securities, and asset-backed securities. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses.

[2]

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

[3]

The Bloomberg U.S. Corporate High Yield Bond Index (the “High Yield Index”) is generally considered to be representative of the investable universe of the U.S. dollar-denominated high-yield debt market. You may not invest in the High Yield Index and, unlike the Fund, the High Yield Index does not incur fees or expenses.

1

GUARDIAN TOTAL RETURN BOND VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $355,202,574

Bond Sector Allocation[1] As of December 31, 2021

Bond Quality Allocation[2] As of December 31, 2021

2

GUARDIAN TOTAL RETURN BOND VIP FUND

Top Ten Holdings[1] As of December 31, 2021

Holding	Coupon Rate	Maturity Date	% of Total Net Assets
U.S. Treasury Note	1.500%	9/30/2024	3.42%
Invesco Senior Loan ETF	—	—	2.95%
SPDR Blackstone Senior Loan ETF	—	—	2.79%
Hess Corp.	4.300%	4/1/2027	2.09%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust	3.000%	10/29/2028	1.85%
Constellation Brands, Inc.	2.875%	5/1/2030	1.80%
U.S. Treasury Bond	2.250%	8/15/2049	1.78%
Air Lease Corp.	4.625%	10/1/2028	1.68%
Simon Property Group LP	2.200%	2/1/2031	1.52%
General Motors Financial Co., Inc.	3.600%	6/21/2030	1.47%
Total			21.35%
[1]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities. Cash includes short-term investments and net other assets and liabilities.
[2]

The Bond Quality Allocation chart displays the percentage of fund assets allocated to each rating. Rating agencies’ independent ratings of individual securities are aggregated by Barclays, and market weights are reported using Standard & Poor’s letter rating conventions. Rating methodology uses the middle rating of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Services, and Fitch Ratings. When a rating from only two of the rating agencies is available, the lower rating is used. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of credit quality. Rating agencies may fail to make timely changes in credit ratings, and an issuer’s current financial condition may be better or worse than a rating indicates. In formulating investment decisions for the Fund, Park Avenue Institutional Advisers LLC develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

3

GUARDIAN TOTAL RETURN BOND VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception
Guardian Total Return Bond VIP Fund	10/21/2019	-0.84%	—	—	2.73%
Bloomberg U.S. Aggregate Bond Index		-1.54%	—	—	2.86%

Results of a Hypothetical $10,000 Investment As of December 31, 2021

The chart above shows the performance of a hypothetical $10,000 investment made on inception date in Guardian Total Return Bond VIP Fund and the Bloomberg U.S. Aggregate Bond Index. Index returns do not include the fees and expenses of the Fund, but do include reinvestment of dividends, if any.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021 to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period* 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return	$ 1,000.00	$ 998.10	$ 3.93	0.78%
Based on Hypothetical Return (5% Return Before Expenses)	$ 1,000.00	$ 1,021.27	$ 3.97	0.78%

*	Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2021	Principal Amount	Value
Asset-Backed Securities – 10.8%

AIMCO CLO 2017-AA DR 3.282% (LIBOR 3 Month + 3.15%) due 4/20/2034(1)(2)	$2,000,000	$2,008,514

AIMCO CLO 14 Ltd. 2021-14A D 3.032% (LIBOR 3 Month + 2.90%) due 4/20/2034(1)(2)	2,200,000	2,196,680

Ares XXXIIR CLO Ltd. 2014-32RA B 1.956% (LIBOR 3 Month + 1.80%) due 5/15/2030(1)(2)	1,200,000	1,181,880

Ares XXXIV CLO Ltd. 2015-2A BR2 1.722% (LIBOR 3 Month + 1.60%) due 4/17/2033(1)(2)	450,000	453,605

Battalion CLO XIX Ltd. 2021-19A D 3.374% (LIBOR 3 Month + 3.25%) due 4/15/2034(1)(2)	2,200,000	2,196,678

Battalion CLO XX Ltd. 2021-20A D 3.238% (LIBOR 3 Month + 3.10%) due 7/15/2034(1)(2)	2,000,000	1,983,924

BlueMountain CLO Ltd. 2014-2A BR2 1.882% (LIBOR 3 Month + 1.75%) due 10/20/2030(1)(2)	800,000	797,557

Carlyle U.S. CLO Ltd. 2017-3A BR 2.132% (LIBOR 3 Month + 2.00%) due 7/20/2029(1)(2)	3,000,000	2,998,488

CIFC Funding Ltd. 2013-4A BRR 1.735% (LIBOR 3 Month + 1.60%) due 4/27/2031(1)(2)	800,000	797,760

Commonbond Student Loan Trust 2021-AGS A 1.20% due 3/25/2052(1)	1,305,325	1,291,864

DB Master Finance LLC 2021-1A A2II 2.493% due 11/20/2051(1)	1,050,000	1,042,938

Elmwood CLO IX Ltd. 2021-2A C 2.039% (LIBOR 3 Month + 1.90%) due 7/20/2034(1)(2)	3,000,000	2,998,476

Greywolf CLO II Ltd. 2013-1A C2RR 4.324% (LIBOR 3 Month + 4.20%) due 4/15/2034(1)(2)	2,700,000	2,695,907

ICG U.S. CLO Ltd. 2018-2A B 1.878% (LIBOR 3 Month + 1.75%) due 7/22/2031(1)(2)	2,500,000	2,496,347

Neuberger Berman CLO XVI-S Ltd. 2017-16SA BR 1.524% (LIBOR 3 Month + 1.40%) due 4/15/2034(1)(2)	1,000,000	999,498

December 31, 2021	Principal Amount	Value
Asset-Backed Securities (continued)

Neuberger Berman CLO XVII Ltd. 2014-17A BR2 1.628% (LIBOR 3 Month + 1.50%) due 4/22/2029(1)(2)	$1,100,000	$1,095,160

Octagon Investment Partners 50 Ltd. 2020-4A DR 3.273% (LIBOR 3 Month + 3.15%) due 1/15/2035(1)(2)	1,100,000	1,098,344

Octagon Loan Funding Ltd. 2014-1A CRR 2.36% (LIBOR 3 Month + 2.20%) due 11/18/2031(1)(2)	3,200,000	3,181,120

OHA Credit Funding 3 Ltd. 2019-3A CR 2.082% (LIBOR 3 Month + 1.95%) due 7/2/2035(1)(2)	3,000,000	2,998,488

Riserva CLO Ltd. 2016-3A CRR 1.922% (LIBOR 3 Month + 1.80%) due 1/18/2034(1)(2)	3,000,000	2,949,300

Voya CLO Ltd. 2016-3A A3R 1.872% (LIBOR 3 Month + 1.75%) due 10/18/2031(1)(2)	955,000	952,422

Total Asset–Backed Securities (Cost $38,526,586)		38,414,950
Corporate Bonds & Notes – 63.6%
Aerospace & Defense – 2.3%

Northrop Grumman Corp. 4.40% due 5/1/2030	1,400,000	1,617,280
5.25% due 5/1/2050	800,000	1,122,856

The Boeing Co. 3.75% due 2/1/2050	300,000	310,863
5.15% due 5/1/2030	4,250,000	4,958,730

		8,009,729
Airlines – 0.6%

American Airlines, Inc. 11.75% due 7/15/2025(1)	1,700,000	2,113,542

		2,113,542
Auto Manufacturers – 2.9%

Ford Motor Co. 9.625% due 4/22/2030	875,000	1,278,786

Ford Motor Credit Co. LLC 4.00% due 11/13/2030	1,650,000	1,774,344
4.125% due 8/17/2027	1,000,000	1,079,500

General Motors Financial Co., Inc. 3.60% due 6/21/2030	4,900,000	5,224,380

Nissan Motor Co. Ltd. 4.81% due 9/17/2030(1)	900,000	1,007,154

		10,364,164
Beverages – 1.8%

Constellation Brands, Inc. 2.875% due 5/1/2030	6,250,000	6,407,125

		6,407,125

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2021	Principal Amount	Value
Building Materials – 0.5%

Cornerstone Building Brands, Inc. 6.125% due 1/15/2029(1)	$1,500,000	$1,600,170

		1,600,170
Chemicals – 1.4%

Nutrien Ltd. 2.95% due 5/13/2030	4,600,000	4,851,712

		4,851,712
Commercial Banks – 5.3%

Bank of America Corp. 2.687% (2.687% fixed rate until 4/22/2031; SOFR + 1.32% thereafter) due 4/22/2032(2)	3,600,000	3,656,700
2.831% (2.831% fixed rate until 10/24/2050; SOFR + 1.88% thereafter) due 10/24/2051(2)	1,300,000	1,274,728

Credit Suisse Group AG 3.869% (3.869% fixed rate until 1/12/2028; LIBOR 3 Month + 1.41% thereafter) due 1/12/2029(1)(2)	4,000,000	4,281,040

Discover Bank 2.70% due 2/6/2030	3,800,000	3,850,008

Huntington Bancshares, Inc. 2.487% (2.487% fixed rate until 8/15/2031; H15T5Y + 1.17% thereafter) due 8/15/2036(1)(2)	2,500,000	2,394,825

Morgan Stanley 1.928% (1.928% fixed rate until 4/28/2031; SOFR + 1.02% thereafter) due 4/28/2032(2)	1,000,000	955,470
2.484% (2.484% fixed rate until 9/16/2031; SOFR + 1.36% thereafter) due 9/16/2036(2)	2,500,000	2,406,425

		18,819,196
Commercial Services – 0.4%

Team Health Holdings, Inc. 6.375% due 2/1/2025(1)	500,000	470,590

The Hertz Corp. 5.00% due 12/1/2029(1)	1,000,000	1,002,620

		1,473,210
Diversified Financial Services – 4.5%

AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.00% due 10/29/2028	6,500,000	6,597,435

Air Lease Corp. 4.625% due 10/1/2028	5,400,000	5,963,058

Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.15% due 1/23/2030	3,100,000	3,441,496

		16,001,989

December 31, 2021	Principal Amount	Value
Electric – 1.4%

Ameren Illinois Co. 4.50% due 3/15/2049	$1,200,000	$1,533,060

CenterPoint Energy Houston Electric LLC Series AD 2.90% due 7/1/2050	1,300,000	1,314,079

Duke Energy Corp. 3.50% due 6/15/2051	1,500,000	1,559,295

Pacific Gas and Electric Co. 3.50% due 8/1/2050	450,000	420,683

		4,827,117
Electronics – 0.1%

Honeywell International, Inc. 1.75% due 9/1/2031	400,000	389,416

		389,416
Entertainment – 0.6%

Affinity Gaming 6.875% due 12/15/2027(1)	1,500,000	1,569,375

Premier Entertainment Sub LLC / Premier Entertainment Finance Corp. 5.625% due 9/1/2029(1)	200,000	198,680
5.875% due 9/1/2031(1)	400,000	401,752

		2,169,807
Environmental Control – 1.5%

Waste Connections, Inc. 2.60% due 2/1/2030	3,000,000	3,056,130
3.05% due 4/1/2050	750,000	746,198

Waste Management, Inc. 1.50% due 3/15/2031	1,800,000	1,694,880

		5,497,208
Food – 2.8%

General Mills, Inc. 2.875% due 4/15/2030	4,000,000	4,170,760

Post Holdings, Inc. 5.75% due 3/1/2027(1)	1,000,000	1,034,130

The Kroger Co. 1.70% due 1/15/2031	4,900,000	4,654,461

		9,859,351
Food Service – 0.5%

Aramark Services, Inc. 6.375% due 5/1/2025(1)	1,650,000	1,724,547

		1,724,547
Healthcare-Products – 0.1%

Mozart Debt Merger Sub, Inc. 5.25% due 10/1/2029(1)	175,000	177,725

		177,725
Healthcare-Services – 0.2%

Surgery Center Holdings, Inc. 10.00% due 4/15/2027(1)	650,000	691,074

		691,074

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2021	Principal Amount	Value
Home Builders – 0.8%

NVR, Inc. 3.00% due 5/15/2030	$2,800,000	$2,908,920

		2,908,920
Household Products & Wares – 0.7%

The Clorox Co. 1.80% due 5/15/2030	2,500,000	2,425,350

		2,425,350
Housewares – 0.3%

SWF Escrow Issuer Corp. 6.50% due 10/1/2029(1)	1,250,000	1,200,625

		1,200,625
Insurance – 3.5%

Chubb INA Holdings, Inc. 1.375% due 9/15/2030	4,900,000	4,614,575

CNA Financial Corp. 2.05% due 8/15/2030	4,705,000	4,560,745

Liberty Mutual Group, Inc. 3.951% due 10/15/2050(1)	1,250,000	1,386,887

The Hartford Financial Services Group, Inc. 2.80% due 8/19/2029	1,700,000	1,762,203

		12,324,410
Internet – 1.2%

Expedia Group, Inc. 2.95% due 3/15/2031	4,300,000	4,301,247

		4,301,247
Leisure Time – 0.4%

Viking Cruises Ltd. 13.00% due 5/15/2025(1)	1,365,000	1,544,689

		1,544,689
Lodging – 1.8%

Boyd Gaming Corp. 4.75% due 12/1/2027	500,000	513,925

Marriott International, Inc. 2.85% due 4/15/2031	4,050,000	4,040,361

MGM Resorts International 5.50% due 4/15/2027	1,650,000	1,768,833

		6,323,119
Machinery-Construction & Mining – 1.4%

Caterpillar, Inc. 1.90% due 3/12/2031	3,560,000	3,538,355
3.25% due 4/9/2050	1,300,000	1,436,786

		4,975,141
Media – 5.1%

AMC Networks, Inc. 4.25% due 2/15/2029	2,000,000	1,991,400

Audacy Capital Corp. 6.75% due 3/31/2029(1)	500,000	488,555

Charter Communications Operating LLC / Charter Communications Operating Capital 2.30% due 2/1/2032	2,600,000	2,470,650
3.75% due 2/15/2028	1,800,000	1,929,672

December 31, 2021	Principal Amount	Value
Media (continued)

Comcast Corp. 2.45% due 8/15/2052	$1,925,000	$1,724,261

CSC Holdings LLC 5.75% due 1/15/2030(1)	500,000	499,930
7.50% due 4/1/2028(1)	1,500,000	1,610,340

Discovery Communications LLC 3.625% due 5/15/2030	2,450,000	2,619,687

iHeartCommunications, Inc. 5.25% due 8/15/2027(1)	1,900,000	1,975,772

Scripps Escrow, Inc. 5.875% due 7/15/2027(1)	325,000	341,497

Sinclair Television Group, Inc. 5.50% due 3/1/2030(1)	1,750,000	1,702,855

Sirius XM Radio, Inc. 5.50% due 7/1/2029(1)	500,000	539,365

Univision Communications, Inc. 4.50% due 5/1/2029(1)	200,000	202,530

		18,096,514
Oil & Gas – 4.0%

Antero Resources Corp. 8.375% due 7/15/2026(1)	1,580,000	1,798,688

BP Capital Markets America, Inc. 3.06% due 6/17/2041	700,000	707,854

Cenovus Energy, Inc. 2.65% due 1/15/2032	900,000	881,433
4.25% due 4/15/2027	640,000	698,419
5.40% due 6/15/2047	750,000	933,465

Hess Corp. 4.30% due 4/1/2027	6,800,000	7,417,644

Marathon Oil Corp. 4.40% due 7/15/2027	1,750,000	1,920,082

		14,357,585
Oil & Gas Services – 0.1%

TechnipFMC PLC 6.50% due 2/1/2026(1)	300,000	320,565

		320,565
Packaging & Containers – 1.3%

Amcor Flexibles North America, Inc. 2.69% due 5/25/2031	4,600,000	4,654,510

		4,654,510
Pharmaceuticals – 1.0%

AbbVie, Inc. 4.25% due 11/21/2049	1,550,000	1,860,914

Bausch Health Cos., Inc. 5.25% due 1/30/2030(1)	500,000	442,090
6.125% due 4/15/2025(1)	1,345,000	1,372,815

		3,675,819
Pipelines – 2.9%

Boardwalk Pipelines LP 3.40% due 2/15/2031	1,100,000	1,134,892

Kinder Morgan, Inc. 4.30% due 3/1/2028	2,300,000	2,560,567

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2021	Principal Amount	Value
Pipelines (continued)

ONEOK, Inc. 3.40% due 9/1/2029	$1,500,000	$1,554,510
4.00% due 7/13/2027	2,100,000	2,271,255
4.45% due 9/1/2049	500,000	552,475

The Williams Cos., Inc. 2.60% due 3/15/2031	1,900,000	1,894,376
4.85% due 3/1/2048	300,000	365,208

		10,333,283
Real Estate Investment Trusts – 4.4%

Duke Realty LP 2.25% due 1/15/2032	3,300,000	3,231,327

Essex Portfolio LP 2.65% due 3/15/2032	600,000	603,588

Life Storage LP 2.40% due 10/15/2031	3,000,000	2,950,740

Mid-America Apartments LP 1.70% due 2/15/2031	3,600,000	3,437,244

Simon Property Group LP 2.20% due 2/1/2031	5,500,000	5,389,835

		15,612,734
Retail – 1.6%

PetSmart, Inc. / PetSmart Finance Corp. 7.75% due 2/15/2029(1)	1,500,000	1,637,565

Ross Stores, Inc. 1.875% due 4/15/2031	3,200,000	3,062,784

The Michaels Cos., Inc. 7.875% due 5/1/2029(1)	1,000,000	985,880

		5,686,229
Semiconductors – 3.0%

Broadcom, Inc. 2.45% due 2/15/2031(1)	3,100,000	3,028,979

KLA Corp. 4.10% due 3/15/2029	3,600,000	4,073,328

NXP B.V. / NXP Funding LLC / NXP USA, Inc. 3.40% due 5/1/2030(1)	900,000	959,688
4.30% due 6/18/2029(1)	2,400,000	2,690,928

		10,752,923
Software – 0.4%

VMware, Inc. 2.20% due 8/15/2031	1,300,000	1,277,783

		1,277,783
Telecommunications – 2.6%

Level 3 Financing, Inc. 4.625% due 9/15/2027(1)	1,000,000	1,021,560

Sprint Corp. 7.625% due 3/1/2026	500,000	599,550

T-Mobile USA, Inc. 4.75% due 2/1/2028	1,650,000	1,737,004

Verizon Communications, Inc. 2.355% due 3/15/2032(1)	2,400,000	2,367,096

Vodafone Group PLC 4.375% due 5/30/2028	3,150,000	3,549,042

		9,274,252

December 31, 2021	Principal Amount	Value
Transportation – 0.2%

Cargo Aircraft Management, Inc. 4.75% due 2/1/2028(1)	$750,000	$764,340

		764,340

Total Corporate Bonds & Notes (Cost $226,339,218)		225,787,120
Non–Agency Mortgage–Backed Securities – 6.4%

BANK 2019-BN24 AS 3.283% due 11/15/2062(2)(3)	1,413,000	1,496,970

BB-UBS Trust 2012-SHOW A 3.43% due 11/5/2036(1)	2,500,000	2,589,577

Citigroup Commercial Mortgage Trust 2014-GC21 A5 3.855% due 5/10/2047	1,330,000	1,397,287
2016-C3 AS 3.366% due 11/15/2049(2)(3)	1,125,000	1,183,886

Grace Trust 2020-GRCE C 2.68% due 12/10/2040(1)(2)(3)	1,100,000	1,084,115

GS Mortgage Securities Corp. II 2005-ROCK A 5.366% due 5/3/2032(1)	1,800,000	2,000,890

GS Mortgage Securities Trust 2013-GC16 A4 4.271% due 11/10/2046	750,000	784,271

Jackson Park Trust 2019-LIC B 2.914% due 10/14/2039(1)	680,000	684,531

JPMCC Commercial Mortgage Securities Trust 2017-JP5 B 4.077% due 3/15/2050(2)(3)	675,000	725,623

Life Mortgage Trust 2021-BMR C 1.21% due 3/15/2038(1)(2)(3)	1,500,000	1,483,096

Morgan Stanley Capital I Trust 2020-L4 AS 2.88% due 2/15/2053	750,000	785,166

NYC Commercial Mortgage Trust 2021-909 C 3.206% due 4/10/2043(1)(2)(3)	580,000	584,956

ONE Park Mortgage Trust 2021-PARK B 1.06% due 3/15/2036(1)(2)(3)	1,500,000	1,485,969

SLG Office Trust 2021-OVA A 2.585% due 7/15/2041(1)	1,800,000	1,845,407

Stack Infrastructure Issuer LLC 2021-1A A2 1.877% due 3/26/2046(1)	1,250,000	1,239,041

Wells Fargo Commercial Mortgage Trust 2017-C42 B 4.002% due 12/15/2050(2)(3)	500,000	537,870
2021-SAVE A 1.26% due 2/15/2040(1)(2)(3)	1,181,728	1,181,791

The accompanying notes are an integral part of these financial statements.	9

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2021	Principal Amount	Value
Non–Agency Mortgage–Backed Securities (continued)

WFRBS Commercial Mortgage Trust 2014-C19 AS 4.271% due 3/15/2047	$1,500,000	$1,571,213

Total Non–Agency Mortgage–Backed Securities (Cost $22,773,095)		22,661,659
U.S. Government Agencies – 1.3%

Federal Farm Credit Banks Funding Corp. 1.60% due 1/21/2022	4,750,000	4,753,277

Total U.S. Government Agencies (Cost $4,750,287)		4,753,277
U.S. Government Securities – 9.6%

U.S. Treasury Bond 2.25% due 8/15/2049	5,900,000	6,321,297

U.S. Treasury Note 0.25% due 10/31/2025	4,500,000	4,350,586
0.375% due 1/31/2026	2,000,000	1,935,625
0.625% due 5/15/2030	700,000	654,609
0.875% due 11/15/2030	2,200,000	2,092,062
1.25% due 5/31/2028	2,900,000	2,872,586
1.50% due 9/30/2024	11,950,000	12,140,453
1.625% due 5/15/2031	3,580,000	3,625,869

Total U.S. Government Securities (Cost $33,657,649)		33,993,087

	Shares	Value
Exchange–Traded Funds – 5.7%

Invesco Senior Loan ETF	474,000	10,475,400

SPDR Blackstone Senior Loan ETF	217,000	9,901,710

Total Exchange–Traded Funds (Cost $20,523,639)		20,377,110

December 31, 2021	Principal Amount	Value
Short–Term Investment – 0.4%
Repurchase Agreements – 0.4%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $1,416,045, due 1/3/2022(4)	$1,416,045	$1,416,045

Total Repurchase Agreements (Cost $1,416,045)		1,416,045

Total Investments(5) – 97.8% (Cost $347,986,519)		347,403,248

Assets in excess of other liabilities(6) – 2.2%		7,799,326

Total Net Assets – 100.0%		$355,202,574

(1)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2021, the aggregate market value of these securities amounted to $100,144,786, representing 28.2% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(2)	Variable rate securities, which may include step-up bonds or adjustable rate mortgages. The rate shown is the rate in effect at December 31, 2021.
(3)	Variable coupon rate based on weighted average interest rate of underlying mortgages.
(4)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$1,450,300	$1,444,409

(5)	Securities are segregated to cover anticipated or existing derivative positions or to be announced securities (TBA).

(6)	Assets in excess of other liabilities include net unrealized depreciation on futures contracts and centrally cleared swap contracts as follows:

Open futures contracts at December 31, 2021:

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Appreciation (Depreciation)
U.S. 2-Year Treasury Note	March 2022	249	Long	$54,416,800	$54,324,797	$(92,003)
U.S. 5-Year Treasury Note	March 2022	8	Long	967,214	967,813	599
U.S. Long Bond	March 2022	287	Long	45,930,268	46,045,563	115,295
U.S. Ultra Bond	March 2022	117	Long	23,051,857	23,063,625	11,768
Total				$124,366,139	$124,401,798	$35,659

Type	Expiration	Contracts	Position	Notional Amount	Notional Value	Unrealized Depreciation
U.S. 10-Year Treasury Note	March 2022	163	Short	$(21,208,344)	$(21,266,407)	$(58,063)
U.S. Ultra 10-Year Treasury Note	March 2022	498	Short	(72,309,671)	(72,925,875)	(616,204)
Total				$(93,518,015)	$(94,192,282)	$(674,267)

10	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

Centrally cleared credit default swap agreements — buy protection(7):

Reference Entity	Implied Credit Spread at 12/31/21(8)	Notional(9)		Maturity	(Pay)/ Receive Fixed Rate	Periodic Payment Frequency	Upfront Payments Made	Value	Unrealized Depreciation
CDX.NA.HY.37	2.92%	USD	70,000,000	12/20/2026	(5.00)%	Quarterly	$(6,189,199)	$(6,442,304)	$(253,105)

(7)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.

(8)

Implied credit spread, represented in absolute terms, utilized in determining the value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(9)

The notional amount represents the maximum potential amount the Fund could receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement, for each security included in the CDX North America High Yield Index.

Legend:

CLO — Collateralized Loan Obligation

H15T5Y – 5-year Constant Maturity Treasury Rate

LIBOR — London Interbank Offered Rate

SOFR — Secured Overnight Financing Rate

USD — United States Dollar

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Asset–Backed Securities	$—	$38,414,950	$—	$38,414,950
Corporate Bonds & Notes	—	225,787,120	—	225,787,120
Non–Agency Mortgage–Backed Securities	—	22,661,659	—	22,661,659
U.S. Government Agencies	—	4,753,277	—	4,753,277
U.S. Government Securities	—	33,993,087	—	33,993,087
Exchange–Traded Funds	20,377,110	—	—	20,377,110
Repurchase Agreements	—	1,416,045	—	1,416,045
Total	$20,377,110	$327,026,138	$—	$347,403,248
Other Financial Instruments
Futures Contracts
Assets	$127,662	$—	$—	$127,662
Liabilities	(766,270)	—	—	(766,270)
Swap Contracts
Liabilities	—	(253,105)	—	(253,105)
Total	$(638,608)	$(253,105)	$—	$(891,713)

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$347,403,248

Cash	228

Receivable for variation margin on swap contracts	6,605,583

Interest receivable	2,539,333

Cash deposits with brokers for futures contracts	1,039,401

Receivable for investments sold	784,253

Receivable for variation margin on futures contracts	598,233

Prepaid expenses	11,255

Total Assets	358,981,534

Liabilities

Cash due to broker for swap contracts	3,355,889

Investment advisory fees payable	134,399

Payable for fund shares redeemed	131,493

Distribution fees payable	76,037

Accrued audit fees	21,542

Accrued custodian and accounting fees	21,044

Accrued trustees’ and officers’ fees	1,762

Accrued expenses and other liabilities	36,794

Total Liabilities	3,778,960

Total Net Assets	$355,202,574

Net Assets Consist of:
Paid-in capital	$336,607,140
Distributable earnings	18,595,434

Total Net Assets	$355,202,574

Investments, at Cost	$347,986,519

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	33,486,285

Net Asset Value Per Share	$10.61

Statement of Operations For the Year Ended December 31, 2021
Investment Income

Dividends	$540,326

Interest	8,258,146

Total Investment Income	8,798,472

Expenses

Investment advisory fees	1,572,481

Distribution fees	889,051

Trustees’ and officers’ fees	94,191

Professional fees	77,824

Custodian and accounting fees	58,152

Administrative fees	50,023

Transfer agent fees	13,855

Shareholder reports	12,641

Other expenses	24,731

Total Expenses	2,792,949

Net Investment Income/(Loss)	6,005,523

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Derivative Contracts

Net realized gain/(loss) from investments	3,185,592

Net realized gain/(loss) from futures contracts	1,190,056

Net realized gain/(loss) from swap contracts	754,071

Net change in unrealized appreciation/(depreciation) on investments	(13,187,406)

Net change in unrealized appreciation/(depreciation) on futures contracts	(314,995)

Net change in unrealized appreciation/(depreciation) on swap contracts	(253,105)

Net Loss on Investments and Derivative Contracts	(8,625,787)

Net Decrease in Net Assets Resulting From Operations	$(2,620,264)

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

Statements of Changes in Net Assets

	For the Year Ended 12/31/21	For the Year Ended 12/31/20

Operations

Net investment income/(loss)	$6,005,523	$4,539,913

Net realized gain/(loss) from investments and derivative contracts	5,129,719	3,264,228

Net change in unrealized appreciation/(depreciation) on investments and derivative contracts	(13,755,506)	12,381,990

Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,620,264)	20,186,131

Capital Share Transactions

Proceeds from sales of shares	71,424,099	46,551,088

Cost of shares redeemed	(46,992,461)	(70,658,113)

Net Increase/(Decrease) in Net Assets Resulting from Capital Share Transactions	24,431,638	(24,107,025)

Net Increase/(Decrease) in Net Assets	21,811,374	(3,920,894)

Net Assets

Beginning of year	333,391,200	337,312,094

End of year	$355,202,574	$333,391,200

Other Information:

Shares

Sold	6,759,525	4,420,774

Redeemed	(4,443,226)	(6,878,416)

Net Increase/(Decrease)	2,316,299	(2,457,642)

The accompanying notes are an integral part of these financial statements.	13

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain/(Loss)		Total Operations	Net Asset Value, End of Period	Total Return(2)

Year Ended 12/31/21	$10.70	$0.18	$(0.27)		$(0.09)	$10.61	(0.84)%

Year Ended 12/31/20	10.03	0.14	0.53		0.67	10.70	6.68%

Period Ended 12/31/19(4)	10.00	0.03	0.00	(5)	0.03	10.03	0.30%	(6)

14	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN TOTAL RETURN BOND VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3)		Gross Ratio of Expenses to Average Net Assets		Net Ratio of Net Investment Income to Average Net Assets(3)		Gross Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

$355,203	0.79%		0.79%		1.68%		1.68%		155%

333,391	0.79%		0.81%		1.40%		1.38%		112%

337,312	0.75%	(6)	0.85%	(6)	1.56%	(6)	1.46%	(6)	18%	(6)

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(4)	Commenced operations on October 21, 2019.

(5)	Rounds to $0.00 per share.

(6)

Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. For the period ended December 31, 2019, certain non-recurring fees (i.e., audit fees) are not annualized.

The accompanying notes are an integral part of these financial statements.	15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Total Return Bond VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 21, 2019. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks total return with an emphasis on current income as well as capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations The valuations of debt securities for which quoted bid prices are readily available are valued at the bid price by independent pricing services (each, a “Service”). Debt securities for which quoted bid prices are not readily available are valued by a Service at the evaluated bid price provided by the Service or the bid price provided by an independent broker-dealer or at a calculated price based on the spread to an appropriate benchmark provided by such broker-dealer. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable or for which a Service or independent broker-dealer does not provide a valuation are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5c). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”).

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the year ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

c. Futures Contracts The Fund may enter into financial futures contracts. In entering into such contracts, the Fund is required to deposit with the counterparty, either in cash or securities, an amount equal to a certain percentage of the face value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

d. Credit Derivatives The Fund may enter into credit derivatives, including credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund’s asset allocation or risk exposure, (iii) to enhance potential return, or (iv) for hedging purposes. The use by the Fund of credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Statement of Additional Information.

The Fund may enter into credit default swap agreements either as a buyer or seller. The Fund may buy protection under a credit default swap to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a credit default swap in an attempt to gain exposure to an underlying issuer’s credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a credit default swap agreement in the event of the default or bankruptcy of the counterparty. Credit default swap agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

In entering into swap contracts, the Fund is required to deposit with the broker (or for the benefit of the broker), either in cash or securities, an amount equal to a percentage of the notional value of the contract. Subsequent payments are received or made by the Fund each day, depending on the daily fluctuations in the values of the contracts, and are recorded for financial statement purposes as variation margin received or paid by the Fund. Daily changes in variation margin are recognized as unrealized gains or losses by the Fund. The Fund may not achieve the anticipated benefits of the swap contracts and may realize a loss.

During the year ended December 31, 2021, the Fund entered into credit default swaps for risk exposure management and to enhance potential return.

e. Options Transactions The Fund can write (sell) put and call options on securities and indexes to earn premiums, for hedging purposes, for risk management purposes or otherwise as part of its investment strategies. In writing options, the Fund is required to deposit with the broker or counterparty, either in cash or securities, an amount equal to a percentage of the face value of the options. When an option is written, the premium received is recorded as an asset with an equal liability that is subsequently marked to market to reflect the market value of the written option. These liabilities, if any, are reflected as written options, at value, in the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchased transactions, as a realized loss. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of a written option could result in the Fund purchasing or selling a security at a price different from its current market value. There were no options transactions as of December 31, 2021.

f. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

g. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be

18

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.45% of the first $300 million, and 0.40% in excess of $300 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.79% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the year ended December 31, 2021, Park Avenue did not waive any fees or pay any Fund expenses.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2021, the Fund paid distribution fees in the amount of $889,051 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments and U.S. government agency obligations purchased and the proceeds from U.S. government agency obligations and other investments sold (excluding short-term investments and to be announced (TBA) securities) for the year ended December 31, 2021, were as follows:

	Other Investments	U.S. Government and Agency Obligations
Purchases	$514,305,267	$58,445,111
Sales	390,295,805	147,830,829

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

19

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

c. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

d. Securities Purchased on a When-Issued or Delayed-Delivery Basis The Fund may purchase securities on a when-issued or delayed-delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than at the trade date purchase price. Although the Fund will generally enter into these transactions with the intention of taking delivery of the securities, it may sell the securities before the settlement date. Assets will be segregated when a fund agrees to purchase on a when-issued or delayed-delivery basis. These transactions may create investment leverage.

e. Restricted and Illiquid Securities A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (except pursuant to an applicable exemption). The values of these securities may be highly volatile. If the security is subsequently registered and resold, the issuer would typically bear the expense of all registrations at no cost to the Fund. Restricted and illiquid securities are valued according to the policies and procedures adopted by the Trust’s Board of Trustees and are noted, if any, in the Fund’s Schedule of Investments. As of December 31, 2021, the Fund did not hold any restricted, other than 144A restricted securities, or illiquid securities.

f. Below Investment Grade Securities The Fund may invest in below investment grade securities (i.e. lower-quality, “junk” debt), which are subject to various risks. Lower-quality debt is considered to be speculative because it is less certain that the issuer will be able to pay interest or repay the principal than in the case of investment grade debt. These securities can involve a substantially greater risk of default than higher-rated securities, and their values can decline significantly over short periods of time. Lower-quality debt securities tend to be more sensitive to adverse news about their issuers, the market and the economy in general, than higher-quality debt securities. The market for these securities can be less liquid, especially during periods of recession or general market decline.

g. Mortgage- and Asset-Backed Securities The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market’s perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as “Ginnie Mae”), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as “Fannie Mae” and “Freddie Mac”), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

h. Treasury Inflation Protected Securities Treasury inflation protected securities (“TIPS”) are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index (“CPI”). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates

20

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

than typical U.S. Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

i. LIBOR Replacement Risk The terms of many investments, financings or other transactions in the U.S. and globally have been historically tied to LIBOR, which functions as a reference rate or benchmark for various commercial and financial contracts. LIBOR may be a significant factor in determining payment obligations under derivatives transactions, the cost of financing of a Fund’s investments, or the value or return on certain other fund investments. As a result, LIBOR may be relevant to, and directly affect, a Fund’s performance. In July 2017, the Chief Executive of the UK Financial Conduct Authority (the “FCA”) announced that the FCA would no longer persuade nor compel banks to submit rates for the calculation of LIBOR after 2021. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative, immediately after December 31, 2021, for all four non-U.S. dollar LIBORs (British Pound (“GBP”), Euro, Swiss Franc and Japanese Yen) and for one-week and two-month U.S. dollar LIBOR settings, and immediately after June 30, 2023 for the remaining U.S. dollar LIBOR settings, including three-month U.S. dollar LIBOR. In addition, in connection with supervisory guidance from regulators, some regulated entities will cease to enter into most new LIBOR contracts after January 1, 2022. Although a Fund may continue to invest in instruments that reference LIBOR or otherwise use LIBOR reference rates due to favorable liquidity or pricing, new LIBOR assets may no longer be available. Regulators and market participants have been working together to identify or develop successor reference rates and how the calculation of associated spreads (i.e., the amounts above the relevant reference rates paid by borrowers in the market) (if any) should be adjusted. Replacement rates that have been identified include the Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average Rate (“SONIA”), which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market, although other replacement rates could be adopted by market participants. At this time, it is not possible to predict the effect of the establishment of SOFR, SONIA or any other replacement rates or any other reforms to LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. In addition, there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. The transition process might lead to increased volatility and illiquidity in markets for instruments with terms tied to LIBOR, reduced values of LIBOR related investments, and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, the alternative reference rate may be an ineffective substitute resulting in prolonged adverse market conditions for the Fund.

j. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into U.S. Treasury futures contracts for the year ended December 31, 2021 to manage portfolio duration. The Fund bears the risk of interest rates moving unexpectedly, in which case the Fund may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

Under certain market conditions, the Fund may use credit default swaps to seek to (i) hedge various investments, (ii) manage or adjust duration and yield curve exposure, (iii) manage risk, (iv) enhance returns, or (v) as substitutes for permitted Fund investments. Credit default swaps involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities.

The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Cleared swaps are transacted through futures commission merchants (“FCM”s) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Funds post initial and variation margin by making payments to their clearing member FCMs.

21

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

Generally, the Fund will enter into credit default swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default swap defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.

In addition to the risks generally applicable to derivatives, risks associated with credit default swap agreements include adverse changes in the returns of the underlying instruments, failure of the counterparties to perform under the agreement’s terms and the possible lack of liquidity with respect to the agreements.

As of December 31, 2021, the Fund had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Fund’s use of derivative instruments:

	Interest Rate Contracts	Credit Default Contracts

Asset Derivatives
Futures Contracts[1]	$127,662	$—

Liability Derivatives
Futures Contracts[1]	$(766,270)	$—
Swap Contracts[2]	—	(253,105)

[1]

Statement of Assets and Liabilities location: Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

[2]

Statement of Assets and Liabilities location: Includes the fair value of centrally cleared swap contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative investments for the year ended December 31, 2021 were as follows:

	Interest Rate Contracts	Credit Default Contracts

Net Realized Gain (Loss)
Futures Contracts[1]	$1,190,056	$—
Swap Contracts[2]	—	754,071

Net Change in Unrealized Appreciation/(Depreciation)
Futures Contracts[3]	$(314,995)	$—
Swap Contracts[4]	—	(253,105)

	Interest Rate Contracts	Credit Default Contracts

Average Number of Notional Amounts
Futures Contracts[5]	1,313	—
Swap Contracts — Buy/Sell Protection	$—	$12,115,385

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Statement of Operations location: Net realized gain/(loss) from swap contracts.
[3]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on futures contracts.
[4]	Statement of Operations location: Net change in unrealized appreciation/(depreciation) on swap contracts.
[5]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the year ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against

22

NOTES TO FINANCIAL STATEMENTS — GUARDIAN TOTAL RETURN BOND VIP FUND

the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Total Return Bond VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Total Return Bond VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

24

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

25

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

26

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

27

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

28

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

29

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB10524

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian All Cap Core VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian All Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN ALL CAP CORE VIP FUND

FUND COMMENTARY OF

MASSACHUSETTS FINANCIAL SERVICES COMPANY, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian All Cap Core VIP Fund (the “Fund”) returned 2.60% for the period from the Fund’s inception on October 25, 2021 through December 31, 2021, underperforming its benchmark, the Russell 3000® Index[1] (the “Index”). The Fund’s underperformance relative to the Index was primarily due to stock selection in the information technology sector. Strong stock selection in the communication services, industrials, and energy sectors contributed to the Fund’s performance relative to the Index. However, stock selection in information technology and consumer discretionary sectors had a negative impact on the Fund’s relative performance.

•	The Index returned 2.95% for the same period.

Market Overview

Over the past year, the global economy was buffeted by an array of crosscurrents as it adjusted to the ebbs and flows of the pandemic. Among the supportive currents were ample fiscal stimulus, loose monetary policy and the rollout of several highly effective coronavirus vaccines. Negative currents included the rapid spread of several coronavirus variants, widespread global production bottlenecks and a surge in inflation. After experiencing a burst of exceptionally strong economic activity as the global economy began to reopen, activity became more muted in the second half of the period amid ongoing supply chain disruptions and a new wave of coronavirus infections, albeit a seemingly milder strain.

Amid rising inflation, markets anticipated a transition from an exceptionally accommodative environment to a more mixed monetary landscape ahead. Indeed, several central banks in emerging markets have already tightened policy and the U.S. Federal Reserve (the “Fed”) reduced the pace of its asset purchases in November and again in December. However, we expect the European Central Bank, the Bank of Japan and the People’s Bank of China to maintain accommodative policies. Sovereign bond yields moved modestly higher during the period amid higher inflation and expectations of a tighter Fed monetary policy but remained historically low.

A harsher Chinese regulatory environment toward industries such as online gaming, food delivery and education increased market volatility as did stress in China’s highly leveraged property development sector. Trade relations between the United States and China remained quite strained despite a change in presidential administrations.

Signs of excess investor enthusiasm continued to be seen in pockets of the market such as “meme stocks” popular with users of online message boards, cryptocurrencies, and heavy retail participation in the market for short-dated options.

Portfolio Review

Security selection in the information technology and consumer discretionary sectors detracted from the Fund’s performance relative to the Index. Stock selection in the communication services, industrials, and energy sectors contributed to the Fund’s relative performance.

Outlook

Looking forward, we believe tighter monetary policy in response to inflation seems likely. While investors typically view rising rates as unfavorable to equities, data from Credit Suisse indicates that stock returns remained robust in the months leading up to and following the first interest rate increase. In looking at the past four cycles (1994, 1999, 2004 and 2015), the Standard & Poor’s 500® Index2 gained 9.5% in the 12 months prior to the first interest rate hike and 26% over the subsequent three years. Historically, market weakness from higher rates has tended to occur later in the cycle when tighter policy flattens or inverts the yield curve. While the possibility of higher returns exists, in our view investors should be prepared for more subdued market returns than we have seen over the past three years and should understand that a maturing earnings cycle may lead to more volatility. Ultimately, given a potential mix of tighter financial conditions, slowing economic growth and higher volatility, we believe it is likely investors will be more selective in the next phase of the market and may start to lean toward higher quality and more defensive equities.

[1]

The Russell 3000® Index (the “Index”) measures the performance of the largest 3,000 US companies representing approximately 97% of the investable US equity market. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

[2]

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN ALL CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $31,370,066

Sector Allocation[1] As of December 31, 2021

Top Ten Holdings[2] As of December 31, 2021

Holding	% of Total Net Assets
Apple, Inc.	6.52%
Microsoft Corp.	6.20%
Alphabet, Inc., Class A	4.07%
Amazon.com, Inc.	3.60%
Meta Platforms, Inc., Class A	1.81%
JPMorgan Chase & Co.	1.63%
The Home Depot, Inc.	1.54%
Visa, Inc., Class A	1.48%
Johnson & Johnson	1.36%
Adobe, Inc.	1.28%
Total	29.49%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN ALL CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian All Cap Core VIP Fund	10/25/2021	—	—	—	2.60%
Russell 3000® Index		—	—	—	2.95%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 25, 2021 (commencement of operations), to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return*	$1,000.00	$1,026.00	$1.47	0.78%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,021.27	$3.97	0.78%

*

Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 68/365 (to reflect the period from October 25, 2021 (commencement of operations) through December 31, 2021).

**

Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2021) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN ALL CAP CORE VIP FUND

December 31, 2021	Shares	Value
Common Stocks – 99.3%

Aerospace & Defense – 1.5%

Curtiss-Wright Corp.	373	$51,724

Howmet Aerospace, Inc.	2,527	80,434

L3Harris Technologies, Inc.	309	65,891

Northrop Grumman Corp.	170	65,802

Parsons Corp.(1)	702	23,622

Raytheon Technologies Corp.	1,992	171,432

		458,905
Auto Components – 0.6%

Aptiv PLC(1)	739	121,898

Magna International, Inc.	688	55,687

		177,585
Banks – 4.4%

Bank OZK	951	44,250

First Interstate BancSystem, Inc., Class A	1,503	61,127

JPMorgan Chase & Co.	3,235	512,262

Signature Bank	267	86,367

The PNC Financial Services Group, Inc.	1,413	283,335

Truist Financial Corp.	5,495	321,732

United Community Banks, Inc.	1,885	67,747

		1,376,820
Beverages – 1.4%

Coca-Cola Europacific Partners PLC	738	41,276

Constellation Brands, Inc., Class A	347	87,087

PepsiCo, Inc.	1,446	251,185

The Coca-Cola Co.	776	45,947

		425,495
Biotechnology – 1.0%

Biogen, Inc.(1)	414	99,327

Vertex Pharmaceuticals, Inc.(1)	1,003	220,259

		319,586
Building Products – 1.1%

Johnson Controls International PLC	1,719	139,772

Masco Corp.	1,641	115,231

The AZEK Co., Inc.(1)	1,886	87,209

		342,212
Capital Markets – 3.2%

CME Group, Inc.	536	122,454

Invesco Ltd.	5,391	124,101

KKR & Co., Inc.	1,651	122,999

Moody’s Corp.	315	123,033

Morgan Stanley	2,840	278,774

Northern Trust Corp.	678	81,096

The Charles Schwab Corp.	1,666	140,111

		992,568
Chemicals – 2.2%

Air Products and Chemicals, Inc.	274	83,367

Ashland Global Holdings, Inc.	783	84,298

Avient Corp.	1,282	71,728

Axalta Coating Systems Ltd.(1)	2,272	75,249

December 31, 2021	Shares	Value
Chemicals (continued)

Diversey Holdings Ltd.(1)	3,747	$49,873

DuPont de Nemours, Inc.	1,162	93,866

Element Solutions, Inc.	4,083	99,135

FMC Corp.	372	40,879

International Flavors & Fragrances, Inc.	339	51,070

The Sherwin-Williams Co.	152	53,528

		702,993
Commercial Services & Supplies – 0.3%

GFL Environmental, Inc.	2,470	93,490

		93,490
Construction & Engineering – 0.2%

API Group Corp.(1)	2,813	72,491

		72,491
Construction Materials – 0.3%

Vulcan Materials Co.	437	90,712

		90,712
Consumer Finance – 0.3%

SLM Corp.	4,313	84,837

		84,837
Containers & Packaging – 0.3%

Ball Corp.	940	90,494

		90,494
Distributors – 0.7%

LKQ Corp.	3,659	219,650

		219,650
Diversified Consumer Services – 0.5%

Bright Horizons Family Solutions, Inc.(1)	529	66,591

Grand Canyon Education, Inc.(1)	948	81,253

		147,844
Electric Utilities – 2.3%

American Electric Power Co., Inc.	636	56,585

Duke Energy Corp.	662	69,444

Evergy, Inc.	815	55,917

Exelon Corp.	1,704	98,423

NextEra Energy, Inc.	2,307	215,381

PG&E Corp.(1)	7,123	86,473

Pinnacle West Capital Corp.	144	10,165

The Southern Co.	882	60,488

Xcel Energy, Inc.	906	61,336

		714,212
Electrical Equipment – 1.6%

AMETEK, Inc.	364	53,523

Eaton Corp. PLC	1,116	192,867

Generac Holdings, Inc.(1)	162	57,011

Regal Rexnord Corp.	484	82,367

Sensata Technologies Holding PLC(1)	2,150	132,633

		518,401
Electronic Equipment, Instruments & Components – 0.6%

Amphenol Corp., Class A	402	35,159

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN ALL CAP CORE VIP FUND

December 31, 2021	Shares	Value
Electronic Equipment, Instruments & Components (continued)

TE Connectivity Ltd.	241	$38,883

Zebra Technologies Corp., Class A(1)	217	129,158

		203,200
Energy Equipment & Services – 0.3%

Cactus, Inc., Class A	1,117	42,591

ChampionX Corp.(1)	2,706	54,688

		97,279
Entertainment – 1.7%

Electronic Arts, Inc.	1,261	166,326

ROBLOX Corp., Class A(1)	482	49,723

The Walt Disney Co.(1)	1,921	297,544

Warner Music Group Corp., Class A	726	31,348

		544,941
Equity Real Estate Investment – 3.1%

AvalonBay Communities, Inc. REIT	441	111,392

Broadstone Net Lease, Inc. REIT	2,691	66,791

Empire State Realty Trust, Inc. REIT, Class A	5,013	44,616

Equinix, Inc. REIT	195	164,939

Extra Space Storage, Inc. REIT	400	90,692

Innovative Industrial Properties, Inc. REIT	184	48,375

Rayonier, Inc. REIT	3,184	128,506

SBA Communications Corp. REIT	458	178,171

STORE Capital Corp. REIT	3,048	104,851

Sun Communities, Inc. REIT	199	41,784

		980,117
Food & Staples Retailing – 0.5%

Walmart, Inc.	1,161	167,985

		167,985
Food Products – 1.1%

Archer-Daniels-Midland Co.	1,279	86,448

Hostess Brands, Inc.(1)	957	19,542

Mondelez International, Inc., Class A	2,739	181,623

Oatly Group AB, ADR(1)	3,661	29,141

The J.M. Smucker Co.	319	43,327

		360,081
Health Care Equipment & Supplies – 3.5%

Align Technology, Inc.(1)	101	66,375

Becton Dickinson and Co.	990	248,965

Boston Scientific Corp.(1)	5,062	215,034

Envista Holdings Corp.(1)	1,209	54,478

Medtronic PLC	2,094	216,624

Quidel Corp.(1)	654	88,284

STERIS PLC	808	196,675

		1,086,435
Health Care Providers & Services – 2.3%

Cigna Corp.	1,328	304,949

Guardant Health, Inc.(1)	223	22,304

Humana, Inc.	314	145,652

McKesson Corp.	983	244,344

		717,249

December 31, 2021	Shares	Value
Hotels, Restaurants & Leisure – 2.2%

Booking Holdings, Inc.(1)	33	$79,175

International Game Technology PLC	2,178	62,966

Marriott International, Inc., Class A(1)	627	103,605

Penn National Gaming, Inc.(1)	380	19,703

Starbucks Corp.	1,810	211,716

The Wendy’s Co.	4,906	117,008

Wyndham Hotels & Resorts, Inc.	996	89,291

		683,464
Household Products – 1.2%

Colgate-Palmolive Co.	1,470	125,450

Kimberly-Clark Corp.	694	99,187

The Procter & Gamble Co.	885	144,768

		369,405
Industrial Conglomerates – 1.2%

Honeywell International, Inc.	934	194,749

Roper Technologies, Inc.	384	188,874

		383,623
Insurance – 3.2%

Aon PLC, Class A	1,071	321,900

Arthur J Gallagher & Co.	1,026	174,081

Assurant, Inc.	536	83,541

Chubb Ltd.	888	171,659

Everest Re Group Ltd.	205	56,154

MetLife, Inc.	1,183	73,926

Reinsurance Group of America, Inc.	356	38,978

SiriusPoint Ltd.(1)	184	1,496

The Hartford Financial Services Group, Inc.	1,228	84,781

		1,006,516
Interactive Media & Services – 5.9%

Alphabet, Inc., Class A(1)	441	1,277,595

Meta Platforms, Inc., Class A(1)	1,684	566,413

		1,844,008
Internet & Direct Marketing Retail – 3.9%

Amazon.com, Inc.(1)	339	1,130,341

Farfetch Ltd., Class A(1)	2,376	79,430

		1,209,771
IT Services – 4.0%

Accenture PLC, Class A	294	121,878

Amdocs Ltd.	875	65,485

Block, Inc., Class A(1)	473	76,394

Cognizant Technology Solutions Corp., Class A	785	69,645

Fidelity National Information Services, Inc.	870	94,961

Fiserv, Inc.(1)	909	94,345

Global Payments, Inc.	523	70,699

PayPal Holdings, Inc.(1)	889	167,648

Thoughtworks Holding, Inc.(1)	1,747	46,837

Visa, Inc., Class A	2,137	463,109

		1,271,001

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN ALL CAP CORE VIP FUND

December 31, 2021	Shares	Value
Life Sciences Tools & Services – 2.4%

Adaptive Biotechnologies Corp.(1)	712	$19,979

ICON PLC(1)	834	258,290

Illumina, Inc.(1)	150	57,066

Maravai LifeSciences Holdings, Inc., Class A(1)	5,604	234,807

Oxford Nanopore Technologies PLC (United Kingdom)(1)	1,819	17,184

Thermo Fisher Scientific, Inc.	261	174,149

		761,475
Machinery – 1.4%

Fortive Corp.	615	46,918

IDEX Corp.	184	43,483

Ingersoll Rand, Inc.	2,137	132,216

Otis Worldwide Corp.	806	70,179

PACCAR, Inc.	1,569	138,480

		431,276
Media – 1.1%

Cable One, Inc.	15	26,452

Discovery, Inc., Class C(1)	3,015	69,044

Liberty Broadband Corp., Class C(1)	1,473	237,300

		332,796
Multi-Utilities – 0.4%

CenterPoint Energy, Inc.	3,234	90,261

Dominion Energy, Inc.	522	41,008

		131,269
Multiline Retail – 0.9%

Dollar General Corp.	1,159	273,327

		273,327
Oil, Gas & Consumable Fuels – 2.2%

Cheniere Energy, Inc.	410	41,582

Chevron Corp.	2,575	302,176

ConocoPhillips	1,596	115,199

Diamondback Energy, Inc.	623	67,191

Enterprise Products Partners LP	2,132	46,819

Pioneer Natural Resources Co.	342	62,203

Valero Energy Corp.	749	56,257

		691,427
Pharmaceuticals – 4.8%

Eli Lilly and Co.	1,092	301,632

Johnson & Johnson	2,498	427,333

Merck & Co., Inc.	4,600	352,544

Organon & Co.	2,273	69,213

Zoetis, Inc.	1,419	346,279

		1,497,001
Professional Services – 0.6%

CACI International, Inc., Class A(1)	109	29,344

Clarivate PLC(1)	5,390	126,773

Leidos Holdings, Inc.	333	29,603

		185,720

December 31, 2021	Shares	Value
Road & Rail – 1.2%

Canadian Pacific Railway Ltd.	3,254	$234,093

CSX Corp.	3,787	142,391

		376,484
Semiconductors & Semiconductor Equipment – 5.2%

Advanced Micro Devices, Inc.(1)	1,636	235,420

Applied Materials, Inc.	1,475	232,106

Broadcom, Inc.	478	318,066

Intel Corp.	2,703	139,205

Lam Research Corp.	235	169,000

Monolithic Power Systems, Inc.	162	79,919

NXP Semiconductors N.V.	851	193,841

Silicon Laboratories, Inc.(1)	157	32,408

Texas Instruments, Inc.	1,167	219,945

		1,619,910
Software – 12.2%

Adobe, Inc.(1)	706	400,344

Atlassian Corp. PLC, Class A(1)	640	244,026

Avalara, Inc.(1)	582	75,142

Black Knight, Inc.(1)	763	63,245

Cadence Design Systems, Inc.(1)	1,503	280,084

Microsoft Corp.	5,787	1,946,284

Nice Ltd., ADR(1)	427	129,637

Ping Identity Holding Corp.(1)	1,353	30,957

Rapid7, Inc.(1)	799	94,034

salesforce.com, Inc.(1)	1,328	337,485

ServiceNow, Inc.(1)	340	220,697

		3,821,935
Specialty Retail – 1.9%

Burlington Stores, Inc.(1)	215	62,675

Ross Stores, Inc.	560	63,997

The Home Depot, Inc.	1,162	482,241

		608,913
Technology Hardware, Storage & Peripherals – 6.5%

Apple, Inc.	11,517	2,045,074

		2,045,074
Textiles, Apparel & Luxury Goods – 0.6%

NIKE, Inc., Class B	611	101,835

Skechers USA, Inc., Class A(1)	1,976	85,759

		187,594
Tobacco – 0.4%

Philip Morris International, Inc.	1,330	126,350

		126,350
Wireless Telecommunication Services – 0.9%

T-Mobile US, Inc.(1)	2,483	287,978

		287,978

Total Common Stocks (Cost $30,374,174)		31,131,899

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN ALL CAP CORE VIP FUND

December 31, 2021	Principal Amount	Value
Short–Term Investment – 0.8%

Repurchase Agreements – 0.8%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $255,294, due 1/3/2022(2)	$255,294	$255,294

Total Repurchase Agreements (Cost $255,294)		255,294

Total Investments – 100.1% (Cost $30,629,468)		31,387,193

Liabilities in excess of other assets – (0.1)%		(17,127)

Total Net Assets – 100.0%		$31,370,066

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$261,500	$260,438

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$31,114,715	$17,184	*	$—	$31,131,899
Repurchase Agreements	—	255,294		—	255,294
Total	$31,114,715	$272,478		$—	$31,387,193

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN ALL CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$31,387,193

Dividends/interest receivable	24,604

Reimbursement receivable from adviser	20,085

Prepaid expenses	1,003

Total Assets	31,432,885

Liabilities

Accrued audit fees	18,604

Investment advisory fees payable	11,539

Payable for fund shares redeemed	9,550

Accrued custodian and accounting fees	9,228

Distribution fees payable	6,556

Accrued transfer agent fees	3,519

Accrued trustees’ and officers’ fees	150

Accrued expenses and other liabilities	3,673

Total Liabilities	62,819

Total Net Assets	$31,370,066

Net Assets Consist of:

Paid-in capital	$30,564,784

Distributable earnings	805,282

Total Net Assets	$31,370,066

Investments, at Cost	$30,629,468

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	3,057,416

Net Asset Value Per Share	$10.26

Statement of Operations For the Period Ended December 31, 2021[1]
Investment Income

Dividends	$84,173

Withholding taxes on foreign dividends	(191)

Total Investment Income	83,982

Expenses

Investment advisory fees	25,688

Professional fees	29,619

Distribution fees	14,595

Custodian and accounting fees	9,228

Transfer agent fees	3,818

Shareholder reports	3,284

Trustees’ and officers’ fees	1,715

Administrative fees	1,180

Other expenses	393

Total Expenses	89,520

Less: Fees waived	(43,982)

Total Expenses, Net	45,538

Net Investment Income/(Loss)	38,444

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	9,124

Net realized gain/(loss) from foreign currency transactions	(15)

Net change in unrealized appreciation/(depreciation) on investments	757,725

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	4

Net Gain on Investments and Foreign Currency Transactions	766,838

Net Increase in Net Assets Resulting From Operations	$805,282

[1]	Commenced operations on October 25, 2021.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN ALL CAP CORE VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/21[1]

Operations

Net investment income/(loss)	$38,444

Net realized gain/(loss) from investments and foreign currency transactions	9,109

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	757,729

Net Increase in Net Assets Resulting from Operations	805,282

Capital Share Transactions

Proceeds from sales of shares	31,742,905

Cost of shares redeemed	(1,178,121)

Net Increase in Net Assets Resulting from Capital Share Transactions	30,564,784

Net Increase in Net Assets	31,370,066

Net Assets

Beginning of period	—

End of period	$31,370,066

Other Information:

Shares

Sold	3,174,247

Redeemed	(116,831)

Net Increase	3,057,416

[1]	Commenced operations on October 25, 2021.

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN ALL CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return(2),(3)

Period Ended 12/31/21(5)	$10.00	$0.01	$0.25	$0.26	$10.26	2.60%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN ALL CAP CORE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3),(4)	Gross Ratio of Expenses to Average Net Assets(3)	Net Ratio of Net Investment Income to Average Net Assets(3),(4)	Gross Ratio of Net Investment Income to Average Net Assets(3)	Portfolio Turnover Rate(3)

$31,370	0.38%	1.14%	1.06%	0.30%	7%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

(4)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(5)	Commenced operations on October 25, 2021.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN ALL CAP CORE VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian All Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 25, 2021. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN ALL CAP CORE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the period ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the period ended December 31, 2021, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN ALL CAP CORE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.44% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.78% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the period ended December 31, 2021, Park Avenue waived fees and/or paid Fund expenses in the amount of $43,982.

Park Avenue has entered into a Sub-Advisory Agreement with Massachusetts Financial Services Company (“MFS”). MFS is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN ALL CAP CORE VIP FUND

Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2021, the Fund paid distribution fees in the amount of $14,595 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $32,409,927 and $2,042,943, respectively, for the period ended December 31, 2021. During the period ended December 31, 2021, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN ALL CAP CORE VIP FUND

Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the period ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian All Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian All Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 25, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the period from October 25, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013–2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/
Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/
GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11407

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian Select Mid Cap Core VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Select Mid Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN SELECT MID CAP CORE VIP FUND

FUND COMMENTARY OF FIAM LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Select Mid Cap Core VIP Fund returned 0.80%, underperforming the Standard & Poor’s MidCap 400® Index[1] (the “Index”), the Fund’s benchmark, for the period from the Fund’s inception on October 25, 2021 through December 31, 2021. Security selection drove the majority of the Fund’s outperformance relative to the Index for the period, particularly positive security selection in the industrials sector. For the period, large-cap stocks outperformed mid and small-cap stocks. From a style perspective, value stocks significantly outperformed growth stocks among mid- and small-caps, while value underperformed growth in the large-cap space.

•	The Index returned 1.45% for the period.

Market Overview

Since the Fund’s inception, U.S. equity markets rose, largely shrugging off negative COVID-19 related news flow during the period, as the broader vaccine rollout, ongoing accommodative monetary policy, and solid corporate earnings provided a constructive backdrop for U.S. equities. The U.S. Federal Reserve (the “Fed”) kept the federal funds rate at the 0-0.25% range for the duration of the period, which continued to be extremely accommodative for equities. However, the Fed transitioned to a more hawkish stance during the period in the face of rising inflation, which moved higher throughout the period. The Fed also began to taper asset purchases in November, and quickly doubled the rate at which it was tapering asset purchases during its December meeting. Inflation continues to be the primary concern of investors, with November’s 6.8% inflation growth rate marking the highest number since the early 1980’s. Markets pushed higher during the period despite the rise of COVID-19 Delta variant cases in the U.S. and the onset and rapid spread of the COVID-19 Omicron variant.

Portfolio Review

We continued to pursue a largely sector-neutral approach to managing the Fund. Given this approach, we expected security selection to be the primary driver of benchmark relative performance. During the reporting period, six of eleven sectors contributed positively to relative performance. Positive security selection in the industrials and health care sectors contributed the most to relative performance, while holdings in the financials and information technology sectors were among the detractors.

Outlook

Asset prices experienced some intra-quarter ups and downs, as markets grappled with an uneven global expansion, high inflation, and the beginning of a shift toward less accommodative monetary policy. We expect the constructive U.S. mid-cycle backdrop to prevail during 2022, but we believe less favorable monetary policy and a host of other uncertainties raise the odds of higher market volatility. Fidelity’s Business Cycle Board, composed of portfolio managers responsible for a variety of global asset allocation strategies, believes the U.S. economy is in the mid-cycle expansion phase. Board members recognize asset valuations are elevated and believe security selection may provide additional return opportunities. We believe risks to the outlook include a faster than expected tightening of financial conditions.

Within this environment, we continue to favor companies that appear poised to deliver improving fundamentals and whose stocks are trading at what we believe to be attractive valuations. We remain confident in the Fund’s investment process, in which shareholders are supported by a team of sector-focused co-managers charged with adding value through security selection, as well as a lead portfolio manager who is responsible for general team oversight, cash management and risk monitoring.

1
[1]

The Standard &Poor’s MidCap 400® Index (the “Index”) provides investors with a benchmark for mid-sized companies. The Index, which is distinct from the large-cap Standard & Poor’s 500® Index, is designed to measure the performance of 400 mid-sized companies, reflecting the distinctive risk and return characteristics of this market segment.

GUARDIAN SELECT MID CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $261,849,251

Sector Allocation[1] As of December 31, 2021

Top Ten Holdings[2] As of December 31, 2021

Holding	% of Total Net Assets
Curtiss-Wright Corp.	1.93%
AECOM	1.92%
Nielsen Holdings PLC	1.65%
Fluor Corp.	1.61%
PacWest Bancorp	1.44%
Sensata Technologies Holding PLC	1.38%
Knight-Swift Transportation Holdings, Inc.	1.38%
API Group Corp.	1.34%
Molina Healthcare, Inc.	1.34%
Penumbra, Inc.	1.29%
Total	15.28%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

2

GUARDIAN SELECT MID CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Select Mid Cap Core VIP Fund	10/25/2021	—	—	—	0.80%
Standard & Poor’s MidCap 400® Index		—	—	—	1.45%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

3

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 25, 2021 (commencement of operations), to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return*	$ 1,000.00	$ 1,008.00	$1.63	0.87%
Based on Hypothetical Return (5% Return Before Expenses)**	$ 1,000.00	$ 1,020.82	$4.43	0.87%

*

Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 68/365 (to reflect the period from October 25, 2021 (commencement of operations) through December 31, 2021).

**

Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2021) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

4

SCHEDULE OF INVESTMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

December 31, 2021	Shares	Value
Common Stocks – 99.5%

Aerospace & Defense – 1.9%

Curtiss-Wright Corp.	36,418	$5,050,084

		5,050,084
Auto Components – 1.5%

Adient PLC(1)	31,054	1,486,865

Lear Corp.	12,721	2,327,307

		3,814,172
Automobiles – 0.7%

Aston Martin Lagonda Global Holdings PLC (United Kingdom)(1)(2)	15,152	276,396

Harley-Davidson, Inc.	41,434	1,561,647

		1,838,043
Banks – 5.1%

Associated Banc-Corp	99,911	2,256,990

First Horizon Corp.	132,374	2,161,668

Live Oak Bancshares, Inc.	6,956	607,189

PacWest Bancorp	83,401	3,767,223

Piraeus Financial Holdings S.A. (Greece)(1)	126,400	185,597

Signature Bank	7,875	2,547,326

Silvergate Capital Corp., Class A(1)	3,422	507,140

Wintrust Financial Corp.	14,870	1,350,494

		13,383,627
Beverages – 0.2%

The Boston Beer Co., Inc., Class A(1)	1,251	631,880

		631,880
Biotechnology – 1.3%

Argenx SE, ADR(1)	2,800	980,532

Exelixis, Inc.(1)	79,000	1,444,120

TG Therapeutics, Inc.(1)	50,000	950,000

		3,374,652
Building Products – 0.4%

Builders FirstSource, Inc.(1)	11,903	1,020,206

		1,020,206
Capital Markets – 0.6%

Lazard Ltd., Class A	20,712	903,664

Patria Investments Ltd., Class A	42,143	682,717

		1,586,381
Chemicals – 2.6%

RPM International, Inc.	21,553	2,176,853

The Chemours Co.	55,996	1,879,226

Trinseo PLC	21,611	1,133,713

Valvoline, Inc.	46,470	1,732,866

		6,922,658
Commercial Services & Supplies – 0.7%

CoreCivic, Inc.(1)	190,000	1,894,300

The Brink’s Co.	696	45,637

		1,939,937

December 31, 2021	Shares	Value
Construction & Engineering – 5.6%

AECOM(1)	65,151	$5,039,430

API Group Corp.(1)	136,174	3,509,204

Fluor Corp.(1)	169,916	4,208,819

Granite Construction, Inc.	48,456	1,875,247

		14,632,700
Construction Materials – 1.0%

Eagle Materials, Inc.	15,917	2,649,544

		2,649,544
Consumer Finance – 1.3%

Ally Financial, Inc.	20,523	977,100

FirstCash Holdings, Inc.	33,598	2,513,466

		3,490,566
Containers & Packaging – 0.5%

Berry Global Group, Inc.(1)	19,100	1,409,198

		1,409,198
Distributors – 0.6%

LKQ Corp.	28,111	1,687,503

		1,687,503
Diversified Financial Services – 0.5%

Cairo Mezz PLC (Cyprus)(1)	639,200	104,372

Cannae Holdings, Inc.(1)	35,771	1,257,351

		1,361,723
Diversified Telecommunication Services – 0.1%

Iridium Communications, Inc.(1)	8,092	334,119

		334,119
Electric Utilities – 1.2%

Evergy, Inc.	457	31,355

IDACORP, Inc.	6,803	770,848

OGE Energy Corp.	43,861	1,683,385

PNM Resources, Inc.	11,336	517,035

		3,002,623
Electrical Equipment – 1.4%

Sensata Technologies Holding PLC(1)	58,674	3,619,599

		3,619,599
Electronic Equipment, Instruments & Components – 2.7%

Avnet, Inc.	52,411	2,160,906

Cognex Corp.	26,749	2,080,002

Trimble, Inc.(1)	12,783	1,114,550

TTM Technologies, Inc.(1)	59,345	884,241

Vishay Intertechnology, Inc.	13,828	302,418

Vontier Corp.	15,336	471,275

		7,013,392
Energy Equipment & Services – 0.2%

Liberty Oilfield Services, Inc., Class A(1)	43,332	420,320

		420,320
Entertainment – 0.3%

Endeavor Group Holdings, Inc., Class A(1)	6,983	243,637

The accompanying notes are an integral part of these financial statements.	5

SCHEDULE OF INVESTMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

December 31, 2021	Shares	Value
Entertainment (continued)

Liberty Media Corp-Liberty Formula One, Class C(1)	3,878	$245,245

Warner Music Group Corp., Class A	5,015	216,547

		705,429
Equity Real Estate Investment – 9.7%

American Homes 4 Rent, Class A, REIT	37,245	1,624,254

CubeSmart REIT	35,779	2,036,183

CyrusOne, Inc. REIT	18,638	1,672,201

DigitalBridge Group, Inc. REIT(1)	85,000	708,050

Douglas Emmett, Inc. REIT	49,640	1,662,940

Duke Realty Corp. REIT	38,755	2,543,878

Equity LifeStyle Properties, Inc. REIT	18,907	1,657,388

Gaming and Leisure Properties, Inc. REIT	19,939	970,232

Healthcare Trust of America, Inc., Class A, REIT	27,524	919,026

Lamar Advertising Co., Class A, REIT	12,281	1,489,685

Postal Realty Trust, Inc., Class A, REIT	77,558	1,535,648

SITE Centers Corp. REIT	73,054	1,156,445

Spirit Realty Capital, Inc. REIT	26,880	1,295,347

Sunstone Hotel Investors, Inc. REIT(1)	85,466	1,002,516

Terreno Realty Corp. REIT	14,030	1,196,619

The GEO Group, Inc. REIT	163,386	1,266,242

Ventas, Inc. REIT	38,713	1,979,009

Washington REIT	26,447	683,655

		25,399,318
Food & Staples Retailing – 1.3%

BJ’s Wholesale Club Holdings, Inc.(1)	20,089	1,345,360

Casey’s General Stores, Inc.	1,494	294,841

Grocery Outlet Holding Corp.(1)	16,243	459,352

Performance Food Group Co.(1)	11,859	544,210

Sprouts Farmers Market, Inc.(1)	5,283	156,799

US Foods Holding Corp.(1)	17,912	623,875

		3,424,437
Food Products – 1.3%

Bunge Ltd.	2,914	272,051

Darling Ingredients, Inc.(1)	20,472	1,418,505

Freshpet, Inc.(1)	657	62,592

Greencore Group PLC (Ireland)(1)	24,800	43,460

Ingredion, Inc.	5,018	484,939

Lamb Weston Holdings, Inc.	2,499	158,387

Nomad Foods Ltd.(1)	14,415	365,997

Post Holdings, Inc.(1)	3,756	423,414

Sovos Brands, Inc.(1)	4,740	71,337

TreeHouse Foods, Inc.(1)	3,635	147,327

		3,448,009
Gas Utilities – 0.4%

National Fuel Gas Co.	7,700	492,338

ONE Gas, Inc.	2,900	225,011

December 31, 2021	Shares	Value
Gas Utilities (continued)

UGI Corp.	8,937	$410,298

		1,127,647
Health Care Equipment & Supplies – 4.3%

Hologic, Inc.(1)	16,400	1,255,584

Masimo Corp.(1)	10,250	3,000,995

Nanosonics Ltd. (Australia)(1)	272,144	1,250,033

Penumbra, Inc.(1)	11,800	3,390,376

Tandem Diabetes Care, Inc.(1)	15,500	2,333,060

		11,230,048
Health Care Providers & Services – 2.7%

agilon health, Inc.(1)	46,000	1,242,000

LHC Group, Inc.(1)	9,200	1,262,516

Molina Healthcare, Inc.(1)	11,000	3,498,880

Oak Street Health, Inc.(1)	32,500	1,077,050

		7,080,446
Hotels, Restaurants & Leisure – 3.5%

Aramark	25,855	952,757

Brinker International, Inc.(1)	10,500	384,195

Caesars Entertainment, Inc.(1)	32,001	2,993,054

Darden Restaurants, Inc.	4,683	705,447

Domino’s Pizza, Inc.	1,601	903,492

Vail Resorts, Inc.	3,438	1,127,320

Wyndham Hotels & Resorts, Inc.	23,685	2,123,360

		9,189,625
Household Durables – 2.3%

Leggett & Platt, Inc.	15,554	640,203

Mohawk Industries, Inc.(1)	9,071	1,652,555

NVR, Inc.(1)	301	1,778,570

Taylor Morrison Home Corp.(1)	52,041	1,819,353

		5,890,681
Household Products – 0.5%

Energizer Holdings, Inc.	13,250	531,325

Reynolds Consumer Products, Inc.	11,738	368,573

Spectrum Brands Holdings, Inc.	3,465	352,460

		1,252,358
Independent Power and Renewable Electricity Producers – 0.1%

NextEra Energy Partners LP	3,873	326,881

		326,881
Insurance – 2.8%

American Financial Group, Inc.	14,219	1,952,553

Assurant, Inc.	11,124	1,733,787

Globe Life, Inc.	8,600	805,992

Primerica, Inc.	15,587	2,389,019

Talanx AG (Germany)	7,563	366,504

		7,247,855
Interactive Media & Services – 0.3%

NerdWallet, Inc., Class A(1)	12,200	189,710

TripAdvisor, Inc.(1)	5,162	140,716

Ziff Davis, Inc.(1)	3,700	410,182

		740,608

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

December 31, 2021	Shares	Value
Internet & Direct Marketing Retail – 0.4%

BARK, Inc.(1)	44,425	$187,474

Deliveroo PLC (United Kingdom)(1)(2)	122,979	347,438

Farfetch Ltd., Class A(1)	14,182	474,104

		1,009,016
IT Services – 3.2%

Akamai Technologies, Inc.(1)	11,289	1,321,265

Cyxtera Technologies, Inc.(1)	21,413	270,018

ExlService Holdings, Inc.(1)	6,715	972,131

Gartner, Inc.(1)	1,111	371,429

GoDaddy, Inc., Class A(1)	16,832	1,428,363

LiveRamp Holdings, Inc.(1)	8,627	413,665

Nuvei Corp. (Canada)(1)(2)	2,313	149,940

Repay Holdings Corp.(1)	76,625	1,399,939

Thoughtworks Holding, Inc.(1)	1,000	26,810

WEX, Inc.(1)	8,970	1,259,298

Wix.com Ltd.(1)	5,375	848,121

		8,460,979
Life Sciences Tools & Services – 0.6%

Bruker Corp.	18,000	1,510,380

		1,510,380
Machinery – 1.1%

Allison Transmission Holdings, Inc.	59,976	2,180,128

Crane Co.	6,636	675,080

		2,855,208
Marine – 2.9%

Genco Shipping & Trading Ltd.	121,640	1,946,240

Golden Ocean Group Ltd.(1)	53,369	496,332

Kirby Corp.(1)	52,601	3,125,552

Safe Bulkers, Inc.(1)	50,529	190,494

Star Bulk Carriers Corp.	76,951	1,744,479

		7,503,097
Media – 1.2%

Cable One, Inc.	604	1,065,124

Discovery, Inc., Class A(1)	3,988	93,878

Gray Television, Inc.	6,800	137,088

Liberty Media Corp-Liberty SiriusXM, Class A(1)	2,714	138,007

Nexstar Media Group, Inc., Class A	2,408	363,560

S4 Capital PLC (United Kingdom)(1)	15,806	135,595

The Interpublic Group of Cos., Inc.	11,504	430,825

The New York Times Co., Class A	14,208	686,246

		3,050,323
Metals & Mining – 1.9%

Cleveland-Cliffs, Inc.(1)	72,649	1,581,569

Steel Dynamics, Inc.	42,762	2,654,237

Yamana Gold, Inc.	201,333	849,625

		5,085,431
Mortgage Real Estate Investment – 0.8%

New Residential Investment Corp. REIT	190,043	2,035,361

		2,035,361

December 31, 2021	Shares	Value
Multi-Utilities – 1.0%

Black Hills Corp.	10,329	$728,918

MDU Resources Group, Inc.	38,742	1,194,803

NiSource, Inc.	24,535	677,411

		2,601,132
Multiline Retail – 0.3%

Nordstrom, Inc.(1)	35,178	795,726

		795,726
Oil, Gas & Consumable Fuels – 2.6%

APA Corp.	20,467	550,358

Coterra Energy, Inc.	25,512	484,728

Denbury, Inc.(1)	5,179	396,659

DHT Holdings, Inc.	169,020	877,214

EQT Corp.(1)	48,720	1,062,583

Euronav N.V. (Belgium)	108,386	962,214

HollyFrontier Corp.	26,390	865,064

Targa Resources Corp.	30,275	1,581,566

		6,780,386
Paper & Forest Products – 0.8%

Louisiana-Pacific Corp.	25,953	2,033,418

		2,033,418
Personal Products – 0.6%

Herbalife Nutrition Ltd.(1)	2,900	118,697

The Beauty Health Co.(1)	64,000	1,546,240

		1,664,937
Pharmaceuticals – 0.7%

Nektar Therapeutics(1)	40,000	540,400

Royalty Pharma PLC, Class A	34,000	1,354,900

		1,895,300
Professional Services – 2.2%

CACI International, Inc., Class A(1)	5,238	1,410,122

Nielsen Holdings PLC	210,109	4,309,336

		5,719,458
Real Estate Management & Development – 1.3%

Doma Holdings, Inc.(1)	113,237	575,244

Jones Lang LaSalle, Inc.(1)	6,859	1,847,403

WeWork, Inc., Class A(1)	99,700	857,420

		3,280,067
Road & Rail – 1.4%

Knight-Swift Transportation Holdings, Inc.	59,212	3,608,379

		3,608,379
Semiconductors & Semiconductor Equipment – 2.1%

ON Semiconductor Corp.(1)	48,660	3,304,987

SolarEdge Technologies, Inc.(1)	7,720	2,166,001

		5,470,988
Software – 6.4%

Anaplan, Inc.(1)	25,209	1,155,833

Aspen Technology, Inc.(1)	7,536	1,146,979

AvidXchange Holdings, Inc.(1)	843	12,696

Black Knight, Inc.(1)	18,602	1,541,920

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

December 31, 2021	Shares	Value
Software (continued)

Blackbaud, Inc.(1)	20,637	$1,629,910

Braze, Inc., Class A(1)	300	23,148

Ceridian HCM Holding, Inc.(1)	21,346	2,229,803

Citrix Systems, Inc.	7,533	712,546

Coupa Software, Inc.(1)	4,668	737,777

Elastic N.V.(1)	9,028	1,111,257

Guidewire Software, Inc.(1)	6,928	786,536

NortonLifeLock, Inc.	44,303	1,150,992

PTC, Inc.(1)	14,826	1,796,170

Tenable Holdings, Inc.(1)	31,673	1,744,232

Zendesk, Inc.(1)	9,967	1,039,458

		16,819,257
Specialty Retail – 1.3%

Burlington Stores, Inc.(1)	3,419	996,673

Camping World Holdings, Inc., Class A	10,000	404,000

Five Below, Inc.(1)	9,194	1,902,146

		3,302,819
Technology Hardware, Storage & Peripherals – 0.4%

Western Digital Corp.(1)	16,338	1,065,401

		1,065,401
Textiles, Apparel & Luxury Goods – 3.2%

Capri Holdings Ltd.(1)	37,756	2,450,742

Columbia Sportswear Co.	9,920	966,605

PRADA S.p.A. (Italy)	110,100	705,075

PVH Corp.	18,043	1,924,286

Tapestry, Inc.	59,704	2,423,982

		8,470,690
Thrifts & Mortgage Finance – 1.2%

MGIC Investment Corp.	224,131	3,231,969

		3,231,969
Trading Companies & Distributors – 1.7%

Beacon Roofing Supply, Inc.(1)	17,622	1,010,622

MRC Global, Inc.(1)	330,553	2,274,204

NOW, Inc.(1)	133,294	1,138,331

		4,423,157
Water Utilities – 0.6%

Essential Utilities, Inc.	28,007	1,503,696

		1,503,696

Total Common Stocks (Cost $259,016,008)		260,422,844

	Principal Amount	Value
Short–Term Investments – 0.6%
U.S. Treasury Bills – 0.0%

U.S. Treasury Bill 0.027% due 2/10/2022	$100,000	$99,997
0.032% due 2/3/2022	20,000	19,999

Total U.S. Treasury Bills (Cost $119,994)		119,996
Repurchase Agreements – 0.6%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $1,672,189, due 1/3/2022(3)	1,672,189	1,672,189

Total Repurchase Agreements (Cost $1,672,189)		1,672,189

Total Investments – 100.1% (Cost $260,808,191)		262,215,029

Liabilities in excess of other assets – (0.1)%		(365,778)

Total Net Assets – 100.0%		$261,849,251

(1)	Non–income–producing security.
(2)

Securities that may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933, as amended, normally to certain qualified buyers. At December 31, 2021, the aggregate market value of these securities amounted to $773,774, representing 0.3% of net assets. These securities have been deemed liquid by the investment adviser pursuant to the Fund’s liquidity procedures approved by the Board of Trustees.

(3)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$1,712,600	$1,705,643

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

8	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$256,046,160	$4,376,684	*	$—	$260,422,844
U.S. Treasury Bills	—	119,996		—	119,996
Repurchase Agreements	—	1,672,189		—	1,672,189
Total	$256,046,160	$6,168,869		$—	$262,215,029

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

9

FINANCIAL INFORMATION — GUARDIAN SELECT MID CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$262,215,029

Receivable for investments sold	1,207,896

Dividends/interest receivable	223,973

Reimbursement receivable from adviser	18,136

Cash deposits with brokers for futures contracts	1,270

Foreign tax reclaims receivable	505

Prepaid expenses	8,689

Total Assets	263,675,498

Liabilities

Payable for investments purchased	1,446,887

Payable for fund shares redeemed	158,352

Investment advisory fees payable	114,815

Distribution fees payable	54,158

Accrued audit fees	18,604

Accrued custodian and accounting fees	9,900

Accrued trustees’ and officers’ fees	958

Due to custodian	60

Accrued expenses and other liabilities	22,513

Total Liabilities	1,826,247

Total Net Assets	$261,849,251

Net Assets Consist of:

Paid-in capital	$259,814,249

Distributable earnings	2,035,002

Total Net Assets	$261,849,251

Investments, at Cost	$260,808,191

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	25,988,825

Net Asset Value Per Share	$10.08

Statement of Operations For the Period Ended December 31, 2021[1]
Investment Income

Dividends	$878,258

Interest	8

Withholding taxes on foreign dividends	(1,404)

Total Investment Income	876,862

Expenses

Investment advisory fees	260,393

Distribution fees	122,827

Professional fees	37,858

Trustees’ and officers’ fees	14,341

Custodian and accounting fees	10,109

Administrative fees	9,864

Transfer agent fees	3,818

Shareholder reports	3,284

Other expenses	3,275

Total Expenses	465,769

Less: Fees waived	(38,331)

Total Expenses, Net	427,438

Net Investment Income/(Loss)	449,424

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments, Derivative Contracts and Foreign Currency Transactions

Net realized gain/(loss) from investments	120,367

Net realized gain/(loss) from futures contracts	65,093

Net realized gain/(loss) from foreign currency transactions	(6,727)

Net change in unrealized appreciation/(depreciation) on investments	1,406,838

Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies	7

Net Gain on Investments, Derivative Contracts and Foreign Currency Transactions	1,585,578

Net Increase in Net Assets Resulting From Operations	$2,035,002

[1]	Commenced operations on October 25, 2021.

10	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SELECT MID CAP CORE VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/21[1]

Operations

Net investment income/(loss)	$449,424

Net realized gain/(loss) from investments, derivative contracts and foreign currency transactions	178,733

Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities in foreign currencies	1,406,845

Net Increase in Net Assets Resulting from Operations	2,035,002

Capital Share Transactions

Proceeds from sales of shares[2]	276,926,952

Cost of shares redeemed	(17,112,703)

Net Increase in Net Assets Resulting from Capital Share Transactions	259,814,249

Net Increase in Net Assets	261,849,251

Net Assets
Beginning of period	—

End of period	$261,849,251

Other Information:

Shares

Sold	27,693,924

Redeemed	(1,705,099)

Net Increase	25,988,825

[1]	Commenced operations on October 25, 2021.
[2]	Includes in-kind subscriptions of $262,899,145. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

The accompanying notes are an integral part of these financial statements.	11

FINANCIAL INFORMATION — GUARDIAN SELECT MID CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return(2),(3)

Period Ended 12/31/21(5)	$10.00	$0.02	$0.06	$0.08	$10.08	0.80%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SELECT MID CAP CORE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3),(4)	Gross Ratio of Expenses to Average Net Assets(3)	Net Ratio of Net Investment Income to Average Net Assets(3),(4)	Gross Ratio of Net Investment Income to Average Net Assets(3)	Portfolio Turnover Rate(3)

$261,849	0.82%	0.90%	0.96%	0.88%	93%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

(4)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(5)	Commenced operations on October 25, 2021.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Select Mid Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 25, 2021. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks long term growth of capital.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices.

Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the period ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.53% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.87% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the period ended December 31, 2021, Park Avenue waived fees and/or paid Fund expenses in the amount of $38,331.

Park Avenue has entered into a Sub-Advisory Agreement with FIAM LLC (“FIAM”). FIAM is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2021, the Fund paid distribution fees in the amount of $122,827 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $234,777,307 and $238,717,005, respectively, for the period ended December 31, 2021. During the period ended December 31, 2021, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

e. Disclosures About Derivative Instruments and Hedging Activities The Fund entered into equity futures contracts during the period ended December 31, 2021 to equitize cash and keep the Fund fully invested. Using futures contracts involves various risks, including market, interest rate and equity risks. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SELECT MID CAP CORE VIP FUND

Transactions in derivative investments for the period ended December 31, 2021 were as follows:

Equity Contracts

Net Realized Gain (Loss)
Futures Contracts[1]	$65,093

Average Number of Notional Amounts
Futures Contracts[2]	200

[1]	Statement of Operations location: Net realized gain/(loss) from futures contracts.
[2]	Amount represents number of contracts.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the period ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Select Mid Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Select Mid Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 25, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the period from October 25, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11408

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian Small-Mid Cap Core VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Small-Mid Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN SMALL-MID CAP CORE VIP FUND

FUND COMMENTARY OF ALLSPRING GLOBAL INVESTMENTS, LLC, SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Small-Mid Cap Core VIP Fund (the “Fund”) returned 0.90% since its inception on October 25, 2021 through December 31, 2021, outperforming its benchmark, the Russell 2500® Index[1] (the “Index”), over the period. The Fund’s outperformance relative to the Index was primarily due to security selection in the information technology, industrials, and real estate sectors. Conversely, an underweight in the utilities sector and stock selection in the materials sector were among the largest relative detractors to performance.

•	The Index delivered a negative return of -1.64% during the period.

Market Overview

Despite the threats posed by viral variants, an uptick in inflation, and concerns over potential central bank actions, the equity market posted strong returns for the year. Stocks of all flavors performed well. Large, mid, and small cap stocks all rewarded investors with double-digit returns. While value and growth stocks both produced positive returns, growth equities performed better than their value counterparts in the larger cap segment of the market while value outperformed in the lower market cap segments of the market.

During the fourth quarter of 2021, markets encountered volatility in November and December as the Omicron variant caused concern about renewed restrictions that could hamper future growth. President Biden signed the Infrastructure Investment and Jobs Act, a $1.2 trillion infrastructure bill. The bill includes $550 billion of additional spending with a portion allocated to upgrading America’s transportation sector. The much debated Build Back Better spending bill, nearly $2 trillion in spending, did not receive a majority vote by the Senate in December. The debate between both sides is expected to continue into 2022, especially with mid-term elections on the horizon.

On the economic front, the U.S. economy appeared to be progressing through mid-cycle dynamics. The maturing cycle typically offers both expansion and the potential for a more volatile backdrop for markets. Inflation rates were nearing peak levels at the end of the period and we believe should moderate in the year ahead, but inflation pressures may still prove more persistent than expected which could trigger action from the U.S. Federal Reserve (the “Fed”) to lean toward more normalized monetary policy. However, consumer spending continued to be strong and demand in many economic channels of production remained robust. Overall, the economy has likely surpassed its peak growth rate, but a sustained expansion has the opportunity to persist looking ahead.

Portfolio Review

The Fund outperformed the Index for the period from the Fund’s inception on October 25, 2021 through December 31, 2021. Stock selection drove the Fund’s outperformance relative to the Index, although sector allocation differences also contributed to performance. The Fund’s outperformance relative to the Index was primarily due to favorable security selection in the information technology, industrials, and real estate sectors. Conversely, an underweight in the utilities sector and security selection in the materials sector were the largest relative detractors to performance.

Over the period, modest changes to the Fund’s portfolio were made. The Fund continued to have an overweight position in the industrials sector where the team sees opportunity, on a stock-by-stock basis, as supply chains normalize. The Fund was most underweight compared to the Index in the financials sector at the end of the period as the team sought better risk/reward in other parts of the market. Our portfolio positioning, and subsequent sector weightings, is a byproduct of the team’s fundamental, bottom-up research on each company.

Outlook

While 2021 was a strong year for the equity markets, we believe there are reasons for both caution and optimism as we look ahead. As the new year begins, many themes from 2021 are still very much in focus. We think the key questions include: 1) pandemic resolution — will economies be able to move on from COVID-19 or will it continue to linger? 2) inflation — will it be transitory or enduring? 3) Fed policy — will the Fed pull the right levers if inflation lingers, yet avoid tipping the economy into a downturn? In our view, all of these themes, among others, merit attention in 2022. We anticipate this year

[1]

The Russell 2500® Index (the “Index”) measures the performance of the small to midcap segment of the US equity universe, commonly referred to as “smid” cap. It is a subset of the Russell 3000® Index and includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership. You may not invest in the Index and, unlike the Fund, the Index does not incur fees or expenses. Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

1

GUARDIAN SMALL-MID CAP CORE VIP FUND

could experience higher volatility; however, we expect to see opportunities in high quality companies.

Overall, we continue to feel comfortable with our portfolio positioning and continue to have diversified exposure across sectors with both growth and value stocks. A key outcome of our bottom-up, flexible, active core approach is the ability to migrate to wherever we find opportunities in the market. We believe our style-agnostic focus and private market value (PMV) process provides access to a broader opportunity set for selecting stocks, which we believe allows the team to better navigate volatility that arises when different investment styles come into or fall out of favor. This leads to a balanced, all-weather portfolio that we believe can navigate through the market cycle.

2

GUARDIAN SMALL-MID CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $385,127,636

Sector Allocation[1] As of December 31, 2021

Top Ten Holdings[2] As of December 31, 2021

Holding	% of Total Net Assets
Sun Communities, Inc. REIT	2.43%
Carlisle Cos., Inc.	2.29%
Bio-Rad Laboratories, Inc., Class A	2.17%
Atkore, Inc.	2.11%
Masonite International Corp.	2.03%
ON Semiconductor Corp.	2.01%
LivaNova PLC	1.94%
Marvell Technology, Inc.	1.74%
SBA Communications Corp. REIT	1.72%
VICI Properties, Inc. REIT	1.68%
Total	20.12%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN SMALL-MID CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Small-Mid Cap Core VIP Fund	10/25/2021	—	—	—	0.90%
Russell 2500® Index		—	—	—	-1.64%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 25, 2021 (commencement of operations), to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return*	$ 1,000.00	$ 1,009.00	$ 1.74	0.93%
Based on Hypothetical Return (5% Return Before Expenses)**	$ 1,000.00	$ 1,020.52	$ 4.74	0.93%

*

Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 68/365 (to reflect the period from October 25, 2021 (commencement of operations) through December 31, 2021).

**

Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2021) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

December 31, 2021	Shares	Value
Common Stocks – 98.2%

Aerospace & Defense – 1.2%

MTU Aero Engines AG (Germany)	22,358	$4,545,741

		4,545,741
Auto Components – 1.3%

Dana, Inc.	221,373	5,051,732

		5,051,732
Banks – 2.1%

Pinnacle Financial Partners, Inc.	37,670	3,597,485

Sterling Bancorp.	174,842	4,509,175

		8,106,660
Biotechnology – 0.5%

Neurocrine Biosciences, Inc.(1)	15,136	1,289,133

Sage Therapeutics, Inc.(1)	16,058	683,107

		1,972,240
Building Products – 8.7%

Advanced Drainage Systems, Inc.	22,452	3,056,391

Armstrong World Industries, Inc.	54,699	6,351,648

Carlisle Cos., Inc.	35,580	8,828,109

Masonite International Corp.(1)	66,218	7,810,413

Tecnoglass, Inc.	72,619	1,901,892

The AZEK Co., Inc.(1)	116,304	5,377,897

		33,326,350
Capital Markets – 2.0%

Cboe Global Markets, Inc.	34,732	4,529,053

Raymond James Financial, Inc.	30,833	3,095,633

		7,624,686
Chemicals – 4.3%

Ashland Global Holdings, Inc.	58,664	6,315,766

Quaker Chemical Corp.	20,570	4,747,145

Westlake Chemical Corp.	57,828	5,616,834

		16,679,745
Commercial Services & Supplies – 3.3%

IAA, Inc.(1)	104,343	5,281,843

Republic Services, Inc.	31,069	4,332,572

Stericycle, Inc.(1)	53,935	3,216,683

		12,831,098
Construction & Engineering – 1.1%

API Group Corp.(1)	164,634	4,242,618

		4,242,618
Containers & Packaging – 1.1%

Crown Holdings, Inc.	39,228	4,339,401

		4,339,401
Diversified Consumer Services – 1.8%

Houghton Mifflin Harcourt Co.(1)	254,115	4,091,252

Service Corp. International	37,656	2,673,199

		6,764,451
Electrical Equipment – 4.8%

Atkore, Inc.(1)	72,892	8,104,862

Regal Rexnord Corp.	32,116	5,465,501

December 31, 2021	Shares	Value
Electrical Equipment (continued)

Sensata Technologies Holding PLC(1)	80,519	$4,967,217

		18,537,580
Electronic Equipment, Instruments & Components – 1.2%

Teledyne Technologies, Inc.(1)	10,150	4,434,434

		4,434,434
Equity Real Estate Investment – 8.8%

American Homes 4 Rent, Class A, REIT	120,225	5,243,012

Four Corners Property Trust, Inc. REIT	81,049	2,383,651

Life Storage, Inc. REIT	25,989	3,980,995

SBA Communications Corp. REIT	17,017	6,619,953

Sun Communities, Inc. REIT	44,541	9,352,274

VICI Properties, Inc. REIT	215,014	6,474,072

		34,053,957
Food Products – 1.4%

Nomad Foods Ltd.(1)	207,312	5,263,652

		5,263,652
Health Care Equipment & Supplies – 3.7%

Haemonetics Corp.(1)	47,614	2,525,446

Integer Holdings Corp.(1)	50,098	4,287,888

LivaNova PLC(1)	85,520	7,477,014

		14,290,348
Health Care Providers & Services – 2.2%

HealthEquity, Inc.(1)	74,669	3,303,356

Humana, Inc.	11,266	5,225,847

		8,529,203
Health Care Technology – 0.5%

Schrodinger, Inc.(1)	51,362	1,788,939

		1,788,939
Hotels, Restaurants & Leisure – 2.5%

Jack in the Box, Inc.	43,559	3,810,541

Planet Fitness, Inc., Class A(1)	65,810	5,961,070

		9,771,611
Household Durables – 1.3%

Mohawk Industries, Inc.(1)	27,962	5,094,117

		5,094,117
Household Products – 1.2%

Church & Dwight Co., Inc.	43,262	4,434,355

		4,434,355
Insurance – 4.8%

Arch Capital Group Ltd.(1)	137,194	6,098,273

Axis Capital Holdings Ltd.	96,038	5,231,190

CNO Financial Group, Inc.	116,442	2,775,977

Reinsurance Group of America, Inc.	41,538	4,547,996

		18,653,436
Interactive Media & Services – 0.7%

Bumble, Inc., Class A(1)	80,677	2,731,723

		2,731,723
Internet & Direct Marketing Retail – 1.9%

Revolve Group, Inc.(1)	82,863	4,643,642

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

December 31, 2021	Shares	Value
Internet & Direct Marketing Retail (continued)

The RealReal, Inc.(1)	241,265	$2,801,087

		7,444,729
IT Services – 2.3%

Evo Payments, Inc., Class A(1)	194,745	4,985,472

Genpact Ltd.	74,429	3,950,691

		8,936,163
Life Sciences Tools & Services – 3.2%

Bio-Rad Laboratories, Inc., Class A(1)	11,075	8,367,938

Codexis, Inc.(1)	41,820	1,307,711

Sotera Health Co.(1)	113,945	2,683,405

		12,359,054
Machinery – 1.3%

Ingersoll Rand, Inc.	81,767	5,058,924

		5,058,924
Metals & Mining – 1.2%

Steel Dynamics, Inc.	76,344	4,738,672

		4,738,672
Personal Products – 1.7%

elf Beauty, Inc.(1)	127,143	4,222,419

The Honest Co., Inc.(1)	277,359	2,243,834

		6,466,253
Professional Services – 0.9%

Dun & Bradstreet Holdings, Inc.(1)	174,939	3,584,500

		3,584,500
Semiconductors & Semiconductor Equipment – 4.6%

Azenta, Inc.	31,915	3,290,756

Marvell Technology, Inc.	76,635	6,704,796

ON Semiconductor Corp.(1)	114,127	7,751,506

		17,747,058
Software – 12.2%

8x8, Inc.(1)	203,241	3,406,319

Anaplan, Inc.(1)	52,914	2,426,107

Black Knight, Inc.(1)	75,644	6,270,131

Fair Isaac Corp.(1)	9,815	4,256,471

Instructure Holdings, Inc.(1)	186,133	4,463,470

New Relic, Inc.(1)	20,154	2,216,134

PagerDuty, Inc.(1)	164,843	5,728,294

Q2 Holdings, Inc.(1)	53,970	4,287,377

Riskified Ltd., Class A(1)	104,263	819,507

SPS Commerce, Inc.(1)	18,149	2,583,510

WalkMe Ltd.(1)	217,848	4,276,356

Zendesk, Inc.(1)	58,053	6,054,348

		46,788,024

December 31, 2021	Shares	Value
Specialty Retail – 3.8%

Burlington Stores, Inc.(1)	20,918	$6,097,806

Tractor Supply Co.	9,628	2,297,241

Ulta Beauty, Inc.(1)	14,968	6,171,905

		14,566,952
Textiles, Apparel & Luxury Goods – 0.9%

Deckers Outdoor Corp.(1)	9,136	3,346,608

		3,346,608
Thrifts & Mortgage Finance – 0.9%

Essent Group Ltd.	77,229	3,516,236

		3,516,236
Trading Companies & Distributors – 2.8%

Air Lease Corp.	111,765	4,943,366

United Rentals, Inc.(1)	17,195	5,713,727

		10,657,093

Total Common Stocks (Cost $377,328,564)		378,278,343
Exchange–Traded Funds – 1.2%

SPDR S&P Biotech ETF	40,135	4,493,515

Total Exchange–Traded Funds (Cost $4,948,015)		4,493,515

	Principal Amount	Value
Short–Term Investment – 1.1%

Repurchase Agreements – 1.1%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $4,454,073, due 1/3/2022(2)	$4,454,073	4,454,073

Total Repurchase Agreements (Cost $4,454,073)		4,454,073

Total Investments – 100.5% (Cost $386,730,652)		387,225,931

Liabilities in excess of other assets – (0.5)%		(2,098,295)

Total Net Assets – 100.0%		$385,127,636

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$4,561,700	$4,543,170

Legend:

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2		Level 3	Total
Common Stocks	$373,732,602	$4,545,741	*	$—	$378,278,343
Exchange–Traded Funds	4,493,515	—		—	4,493,515
Repurchase Agreements	—	4,454,073		—	4,454,073
Total	$378,226,117	$8,999,814		$—	$387,225,931

*

Consists of certain foreign securities whose values were determined by a pricing service using pricing models (See Note 2a in Notes to Financial Statements). These investments in securities were classified as Level 2 rather than Level 1.

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SMALL-MID CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$387,225,931

Dividends/interest receivable	262,397

Reimbursement receivable from adviser	28,262

Prepaid expenses	12,668

Total Assets	387,529,258

Liabilities

Payable for investments purchased	1,902,101

Investment advisory fees payable	200,287

Payable for fund shares redeemed	158,789

Distribution fees payable	79,914

Accrued audit fees	18,604

Accrued custodian and accounting fees	10,274

Accrued trustees’ and officers’ fees	1,368

Accrued expenses and other liabilities	30,285

Total Liabilities	2,401,622

Total Net Assets	$385,127,636

Net Assets Consist of:

Paid-in capital	$381,517,743

Distributable earnings	3,609,893

Total Net Assets	$385,127,636

Investments, at Cost	$386,730,652

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	38,163,920

Net Asset Value Per Share	$10.09

Statement of Operations For the Period Ended December 31, 2021[1]
Investment Income

Dividends	$561,180

Total Investment Income	561,180

Expenses

Investment advisory fees	451,498

Distribution fees	180,362

Professional fees	42,039

Trustees’ and officers’ fees	20,748

Administrative fees	14,272

Custodian and accounting fees	10,556

Transfer agent fees	3,818

Shareholder reports	3,284

Other expenses	4,740

Total Expenses	731,317

Less: Fees waived	(60,372)

Total Expenses, Net	670,945

Net Investment Income/(Loss)	(109,765)

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments and Foreign Currency Transactions

Net realized gain/(loss) from investments	3,232,875

Net realized gain/(loss) from foreign currency transactions	(8,496)

Net change in unrealized appreciation/(depreciation) on investments	495,279

Net Gain on Investments and Foreign Currency Transactions	3,719,658

Net Increase in Net Assets Resulting From Operations	$3,609,893

[1]	Commenced operations on October 25, 2021.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN SMALL-MID CAP CORE VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/21[1]

Operations

Net investment income/(loss)	$(109,765)

Net realized gain/(loss) from investments and foreign currency transactions	3,224,379

Net change in unrealized appreciation/(depreciation) on investments	495,279

Net Increase in Net Assets Resulting from Operations	3,609,893

Capital Share Transactions

Proceeds from sales of shares[2]	401,118,462

Cost of shares redeemed	(19,600,719)

Net Increase in Net Assets Resulting from Capital Share Transactions	381,517,743

Net Increase in Net Assets	385,127,636

Net Assets

Beginning of period	—

End of period	$385,127,636

Other Information:

Shares

Sold	40,112,771

Redeemed	(1,948,851)

Net Increase	38,163,920

[1]	Commenced operations on October 25, 2021.
[2]	Includes in-kind subscriptions of $171,042,398. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN SMALL-MID CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Loss(1)	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return(2),(3)

Period Ended 12/31/21(5)	$10.00	$(0.00)(6)	$0.09	$0.09	$10.09	0.90%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN SMALL-MID CAP CORE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3),(4)	Gross Ratio of Expenses to Average Net Assets(3)	Net Ratio of Net Investment Loss to Average Net Assets(3),(4)	Gross Ratio of Net Investment Loss to Average Net Assets(3)	Portfolio Turnover Rate(3)

$385,128	0.90%	0.98%	(0.12)%	(0.20)%	59%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.’s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

(4)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Loss to Average Net Assets include the effect of fee waivers and expense limitations.

(5)	Commenced operations on October 25, 2021.

(6)	Rounds to $(0.00) per share.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Small-Mid Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 25, 2021. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the period ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the period ended December 31, 2021, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.65% of the first $200 million, and 0.60% in excess of $200 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.93% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the period ended December 31, 2021, Park Avenue waived fees and/or paid Fund expenses in the amount of $60,372.

Park Avenue has entered into a Sub-Advisory Agreement with Allspring Global Investments, LLC (“Allspring”). Allspring is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2021, the Fund paid distribution fees in the amount of $180,362 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $430,538,810 and $222,473,108, respectively, for the period ended December 31, 2021. During the period ended December 31, 2021, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank Funding Rate for such day;

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN SMALL-MID CAP CORE VIP FUND

the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the period ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Small-Mid Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Small-Mid Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 25, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the period from October 25, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016–2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

24

This Page Intentionally Left Blank

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11409

Guardian Variable

Products Trust

2021

Annual Report

All Data as of December 31, 2021

Guardian Strategic Large Cap Core VIP Fund

Not FDIC insured. May lose value. No bank guarantee.	www.guardianlife.com

Guardian Strategic Large Cap Core VIP Fund

Except as otherwise specifically stated, all information, including portfolio security positions, is as of December 31, 2021. The views expressed in the Fund Commentary are those of the Fund’s sub-adviser as of the date of this report and are subject to change without notice. They do not necessarily represent the views of Park Avenue Institutional Advisers LLC. The Fund Commentary may contain some forward-looking statements providing expectations or forecasts of future events as of the date of this report; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. Fund holdings will vary. Information contained herein has been obtained from sources believed reliable, but is not guaranteed.

GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

FUND COMMENTARY OF

ALLIANCEBERNSTEIN, L.P., SUB-ADVISER (UNAUDITED)

Highlights

•	Guardian Strategic Large Cap Core VIP (the “Fund”) Fund returned 3.20%, underperforming its benchmark, the Standard & Poor’s 500® Index[1] (the “Index”) during the period from the Fund’s inception of October 25, 2021 through December 31, 2021. Security selection in the technology sector detracted from the Fund’s performance relative to the Index, while security selection in the consumer discretionary sector contributed to the Fund’s relative performance. An overweight to technology contributed, while an underweight to real estate detracted.

•	The Index rose 4.66% during the period, led by large capitalization stocks.

Market Overview

The Index rose 11.0% for the fourth quarter of 2021, bringing returns for the year to 28.71%. U.S. large caps led the gains even after the U.S. Federal Reserve unveiled plans in late December to accelerate monetary policy tightening in 2022. Developed markets outperformed emerging markets, as Chinese stocks struggled.

Stocks performed well in 2021 because earnings were even stronger than expected across the board as the world emerged from the lockdowns and deep recession induced by COVID-19 in 2020. This was good news for investors because robust earnings provide fundamental support for valuations. In some cases, unusually strong profits reflect economic distortions created by extreme policy responses during the 2020 recession.

Many predictions missed the mark in 2021. At the start of 2021, few predicted that U.S. stocks would post another year of resounding gains. Macroeconomic and market outcomes exceeded consensus forecasts. Supply-chain bottlenecks that fueled inflationary pressures were unexpected. Hopes that vaccines would suppress COVID-19 were premature, with the recent surge of the Omicron variant pushing the world into a third pandemic year.

Recent earnings may be unsustainably high over the long term when conditions normalize. Prices for raw materials and key inputs should fall as supply constraints ease, reducing profits for producers. Earnings for credit-sensitive companies may be lower in more normal credit conditions when consumers are less likely to pay down debts with cheap money. In parts of the retail sector, supply-chain constraints have meant fewer discounts for consumers and higher profits than normal.

Energy, technology, real estate and financial stocks outperformed for the year ended December 31, 2021, while defensive sectors such as utilities lagged. Value stocks rallied through May 2021, but growth stocks regained leadership until December 2021. As a result, global value and growth stocks delivered similar full-year returns in 2021.

Fund Performance

The Fund rose in absolute terms but underperformed the Index during the period. Security selection in the technology sector detracted from the Fund’s performance relative to the Index, while security selection in the consumer discretionary sector contributed to the Fund’s relative performance. An overweight to the technology sector contributed to the Fund’s relative performance, while an underweight to the real estate sector detracted.

Outlook

Equity markets face real risks in 2022 following the strong rally in 2021. Persistent inflation and rising interest rates, decelerating economic and earnings growth and high valuations could lead to a market downturn. We aim to build a macro-resilient portfolio by investing in companies with strong cash flows and resilient business models that are likely to withstand these risks. We believe that stocks, compared with bonds, still offer attractive long-term return potential, even if a short-term downturn materializes.

Markets face a more challenging inflation and interest-rate environment. U.S. consumer prices are increasing at a rate not seen in four decades. If high inflation endures, central banks are likely to tighten monetary policy sooner than had been expected just a couple of months ago, as gross domestic product (“GDP”) growth is slowing from the initial sharp rebound after the 2020 pandemic-induced recession. While wage-driven inflation could be sticky, some price pressures are likely to ease as supply chains are unclogged.

[1]

The Standard & Poor’s 500® Index (the “S&P 500 Index”) is an unmanaged market-capitalization-weighted index generally considered to be representative of U.S. equity market activity. The S&P 500 Index consists of 500 stocks representing leading industries of the U.S. economy. Index results assume the reinvestment of dividends paid on the stocks constituting the Index. You may not invest in the S&P 500 Index, and, unlike the Fund, the S&P 500 Index does not incur fees or expenses.

1

GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Efforts to contain COVID-19 have been jeopardized by the rapid spread of the Omicron variant, which could slow the release of pent-up consumer and business spending and exacerbate supply-side dislocations. AllianceBernstein, L.P. economists forecast real global GDP growth at 5.9% for 2021, slowing to 4.2% in 2022. After this year’s rebound from the pandemic-induced collapse, earnings growth is forecast to fall back to more normal levels in 2022.

Equity market valuations remain at the high end of their historical range and are especially heightened in certain industries. The changing dynamics of growth, inflation and interest rates could affect returns for different types of stocks. We believe that are positioned well for the current environment.

We believe that COVID-19 will ultimately serve to accelerate many structural trends that were already in place. We believe that expensive valuations for unprofitable growth companies are vulnerable in a rising-rate environment. In our view, the accelerated digitization across payments, business interactions and consumer e-commerce, as well as the accelerated transition to the knowledge-based economy, will create opportunities in companies that provide information and proprietary data that are essential in a contactless world.

Low-risk stocks have typically lagged the most in history, but since the market trough in March 2020, earnings have held up strongly in low-risk sectors, such as utilities and consumer staples, leading them to trade at very attractive valuations. These companies benefit from structural trends toward green energy or have brands that allow them to earn healthy profit margins in the face of fluctuations in the global economy.

We believe that equity portfolios designed to smooth volatility are especially appealing in the current market environment. We continue to look for companies that offer a combination of quality and stability at attractive prices, the three core elements that underpin our investment philosophy in good times and in challenging times. For long-term, outcome-oriented investors, we believe that companies with these features are best positioned to deliver strong return potential through changing environments.

2

GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Fund Characteristics (unaudited)

Total Net Assets: $372,001,010

Sector Allocation[1] As of December 31, 2021

Top Ten Holdings[2] As of December 31, 2021

Holding	% of Total Net Assets
Microsoft Corp.	7.89%
Alphabet, Inc., Class C	4.64%
Apple, Inc.	3.88%
AutoZone, Inc.	2.95%
Amazon.com, Inc.	2.57%
UnitedHealth Group, Inc.	2.55%
Paychex, Inc.	2.32%
Oracle Corp.	2.16%
Meta Platforms, Inc., Class A	2.05%
O’Reilly Automotive, Inc.	1.83%
Total	32.84%

[1]	The Fund’s holdings are allocated to each sector based on the MSCI Global Industry Classification Standard (GICS®). Cash includes short-term investments and net other assets and liabilities.
[2]	Portfolio holdings are subject to change and should not be considered a recommendation to buy or sell individual securities.

3

GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Fund Performance (unaudited)

Average Annual Total Returns As of December 31, 2021

	Inception Date	1 Year	5 Year	10 Year	Since Inception*
Guardian Strategic Large Cap Core VIP Fund	10/25/2021	—	—	—	3.20%
Standard & Poor’s 500® Index		—	—	—	4.66%

*	Since inception returns are not annualized and represent cumulative total returns.

Performance quoted represents past performance and does not guarantee or predict future results. Investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost. The Fund’s fees and expenses are detailed in the Financial Highlights section of this report. Fees and expenses are factored into the net asset value of Fund shares and any performance numbers we release. Total return figures include the effect of expense limitations in effect during the periods shown, if applicable; without such limitations, the performance shown would have been lower. Performance results assume the reinvestment of dividends and capital gains. The return figures shown do not reflect the deduction of taxes that a contract owner/policyholder may pay on redemption units. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. Current and month-end performance information, which may be lower or higher than that cited, is available by calling 1-888-GUARDIAN (1-888-482-7342) and is periodically updated on our website: http://guardianlife.com.

4

UNDERSTANDING YOUR FUND’S EXPENSES (UNAUDITED)

By investing in the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including, as applicable, investment advisory fees, distribution and/or service (12b-1) fees and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 25, 2021 (commencement of operations), to December 31, 2021. The table below shows the Fund’s expenses in two ways:

Expenses based on actual return

This section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses based on hypothetical 5% return for comparison purposes

This section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with the cost of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore the second section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher. Charges and expenses at the insurance company separate account level are not reflected in the table.

	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During Period 7/1/21-12/31/21	Expense Ratio During Period 7/1/21-12/31/21
Based on Actual Return*	$1,000.00	$1,032.00	$1.59	0.84%
Based on Hypothetical Return (5% Return Before Expenses)**	$1,000.00	$1,020.97	$4.28	0.84%

*

Expenses are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 68/365 (to reflect the period from October 25, 2021 (commencement of operations) through December 31, 2021).

**

Expenses (hypothetical expenses if the Fund had been in existence from 7/1/2021) are equal to the Fund’s annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

5

SCHEDULE OF INVESTMENTS – GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

December 31, 2021	Shares	Value
Common Stocks – 95.6%

Aerospace & Defense – 1.5%

Northrop Grumman Corp.	14,280	$5,527,360

		5,527,360
Banks – 2.1%

JPMorgan Chase & Co.	39,230	6,212,071

U.S. Bancorp	31,930	1,793,508

		8,005,579
Beverages – 1.1%

The Coca-Cola Co.	71,530	4,235,291

		4,235,291
Biotechnology – 1.3%

AbbVie, Inc.	36,580	4,952,932

		4,952,932
Building Products – 0.6%

Allegion PLC	15,800	2,092,552

		2,092,552
Capital Markets – 5.8%

CME Group, Inc.	18,480	4,221,941

Houlihan Lokey, Inc.	40,220	4,163,574

Intercontinental Exchange, Inc.	35,660	4,877,218

S&P Global, Inc.	14,160	6,682,529

T Rowe Price Group, Inc.	8,570	1,685,205

		21,630,467
Chemicals – 1.2%

The Sherwin-Williams Co.	12,290	4,328,046

		4,328,046
Communications Equipment – 0.6%

Motorola Solutions, Inc.	8,050	2,187,185

		2,187,185
Diversified Telecommunication Services – 1.2%

Verizon Communications, Inc.	83,400	4,333,464

		4,333,464
Electric Utilities – 3.4%

Alliant Energy Corp.	70,250	4,318,268

American Electric Power Co., Inc.	44,760	3,982,297

NextEra Energy, Inc.	45,550	4,252,548

		12,553,113
Electrical Equipment – 0.9%

Generac Holdings, Inc.(1)	5,100	1,794,792

Regal Rexnord Corp.	9,450	1,608,201

		3,402,993
Electronic Equipment, Instruments & Components – 1.1%

CDW Corp.	20,510	4,200,038

		4,200,038
Entertainment – 0.8%

Electronic Arts, Inc.	23,800	3,139,220

		3,139,220

December 31, 2021	Shares	Value
Equity Real Estate Investment – 1.1%

American Campus Communities, Inc. REIT	21,300	$1,220,277

Sun Communities, Inc. REIT	14,010	2,941,680

		4,161,957
Food & Staples Retailing – 2.6%

Koninklijke Ahold Delhaize N.V., ADR	95,530	3,286,232

Walmart, Inc.	43,860	6,346,103

		9,632,335
Health Care Equipment & Supplies – 0.4%

Medtronic PLC	14,490	1,498,991

		1,498,991
Health Care Providers & Services – 3.6%

Anthem, Inc.	8,720	4,042,069

UnitedHealth Group, Inc.	18,850	9,465,339

		13,507,408
Household Durables – 0.5%

Garmin Ltd.	12,710	1,730,721

		1,730,721
Household Products – 2.0%

Colgate-Palmolive Co.	17,600	1,501,984

The Procter & Gamble Co.	37,410	6,119,528

		7,621,512
Insurance – 2.9%

Everest Re Group Ltd.	11,530	3,158,298

Marsh & McLennan Cos., Inc.	15,160	2,635,111

The Progressive Corp.	47,850	4,911,802

		10,705,211
Interactive Media & Services – 6.7%

Alphabet, Inc., Class C(1)	5,960	17,245,796

Meta Platforms, Inc., Class A(1)	22,690	7,631,782

		24,877,578
Internet & Direct Marketing Retail – 2.6%

Amazon.com, Inc.(1)	2,870	9,569,556

		9,569,556
IT Services – 8.0%

Amdocs Ltd.	22,360	1,673,422

Automatic Data Processing, Inc.	12,100	2,983,618

Fidelity National Information Services, Inc.	33,760	3,684,904

Genpact Ltd.	70,000	3,715,600

Mastercard, Inc., Class A	9,620	3,456,658

Paychex, Inc.	63,240	8,632,260

Visa, Inc., Class A	25,950	5,623,625

		29,770,087
Life Sciences Tools & Services – 1.2%

Thermo Fisher Scientific, Inc.	6,650	4,437,146

		4,437,146
Machinery – 0.5%

Oshkosh Corp.	16,370	1,845,063

		1,845,063

6	The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

December 31, 2021	Shares	Value
Media – 0.8%

Comcast Corp., Class A	60,850	$3,062,581

		3,062,581
Multi-Utilities – 1.7%

Ameren Corp.	49,870	4,438,929

Dominion Energy, Inc.	23,040	1,810,022

		6,248,951
Multiline Retail – 0.3%

Dollar General Corp.	4,670	1,101,326

		1,101,326
Oil, Gas & Consumable Fuels – 0.9%

Royal Dutch Shell PLC, Class B, ADR	76,070	3,297,634

		3,297,634
Pharmaceuticals – 4.7%

Eli Lilly and Co.	13,860	3,828,409

Johnson & Johnson	17,010	2,909,901

Merck & Co., Inc.	76,740	5,881,353

Roche Holding AG, ADR	94,030	4,860,411

		17,480,074
Professional Services – 1.6%

Booz Allen Hamilton Holding Corp.	46,710	3,960,541

RELX PLC, ADR	64,420	2,100,736

		6,061,277
Semiconductors & Semiconductor Equipment – 4.6%

Analog Devices, Inc.	19,220	3,378,299

Broadcom, Inc.	8,900	5,922,149

KLA Corp.	7,930	3,410,772

Taiwan Semiconductor Manufacturing Co. Ltd., ADR	17,420	2,095,800

Texas Instruments, Inc.	11,780	2,220,177

		17,027,197
Software – 13.6%

Adobe, Inc.(1)	7,370	4,179,232

Citrix Systems, Inc.	19,960	1,888,016

Microsoft Corp.	87,260	29,347,283

NortonLifeLock, Inc.	191,330	4,970,754

Oracle Corp.	91,900	8,014,599

ServiceNow, Inc.(1)	3,220	2,090,134

		50,490,018
Specialty Retail – 6.7%

AutoZone, Inc.(1)	5,240	10,985,084

O’Reilly Automotive, Inc.(1)	9,660	6,822,182

Ross Stores, Inc.	12,050	1,377,074

The Home Depot, Inc.	13,620	5,652,436

		24,836,776
Technology Hardware, Storage & Peripherals – 3.9%

Apple, Inc.	81,340	14,443,544

		14,443,544

December 31, 2021	Shares	Value
Textiles, Apparel & Luxury Goods – 1.3%

Carter’s, Inc.	16,070	$1,626,605

Deckers Outdoor Corp.(1)	8,700	3,186,897

		4,813,502
Tobacco – 1.8%

Altria Group, Inc.	35,990	1,705,566

Philip Morris International, Inc.	51,970	4,937,150

		6,642,716

Total Common Stocks (Cost $342,980,337)		355,451,401

	Principal Amount	Value
Short–Term Investment – 2.7%

Repurchase Agreements – 2.7%

Fixed Income Clearing Corp., 0.00%, dated 12/31/2021, proceeds at maturity value of $10,191,159, due 1/3/2022(2)	$10,191,159	10,191,159

Total Repurchase Agreements (Cost $10,191,159)		10,191,159

Total Investments – 98.3% (Cost $353,171,496)		365,642,560

Assets in excess of other liabilities – 1.7%		6,358,450

Total Net Assets – 100.0%		$372,001,010

(1)	Non–income–producing security.
(2)	The table below presents collateral for repurchase agreements.

Security	Coupon	Maturity Date	Principal Amount	Value
U.S. Treasury Note	1.375%	12/31/2028	$10,437,400	$10,395,003

Legend:

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	7

SCHEDULE OF INVESTMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For more information on valuation inputs, please refer to Note 2a of the accompanying Notes to Financial Statements.

	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$355,451,401	$—	$—	$355,451,401
Repurchase Agreements	—	10,191,159	—	10,191,159
Total	$355,451,401	$10,191,159	$—	$365,642,560

8	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Statement of Assets and Liabilities As of December 31, 2021
Assets

Investments, at value	$365,642,560

Receivable for investments sold	6,432,546

Dividends/interest receivable	317,572

Reimbursement receivable from adviser	24,893

Prepaid expenses	11,672

Total Assets	372,429,243

Liabilities

Investment advisory fees payable	164,282

Payable for fund shares redeemed	125,704

Distribution fees payable	77,894

Accrued audit fees	18,604

Accrued custodian and accounting fees	10,503

Accrued trustees’ and officers’ fees	1,759

Accrued expenses and other liabilities	29,487

Total Liabilities	428,233

Total Net Assets	$372,001,010

Net Assets Consist of:

Paid-in capital	$360,337,397

Distributable earnings	11,663,613

Total Net Assets	$372,001,010

Investments, at Cost	$353,171,496

Pricing of Shares

Shares of Beneficial Interest Outstanding with No Par Value	36,043,707

Net Asset Value Per Share	$10.32

Statement of Operations For the Period Ended December 31, 2021[1]
Investment Income

Dividends	$1,121,569

Withholding taxes on foreign dividends	(1,814)

Total Investment Income	1,119,755

Expenses

Investment advisory fees	362,425

Distribution fees	171,898

Professional fees	41,551

Trustees’ and officers’ fees	20,001

Administrative fees	13,758

Custodian and accounting fees	10,503

Transfer agent fees	3,818

Shareholder reports	3,284

Other expenses	4,570

Total Expenses	631,808

Less: Fees waived	(54,232)

Total Expenses, Net	577,576

Net Investment Income/(Loss)	542,179

Realized Gain/(Loss) and Change in Unrealized Appreciation/(Depreciation) on Investments

Net realized gain/(loss) from investments	(1,349,630)

Net change in unrealized appreciation/(depreciation) on investments	12,471,064

Net Gain on Investments	11,121,434

Net Increase in Net Assets Resulting From Operations	$11,663,613

[1]	Commenced operations on October 25, 2021.

The accompanying notes are an integral part of these financial statements.	9

FINANCIAL INFORMATION — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Statement of Changes in Net Assets

For the Period Ended 12/31/21[1]

Operations

Net investment income/(loss)	$542,179

Net realized gain/(loss) from investments	(1,349,630)

Net change in unrealized appreciation/(depreciation) on investments	12,471,064

Net Increase in Net Assets Resulting from Operations	11,663,613

Capital Share Transactions

Proceeds from sales of shares[2]	372,417,011

Cost of shares redeemed	(12,079,614)

Net Increase in Net Assets Resulting from Capital Share Transactions	360,337,397

Net Increase in Net Assets	372,001,010

Net Assets

Beginning of period	—

End of period	$372,001,010

Other Information:

Shares

Sold	37,241,379

Redeemed	(1,197,672)

Net Increase	36,043,707

[1]	Commenced operations on October 25, 2021.
[2]	Includes in-kind subscriptions of $331,230,005. The cost basis of the contributed securities is equal to the market value of the securities on the date of the subscription.

10	The accompanying notes are an integral part of these financial statements.

This Page Intentionally Left Blank

11

FINANCIAL INFORMATION — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

The Financial Highlights table is intended to help you understand the Fund’s financial performance for the past five years (or, if shorter, the period since inception). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund.

Financial Highlights
	Per Share Operating Performance
	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain	Total Operations	Net Asset Value, End of Period	Total Return(2),(3)

Period Ended 12/31/21(5)	$10.00	$0.01	$0.31	$0.32	$10.32	3.20%

12	The accompanying notes are an integral part of these financial statements.

FINANCIAL INFORMATION — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Ratios/Supplemental Data
Net Assets, End of Period (000s)	Net Ratio of Expenses to Average Net Assets(3),(4)	Gross Ratio of Expenses to Average Net Assets(3)	Net Ratio of Net Investment Income to Average Net Assets(3),(4)	Gross Ratio of Net Investment Income to Average Net Assets(3)	Portfolio Turnover Rate(3)

$372,001	0.81%	0.89%	0.82%	0.74%	80%

(1)	Calculated based on the average shares outstanding during the period.

(2)

Total returns do not reflect the effects of charges deducted pursuant to the terms of The Guardian Insurance & Annuity Company, Inc.‘s variable contracts. Inclusion of such charges would reduce the total returns for all periods shown.

(3)	Ratios for periods less than one year have been annualized, except for total return and portfolio turnover rate. Certain non-recurring fees (i.e., audit fees) are not annualized.

(4)	Net Ratio of Expenses to Average Net Assets and Net Ratio of Net Investment Income to Average Net Assets include the effect of fee waivers and expense limitations.

(5)	Commenced operations on October 25, 2021.

The accompanying notes are an integral part of these financial statements.	13

NOTES TO FINANCIAL STATEMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

December 31, 2021

1. Organization

Guardian Variable Products Trust (the “Trust”), a Delaware statutory trust organized on January 12, 2016, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently has twenty-four series. Guardian Strategic Large Cap Core VIP Fund (the “Fund”) is a series of the Trust. The Fund is a diversified fund and commenced operations on October 25, 2021. The financial statements for other series of the Trust are presented in separate reports.

The Trust has authorized an unlimited number of shares of beneficial interest with no par value. Shares are bought and sold at closing net asset value (“NAV”). Shares of the Fund are only sold to certain separate accounts of The Guardian Insurance & Annuity Company, Inc. (“GIAC”) that fund certain variable annuity contracts and variable life insurance policies issued by GIAC. GIAC is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian Life”).

The Fund seeks capital appreciation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Investment Valuations Equity securities traded on an exchange other than NASDAQ Stock Market, LLC (“NASDAQ”) are valued at the last reported sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and ask prices. Securities traded on the NASDAQ are generally valued at the NASDAQ official closing price, which may not be the last sale price. If the NASDAQ official closing price is not available for a security, that security is generally valued at the mean between the closing bid and ask prices. Repurchase agreements are carried at cost, which approximates fair value (see Note 5d). Foreign securities are valued in the currencies of the markets in which they trade and then converted to U.S. dollars by the application of foreign exchange rates at the close of the New York Stock Exchange (“NYSE”). Forward foreign currency contracts, if any, are valued at the mean between the bid and ask rates for the specified time interpolated from rates for proximate time periods. Securities for which market quotations are not readily available or for which market quotations may be considered unreliable are valued at their fair values as determined in accordance with policies and procedures adopted by the Board of Trustees.

Under the policies and procedures approved by the Board of Trustees, Park Avenue Institutional Advisers LLC (“Park Avenue”), the Fund’s investment adviser, has established a Fair Valuation Committee to assist the Board of Trustees with the oversight and monitoring of the valuation of the Fund’s investments. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of security specific events, market events, and pricing vendor and broker-dealer due diligence. The Fair Valuation Committee oversees and carries out the policies for the valuation of investments held in the Fund. The Fair Valuation Committee is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the Board of Trustees.

Securities whose values have been materially affected by events occurring before the Fund’s valuation time but after the close of the securities’ principal exchange or market may be fair valued in accordance with policies and procedures adopted by the Board of Trustees. In addition, the values of the Fund’s investments in foreign securities are generally determined by a pricing service using pricing models designed to estimate likely changes in the values of those securities. Certain foreign equity instruments are valued by applying international fair value factors provided by approved pricing services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

14

NOTES TO FINANCIAL STATEMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Various inputs are used in determining the valuation of the Fund’s investments. These inputs are summarized in three broad levels listed below.

•	Level 1 — unadjusted inputs using quoted prices in active markets for identical investments.

•	Level 2 — other significant observable inputs, including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risks, etc.) or other market corroborated inputs.

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input; both individually and in aggregate, that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Trust. The Trust considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, and provided by independent sources that are actively involved in the relevant market. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of a financial instrument’s assigned level within the hierarchy.

The FASB requires reporting entities to make disclosures about purchases, sales, issuances and settlements of Level 3 securities on a gross basis. For the period ended December 31, 2021, there were no transfers into or out of Level 3 of the fair value hierarchy.

In determining a financial instrument’s placement within the hierarchy, the Trust separates the Fund’s investment portfolio into two categories: investments and derivatives (e.g., futures). A summary of inputs used to value the Fund’s assets and liabilities carried at fair value as of December 31, 2021 is included in the Schedule of Investments.

Investments Investments whose values are based on quoted market prices in active markets, and are therefore classified within Level 1, include active listed equities. Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within Level 2. These include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, state, municipal and provincial obligations, and certain foreign equity securities, including securities whose prices may have been affected by events occurring after the close of trading on their principal exchange or market and, as a result, whose values are determined by a pricing service as described above, or securities whose values are otherwise determined using fair valuation methods approved by the Fund’s Board of Trustees.

Investments classified within Level 3 have significant unobservable inputs, as they trade infrequently or not at all. Level 3 investments include, among others, private placement securities. When observable prices are not available for these securities, the Trust uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Trust in estimating the value of Level 3 investments include, for example, the original transaction price, recent transactions in the same or similar instruments, completed or pending third-party transactions in the underlying investment or comparable issuers, subsequent rounds of financing, recapitalizations, and other transactions across the capital structure. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Trust in the absence of market information. Assumptions used by the Trust due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As of December 31, 2021, the Fund had no securities classified as Level 3.

Derivatives Exchange-traded derivatives, such as futures contracts, exchange-traded option contracts and certain swaps, are typically classified within Level 1 or Level 2 of the fair value hierarchy depending on whether or not they are deemed to be actively traded. Certain non-exchange-traded derivatives, such as generic forwards, certain swaps and options, have inputs which can generally be corroborated by market data and are therefore classified within Level 2. During the period ended December 31, 2021, the Fund did not hold any derivatives.

b. Securities Transactions Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

15

NOTES TO FINANCIAL STATEMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

c. Foreign Currency Translation The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are generally translated into U.S. dollars at the exchange rates quoted at the close of the NYSE on each business day. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rates in effect on the dates of the respective transactions. The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included in the Net change in net realized and unrealized gain/(loss) from investments on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses, if any, are included in Net realized gain/(loss) from foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end, if any, and are included in Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities in foreign currencies on the Statement of Operations.

d. Foreign Capital Gains Tax The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

e. Investment Income Dividend income net of foreign taxes withheld, if any, is generally recorded on the ex-dividend date. Interest income, which includes amortization/accretion of premium/discount, is determined using the interest income accrual method, and is accrued and recorded daily.

f. Allocation of Income and Expenses Many of the expenses of the Trust can be directly attributed to a specific series of the Trust. Expenses that cannot be directly attributed to a specific series of the Trust are generally apportioned among all the series in the Trust, based on relative net assets. In calculating net asset value per share for each series of the Trust, investment income, realized and unrealized gains and losses, and expenses other than series-specific expenses are allocated daily to each series based upon the proportion of net assets attributable to each series.

3. Transactions with Affiliates

a. Investment Advisory Fee and Expense Limitation Under the terms of the advisory agreement, which, after its two year initial term, is reviewed and approved annually by the Board of Trustees, the Fund pays an investment advisory fee to Park Avenue. Park Avenue is a wholly-owned subsidiary of Guardian Life and receives an investment advisory fee at an annual rate of 0.55% of the first $200 million, and 0.50% in excess of $200 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Park Avenue has contractually agreed through April 30, 2022 to waive certain fees and/or reimburse certain expenses incurred by the Fund to the extent necessary to limit the Fund’s total annual operating expenses after fee waiver and/or expense reimbursement to 0.84% of the Fund’s average daily net assets (excluding, if applicable, any acquired fund fees and expenses, taxes, interest, transaction costs and brokerage commissions, litigation and extraordinary expenses). The limitation may not be increased or terminated prior to this time without action by the Board of Trustees, and may be terminated only upon approval of the Board of Trustees. Amounts waived or reimbursed by Park Avenue pursuant to any expense limitation will not be subject to Park Avenue’s recoupment rights. For the period ended December 31, 2021, Park Avenue waived fees and/or paid Fund expenses in the amount of $54,232.

Park Avenue has entered into a Sub-Advisory Agreement with AllianceBernstein L.P. (“AllianceBernstein”). AllianceBernstein is responsible for providing day-to-day investment advisory services to the Fund, subject to the supervision of Park Avenue and the oversight of the Board of Trustees. Sub-advisory fees are paid by Park Avenue and do not represent a separate or additional expense to the Fund.

b. Compensation of Trustees and Officers Trustees and officers who are interested persons of the Trust, as defined in the 1940 Act, receive no compensation from the Fund, except for the Chief Compliance Officer of the

16

NOTES TO FINANCIAL STATEMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Trust. Trustees of the Trust who are not interested persons of the Trust, and the Chief Compliance Officer, receive compensation and reimbursement of expenses from the Trust.

c. Distribution Fees Park Avenue Securities LLC (“PAS”), a wholly-owned subsidiary of Guardian Life, is the principal underwriter of Fund shares. The Trust has entered into a distribution and service agreement with PAS, which governs the sale and distribution of shares of the Fund. Under a distribution and service plan adopted by the Trust (“12b-1 plan”), PAS is compensated for services in such capacity, including its expenses in connection with the promotion and distribution of shares of the Fund, at an annual rate of 0.25% of the Fund’s average daily net assets. For the period ended December 31, 2021, the Fund paid distribution fees in the amount of $171,898 to PAS.

PAS has directed that certain payments under the 12b-1 plan be used to compensate GIAC for shareholder services provided to contract owners.

4. Federal Income Taxes

a. Distributions to Shareholders For federal income tax purposes, the Fund is treated as a disregarded entity (“DRE”). As a DRE, the Fund is not subject to an entity-level income tax; and any income, gains, losses, deductions, taxes, and credits of the Fund would instead be “passed through” directly to the separate accounts of GIAC that invest in the Fund and retain the same character for U.S. federal income tax purposes. In addition, the Fund is not required to distribute taxable income and capital gains for U.S. federal income tax purposes. Therefore, no dividends and capital gains distributions were paid by the Fund.

5. Investments

a. Investment Purchases and Sales The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) amounted to $292,078,414 and $278,918,698, respectively, for the period ended December 31, 2021. During the period ended December 31, 2021, there were no purchases or sales of U.S. government securities.

b. Foreign Securities Foreign securities investments involve special risks and considerations not typically associated with U.S. investments. These risks include, but are not limited to, currency risk; adverse political, regulatory, social, and economic developments; and less reliable information about issuers. Moreover, securities of some foreign issuers may be less liquid and their prices more volatile than those of comparable U.S. issuers.

c. Industry or Sector Concentration In its normal course of business, the Fund may invest a significant portion of its assets in companies within a limited number of industries or sectors. As a result, the Fund may be subject to a greater risk of loss than that of a fund invested in a wider spectrum of industries or sectors because the stocks of many or all of the companies in the industry, group of industries, sector, or sectors may decline in value due to developments adversely affecting the industry, group of industries, sector, or sectors.

d. Repurchase Agreements The Fund may invest in repurchase agreements to maintain liquidity and earn income over periods of time as short as overnight. The collateral for repurchase agreements is either cash or fully negotiable U.S. government securities (including U.S. government agency securities). Repurchase agreements are fully collateralized (including the interest accrued thereon) and such collateral is marked to market daily while the agreements remain in force. If the value of the collateral falls below the repurchase price plus accrued interest, the Fund will typically require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults, the Fund maintains the right to sell the collateral (although it may be prevented or delayed from doing so in certain circumstances) and may be required to claim any resulting loss against the seller. Park Avenue monitors the creditworthiness of the seller with which the Fund enters into repurchase agreements.

6. Temporary Borrowings

The Fund, with other funds managed by Park Avenue, is party to a credit agreement with respect to a $10 million committed revolving credit facility from State Street Bank and Trust Company (the “Credit Agreement”) for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is based on a daily fluctuating rate per annum equal to the Applicable Rate (as defined in the Credit Agreement) plus the Applicable Margin (as defined in the Credit Agreement) that is subject to change from time to time as and when the Applicable Rate changes. Under the current Credit Agreement, the Applicable Rate for any day is defined as the rate per annum equal to the sum of (a) 0.10% plus (b) the higher of (i) the Federal Funds Effective Rate for such day and (ii) the Overnight Bank

17

NOTES TO FINANCIAL STATEMENTS — GUARDIAN STRATEGIC LARGE CAP CORE VIP FUND

Funding Rate for such day; the Applicable Margin is 1.25%. In addition to the interest charged on any borrowings by the Fund, each fund pays a commitment fee of 0.30% per annum on its share of the unused portion of the credit facility. The agreement is in place until January 6, 2023. The Fund did not utilize the credit facility during the period ended December 31, 2021.

7. Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8. Additional Information

The outbreak of COVID-19 has materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, strained healthcare systems, and adversely impacting local and global economies, including those in which the Funds invest. A Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates. These actions, including their possible unexpected or sudden reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, heighten investor uncertainty, and lead to sustained economic downturn or a global recession, domestic and foreign political and social instability, damage to diplomatic and international trade relations. As a result, the value of a Fund’s shares may fall, sometimes sharply and for extended periods, causing investors to lose money.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Guardian Variable Products Trust and Shareholders of

Guardian Strategic Large Cap Core VIP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Guardian Strategic Large Cap Core VIP Fund (one of the funds constituting Guardian Variable Products Trust, referred to hereafter as the “Fund”) as of December 31, 2021, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period October 25, 2021 (commencement of operations) through December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations, changes in its net assets, and the financial highlights for the period from October 25, 2021 (commencement of operations) through December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2022

We have served as the auditor of one or more investment companies in Guardian Variable Products Trust since 2016.

19

SUPPLEMENTAL INFORMATION (UNAUDITED)

Liquidity Risk Management Program

In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), Guardian Variable Products Trust (the “Trust”) has adopted and implemented a written liquidity risk management program (the “Program”) for each series of the Trust (each, a “Fund”), which is reasonably designed to assess and manage each Fund’s liquidity risk. The Fund’s “liquidity risk” is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund.

The Board of Trustees of the Trust (the “Board”) approved the designation of Park Avenue Institutional Advisers LLC (the “Administrator” or “PAIA”) as Program administrator. The Administrator established a Liquidity Risk Management Committee, which is comprised of certain officers of the Trust and PAIA, that assists the Administrator in the implementation and day-to-day administration of the Program and in carrying out the Administrator’s liquidity risk management responsibilities.

In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than monthly taking into consideration a variety of factors, including, as applicable, the Fund’s investment strategy and liquidity of portfolio investments, cash flow projections, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.

Each Fund portfolio investment is classified into one of four liquidity categories (including “highly liquid investments” and “illiquid investments,” discussed below) based on a determination of the number of days it is reasonably expected to take to convert the investment to cash, or sell or dispose of the investment, in current market conditions without significantly changing the investment’s market value. The Liquidity Rule limits the Fund’s investments in illiquid investments by prohibiting the Fund from acquiring any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to comply with this investment limitation. In addition, the Program includes provisions reasonably designed to comply with the Liquidity Rule’s requirements relating to highly liquid investment minimums, which is a minimum amount of Fund net assets to be invested in highly liquid investments that are assets, as applicable. The Fund was not required to adopt a highly liquid investment minimum during the year.

At a meeting of the Board held on March 23-24, 2021, the Board received a report (the “Report”) prepared by the Administrator addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”). The Report noted that the Administrator believes the Program operated effectively during the Reporting Period and continues to be reasonably designed to effectively assess and manage each Fund’s liquidity risk. The Report also noted that the Administrator believes the Program has been adequately and effectively implemented since its inception. During the Reporting Period, the Administrator presented to the Board regarding the impact of the COVID-19 pandemic on the Fund’s liquidity and management of liquidity risk during the Reporting Period, including during stressed market conditions caused by the COVID-19 pandemic.

There can be no assurance that the Program will achieve its objectives under all circumstances. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which an investment in the Fund may be subject.

20

SUPPLEMENTAL INFORMATION (UNAUDITED)

Trustees and Officers Information Table

The following table provides information about the Trustees of the Trust.

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees

Bruce W. Ferris[3] (born 1955)	Trustee	Retired (since 2015); President and CEO, Prudential Annuities Distributors, Inc. (2013– 2015); Director/Trustee, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc. (2013–2015); Senior Vice President, Prudential Annuities (2008–2015).	24	None.

Theda R. Haber[3] (born 1954)	Trustee	Adjunct Assistant Professor of Law, UC Hastings College of Law (since 2013); Member of the Board of Directors, Fairholme Trust Company, LLC (2015–2019); Attorney, Law Office of Theda R. Haber (since 2014); Visiting Professor of Law, UC Davis School of Law (since 2014); Consultant, Haber & Associates LLC (financial services industry) (2012–2017); Advisory Council Chair, Vice Chair, and Member, Advisory Council on Employee Welfare and Pension Benefit Plans (ERISA Advisory Council), U.S. Department of Labor (2009–2011); Managing Director and General Counsel, BlackRock Institutional Trust Company, N.A. (2009–2011); Deputy Global General Counsel, Barclays Global Investors (2006–2009); Managing Director, Barclays Global Investors (1998–2006).	24	None.

Marshall Lux[3] (born 1960)	Trustee	Senior Advisor, The Boston Consulting Group (since 2014); Board Member, DHB Capital (special purpose acquisition company) (since 2021); Board Member, Mphasis (public global IT company) (since 2018); Board Member, Kapitus (financing) (since 2018); Senior Partner and Managing Director, The Boston Consulting Group (2009–2014).	24	None.

Lisa K. Polsky[3] (born 1956)	Trustee	Board Member, Verifone (payments and software) (since 2021); Member of Advisory Council, ConsenSys (blockchain software) (since 2021); Board Member, MFA Financial, Inc. (real estate investment trust) (since 2020); Advisor, SMBC Americas (financial services) (since 2020); Senior Risk Advisor, AQR Capital (investment management) (2016-2019); Senior Risk Advisor, Ultra Capital (venture capital) (2016–2019); Board Member, DB USA Corporation (Deutsche Bank Intermediate Holding Company) (financial services) (since 2016); Chief Risk Officer, CIT Group Inc. (financial services) (2010–2015); Board Member and Chair of Audit Committee, Piper Jaffray (investment bank) (2007–2016).	24	None.

21

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Term of Office, Position(s) Held and Length of Service[1]	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustees[2]	Other Directorships Held by Trustee
Independent Trustees (continued)

John Walters[3] (born 1962)	Lead Independent Trustee	Board Member, Amerilife Holdings LLC (insurance distribution) (2015–2020); Member, Board of Governors, University of North Carolina, Chapel Hill (2013–2019); Board Member, Stadion Money Management LLC (investment adviser) (2011–2019); President and Chief Operating Officer, Hartford Life Insurance Company (2000–2010).	24	Trustee, USAA Mutual Funds Trust, (registered investment company offering 47 individual funds) (since 2019).
Interested Trustees

Michael Ferik[4] (born 1972)	Chairman and Trustee (Since December 2019)	Head of Individual Markets, The Guardian Life Insurance Company of America (since 2020); Executive Vice President and Chief Financial Officer, The Guardian Life Insurance Company of America prior thereto.	24	None.

Richard T. Potter[4] (born 1954)	Trustee (Since July 2021)	Retired (since July 2021); Vice President and Equity Counsel, The Guardian Life Insurance Company of America prior thereto.	24	None.

[1]

Except as otherwise noted, each Trustee began service in such capacity in 2016 and serves until his or her successor is elected and qualified or until his or her resignation, death or removal. The business address of each Trustee is 10 Hudson Yards, New York, New York 10001.

[2]	The Trust currently consists of 24 separate Funds.
[3]	Member of the Audit Committee of the Board.
[4]

Each of Michael Ferik and Richard T. Potter is considered to be an “interested person” of the Trust within the meaning of the 1940 Act because of their current or former affiliation with The Guardian Life Insurance Company of America and/or its affiliates.

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers

Dominique Baede (born 1970)	President and Principal Executive Officer (Since January 2020)	Head of Life and Annuity Products, The Guardian Life Insurance Company of America (since 2019); Managing Director, Product Management Group, AXA Equitable (insurance company) prior thereto.

John H. Walter (born 1962)	Senior Vice President, Treasurer, and Principal Financial and Accounting Officer	Head of Asset Management Accounting and Mutual Fund Treasurer, The Guardian Life Insurance Company of America.

Harris Oliner (born 1971)	Senior Vice President and Secretary	Associate General Counsel, Corporate Secretary, The Guardian Life Insurance Company of America.

Sonya Crosswell Assan (born 1977)	Assistant Secretary	Assistant General Counsel, Office of the Corporate Secretary, The Guardian Life Insurance Company of America.

Philip Stack (born 1964)	Chief Compliance Officer (Since September 2017)	Associate Compliance Lead, Mutual Funds, The Guardian Life Insurance Company of America (since 2017); Executive Director, Chief Compliance Officer, Morgan Stanley prior thereto.

Brian Hagan (born 1984)	Anti-Money Laundering Officer (Since March 2019)	Compliance Lead, Anti-Financial Crimes (since 2019), Anti-Money Laundering Compliance, The Guardian Life Insurance Company of America; Vice President, Head of Financial Intelligence Unit, Brown Brothers Harriman & Co. (2014–2019); Assistant Vice President, AML Compliance Manager, JPMorgan Chase & Co. prior thereto.

22

SUPPLEMENTAL INFORMATION (UNAUDITED)

Name and Year of Birth	Position(s) Held and Length of Service[5]	Principal Occupation(s) During Past Five Years
Officers (continued)

Kathleen M. Moynihan (born 1966)	Senior Counsel	Assistant General Counsel, Investment Management, The Guardian Life Insurance Company of America.

Maria Nydia Morrison (born 1958)	Assistant Treasurer and Fund Controller (since December 2021)	Head of Mutual Fund Accounting and Fund Controller, The Guardian Life Insurance Company of America.

Keith Ngo (born 1971)	Assistant Treasurer (since December 2021)	Senior Lead Accountant and Associate Mutual Fund Controller, The Guardian Life Insurance Company of America.

[5]

Unless otherwise indicated, the Officers each began service in such capacity in 2016 and hold office for an indefinite term or until their successors shall have been elected and qualified. The business address of each Officer is 10 Hudson Yards, New York, New York 10001.

23

SUPPLEMENTAL INFORMATION (UNAUDITED)

The Statement of Additional Information (“SAI”) includes additional information about the Trust’s Trustees and Officers and is available, without charge, upon request by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

Portfolio Holdings and Proxy Voting Procedures

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Securities and Exchange Commission’s website at https://www.sec.gov. The Fund’s Form N-PORT information is also available, without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is included in the SAI. The SAI and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 may be obtained (i) without charge, upon request, by calling toll-free 1-888-GUARDIAN (1-888-482-7342) or by visiting our website at http://guardianvpt.onlineprospectus.net/GuardianVPT/Prospectuses; and (ii) on the Securities and Exchange Commission’s website at https://www.sec.gov.

24

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

The Guardian Life Insurance Company of America    New York, NY 10001-2159

PUB11410

Item 1.	(continued)

(b) Not applicable.

Item 2.	Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics, as defined in this Item 2, that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments or waivers granted with respect to the Code of Ethics during the fiscal year ended December 31, 2021.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that Lisa Polsky is an audit committee financial expert serving on its audit committee. This individual is “independent,” as defined by this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)-(d)

Fees for services rendered to the registrant by its principal accountant.

Fiscal Year Ended	Audit Fees*	Audit - Related Fees	Tax Fees	All Other Fees
December 31, 2021	$576,000	$—	$—	$—
December 31, 2020	$481,000	$—	$—	$—

*	Fees are exclusive of out-of-pocket expenses.

(e)(1) The registrant’s Audit Committee is required to approve at least annually all audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. In addition, pursuant to the registrant’s Audit Committee Pre-Approval Procedures, the chair of the Audit Committee, or one or more designated members of the Audit Committee, is authorized to pre-approve a proposed non-audit service, or a proposed material change in the nature or cost of any previously approved non-audit service, between meetings of the Audit Committee. Any such action shall be presented for ratification by the Audit Committee not later than its next regularly scheduled meeting.

(e)(2) With respect to the services described in (b)—(d) of this item relating to the Audit-Related Fees, Tax Fees and All Other Fees disclosed above, 0% were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Not applicable.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b) None.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item	12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13. Exhibits.

(a)(1) Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Written solicitation to purchase securities under Rule 23c-1 -Not applicable.

(a)(4) There was no change in the registrant’s independent public accountant during the reporting period.

(b) Certification pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guardian Variable Products Trust

By (Signature and Title)*	/s/ Dominique Baede
Dominique Baede, President
(Principal Executive Officer)

Date: March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Dominique Baede
Dominique Baede, President
(Principal Executive Officer)

Date: March 4, 2022

By (Signature and Title)*	/s/ John H Walter
John H Walter, Treasurer
(Principal Financial and Accounting Officer)

Date: March 4, 2022